Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of February 12, 2026 (this
“Third Amendment”), to the Credit Agreement referred to below, between agilon health management, inc. (f/k/a agilon health, inc.), a Delaware corporation (the “Borrower”), Agilon
Health Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), agilon health, inc., a
Delaware corporation (“Parent”), the Subsidiary Guarantors party hereto, the Lenders (which
Lenders comprise all of the Lenders after giving effect to the Third Amendment Repayment and
Termination (as defined below)), the Issuers (which Issuers comprise all of the Issuers after giving effect to the Third Amendment Repayment and Termination) and JPMorgan Chase Bank,
N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders from time to time party thereto and the Issuers are party to a Credit Agreement dated as of February 18, 2021
(as amended by the First Amendment to Credit Agreement, dated as of March 1, 2021, as further amended by the Second Amendment to Credit Agreement, dated as of May 25, 2023, and as further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”, and as amended by this Third Amendment, the “Amended Credit
Agreement”); and
WHEREAS, pursuant to Section 11.1(a) of the Credit Agreement, the Borrower, the
Administrative Agent, the Lenders (which Lenders comprise all of the Lenders after giving effect to the Third Amendment Repayment and Termination) and the Issuers (which Issuers comprise all of the Issuers after giving effect to the Third Amendment Repayment and Termination), as applicable, desire to amend the Credit Agreement as set forth in Section 2 of this Third
Amendment.
WHEREAS, pursuant to Section 11.1(d) of the Credit Agreement, the Borrower desires to prepay the Loans and terminate the Revolving Credit Commitments (the “Third Amendment
Repayment and Termination”) of the Lender that has refused to consent to this Third Amendment
(the “Non-Consenting Lender”) (it being understood that this Amendment shall constitute notice to the Administrative Agent and the Non-Consenting Lender of such prepayment and termination in accordance with Section 11.1(d) of the Credit Agreement).
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit
Agreement, and the Credit Agreement is hereby amended as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2. Amendment of the Credit Agreement. On and after the Third Amendment
Effective Date (as defined below):

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(a)the Credit Agreement is hereby amended to delete the stricken text (indicated
textually in the same manner as the following example: ~~stricken text~~) and to add the double-
underlined text (indicated textually in the same manner as the following example: double-
underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto, which such Amended Credit Agreement shall supersede the Credit Agreement;
(b)Exhibit W to the Credit Agreement is hereby amended and replaced in its entirety with Exhibit W attached hereto as Exhibit B;
(c)Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Schedule I attached hereto as Schedule I; and
(d)Schedule 1.1(b) to the Credit Agreement is hereby amended and replaced in its entirety with Schedule 1.1(b) attached hereto as Schedule 1.1(b).
SECTION 3. Conditions Precedent. The effectiveness of this Third Amendment is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Third Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received from Parent, each of the Loan Parties, each Lender and each Issuer (after giving effect to the Third Amendment
Repayment and Termination) either (x) a counterpart of this Third Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Third Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this
Third Amendment.
(b)The representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the
Third Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date.
(c)At the time of and immediately after the Third Amendment Effective Date, no
Default or Event of Default shall have occurred and be continuing.
(d)The Administrative Agent shall have received:
(i)a favorable opinion of (A) Debevoise & Plimpton LLP, special New York counsel to Parent and the Loan Parties as to such matters as reasonably requested by the
Administrative Agent, in form and substance reasonably acceptable to the Administrative
Agent and (B) Richards, Layton & Finger, P.A., special Delaware counsel to Parent and certain of the Loan Parties as to such matters as reasonably requested by the Administrative
Agent, in form and substance reasonably acceptable to the Administrative Agent;
(ii)a certificate dated as of a recent date from the Secretary of State of the jurisdiction of organization of Parent and each Loan Party attesting to the good standing of
Parent and each such Loan Party;

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(iii)a copy of the Constituent Document of Parent and each Loan Party, certified
(if appropriate in such jurisdiction) as of a recent date by the Secretary of State of the state of organization (or other appropriate official) of Parent and such Loan Party, as applicable;
(iv)a certificate of the secretary or an assistant secretary (or other appropriate officer) of Parent and each Loan Party certifying (A) the names and true signatures of each officer of Parent and such Loan Party, as applicable, or other authorized signatory that has been authorized to execute and deliver this Third Amendment or other document required hereunder to be executed and delivered by or on behalf of Parent or such Loan Party, as applicable, (B) the by-laws (or equivalent Constituent Document) of Parent and such Loan
Party, as applicable, as in effect on the date of such certification, (C) the resolutions of
Parent’s and such Loan Party’s Board of Directors (or equivalent governing body), as applicable, approving and authorizing the execution, delivery and performance of this
Third Amendment and the other Loan Documents to which it is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent
Document) of Parent or such Loan Party, as applicable, from the certificate of incorporation
(or equivalent Constituent Document) delivered pursuant to this clause (iv);
(v)a certificate of the chief financial officer of the Borrower in the form of
Exhibit T to the Credit Agreement certifying as to the Solvency, after giving effect to effectiveness of this Third Amendment on the Third Amendment Effective Date, of the
Borrower and its Subsidiaries on a combined basis;
(vi)a certificate of a Responsible Officer of Borrower certifying that substantially concurrently with the effectiveness of this Third Amendment on the Third
Amendment Effective Date, the conditions set forth in Sections 3(b) and 3(c) of this Third
Amendment have been satisfied; and
(vii)the results of customary lien and judgment searches made with respect to each Loan Party and requested by the Administrative Agent prior to the Third Amendment
Effective Date.
(e)The Administrative Agent shall have received, at least three (3) Business Days prior to the Third Amendment Effective Date, all documentation and information reasonably requested in writing by the Administrative Agent, at least ten (10) calendar days prior to the Third
Amendment Effective Date, about Parent and the Loan Parties required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the CDD Rule.
(f)There shall have been paid (x) to the Lenders all fees required to be paid on or before the Third Amendment Effective Date pursuant to this Third Amendment (including the
Extension Fee (as defined below)) and (y) all fees and expenses required to be paid as separately agreed in writing between the Borrower and any of the Lenders (or their respective affiliates).
(g)The Administrative Agent shall have received a guaranty substantially in the form of Exhibit C attached hereto, duly executed and delivered by Parent.

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(h)With respect to each Letter of Credit outstanding immediately prior to giving effect to this Third Amendment on the Third Amendment Effective Date, an amount equal to 103% of such Letter of Credit shall have been deposited in a Cash Collateral Account or such other account as may be agreed by the Borrower and the applicable Issuer, in each case, on terms satisfactory to the applicable Issuer.
(i)The Borrower shall have paid to the Administrative Agent, for the account of the
Non-Consenting Lender, all principal, accrued and unpaid fees and interest, and any amounts owed pursuant to Section 2.14(e) of the Credit Agreement, in each case, in respect of the Non-Consenting
Lender’s Loans and/or Commitments;
SECTION 4. Representations and Warranties. In order to induce the Administrative
Agent, the Lenders and the Issuers, as applicable, to enter into this Third Amendment, the
Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the Issuers,
as applicable, on and as of the date hereof that:
(a)The execution, delivery and performance by Parent and each Loan Party of this
Third Amendment and the consummation of the transactions contemplated hereby:
(i)are within Parent’s and such Loan Party’s corporate, limited liability company, partnership or other powers;
(ii)have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action, including the consent of shareholders, partners and members where required;
(iii)do not and will not (A) contravene Parent’s or such Loan Party’s or any of such Loan Party’s Restricted Subsidiaries’ respective Constituent Documents in any respect to Parent or a Loan Party other than the Borrower or any Subsidiary Guarantor that is a Significant Subsidiary that would reasonably be expected to have a Material Adverse
Effect, (B) violate any other Requirement of Law applicable to Parent or such Loan Party
(including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to Parent or such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation of Parent or such Loan
Party or any of such Loan Party’s Restricted Subsidiaries in any respect that would reasonably be expected to have a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of Parent or such Loan Party or any of such Loan
Party’s Restricted Subsidiaries, other than those in favor of, or collaterally assigned to, the
Secured Parties, as the case may be, pursuant to the Collateral Documents; and
(iv)do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than (A)
those that have been or will be, prior to the date hereof, obtained or made, and each of

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which on the date hereof will be in full force and effect, (B) with respect to the Collateral, filings required to perfect the Liens created by the Collateral Documents and (C) those the

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failure of which to obtain could not reasonably be expected to result in a Material Adverse
Effect.
(b)This Third Amendment has been duly executed and delivered by Parent and each
Loan Party party hereto. This Third Amendment is the legal, valid and binding obligation of Parent and each Loan Party, enforceable against Parent and such Loan Party in accordance with its terms subject only to applicable laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.
(c)No Default or Event of Default has occurred or is continuing.
SECTION 5. Effects on Loan Documents.
(a)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Issuer, the Administrative
Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Collateral Agent, the Issuers or the Lenders under the
Loan Documents.
(c)The Borrower and the other parties hereto acknowledge and agree that, on and after the date hereof, this Third Amendment shall constitute a Loan Document for all purposes of the
Amended Credit Agreement. After the date hereof, any reference in any Loan Document to the
Credit Agreement shall mean the Amended Credit Agreement.
(d)By its execution hereof, each of Holdings and the Borrower hereby expressly agrees, with respect to each Loan Document to which it is a party (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Third Amendment, (b) nothing contained in this Third
Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document and (c) all of the liens and security interests created by and arising under such Loan Document remain in full force and effect on a continuous basis, regardless of the effectiveness of this Third Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related Guaranty.
SECTION 6.  Fees; Costs and Expenses.
(a)Immediately prior to the effectiveness of this Third Amendment on the Third
Amendment Effective Date, the Borrower shall pay to each Lender, for its own account, a fee equal to 0.50% (collectively, the “Extension Fee”) of the aggregate principal amount of
Commitments and Loans of such Lender outstanding immediately prior to the effectiveness of this
Third Amendment on the Third Amendment Effective Date . The Extension Fee shall be fully

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earned, due and payable upon the occurrence of the Third Amendment Effective Date. The
Extension Fee shall not be refundable under any circumstances.

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(b)The Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the
Credit Agreement to pay and reimburse the Administrative Agent, the Lenders and the Issuers, as
applicable, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this
Third Amendment and all other documents and instruments delivered in connection herewith.
SECTION 7. Applicable Law. This Third Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
SECTION 8. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or
“tiff”)) and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart hereof by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9. Headings. Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third
Amendment for any other purpose or be given any substantive effect.
[Signature Page to Third Amendment to agilon Credit Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
agilon health intermediate holdings, inc. as
Holdings
By: /s/ DENISE ZAMORE______________
Name:Denise Zamore
Title:Secretary
agilon health, inc. as Parent
By: /s/ DENISE ZAMORE______________
Name:Denise Zamore
Title:Chief Legal Officer and
Corporate Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
agilon health management, inc. as the Borrower
By: /s/ DENISE ZAMORE______________
Name:Denise Zamore
Title:Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
Acknowledgment and Consent
By its execution hereof, each of the Subsidiary Guarantors party hereto hereby expressly agrees, with respect to each Loan Document to which it is a party (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Third Amendment, (b) nothing contained in this
Third Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document and (c) all of the liens and security interests created by and arising under such Loan Document remain in full force and effect on a continuous basis, regardless of the effectiveness of this Third Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related Guaranty.
agilon health Coastal ACO, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
agilon health Kentucky ACO, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
agilon health Michigan ACO, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Agilon health Mid-Atlantic ACO, Inc.
[Signature Page to Third Amendment to agilon Credit Agreement]
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
                  Title:    Vice President
agilon health Northeastern ACO, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
          Title:    Secretary
agilon health Northeast Ohio ACO, Inc.
By: /s/ DENISE ZAMORE____________
      Name: Denise Zamore
      Title:  Secretary
agilon health Columbus Ohio ACO, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:  Secretary
agilon health Ohio ACO, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
          Title:  Secretary
agilon health Pennsylvania ACO, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
agilon health technology corporation
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
agilon health Texas ACO, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Agilon New York Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Buffalo IPA, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Buffalo RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
Central Illinois RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Connecticut Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Connecticut RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Core Care Holdings, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Core Care Select, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Core Care Select – Akron, Inc.
By: /s/ BENJAMIN SHAKER_______
[Signature Page to Third Amendment to agilon Credit Agreement]
            Name: Benjamin Shaker
                Title:    CEO/President/Secretary
Core Care Select – Columbus, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Core Care Select – Dayton, Inc.
By: /s/ BENJAMIN SHAKER_______
            Name: Benjamin Shaker
                Title:    CEO/President/Secretary
Core Care Select – Southeast Ohio, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
            Title:  CFO
Core Care Select – Toledo, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
        Title:  Vice President
Core Care Select West Ohio, Inc.
By: /s/ BENJAMIN SHAKER_______
            Name: Benjamin Shaker
            Title:  Chief Executive Officer
Cyber-Pro Systems, Inc.
[Signature Page to Third Amendment to agilon Credit Agreement]
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Georgia Holdco, LLC
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Georgia RBE – Northeast, LLC
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Illinois Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Kentucky Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Kentucky RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
Kentucky – SE RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Maine Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Maine RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Michigan Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Michigan RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Michigan RBE – UP, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
Minnesota Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Minnesota – Southern RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Minnesota – Twin Cities RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
North Carolina Holdco, LLC
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
North Carolina RBE, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
                Title:  VP/Secretary
North Carolina RBE – Greensboro, LLC
By: /s/ DENISE ZAMORE____________
[Signature Page to Third Amendment to agilon Credit Agreement]
        Name: Denise Zamore
          Title:    Secretary
North Carolina RBE – Piedmont, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
      Title:    Vice President and Secretary
North Carolina RBE – Pinehurst, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
      Title:    Vice President and Secretary
Pennsylvania Holdco, LLC
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Pennsylvania RBE – Central, LLC
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
      Title:    Vice President and Secretary
Pittsburgh RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
South Carolina Holdco, LLC
[Signature Page to Third Amendment to agilon Credit Agreement]
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
South Carolina RBE – Liberty, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
                    Title:  Vice President and Secretary
South Carolina RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Syracuse IPA, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
              Title:  Chief Financial and Treasurer
Tennessee Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
          Title:    Secretary
Tennessee RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
                    Title:  Vice President and Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
Texas East RBE, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
                    Title:  Vice President and Secretary
Texas Holdco, Inc.
By: /s/ DENISE ZAMORE____________
        Name: Denise Zamore
        Title:  Secretary
Texas RBE, Inc.
By: /s/ KENNETH BELLENDIR_______
            Name: Kenneth Bellendir
                  Title:  Secretary and Treasurer
Texas RBE – Dallas, Inc.
By: /s/ DENISE ZAMORE____________
      Name: Denise Zamore
      Title:  Vice President and Secretary
[Signature Page to Third Amendment to agilon Credit Agreement]
JPMorgan Chase bank, N.A.,
as Administrative Agent, a Lender and an Issuer
By: /s/ WILLIAM R. DOOLITTLE________
Name: William R. Doolittle
      Title:    Executive Director
[Signature Page to Third Amendment to agilon Credit Agreement]
Bank of America, N.A.,
as a Lender and an Issuer
By: /s/ JOSEPH L. CORAH____________
      Name: Joseph L. Corah
      Title:  Managing Director
[Signature Page to Third Amendment to agilon Credit Agreement]
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuer
By: /s/ EUGENE STUNSON______________
      Name: Eugene Stunson
      Title:  Executive Director
[Signature Page to Third Amendment to agilon Credit Agreement]
DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and an Issuer
By: /s/ PHIL TANCORRA___________________
      Name: Phil Tancorra
      Title:  Director
By: /s/ SUZAN ONAL___________________
      Name: Suzan Onal
      Title:  Director

SCHEDULE I to the Credit Agreement
SCHEDULE I: Commitments
Commitments and Pro Rata Shares
Initial Revolving Credit Commitment

Lender	Commitment	Pro Rata Share
JPMorgan Chase Bank, N.A.	$25,000,000.00	27.7777777777778%
Bank of America, N.A.	$25,000,000.00	27.7777777777778%
Wells Fargo Bank, National Association	$25,000,000.00	27.7777777777778%
Deutsche Bank AG New York Branch	$15,000,000.00	16.6666666666667%
TOTAL	$90,000,000.00	100.0000000000000%
Letter of Credit Allocation

Lender	Commitment	Pro Rata Share
JPMorgan Chase Bank, N.A.	$38,000,000.00	42.2222222222223%
Bank of America, N.A.	$20,000,000.00	22.2222222222222%
Wells Fargo Bank, National Association	$20,000,000.00	22.2222222222222%
Deutsche Bank AG New York Branch	$12,000,000.00	13.3333333333333%
TOTAL	$90,000,000.00	100.0000000000000%

SCHEDULE 1.1(b) to the Credit Agreement
SCHEDULE 1.1(b): Existing Letters of Credit

Letter of Credit	Amount	Issuance Date	Expiry Date	Account Party	Issuing Bank
68179442	$265,608.00	17-Mar-22	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
68179783	$912,686.00	31-Mar-22	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
68179784	$1,930,460.00	31-Mar-22	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
68179785	$136,992.00	31-Mar-22	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
68179786	$121,692.00	31-Mar-22	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
68199987	$1,100,000.00	24-Jul-24	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
68199992	$700,000.00	24-Jul-24	31-Dec-27	agilon health management, inc.	Bank of America, N.A.
68199993	$1,400,000.00	24-Jul-24	31-Dec-27	agilon health management, inc.	Bank of America, N.A.
68199994	$1,500,000.00	24-Jul-24	31-Dec-26	agilon health management, inc.	Bank of America, N.A.
68199995	$550,000.00	24-Jul-24	31-Dec-27	agilon health management, inc.	Bank of America, N.A.
68199996	$700,000.00	24-Jul-24	31-Dec-27	agilon health management, inc.	Bank of America, N.A.
68199997	$900,000.00	24-Jul-24	31-Dec-26	agilon health management, inc.	Bank of America, N.A.
68199998	$973,400.00	18-Jul-24	31-Dec-27	agilon health management, inc.	Bank of America, N.A.
68200015	$5,700,000.00	24-Jul-24	31-Dec-26	agilon health management, inc.	Bank of America, N.A.
BOA68179782	$2,285,286.00	31-Mar-22	6-Feb-27	agilon health management, inc.	Bank of America, N.A.
IS000358782U	$231,400.00	28-Mar-23	31-Dec-26	agilon health management, inc.	Wells Fargo Bank, National Association
IS000359448U	$396,200.00	28-Mar-23	31-Dec-26	agilon health management, inc.	Wells Fargo Bank, National Association
IS000359463U	$1,400,000.00	21-Jun-23	5-Feb-27	agilon health management, inc.	Wells Fargo Bank, National Association

SCHEDULE 1.1(b) to the Credit Agreement

IS000359464U	$2,500,000.00	3-Jul-23	31-Dec-26	agilon health management, inc.	Wells Fargo Bank, National Association
IS000364256U	$3,500,000.00	31-May-23	31-Dec-26	agilon health management, inc.	Wells Fargo Bank, National Association
IS000388710U	$500,000.00	16-Aug-23	5-Feb-27	agilon health management, inc.	Wells Fargo Bank, National Association
IS000594415U	$536,174.00	9-Feb-26	9-Feb-27	agilon health management, inc.	Wells Fargo Bank, National Association
LDCM-0807	$1,300,000.00	29-Jul-25	5-Feb-27	agilon health management, inc.	Deutsche Bank AG New York Branch
LDCM-0816	$1,267,860.00	21-Aug-25	5-Feb-27	agilon health management, inc.	Deutsche Bank AG New York Branch
NUSCGS036610	$900,000.00	22-Apr-21	5-Feb-27	agilon health management, inc.	JPMorgan Chase Bank, N.A.
NUSCGS038918	$1,900,000.00	31-Dec-21	5-Feb-27	agilon health management, inc.	JPMorgan Chase Bank, N.A.
NUSCGS039671	$1,000,000.00	26-Jul-21	5-Feb-27	agilon health management, inc.	JPMorgan Chase Bank, N.A.
NUSCGS055810	$29,762,823.00	5-Mar-25	5-Feb-27	agilon health management, inc.	JPMorgan Chase Bank, N.A.
Exhibit A
Exhibit A to Third Amendment
CREDIT AGREEMENT
Dated as of February 18, 2021
(as amended by the First Amendment to Credit Agreement, dated as of March 1, 2021, ~~and~~
as further amended by the Second Amendment to Credit Agreement, dated as of May 25,
2023, and as further amended by the Third Amendment to Credit Agreement, dated as of
February 12, 2026)
among
AGILON HEALTH MANAGEMENT, INC. (F/K/A AGILON HEALTH, INC.),
as Borrower
AGILON HEALTH INTERMEDIATE HOLDINGS, INC.,
as Holdings
THE LENDERS AND ISSUERS PARTY HERETO,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
and
JPMORGAN CHASE BANK, N.A.
BANK OF AMERICA, N.A.
WELLS FARGO SECURITIES, LLC
DEUTSCHE BANK SECURITIES INC.
~~NOMURA SECURITIES INTERNATIONAL, INC.~~
as Joint Lead Arrangers and Joint Bookrunners
TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS1
Section 1.1  Defined Terms1
Section 1.2  Computation of Time Periods6259
Section 1.3  Accounting Terms and Principles6260
Section 1.4  Certain Terms6662
Section 1.5  Loan Document Definitions6864
ARTICLE II THE FACILITIES6865
Section 2.1  The Initial Commitments6865
Section 2.2  Borrowing Procedures6865
Section 2.3  [Reserved]7066
Section 2.4  Letters of Credit7066
Section 2.5  Reduction and Termination of the Revolving Credit Commitments  7571
Section 2.6  Repayment of Loans7571
Section 2.7  Evidence of Debt7572
Section 2.8  Optional Prepayments7673
Section 2.9  Mandatory Prepayments8580
Section 2.10  Interest8883
Section 2.11  Conversion/Continuation Option8884
Section 2.12  Fees8985
Section 2.13  Payments and Computations9086
88
91
Section 2.14  Special Provisions Governing Daily Simple SOFR Rate Loans and
Term SOFR Rate Loans93
Section 2.15  Capital Adequacy95
Section 2.16  Taxes                                9691 Section 2.17
Mitigation and Substitution of Lenders              10196 Section 2.18  [Reserved]
10297 Section 2.19  Cash Collateral                          10297 Section
2.20  Defaulting Lender                          10398 Section 2.21
Incremental Facilities106
100
102
Section 2.22Extension of Term Loans and Revolving Credit Commitments108
Section 2.23Permitted Debt Exchanges111
105
106
Section 2.24Specified Refinancing Facilities113
ARTICLE III CONDITIONS TO LOANS AND LETTERS OF CREDIT115108
108
111
111
112
Section 3.1Conditions Precedent to Initial Term Loans115
Section 3.2Conditions Precedent to Each Loan and Letter of Credit118
Section 3.3Determinations of Initial Borrowing Conditions118
Section 3.4Additional Conditions to Issuances118
ARTICLE IV REPRESENTATIONS AND WARRANTIES119112
112
112
112
Section 4.1Organization, Good Standing, Power, Etc119
Section 4.2Capitalization of the Loan Parties119
Section 4.3Corporate Power; Authorization; Enforceable Obligations119
i
113
113
113
114
114
114
115
115
115
116
117
117
117
118
118
118
118
118
118
118
Section 4.4Financial Statements and Other Information120
Section 4.5Material Adverse Effect120
Section 4.6Taxes120
Section 4.7Real Property121
Section 4.8[Reserved]121
Section 4.9Intellectual Property Rights121
Section 4.10Litigation122
Section 4.11Compliance with Law; Authorizations122
Section 4.12Environmental Matters122
Section 4.13Labor Matters123
Section 4.14ERISA Matters124
Section 4.15Full Disclosure124
Section 4.16Use of Proceeds125
Section 4.17Margin Regulations125
Section 4.18Investment Company Act; Other Regulations125
Section 4.19Solvency125
Section 4.20Insurance125
Section 4.21No Default125
Section 4.22Patriot Act125
Section 4.23Anti-Corruption Laws and Sanctions126
ARTICLE V FINANCIAL COVENANT126118
Section 5.1Maximum Leverage Ratio.126119
Section 5.2~~[Reserved]~~126Minimum Total Cash119
Section 5.3Minimum Liquidity.                          127119
ARTICLE VI REPORTING COVENANTS127119
119
121
121
121
122
122
122
Section 6.1Financial Statements127
Section 6.2Default Notices129
Section 6.3Litigation129
Section 6.4[Reserved]129
Section 6.5ERISA Matters129
Section 6.6Environmental Matters129
Section 6.7Other Information130
ARTICLE VII AFFIRMATIVE COVENANTS130123
123
123
123
123
123
123
124
124
124
124
125
127
Section 7.1Preservation of Corporate Existence, Etc130
Section 7.2Compliance with Laws, Etc130
Section 7.3[Reserved]130
Section 7.4Payment of Taxes, Etc130
Section 7.5Maintenance of Insurance131
Section 7.6Access131
Section 7.7Keeping of Books132
Section 7.8Maintenance of Properties, Etc132
Section 7.9Application of Proceeds132
Section 7.10Environmental132
Section 7.11Additional Collateral and Guaranties133
Section 7.12Real Property134
ii
Section 7.13[Reserved]135
127
127
127
127
128
Section 7.14Accounting Changes; Fiscal Year135
Section 7.15Lender Calls135
Section 7.16Post Closing Matters135
Section 7.17Cash and Cash Equivalents
ARTICLE VIII NEGATIVE COVENANTS135128
128
134
137
139
141
144
144
144
145
146
146
147
Section 8.1Indebtedness136
Section 8.2Liens, Etc142
Section 8.3Investments145
Section 8.4Sale of Assets147
Section 8.5Restricted Payments149
Section 8.6Restrictions on Fundamental Changes152
Section 8.7Change in Nature of Business152
Section 8.8Transactions with Affiliates152
Section 8.9Restrictions on Subsidiary Distributions; No New Negative Pledge154
Section 8.10[Reserved]155
Section 8.11[Reserved]155
Section 8.12Payment of Junior Debt; Modification of Debt Agreements155
ARTICLE IX EVENTS OF DEFAULT156147
147
150
150
151
Section 9.1Events of Default156
Section 9.2Remedies158
Section 9.3Right to Cure159
Section 9.4Actions in Respect of Letters of Credit160
ARTICLE X THE ADMINISTRATIVE AGENT160151
Section 10.1Authorization and Action160
Section 10.2Administrative Agent’s Reliance, Etc161
151
153
153
154
155
155
155
156
158
158
159
159
160
161
162
Section 10.3Posting of Approved Electronic Communications162
Section 10.4The Administrative Agent Individually163
Section 10.5Lender Credit Decision163
Section 10.6Indemnification163
Section 10.7Successor Administrative Agent164
Section 10.8Concerning the Collateral and the Collateral Documents165
Section 10.9Collateral Matters Relating to Related Obligations166
Section 10.10Additional Indebtedness167
Section 10.11Withholding167
Section 10.12Proofs of Claim168
Section 10.13ERISA Representation.168
Section 10.14Borrower Communications
Section 10.15
Acknowledgment of Lenders
ARTICLE XI MISCELLANEOUS170164
164
168
178
Section 11.1Amendments, Waivers, Etc170
Section 11.2Assignments and Participations174
Section 11.3Costs and Expenses184
iii
Section 11.4  Indemnities~~186~~179
Section 11.5  [Reserved]~~187~~180
Section 11.6  Limitation of Liability~~187~~180
Section 11.7  Right of Set-off~~187~~180
Section 11.8  Sharing of Payments, Etc.~~187~~181
Section 11.9  Notices, Etc.~~188~~181
Section 11.10 No Waiver; Remedies~~189~~182
Section 11.11 [Reserved]~~189~~182
Section 11.12 Governing Law~~189~~182
Section 11.13 Submission to Jurisdiction; Service of Process~~189~~182
Section 11.14 Waiver of Jury Trial~~190~~183
Section 11.15 Marshaling; Payments Set Aside~~190~~183
Section 11.16 Section Titles~~190~~183
Section 11.17 Effectiveness; Execution in Counterparts~~190~~183
Section 11.18  [Reserved]~~191~~184
Section 11.19  [Reserved]~~191~~184
Section 11.20 Entire Agreement~~191~~184
Section 11.21 Confidentiality~~191~~184
Section 11.22 Patriot Act Notice~~192~~185
Section 11.23 No Fiduciary Duty~~192~~185
Section 11.24 Electronic Execution of Assignments and Certain Other Documents ~~193~~186
Section 11.25 Acknowledgement and Consent to Bail-In of Affected Financial
Institutions~~193~~186
Section 11.26Recognition of U.S. Special Resolution Regime~~194~~186
iv
Schedules
Schedule I-Commitments
Schedule II-Applicable Lending Offices and Addresses for Notices
Schedule 1.1(a)-Designated CD&R Agreements
Schedule 1.1(b)-Existing Letters of Credit
Schedule 1.1(c)-[Reserved]
Schedule 4.2-Ownership of Subsidiaries
Schedule 4.4-Material Liabilities
Schedule 4.7(a)-Material Real Property
Schedule 4.7(b)-Material Leases
Schedule 4.9-Intellectual Property
Schedule 4.10-Litigation
Schedule 4.12-[Reserved]
Schedule 4.13(b)-Labor Matters
Schedule 4.13(c)-Collective Bargaining Agreements
Schedule 4.14-List of Plans
Schedule 7.16-Post Closing Matters
Schedule 8.1-Existing Indebtedness
Schedule 8.2-Existing Liens
Schedule 8.3-Existing Investments
Schedule 8.4(k)-Scheduled Dispositions
Schedule 8.8-Affiliate Transactions
Exhibits
Exhibit A-Form of Assignment and Assumption
Exhibit B-1-Form of Revolving Credit Note
Exhibit B-2-Form of Term Note
Exhibit C-Form of Notice of Borrowing
Exhibit D-[Reserved]
Exhibit E-Form of Letter of Credit Request
Exhibit F-Form of Notice of Conversion or Continuation
Exhibit G-[Reserved]
Exhibit H-Form of Guaranty
Exhibit I-Form of Pledge and Security Agreement
Exhibit J-Form of Affiliated Lender Assignment and
Assumption
Exhibit K-Form of U.S. Tax Compliance Certificate
Exhibit L-Form of Specified Discount Prepayment Notice
Exhibit M-Form of Specified Discount Prepayment Response
Exhibit N-Form of Acceptance and Prepayment Notice
Exhibit O-Form of Discount Range Prepayment Notice
Exhibit P-Form of Discount Range Prepayment Offer
Exhibit Q-Form of Solicited Discounted Prepayment Notice
Exhibit R-Form of Solicited Discounted Prepayment Offer
Exhibit S-Form of Intercreditor Agreement
Exhibit T-Form of Solvency Certificate
Exhibit U-Form of Mortgage
Exhibit V-Form of Joinder Agreement
Exhibit W-Form of Compliance Certificate
v
CREDIT AGREEMENT, dated as of February 18, 2021, among AGILON HEALTH
MANAGEMENT, INC. (F/K/A AGILON HEALTH, INC.), a Delaware corporation (as further defined in Section 1.1, the “Borrower”), AGILON HEALTH INTERMEDIATE HOLDINGS,
INC., a Delaware corporation (as further defined in Section 1.1, “Holdings”), the Lenders (as defined below), the Issuers (as defined below) and JPMORGAN CHASE BANK, N.A.
(“JPMorgan”), as administrative agent for the Lenders and the Issuers (in such capacity and as further defined in Section 1.1, the “Administrative Agent”) and as collateral agent for the Secured
Parties (in such capacity and as further defined in Section 1.1, the “Collateral Agent”), with
JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., WELLS FARGO
SECURITIES, LLC, and DEUTSCHE BANK SECURITIES ~~INC. and NOMURA SECURITIES~~
~~INTERNATIONAL,~~ INC., as joint lead arrangers and joint bookrunners (in such capacity, the
“Joint Lead Arrangers”).
W i t n e s s e t h:
WHEREAS, to consummate the Existing Credit Facilities Refinancing Date
Transactions, the Borrower will enter into this Agreement to (i) borrow Initial Dollar Term
Loans in an aggregate principal amount of $100,000,000 and (ii) borrow Initial Revolving Loans from time to time prior to the Initial Revolving Maturity Date in an aggregate principal amount of up to $100,000,000; and
WHEREAS, the cash proceeds of the Initial Term Loans and Initial Revolving
Loans made on the Closing Date hereunder will be used on or after the Closing Date, inter alia, to consummate the Existing Credit Facilities Refinancing Date Transactions, and to pay fees, premiums and expenses incurred in connection with the Existing Credit Facilities Refinancing
Date Transactions.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
ARTICLE I
Definitions, Interpretation And Accounting Terms
Section 1.1  Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Acceptable Discount” has the meaning set forth in Section 2.8(c)(iv)(B).
“Acceptable Prepayment Amount” has the meaning set forth in Section
2.8(c)(iv)(C).
“Acceptance and Prepayment Notice” means an irrevocable written notice from a Term Loan Lender accepting a Solicited Discounted Prepayment Offer to make a Discounted
Term Loan Prepayment at the Acceptable Discount specified therein pursuant to Section 2.8(c)
substantially in the form of Exhibit N.
“Acceptance Date” has the meaning set forth in Section 2.8(c)(iv)(B).
“ACO Entities” means, collectively, (i) agilon health Northeast Ohio ACO, Inc., an Ohio corporation, (ii) agilon health Coastal ACO, Inc., a Hawaii corporation, (iii) agilon health Columbus Ohio ACO, Inc., an Ohio corporation, (iv) agilon health Kentucky ACO, Inc., a
Kentucky corporation, (v) agilon health Michigan ACO, Inc., a Michigan corporation, (vi) agilon health Mid-Atlantic ACO, Inc., a North Carolina corporation, (vii) agilon health Northeastern
ACO, Inc., a New York corporation, (viii) agilon health Pennsylvania ACO, Inc., a Pennsylvania corporation, (ix) agilon health Ohio ACO, Inc., an Ohio corporation and (x) agilon health Texas
ACO, Inc., a Texas corporation.
“ACO Reach” means the Accountable Care Organization Realizing Equity,
Access, and Community Health Model.
“Accounts Receivable” means a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP.
“Acknowledging Party” has the meaning set forth in Section 11.25.
“Additional Lender” has the meaning set forth in Section 2.21(b).
“Additional Specified Refinancing Lender” has the meaning set forth in Section
2.24(b).
“Administrative Agent” has the meaning specified in the preamble to this
Agreement; and shall include any successor to the Administrative Agent appointed pursuant to
Section 10.7.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b)
any UK Financial Information.
“Affected Term SOFR Rate” has the meaning set forth in Section 2.14(b).
“Affected Lender” has the meaning set forth in Section 2.17(a).
“Affiliate” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to
(a)vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such
Person, whether by contract or otherwise.
“Affiliated Debt Fund” means any Affiliated Lender that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course, so long as (i) any such Affiliated Lender is managed as to day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and similar matters (for the avoidance of doubt, other than investment decisions)) independently from
CD&R and any Affiliate of CD&R that is not primarily engaged in the investing activities described above, (ii) any such Affiliated Lender has in place customary information screens between it and CD&R and any Affiliate of CD&R that is not primarily engaged in the investing activities described above, and (iii) no Parent Entity, nor Holdings nor any of its Subsidiaries
directs or causes the direction of the investment policies of such entity.
“Affiliated Lender” means any Lender that is a Permitted Affiliated Assignee.
“Affiliated Lender Assignment and Assumption” has the meaning set forth in
Section 11.2(l)(i)(A).
“Agent Affiliates” has the meaning set forth in Section 10.3(c).
“Agilon Entity” means each of Holdings, Borrower and each of their respective
Subsidiaries.
“Agilon Restricted Entity” means each of Holdings, Borrower and each of its
Restricted Subsidiaries.
“Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of
1977.
“Applicable Discount” has the meaning set forth in Section 2.8(c)(iii)(B).
“Applicable Margin” means with respect to (i) Initial Revolving Loans maintained as Base Rate Loans, during the period from the Closing Date to but excluding
October 1, 2023, a rate equal to 3.00% per annum, (ii) Initial Revolving Loans maintained as
Daily Simple SOFR Rate Loans and Term SOFR Rate Loans, during the period from the Closing
Date to but excluding October 1, 2023, a rate equal to 4.00% per annum, (iii) Initial Term Loans maintained as Base Rate Loans, during the period from the Closing Date to but excluding
October 1, 2023, a rate equal to 3.00% per annum, (iv) Initial Term Loans maintained as Term
SOFR Rate Loans, during the period from the Closing Date to but excluding October 1, 2023, a rate equal to 4.00% per annum, (v) Initial Revolving Loans maintained as Base Rate Loans, as of any date of determination on and following October 1, 2023, a rate equal to 2.50% per annum,
(vi) Initial Revolving Loans maintained as Daily Simple SOFR Rate Loans and Term SOFR Rate
Loans, as of any date of determination on and following October 1, 2023, a rate equal to 3.50%
per annum, (vii) Initial Term Loans maintained as Base Rate Loans, as of any date of determination on and following October 1, 2023, a rate equal to 2.50% per annum, and
(viii) Initial Term Loans maintained as Term SOFR Rate Loans, as of any date of determination on and following October 1, 2023, a rate equal to 3.50% per annum.
“Applicable Percentage” means, with respect to any Revolving Credit Lender, the percentage of the total Revolving Credit Commitments represented by such Revolving Credit
Lender’s Revolving Credit Commitment. If the Revolving Credit Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit
Commitments most recently in effect, giving effect to any assignments.
“Applicable Period” has the meaning set forth in the definition of “Applicable
Margin”.
“Applicable Time” has the meaning set forth in Section 11.1(e).
“Applicable Unused Commitment Fee Rate” means during the period from the
Closing Date to but excluding October 1, 2023, a rate equal to 0.50% per annum and as of any date of determination on and following October 1, 2023, a rate equal to 0.375% per annum.
“Approved Commercial Bank” means a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000.
“Approved Borrower Portal” has the meaning set forth in Section 10.14(a).
“Approved Electronic Communications” means each notice, demand, communication, information, document and other material that Parent or any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan
Document or the transactions contemplated therein, including (a) any supplement to the
Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual
Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other informational material; provided that “Approved Electronic
Communications” shall exclude (i) any Notice of Borrowing, Letter of Credit Request, Notice of
Conversion or Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing,
Borrowing, (ii) any notice pursuant to Section 2.8 and Section 2.9 and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III or Section 2.4(a) or any other condition to any
Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.
“Approved Electronic Platform” has the meaning set forth in Section 10.3(a).
“Approved Fund” means any Fund that is advised, or managed by (a) a Lender,
(b)an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a
Lender.
“Arawak Facility” means the credit facility provided by the Credit Agreement, dated as of December 22, 2017, among the Borrower, Holdings and Arawak IX, L.P. (as amended, supplemented, waived or otherwise modified from time to time).
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A.

“Available Amount” means, at any time, an amount equal to the sum, without duplication, of
(a)(i) at any time following a Qualifying Threshold IPO, but prior to October 1,
2023, $5,000,000 or (ii) at any time following a Qualifying Threshold IPO, but on or after
October 1, 2023, the greater of $5,000,000 and 1.0% of ~~Consolidated Total Assets~~EBITDA of
the Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial
Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1;
(b)the aggregate amount of Cumulative Excess Cash Flow at such time;
(c)Declined Amounts;
(d)the aggregate Net Cash Proceeds received by Borrower as capital contributions to Borrower after the Closing Date from Holdings or from the issuance or sale of Stock or Stock Equivalents (other than Disqualified Capital Stock) of Borrower or any Parent Entity after the Closing Date (other than (1) Excluded Contributions, (2)
Specified Equity Contributions and (3) any such Stock issued to Management Investors or to directors or employees in connection with compensation arrangements, but only to the extent the purchase of such Stock is financed by loans or advances from Borrower or any of its Restricted Subsidiaries to such Management Investors, directors or employees);
(e)the aggregate Net Cash Proceeds received by Borrower after the Closing
Date from the Disposition of any Investments made using the Available Amount (but not in excess of the original amount of such Investment);
(f)returns, profits, distributions and similar amounts received in cash or Cash
Equivalents after the Closing Date on Investments made using the Available Amount
(but not in excess of the original amount of such Investment); minus
(g)the sum of the aggregate amount of (1) Restricted Payments made after the
Closing Date using the Available Amount pursuant to Section 8.5(c), (2) Investments made using the Available Amount after the Closing Date pursuant to Section 8.3(u) and
(3) payments, prepayments, repurchases or redemptions made using the Available
Amount after the Closing Date pursuant to Section 8.12(a).
“Available Credit” means, at any time, an amount equal to the then effective aggregate Revolving Credit Commitments minus the Revolving Credit Outstandings at such time.
“Available Excluded Contribution Amount” means, at any time, with respect to
(i) payments on Junior Debt, (ii) Investments, the Net Cash Proceeds from Excluded
Contributions designated for application to an Investment to be made pursuant to Section 8.3(v)
and not yet so applied, and (iii) payments, prepayments, repurchases or redemptions of
Indebtedness, the Net Cash Proceeds from Excluded Contributions designated for application to payments, prepayments, repurchases or redemptions to be made pursuant to Section 8.12(a)(ii)
and not yet so applied and, in each case with respect to clauses (i) through (iii) above, less the amount of any Restricted Payment pursuant to Section 8.5(j) with respect to any such Excluded
Contribution (which such amount, in the case of Excluded Contributions in the form of assets or property, shall equal the Fair Market Value of such contributed assets or property determined at the time of contribution).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial
Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council
of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United
Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time).
“Bankruptcy Proceedings” has the meaning set forth in Section 11.2(l)(iv).
“Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum as of any given day shall be equal to the higher of the following:
(a)the Federal Funds Rate on such day, plus 0.50%;
(b)a rate per annum that is equal to the corporate base rate of interest established by the Administrative Agent as its “prime rate” in effect at its principal office in New
York City on such day (it being acknowledged that the corporate base rate is not necessarily the lowest rate charged by the Administrative Agent to its customers);
(c)the Term SOFR Rate for an Interest Period of one-month beginning on such day (or if such day is not a Business Day, on the immediately preceding Business Day)
(determined as if the relevant Base Rate Loan were a Term SOFR Rate Loan) plus 1.00%; and
(d)0%.
“Base Rate Loan” means any Loan during any period in which it bears interest based on the Base Rate.
“Base Rate Term SOFR Determination Day” has the meaning set forth in clause
(b) of the definition of “Term SOFR Rate.”
“Base Rate Term SOFR Determination Time” has the meaning set forth in clause (b) of the definition of “Term SOFR Rate”.
“Benchmark Replacement Conforming Changes” means with respect to either the use or administration of Daily Simple SOFR Rate, Term SOFR Rate, SOFR or any
replacement rate adopted in accordance with the terms of this Agreement or the use, administration or implementation of any such replacement rate, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of
“Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of
“Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides with the consent of the Borrower Representative may be appropriate to reflect the adoption and implementation of any such rate or to permit the use, administration or implementation thereof by the
Administrative Agent in a manner substantially consistent with market practice (or, if the
Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the
Administrative Agent decides with the consent of the Borrower Representative is reasonably necessary in connection with the administration of this Agreement and the other Loan
Documents).
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of
Directors. Unless otherwise provided, “Board of Directors” means the Board of Directors of
Borrower.
“Borrower” means agilon health management, inc., a Delaware corporation, and any successor in interest thereto permitted hereunder.
“Borrower Communications” has the meaning set forth in Section 10.14(a).
“Borrower IPO” has the meaning specified in the definition of “Change of
Control”.
“Borrower Offer of Specified Discount Prepayment” means the offer by
Borrower to make a voluntary prepayment of Term Loans at a specified discount to par pursuant to Section 2.8(c)(ii).
“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by Borrower of offers for, and the corresponding acceptance by a Term Loan Lender of a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to
Section 2.8(c)(iii).
“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by Borrower of offers for, and the subsequent acceptance, if any, by a Term Loan Lender of a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.8(c)(iv).
“Borrower’s Accountants” means Ernst & Young LLP or other independent nationally-recognized public accountants.
“Borrowing” means a borrowing by Borrower consisting of Loans made on the same day by the Lenders ratably according to their respective Commitments. A Borrowing may be a Revolving Credit Borrowing or a Term Loan Borrowing.

“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a
Business Day shall be (a) in relation to Daily Simple SOFR Rate Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such Daily Simple SOFR Rate
Loan, or any other dealings of such Daily Simple SOFR Rate Loan and (b) in relation to Loans referencing the Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Term SOFR Rate or any other dealings of such Loans referencing the Term SOFR Rate, any such day that is only a U.S.
Government Securities Business Day.
“Cal Care Promissory Note” means the promissory note made by Vector Cal
Care Parent, Inc. in favor of the Borrower.
“Capital Expenditures” means, for any period, the aggregate of all expenditures
(whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under leases evidencing Financing Lease Obligations) by the Borrower and the
Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on a consolidated statement of cash flows of the Borrower.
“Captive Insurance Subsidiary” means any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof).
“Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Collateral Account” has the meaning specified in the Pledge and Security
Agreement.
“Cash Collateralize” means, (a) to deposit in a Cash Collateral Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuers or Revolving Credit Lenders, as collateral for Letter of Credit Obligations or obligations of Revolving Credit Lenders to fund participations in respect of Letter of Credit
Obligations, cash or Deposit Account balances or (b) if the Administrative Agent and each applicable Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuer.
“Cash Equivalents” means (a) securities issued or fully guaranteed or insured by the United States government or any political subdivision, agency or instrumentality thereof,
(b) securities issued or fully guaranteed or insured by any state, commonwealth or territory of the
United States of America or any political subdivision, agency or instrumentality of any such state, commonwealth or territory having, at the time of acquisition, an investment grade rating from either Standard & Poor’s Financial Services LLC (a division of The McGraw Hill
Companies Inc.) or any successor rating agency (“S&P”) or Moody’s Investors Service, Inc. or any successor rating agency (“Moody’s”) (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency), (c) operating Deposit
Accounts, time deposits, certificates of deposit or bankers’ acceptances of any (i) Approved
Commercial Bank or (ii) Revolving Credit Lender at the time of deposit, (d) commercial paper rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by

Moody’s (or if at such time neither is issuing ratings, then a comparable rating of such other nationally recognized rating agency as shall be approved by the Administrative Agent in its reasonable judgment), (e) repurchase obligations with terms of not more than seven days for underlying obligations of the types described in clauses (a), (b) and (d) above entered into with any commercial bank that is an Approved Commercial Bank or with securities dealers of recognized national standing, (f) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the Securities and Exchange
Commission under the Investment Company Act and (g) investments similar to any of the foregoing denominated in foreign currencies approved by the Board of Directors; and, with respect to clauses (a), (b), (c), (d) and (e) above only, maturing within twelve months after the date of acquisition.
“Cash Management/Letter of Credit Obligations” means, as applied to any
Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of (i)
cash management services (including treasury, depository, overdraft (daylight and temporary), credit or debit card, electronic funds transfer and other cash management arrangements) or (ii)
letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments, in each case, provided or issued by any Cash Management/Letter of Credit Provider, including obligations for the payment of fees, interest, charges, expenses, attorneys’ fees and disbursements in connection therewith to the extent provided for in the documents evidencing such cash management services or instruments, as applicable.
“Cash Management/Letter of Credit Provider” means any Person providing Cash
Management/Letter of Credit Obligations to any Loan Party and designated as a Non-Lender
Secured Party pursuant to the Pledge and Security Agreement.
“CD&R” means Clayton, Dubilier & Rice, LLC, and any successor in interest thereto, and any successor to its investment management business.
“CD&R Consulting Agreement” means the consulting agreement, dated as of
July 1, 2016, among Agilon Health Topco, Inc. (f/k/a CD&R Vector Topco, Inc.), PPMC and
CD&R, as in effect on the Closing Date.
“CD&R Fund IX” means Clayton, Dubilier & Rice Fund IX, L.P., a Cayman
Islands exempted limited partnership, and any successor in interest thereto.
“CD&R Group” means collectively, (a) CD&R Fund IX, (b) Clayton, Dubilier &
Rice Fund IX-A, L.P., a Cayman Islands exempted limited partnership, and any successor in interest thereto, (c) CD&R Vector Holdings, L.P., a Cayman Islands exempted limited partnership, and any successor in interest thereto (d) CD&R Advisor Fund IX, L.P., a Cayman
Islands exempted limited partnership, and any successor in interest thereto, (e) CD&R
Investment Associates IX, Ltd., a Cayman Islands exempted company, and any successor in interest thereto, (f) any investment fund or vehicle managed, sponsored or advised by CD&R or any Affiliate thereof, and any Affiliate of or successor to any such investment fund or vehicle,
(g) any limited or general partners of, or other investors in, any entity described above or any
Affiliate thereof, or any such investment fund or vehicle or (h) any Affiliate of any member of the CD&R Group identified in clauses (a) through (g) of this definition.
“CDD Rule” means the Customer Due Diligence Requirements for Financial
Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network

under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time).
“CFTC” means the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.
“Change in Tax Law” means, with respect to the Administrative Agent, any
Lender or any Issuer, any change in treaty, law, regulation, Revenue Ruling, Revenue Procedure or Notice (published in the Internal Revenue Bulletin) in respect of Taxes, in each case, that occurred after such Person became a party to this Agreement (or, if such Person is an intermediary or flow-through entity for U.S. federal income tax purposes, after the relevant beneficiary or member of such Person became such a beneficiary or member, if later).
“Change of Control” means:
(a)prior to a Qualifying IPO, the occurrence of any of the following events:
Permitted Holders shall in the aggregate cease to be the “beneficial owner” (as defined in Rules
13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of at least a majority of the total voting power of all outstanding Voting Stock of the Relevant Parent Entity; or
(b)following a Qualifying IPO, (x) the Permitted Holders shall in the aggregate be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of less than 35% of the total voting power of all outstanding Voting Stock of the Relevant Parent Entity (or, if there is no Relevant Parent Entity, Borrower) and
(y) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange
Act), other than one or more Permitted Holders, shall be the “beneficial owner”, directly or indirectly, of more than 35% of the total voting power of all outstanding Voting Stock of the
Relevant Parent Entity; or
(c)so long as the Stock of the Borrower is not listed on a nationally recognized stock exchange (whether through a Qualifying IPO or otherwise) (any such listing, a “Borrower
IPO”), the Relevant Parent Entity shall cease to own and control, directly or indirectly, 100% of the Stock of Borrower.
Notwithstanding anything in this definition to the contrary, “Change of Control”
shall not be construed to permit any transaction otherwise prohibited pursuant to the terms of
Section 8.6(a).
“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders or Term Loan Lenders, (b) when used with respect to
Commitments, refers to whether such Commitments are Revolving Credit Commitments or Term
Loan Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans or Term Loans.
“Closing Date” means February 18, 2021.
“CMS ACO Models” means, collectively, MSSP and ACO Reach.
“Code” means the U.S. Internal Revenue Code of 1986, as amended (or any successor legislation thereto).

“Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is purported to be granted under any Collateral Document.
“Collateral Agent” has the meaning specified in the preamble to this Agreement;
and shall include any successor to the Collateral Agent appointed pursuant to Section 10.7.
“Collateral Documents” means the Pledge and Security Agreement, the
Mortgages (if any), each agreement granting a security interest in a Deposit Account or a
Securities Account and any other document, agreement or other instrument executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured
Obligations.
“Combined Affiliate Promissory Notes” means the Cal Care Promissory Note,
LAMC Promissory Note and Vantage Promissory Note.
“Commitment” means, with respect to any Lender, such Lender’s Revolving
Credit Commitment, if any, and Term Loan Commitment, if any, and “Commitments” means the aggregate Revolving Credit Commitments and Term Loan Commitments of all Lenders.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as in effect from time to time, or any successor statute.
“Compliance Certificate” has the meaning set forth in Section 6.1(c).
“Consolidated Interest Expense” means, for any period, an amount equal to (a)
interest expense (accrued and paid or payable in cash for such period, and in any event excluding any amortization or write-off of financing costs) on Indebtedness of Borrower and its Restricted
Subsidiaries for such period, minus (b) to the extent included in interest expense, the sum of (i)
annual agency fees paid to the Administrative Agent, and (ii) any one time cash costs associated with breakage in respect of Interest Rate Contracts for interest rates, minus (c) interest income
(accrued and received or receivable in cash for such period) of Borrower and its Restricted
Subsidiaries for such period, in each case determined on a consolidated basis in accordance with
GAAP.
“Consolidated Net Income” means, for any Person for any period, the net income
(or loss) of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in conformity with GAAP.
“Consolidated Total Assets” of any Person means, at any date, the total assets of such Person and its Restricted Subsidiaries at such date determined on a consolidated basis in conformity with GAAP (and, in the case of any determination relating to any incurrence of
Indebtedness or Liens or any investment, Restricted Payment or other transaction for which
Consolidated Total Assets is measured, on a Pro Forma Basis, including any property or assets being acquired in connection therewith) minus (to the extent included in such total assets) the sum of (a) any minority interest in any Person that would be reflected on a consolidated balance sheet of such Person and its Subsidiaries at such date prepared in conformity with GAAP and
(b) any Securities issued by such Person held as treasury securities. Unless otherwise noted,
Consolidated Total Assets shall refer to Consolidated Total Assets of the Borrower.

“Consolidated Working Capital” means at any date, the excess of (a) the sum of all amounts (other than cash and Cash Equivalents) that are or would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower at such date excluding the current portion of current and deferred income taxes over (b) the sum of all amounts that are or would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income taxes.
“Constituent Documents” means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws or operating agreement (or the equivalent governing documents) of such Person and (c) any document (other than policy or procedural manuals or other similar documents) setting forth the manner of election or duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Stock.
“Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.
“Contractual Obligation” of any Person means any provision of any Security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a
“covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §
382.2(b).
“Covered Liability” has the meaning set forth in Section 11.25.
“Cumulative Excess Cash Flow” means the difference (if a positive number)
between (a) the cumulative amount, for all then-completed Fiscal Years in which Excess Cash
Flow was a positive number commencing with the Fiscal Year ending on December 31, 2022, of
Excess Cash Flow and (b) the cumulative amount, for all then-completed Fiscal Years in which
Excess Cash Flow was a positive number commencing with the Fiscal Year ending on December
31, 2022, of Excess Cash Flow required to be applied to prepay Term Loans pursuant to Section
2.9(b) (including any amounts that would have been required to be applied to prepay Term Loans pursuant to Section 2.9(b) if such amounts were calculated without giving effect to any reductions pursuant to clause (ii) thereunder).
“Cure Deadline” has the meaning set forth in Section 9.3.

“Customary Permitted Liens” means, with respect to any Person, any of the following Liens:
(a)Liens with respect to taxes, assessments and similar charges in each case that are not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a material adverse effect on the Agilon Entities taken as a whole or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;
(b)Liens: (i) of landlords or mortgagees of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens imposed by law created in the ordinary course of business for amounts not overdue for a period of more than 60 days, or that are bonded, or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (ii) placed by landlords, developers or other third parties on real property leased by any Agilon Restricted Entity and any subordination or similar agreements relating thereto; and (iii) in favor of financial institutions encumbering deposits or other amounts (including the right of set-off) which are within the general parameters customary in the banking industry;
(c)deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or other insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);
(d)encumbrances arising by reason of zoning restrictions, easements, reservations, covenants, rights-of-way, utility easements, encroachments, building restrictions and other similar encumbrances on the use of real property that do not, in the aggregate over all such encumbrances, materially detract from the value of such real property or materially interfere with the ordinary conduct of the business presently conducted by any Agilon Restricted Entity at such real property;
(e)encumbrances arising under leases, subleases, licenses or sub-licenses of real property that do not, in the aggregate over all such encumbrances, materially detract from the value of such real property or materially interfere with the ordinary conduct of the business presently conducted by any Agilon Restricted Entity at such real property;
(f)financing statements with respect to a lessor’s rights in and to personal property leased to such Person under operating leases in the ordinary course of such Person’s business;
(g)Liens, pledges or deposits securing (i) the performance of bids, tenders, leases or contracts (other than for the repayment of borrowed money) or leases to which such
Person is a party as lessee made in the ordinary course of business, (ii) indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money), (iii) public or statutory obligations or surety, custom or appeal bonds or (iv) indemnity, performance or other similar bonds in the ordinary course of business;

(h)Liens arising by reason of any judgment, decree or order of any court or other Governmental Authority, unless the judgment, decree or order it secures has not, within 30 days after entry of such judgment, been discharged or execution stayed pending appeal, or has not been discharged within 30 days after the expiration of any such stay;
(i)Liens existing on real property at the time of the acquisition thereof by
Borrower or any of its Restricted Subsidiaries that do not materially detract from the value of such real property or materially interfere with the ordinary conduct of the business conducted at such real property at the time of the acquisition thereof by Borrower or any of its Restricted
Subsidiaries or extend to or cover any real property of Borrower or such Restricted Subsidiary other than the real property being acquired (plus improvements, accessions, proceeds, dividends or distributions in respect thereof); and
(j)Liens on goods in favor of customs and revenue authorities arising as a matter of law to secure customs duties in connection with the importation of such goods.
“Cured Default” has the meaning set forth in Section 1.4(a).
“Daily Simple SOFR Rate” means for any day (a “Daily Simple SOFR Rate
Determination Day”), an interest rate per annum equal to SOFR for the day that is five (5) U.S.
Government Securities Business Days prior to (i) if such Daily Simple SOFR Rate Determination
Day is a U.S. Government Securities Business Day, such Daily Simple SOFR Rate
Determination Day or (ii) if such Daily Simple SOFR Rate Determination Day is not a U.S.
Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Daily Simple SOFR Rate Determination Day; provided that if by 5:00 a.m.
(Chicago time) on the second (2nd) U.S. Government Securities Business Day immediately following any Daily Simple SOFR Rate Determination Day, SOFR in respect of such Daily
Simple SOFR Rate Determination Day has not been published on the SOFR Administrator’s
Website, then SOFR for such Daily Simple SOFR Rate Determination Day will be SOFR as published in respect of the first preceding Daily Simple SOFR Rate Determination Day for which such SOFR was published on the SOFR Administrator’s Website; provided, further, that if Daily
Simple SOFR Rate determined as provided above shall ever be less than 0.00%, then Daily
Simple SOFR Rate shall be deemed to be 0.00%.
If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.14(b) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in
Section 2.14(b) have not arisen but the SOFR Administrator or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which Daily Simple SOFR Rate shall no longer be used or be representative for determining interest rates for loans in Dollars (such date, “Daily Simple SOFR Rate Replacement
Date”), then the Administrative Agent and the Borrower Representative shall endeavor to establish an alternate rate of interest to Daily Simple SOFR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement, including
Benchmark Replacement Conforming Changes, as may be applicable (including amendments to the Applicable Margin to preserve the terms of the economic transactions initially agreed to among the Borrowers, on the one hand, and the Lenders on the other hand). Notwithstanding anything to the contrary herein, such amendment shall become effective without any further action or consent of any other party to this Agreement.
“Daily Simple SOFR Rate Loan” means a Loan that bears interest at a rate based on the Daily Simple SOFR Rate.
“Declined Amount” has the meaning set forth in Section 2.9(d).
“Default” means any event that, with the passing of time or the giving of notice or both, would become an Event of Default.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 2.20(d), any Lender that (a) has failed to (i) fund all or any portion of its Revolving Loans within two Business Days of the date such Revolving Loans were required to be funded hereunder, or (ii) pay to the Administrative
Agent, any Issuer or any other Lender any other amount required to be paid by it hereunder
(including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified Borrower, the Administrative Agent or any Issuer in writing that it does not intend to comply with its funding obligations hereunder, (c) has failed, within five
Business Days after written request by the Administrative Agent or Borrower, to confirm in writing to the Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and Borrower), (d) has or has a Parent Company that has, other than via an Undisclosed
Administration (i) become the subject of a Bankruptcy Proceeding, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the
Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any Parent Company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such
Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such
Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (e) has become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses
(a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20(d)) upon delivery of written notice of such determination to Borrower, each Issuer and each Lender.
“Deposit Account” has the meaning specified in the UCC. “Deposit Account”
includes all money or deposits in a Deposit Account and all certificates, instruments, if any, held or credited to such Deposit Account.
“Designated CD&R Agreements” means the CD&R Consulting Agreement and those agreements listed on Schedule 1.1(a) attached hereto, in each case as in effect on the
Closing Date.

“Designation Date” has the meaning set forth in Section 2.22(f).
“Determination Date” means, with respect to any Letter of Credit, the most recent date upon which one of the following shall have occurred: (i) the date of issuance of such
Letter of Credit; (ii) the date on which the applicable Issuer was or is, as applicable, required to deliver a notice of non-renewal with respect to such Letter of Credit; and (iii) the first Business
Day of each month, commencing on the first such Business Day following the issuance of such
Letter of Credit.
“Discharge” means to repay, repurchase, redeem, defease or otherwise acquire, retire or discharge; and the term “Discharged” shall have a correlative meaning.
“Discount Prepayment Accepting Lender” has the meaning set forth in
Section 2.8(c)(ii)(B).
“Discount Range” has the meaning set forth in Section 2.8(c)(iii)(A).
“Discount  Range  Prepayment  Amount”  has  the  meaning  set  forth  in
Section 2.8(c)(iii)(A).
“Discount Range Prepayment Notice” means a written notice of Borrower
Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.8(c)(iii)
substantially in the form of Exhibit O.
“Discount Range Prepayment Offer” means the irrevocable written offer by a
Term Loan Lender, substantially in the form of Exhibit P, submitted in response to an invitation to submit offers following the Administrative Agent’s receipt of a Discount Range Prepayment
Notice.
“Discount Range Prepayment Response Date” has the meaning set forth in
Section 2.8(c)(iii)(A).
“Discount Range Proration” has the meaning set forth in Section 2.8(c)(iii)(C).
“Discounted Prepayment Determination Date” has the meaning set forth in
Section 2.8(c)(iv)(C).
“Discounted Prepayment Effective Date” means, in the case of a Borrower Offer of Specified Discount Prepayment or Borrower Solicitation of Discount Range Prepayment
Offers, five Business Days following the receipt by each relevant Term Loan Lender of notice from the Administrative Agent in accordance with Section 2.8(c)(ii), Section 2.8(c)(iii) or
Section 2.8(c)(iv), as applicable, unless a shorter period is agreed to between Borrower and the
Administrative Agent.
“Discounted Term Loan Prepayment” has the meaning set forth in Section
2.8(c)(i).
“Disinterested Director” has the meaning set forth in Section 8.8.

“Disposition” has the meaning set forth in Section 8.4.
“Disqualified Capital Stock” means any Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, (a) is mandatorily redeemable, in whole or in part, prior to the date that is 91 days after the Latest Maturity Date, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) prior to the date that is 91 days after the Latest Maturity Date, for Indebtedness or any Stock referred to in clause (a) above, or
(c) contains any mandatory repurchase obligation which comes into effect prior to the Latest
Maturity Date; provided that any Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Stock upon the occurrence of a change in control or a sale or other Disposition of property or assets shall not constitute Disqualified Capital Stock.
“Disqualified Institution” means (a) any Person designated in writing by
Borrower or CD&R to the Administrative Agent in writing prior to the Closing Date or (b) any competitor of Borrower or its Subsidiaries or any of such competitors’ Affiliates.
“Division” has the meaning set forth in Section 1.4(l).
“Dollars” and the sign “$” each mean the lawful money of the United States of
America.
“Domestic Subsidiary” means any Subsidiary of Borrower that is not a Foreign
Subsidiary.
“EBITDA” means for any period, Consolidated Net Income for such period adjusted to exclude (or, in the case of clauses (p), (q) and (u) below, include) the following items
(without duplication) to the extent that (other than in the case of clauses (p), (q) and (u) below)
any such item is included in the calculation of Consolidated Net Income for such period:
(a)Consolidated Interest Expense;
(b)any non-cash expenses and charges (excluding non-cash charges that are accrued or reserved for cash charges in a future period);
(c)the provision or benefit for taxes with respect to income, profits or capital, including franchise, excise and similar taxes (whether paid, or unpaid, estimated or accrued);
(d)depreciation expense;
(e)the expense associated with amortization of intangible and other assets
(including amortization or other expense recognition of any costs associated with asset write-ups in accordance with FAS Nos. 141 and 142);
(f)non-cash provisions for reserves for discontinued operations;

(g)any extraordinary, unusual, nonrecurring, exceptional, special or infrequent gain, loss or charge and any other gain, loss or charge not in the ordinary course of business (as reasonably determined and calculated by the Borrower in good faith, which determination shall be conclusive) (including fees, expenses and charges (or any amortization thereof) associated with the Transactions or any acquisition, merger or consolidation, whether or not completed), any severance, relocation, consolidation, closing, integration, facilities opening, business optimization and/or similar initiatives or programs, transition or restructuring costs, charges or expenses (whether or not classified as restructuring costs, charges or expenses on the consolidated financial statements of the Borrower), any signing, stretch, retention or completion bonuses, and any costs associated with curtailments or modifications to pension and post-retirement employee benefit plans;
(h)any gain or loss associated with the sale or write-down of assets not in the ordinary course of business;
(i)any income or loss attributable to non-controlling interests;
(j)any income or loss accounted for by the equity method of accounting
(except in the case of income to the extent of the amount of cash dividends or cash distributions paid to Borrower or any of its Subsidiaries by the entity accounted for by the equity method of accounting);
(k)cash expenses related to the conversion of various employee benefit programs in conjunction with the Transactions or any Permitted Acquisition, and on-going non-cash compensation-related expenses;
(l)the cumulative effect of a change in accounting principles;
(m)any unrealized gains or losses in respect of currency exchange and/or hedging agreements;
(n)any unrealized foreign currency transaction gains or losses in respect of
Indebtedness of any Person denominated in a currency other than the functional currency of such
Person;
(o)management fees actually paid to CD&R or any one of its Affiliates pursuant to the CD&R Consulting Agreements as in effect on the Closing Date or any successor agreement; provided that the maximum amount of such management fees payable for such period under any successor agreement are no greater than the amount that would have been payable under the CD&R Consulting Agreements as in effect on the Closing Date;
(p)the amount of net cost savings projected by Borrower in good faith to be realized following:
(i)[reserved];
(ii)any Permitted Acquisition as a result of specified actions that are taken or to be taken within 24 months of the closing of such Permitted
Acquisition; and

(iii)any operational change as a result of specified actions that are taken or to be taken within the following 24 months from the time the operational change was implemented,
in each case calculated on a Pro Forma Basis as though such cost savings had been realized on the first day of such period (including net cost savings projected to be realized as a result of the operation of the business on a stand-alone basis), net of the amount of actual benefits realized during such period from such actions; provided that
(x) such cost savings and synergies are reasonably identifiable, factually supportable and certified by the chief financial officer or treasurer of Borrower, and (y) such cost savings and synergies are in an aggregate amount not to exceed, in any Financial Covenant
Period, the greater of $10,000,000 and 25% of EBITDA (after giving effect to the operation of this clause (p)) for such Financial Covenant Period;
(q)only with respect to determining compliance with Section 5.1 hereof, any
Specified Equity Contribution;
(r)any expense related to earnouts and contingent consideration obligations
(whether accounted for as bonuses, compensation or otherwise) and adjustments thereof and purchase price adjustments;
(s)[reserved];
(t)commencing with the Fiscal Quarter ending March 31, 2021 and through and including the Fiscal Quarter ending March 31, 2022 any expenses related to actual or potential expansions (whether or not consummated) into new markets or resulting from any Person entering into new contracts or the actual or potential entry (whether or not consummated) into new ventures and any operating losses associated with any such expansion or entry incurred within the first eight Fiscal Quarters (commencing with the Fiscal Quarter in which the Borrower or any Restricted Subsidiary begins to generate revenue from the relevant new market expansion or entry) following the relevant expansion or entry; provided that the aggregate amount of expenses and losses in connection with any such expansion or entry for the fifth, sixth, seventh and eighth Fiscal Quarters following the relevant expansion or entry (commencing with the fifth
Fiscal Quarter following the Fiscal Quarter in which the Borrower or any Restricted Subsidiary begins to generate revenue from the relevant new market expansion or entry) (such expenses and losses in connection with such expansion or entry, “Year 2 Losses”) shall, when combined with the aggregate amount of Year 2 Losses in connection with all other such expansions or entries, not exceed $15,000,000; and
(u)for all Fiscal Quarters prior to and including the Fiscal Quarter ended
September 30, 2023, any corporate overhead costs and expenses of Holdings, the Borrower and its subsidiaries.
“ECF Acquisition” has the meaning set forth in clause (o) of the definition of
“Excess Cash Flow.”
“ECF Disposition” has the meaning set forth in clause (o) of the definition of
“Excess Cash Flow.”

“ECF Payment Date” has the meaning set forth in Section 2.9(b).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA
Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an
EEA Resolution Authority, or (c) any financial institution established in an EEA Member
Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means, (i) a Lender or any Affiliate or Approved Fund of any Lender (any two or more Approved Funds of a Lender being treated as a single Eligible
Assignee for all purposes hereof); (ii) any Permitted Affiliated Assignee; or (iii) any other assignee; provided that neither Borrower nor any Affiliate of Borrower shall be an Eligible
Assignee other than a Permitted Affiliated Assignee; provided, further, that (x) no Disqualified
Institution shall be an Eligible Assignee unless Borrower shall otherwise consent in writing and
(y) no natural person shall be an Eligible Assignee.
“Environment” means any of the following media: (a) land, including surface land, subsurface strata, sea bed and river bed under water (as defined in clause (b) hereof) and any natural or man-made structures; (b) water, including coastal and inland waters, surface waters, ground waters, drinking water supplies and waters in drains and sewers, surface and sub-surface strata; and (c) air, including indoor and outdoor air and air within buildings and other man-made or natural structures above or below ground, including any living organism or system supported by any such media.
“Environmental Claim” means any legal proceeding, written claim or allegation, notice of violation, order or directive (conditional or otherwise), judgment or Lien by any Person relating to, resulting from or based upon an Environmental Matter.
“Environmental Laws” means any and all U.S. or foreign federal, state, provincial, territorial, foreign, local or municipal laws, rules, orders, enforceable guidelines, orders-in-council, regulations, statutes, ordinances, codes, decrees, and such requirements of any
Governmental Authority properly promulgated and having the force and effect of law or other
Requirements of Law (including common law) regulating or imposing liability or standards of conduct concerning pollution, protection of human health and safety as it relates to exposure to harmful or deleterious substances, the environment or natural resources as have been, or now or at any relevant time hereafter are, in effect.
“Environmental Liabilities and Costs” means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person (whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute), and whether arising under any Environmental Law, Environmental
Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental condition, health or safety condition (as related to exposure to any
Contaminant) or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.
“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.
“Environmental Matters” means: (a) pollution or contamination or the significant threat of pollution or contamination of the Environment, including soil or groundwater contamination or the occurrence or the existence of or the continuation of the existence of a Release (including sudden or non-sudden, accidental or non-accidental leaks or spills); (b) the handling, storage, treatment, disposal, release, spillage, deposit, escape, discharge, leak, emission, leaching or migration of any Contaminant; (c) exposure of any person to any
Contaminant; (d) the violation, or alleged violation of any Environmental Law or any
Environmental Permit; (e) the creation of any adverse impact on the Environment; or (f) any other matters relating to the condition, protection, maintenance, restoration or replacement of the
Environment or any part of it arising directly or indirectly out of the generating, manufacturing, processing, treatment, storage, keeping, handling, use (including as a building material), possession, supply, receipt, sale, purchase, import, export, transportation or presence of any
Contaminant.
“Environmental Permits” means any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any Environmental Law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as
amended (or any successor legislation thereto).
“ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) that is required to be treated as a single employer with Holdings or Borrower within the meaning of Section 414(b), (c), (m) or (o) of the Code.
“ERISA Event” means (a) a reportable event described in Section 4043(b) or
4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA with respect to a Title IV Plan or a
Multiemployer Plan, (b) the withdrawal of Borrower or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) of Borrower or any ERISA Affiliate from any
Multiemployer Plan, (d) the insolvency of a Multiemployer Plan, (e) the filing of a notice of intent to terminate a Title IV Plan in a distress termination or the treatment of a plan amendment as a distress termination under Section 4041 of ERISA, (f) the institution of proceedings to terminate, or appoint a trustee to administer, a Title IV Plan or Multiemployer Plan by the
PBGC, (g) the failure to make any required contribution to a Title IV Plan (sufficient to give rise to a Lien under Section 430 of the Code or Section 303 of ERISA) or Multiemployer Plan,
(h) the imposition of a lien under Section 430 of the Code or Section 303 of ERISA on Holdings,
Borrower or any ERISA Affiliate or (i) the receipt by Borrower or any ERISA Affiliate of an inquiry from the PBGC under the Early Warning Program or Risk Mitigation Program, or any
substantially equivalent inquiry by the PBGC, which indicates the existence of any other event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Existing Letters of Credit” means the letters of credit outstanding on the
~~Closing~~Third Amendment Effective Date and identified on Schedule 1.1(b).
“Event of Default” means any of the events specified in Section 9.1.
“Excess Cash Flow” means for any period, EBITDA minus, without duplication,
(a)any Capital Expenditures made in cash (to the extent not financed by the incurrence of long term Indebtedness or any Excluded Contribution designated for such purpose)
during such period, minus
(b)any scheduled cash principal payments actually made of the Loans and any principal payments, purchases or other retirements of Indebtedness (other than Obligations) (with respect to any revolving facility, only to the extent such payment is accompanied by a corresponding commitment reduction), minus
(c)Consolidated Interest Expense for such period, minus
(d)any Taxes paid or payable with respect to such period in cash, minus
(e)[reserved]
(f)to the extent not otherwise reflected in a reduction of EBITDA, any
Restricted Payments actually paid in cash during such period by Borrower, so long as such
Restricted Payments are expressly permitted by Section 8.5 (other than clauses (a), (c), (j) and (k)
of Section 8.5), minus
(g)to the extent not otherwise reflected in a reduction of EBITDA, the amount of any cash contributions required by law to be made by Borrower or any of its Subsidiaries to any Plan and actually paid during such period, minus
(h)to the extent included in calculating EBITDA, any cash expenses relating to the Transactions, Permitted Acquisition or initial public offering of Parent or any of its subsidiaries and actually paid during such period, minus
(i)any income or loss accounted for by the equity method of accounting
(except in the case of income to the extent of the amount of Restricted Payments paid in cash to
Borrower or any other Loan Party by the entity accounted for by the equity method of accounting); minus

(j)any extraordinary, unusual, nonrecurring, exceptional, special or infrequent gain, loss or charge and any other gain, loss or charge not in the ordinary course of business (as reasonably determined and calculated by the Borrower in good faith, which determination shall be conclusive) (including fees, expenses and charges (or any amortization thereof) associated with the Transactions or any acquisition, merger or consolidation, whether or not completed), any severance, relocation, consolidation, closing, integration, facilities opening, business optimization and/or similar initiatives or programs, transition or restructuring costs, charges or expenses (whether or not classified as restructuring costs, charges or expenses on the consolidated financial statements of the Borrower), any signing, stretch, retention or completion bonuses, and any costs associated with curtailments or modifications to pension and post-retirement employee benefit plans; minus
(k)to the extent included in calculating EBITDA, the amount of net income of any Foreign Subsidiary of such Person that is subject to any restriction or limitation on the payment of dividends or the making of other distributions (other than to the extent such dividends or payments have been made or such restriction or limitation is no longer applicable);
minus
(l)any amounts added to the calculation of EBITDA pursuant to clauses (l)
and (p) of the definition thereof for such period; minus
(m)other cash expenditures during such period that were added back in determining EBITDA pursuant to the definition thereof; minus
(n)cash payments in respect of long-term pension liabilities (other than
Indebtedness) made during such period; plus
(o)decreases in Consolidated Working Capital for such period (other than any such decreases arising (x) from any acquisition or disposition of (a) any business unit, division, line of business or Person or (b) any assets other than in the ordinary course of business (each, an
“ECF Acquisition” or “ECF Disposition”, respectively) by the Borrower and the Restricted
Subsidiaries completed during such period, (y) from the application of purchase accounting or (z)
as a result of the reclassification of any balance sheet item from short-term to long-term or vice versa); minus
(p)increases in Consolidated Working Capital for such period (other than any such increases arising (x) from any ECF Acquisition or ECF Disposition by the Borrower and the
Restricted Subsidiaries completed during such period, (y) from the application of purchase accounting or (z) as a result of the reclassification of any balance sheet item from short-term to long-term or vice versa).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Contribution” means the aggregate Net Cash Proceeds or the Fair
Market Value of assets or property received by Borrower as capital contributions to Borrower after the Closing Date from Holdings or from the issuance or sale (other than to a Subsidiary) of
Stock or Stock Equivalents by Borrower or any Parent Entity after the Closing Date (other than
(a)Specified Equity Contributions and (b) any such Stock issued to Management Investors or to directors or employees in connection with compensation arrangements, but only to the extent the purchase of such Stock is financed by loans or advances from Holdings, Borrower or any of its
Restricted Subsidiaries to such Management Investors, directors or employees), in each case not included in the calculation of Available Amount and to the extent designated for purposes of
(i) [Reserved], (ii) Investments pursuant to Section 8.3(v), (iii) payments, prepayments, repurchases or redemptions to be made pursuant to Section 8.12(a), or (iv) Restricted Payments pursuant to Section 8.5(j).
“Excluded Liability” means any liability that is excluded under the Bail-In
Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Bank Recovery and Resolution Directive.
“Excluded Subsidiary” means at any date of determination, any Subsidiary of
Borrower designated as such in writing by Borrower to the Administrative Agent:
(a)that is an Immaterial Subsidiary;
(b)that is prohibited by Requirement of Law (or, in the case of any newly acquired Subsidiary, by agreements or arrangements in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing or granting Liens to secure the
Obligations or whose entry into the provisions of a guarantee or granting of a Lien to secure the
Obligations would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received;
(c)with respect to which Borrower and the Administrative Agent reasonably agree that the cost of providing a guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom;
(d)with respect to which the provision of a guarantee of the Obligations would result in material adverse tax consequences to Holdings or any of its Subsidiaries (as reasonably determined by Borrower);
(e)that is a joint venture or any non-Wholly Owned Subsidiary;
(f)that is an Unrestricted Subsidiary;
(g)that is a Subsidiary of a Foreign Subsidiary;
(h)that is a Captive Insurance Subsidiary;
(i)that is a not-for-profit Subsidiary;
(j)that is a Special Purpose Entity; or
(k)that is a Subsidiary formed solely for the purpose of (x) becoming a Parent
Entity, or (y) merging with the Borrower in connection with another Subsidiary becoming a
Parent Entity, in each case to the extent such entity becomes a Parent Entity or is merged with the Borrower within 60 days of the formation thereof, or otherwise creating or forming a Parent
Entity.

Notwithstanding anything to the contrary set forth herein, no Subsidiary Guarantor that becomes an Excluded Subsidiary by virtue of becoming non-wholly owned shall be automatically released from its obligations under the applicable Guaranty (and Collateral owned by such Subsidiary
Guarantor shall not be automatically released) unless such Subsidiary Guarantor becomes a non-wholly-owned Subsidiary as a result of a bona fide joint venture transaction or other strategic transaction permitted hereunder and entered into for fair market value or a bona fide business purpose (as determined by the Borrower in good faith, which determination shall be conclusive), in each case, with any Person that is not an Affiliate of the Borrower; provided, that any transaction entered into for the primary purpose of releasing any Lien granted to or held by the Collateral Agent upon Collateral owned by such Subsidiary Guarantor or releasing any
Guaranty of the Obligations shall be deemed not to be for a bona fide business purpose.
“Excluded Taxes” means, with respect to the Administrative Agent, any Issuer or any Lender or its applicable Lending Office, or any branch or affiliate thereof, (a) any Taxes measured by or imposed upon the net income of such Person, Lending Office, branch or affiliate
(however denominated), and all franchise Taxes, branch Taxes, Taxes on doing business or
Taxes measured by or imposed upon the overall capital or net worth of such Person, Lending
Office, branch or affiliate in each case imposed (i) by the jurisdiction under the laws of which such Person, Lending Office, branch or affiliate is organized or located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof or (ii) by reason of any activity or other connection of such Person in or with the jurisdiction imposing such Tax, excluding any activity or connection arising solely from such Person having executed, delivered or performed its obligations under, or received payment under or enforced, any Loan Document, (b) any Taxes arising under FATCA and
(c) any Taxes that the Loan Parties are not required to indemnify for pursuant to the last sentence of Section 2.16(a) or pursuant to Section 2.17(c).
“Existing Credit Facilities” means the credit facilities provided by the Credit
Agreement, dated as of July 1, 2016, among the Borrower, Holdings, the subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto and Deutsche Bank
AG New York Branch, as administrative agent (as amended, supplemented, waived or otherwise modified from time to time).
“Existing Credit Facilities Refinancing” means the repayment of all amounts outstanding under the Existing Credit Facilities using the proceeds of the Initial Term Loans and
Initial Revolving Loans (if any) made on the Closing Date, the termination of the Existing Credit
Facilities, the termination of all guarantees supporting the Existing Credit Facilities and the release of all Liens securing the Existing Credit Facilities.
“Existing Credit Facilities Refinancing Date Transactions” means collectively, any or all of the following (whether taking place prior to, on or following the date hereof): (i) the entry into this Agreement and the other Loan Documents and the incurrence of Indebtedness hereunder, (ii) the use of the proceeds from clause (i) above to consummate the Existing Credit
Facilities Refinancing, (iii) the use of the proceeds from clause (i) above to consummate the refinancing of the Arawak Facility and (iv) all other transactions relating to any of the foregoing
(including payment of fees and expenses related to any of the foregoing).
“Existing Loans” has the meaning set forth in Section 2.22(a).

“Existing Revolving Loans” has the meaning set forth in Section 2.22(a).
“Existing Revolving Tranche” has the meaning set forth in Section 2.22(a).
“Existing Term Loans” has the meaning set forth in Section 2.22(a).
“Existing Term Tranche” has the meaning set forth in Section 2.22(a).
“Existing Tranche” has the meaning set forth in Section 2.22(a).
“Extended Loans” has the meaning set forth in Section 2.22(a).
“Extended Revolving Commitments” has the meaning set forth in Section 2.22(a).
“Extended Revolving Loans” means loans made pursuant to Extended Revolving
Commitments.
“Extended Revolving Tranche” has the meaning set forth in Section 2.22(a).
“Extended Term Loans” has the meaning set forth in Section 2.22(a).
“Extended Term Tranche” has the meaning set forth in Section 2.22(a).
“Extended Tranche” has the meaning set forth in Section 2.22(a).
“Extending Lender” has the meaning set forth in Section 2.22(b).
“Extension” has the meaning set forth in Section 2.22(b).
“Extension Amendment” has the meaning set forth in Section 2.22(c).
“Extension Date” has the meaning set forth in Section 2.22(d).
“Extension Election” has the meaning set forth in Section 2.22(b).
“Extension Request” has the meaning set forth in Section 2.22(a).
“Facilities” means (a) the Term Loan Facility, (b) the Revolving Credit Facility
and (c) any Specified Refinancing Facilities.
“Fair Market Value” means (a) with respect to any asset or group of assets
(other than a marketable Security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm’s length basis, as determined in good faith by Borrower (provided that, if such asset or group of assets shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal shall be deemed to be the Fair Market Value) and
(b)with respect to any marketable Security at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the average of the final price for the purchase of such Security at face value quoted on such Business Day by two financial institutions of recognized standing regularly dealing in Securities of such type and selected by Borrower.
“FATCA” means Sections 1471 through 1474 of the Code as in effect on the
Closing Date (and any amended or successor provisions that are substantively comparable), any regulations promulgated thereunder or any official interpretation thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices, adopted pursuant to any such intergovernmental agreement.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight
Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Rate is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the United States
Federal Reserve System, or any successor thereto.
“Fee Letter” means the letter dated as of February 18, 2021, addressed to the
Borrower from the Administrative Agent with respect to certain fees to be paid to the
Administrative Agent in connection with this Agreement.
“Financial Covenant Debt” means, with respect to any Person, without duplication, Indebtedness of the type specified in clauses (a) through (d) and clauses (h) and (i)
of the definition of “Indebtedness” plus, without duplication, any Guaranty Obligations in respect thereof; provided that Indebtedness of the type specified in clause (d) of the definition thereof shall only be included on the date Indebtedness of such Person is being determined to the extent such Indebtedness identified in such clause constitutes a non-contingent reimbursement obligation owing at such time; provided further that, on any date on which any Supplemental
Revolving Credit Commitments or Incremental Revolving Credit Commitments are provided pursuant to Section 2.21, such Supplemental Revolving Credit Commitment and Incremental
Revolving Credit Commitment will be treated as fully drawn for purposes of determining the amount of Financial Covenant Debts of and solely on such date.
“Financial Covenant Period” means, as of any date of determination, the four preceding Fiscal Quarters ending with the last day of the last Fiscal Quarter ending prior to such date.
“Financial Statements” means the financial statements delivered in accordance with Sections 4.4 and 6.1.
“Financing Disposition” means any sale, transfer, conveyance or other disposition by Borrower or any of its Subsidiaries of any Securitization Asset for the Fair Market

Value thereof to any Special Purpose Entity (including any Lien on such Receivables), in each case in connection with the incurrence by a Special Purpose Entity of Indebtedness under and pursuant to a Securitization Facility, or obligations to make payments to the obligor on such
Indebtedness.
“Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required to be classified and accounted for as a financing lease (and not, for the avoidance of doubt, as an operating lease) on the balance sheet of such lessee for financial reporting purposes in accordance with GAAP prior to the adoption of
Accounting Standards Update No. 2016-02, Leases (Topic 842) by the Financial Accounting
Standards Board (and all calculations and deliverables under this Agreement (other than those made under Section 7.1) shall be made or delivered, as applicable, based on GAAP as in effect prior to such adoption). The stated maturity of any Financing Lease shall be the date of the last payment of rent or any other amount due under the related lease.
“Financing Lease Obligation” means an obligation under any Financing Lease.
“Financing Parties” has the meaning set forth in Section 11.23.
“First Lien Debt” means as of any date of determination, with respect to any
Person, the aggregate amount of Financial Covenant Debt of such Person that in each case is then secured by Liens on property or assets of Borrower or its Restricted Subsidiaries (other than
(i) property or assets irrevocably held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby and (ii) any Financial Covenant Debt secured by a
Lien on Collateral ranking junior to the Lien securing the Obligations pursuant to an Intercreditor
Agreement or an Other Intercreditor Agreement; provided that, any Indebtedness incurred under an Incremental Facility on a junior Lien basis or on an unsecured basis shall be treated as, and included in the amount of, First Lien Debt).
“First Lien Leverage Ratio” means, with respect to any person for any period, the ratio of (a) First Lien Debt of such Person and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP as of the last day of such period minus the aggregate amount of Unrestricted Cash and Cash Equivalents held by such Person and its
Restricted Subsidiaries (excluding, for the avoidance of doubt, any Unrestricted Cash and Cash
Equivalents irrevocably held in a defeasance or similar trust arrangement for the benefit of any
Indebtedness (other than First Lien Debt) secured thereby and the proceeds of any Indebtedness that are (in the good faith judgment of the Borrower) not intended to be used for working capital purposes) to (b) EBITDA for such Person and its Restricted Subsidiaries for such period.
“Fiscal Quarter” means any period of three consecutive months ending on
March 31, June 30, September 30 or December 31 of any calendar year.
“Fiscal Year” means the period of 12 consecutive months ending on
December 31 of any calendar year.
“Fixed GAAP Date” means the Closing Date, provided that at any time after the
Closing Date, Borrower may by written notice to the Administrative Agent elect to change the
Fixed GAAP Date to be the date specified in such notice, and upon the reasonable consent of the

Administrative Agent to such election, the Fixed GAAP Date shall be such date for all periods beginning on and after the date specified in such notice.
“Fixed GAAP Terms” means (a) with respect to the covenants contained in
Article V and all defined terms relating thereto, the term “operating lease” and the defined terms
“Accounts Receivable”, “Capital Expenditures”, “Consolidated Interest Expense”, “Consolidated
Net Income”, “Consolidated Total Assets”, “Consolidated Working Capital”, “EBITDA”,
“Excess Cash Flow”, “Financial Covenant Debt”, “First Lien Debt”, “First Lien Leverage Ratio”,
“Leverage Ratio”, “Liquidity”, “Indebtedness”, “Inventory” and “Net Cash Proceeds”, (b) all
defined terms in this Agreement to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions, and (c) any other term or provision of this Agreement or any other Loan Document that, at Borrower’s election as reasonably agreed by the Administrative Agent, may be specified by Borrower by written notice to the Administrative Agent from time to time.
“Flood Program” means the National Flood Insurance Program created by the
U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster
Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood
Insurance Reform Act of 2004, in each case as amended from time to time, and any successor statutes.
“Foreign Benefit Event” means, with respect to any Foreign Plan, (a) the existence of Unfunded Pension Liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a
Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, by the due date for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by Holdings, any of
Borrower or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of a material liability by
Holdings, any of Borrower or any of the Subsidiaries, or the imposition on Holdings, any of
Borrower or any of the Subsidiaries of a material fine, excise tax or penalty resulting from any noncompliance with any applicable law.
“Foreign Plan” means an employee benefit plan with respect to employees who are not employed in the United States, that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a
Governmental Authority and that is sponsored or maintained by Borrower or any of its
Subsidiaries or to which Borrower or any of its Subsidiaries makes or is obligated to make contributions.
“Foreign Subsidiary” means any Subsidiary of the Borrower that is (i) a
FSHCO, (ii) not organized under the laws of the United States of America or any state thereof or the District of Columbia or (iii) a direct or indirect subsidiary of a Person described by clause (ii)
of this definition.

“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuer other than Letter of
Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“FSHCO” means any Subsidiary of Borrower that is organized under the laws of the United States of America or any state thereof or the District of Columbia, substantially all the assets of which consist of (i) Stock or Stock Equivalents of one or more Foreign Subsidiaries (or
Subsidiaries thereof) and (ii) Indebtedness of such Foreign Subsidiaries (or Subsidiaries thereof), intellectual property relating to such Foreign Subsidiaries (or Subsidiaries thereof) and other assets (including cash and Cash Equivalents) relating to an ownership interest in any such Stock,
Stock Equivalents, Indebtedness, intellectual property or Subsidiaries, if any.
“Fund” means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Funded Debt” means all Indebtedness of the Borrower and the Restricted
Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of the
Borrower or any Restricted Subsidiary, to a date that is more than one year from such date, or that arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all amounts of such debt required to be paid or prepaid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Term Loans.
“GAAP” means generally accepted accounting principles in the United States of
America as in effect on the Fixed GAAP Date (for purposes of the Fixed GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement), as set forth in the Financial
Accounting Standards Board Accounting Standards Codification and subject to the following: If at any time the SEC permits or requires U.S.-domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes,
Borrower may elect by written notice to the Administrative Agent to so use IFRS in lieu of
GAAP and, upon the reasonable consent of the Administrative Agent, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice (for purposes of the Fixed
GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement) and
(b) for prior periods, GAAP as defined in the first sentence of this definition.
“Governmental Authority” means any nation, sovereign or government, any state, provincial, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange and any supranational bodies such as the European
Union or the European Central Bank.
“guaranteeing person” has the meaning set forth in the definition of the term
“Guaranty Obligation”.

“Guarantor” means (x) each Domestic Subsidiary (other than any Excluded
Subsidiary) ~~and~~, (y) prior to a Borrower IPO, Holdings and (z) on and after the Third
Amendment Effective Date, Parent; provided that Parent shall not constitute a Guarantor for purposes of Article VIII.
“Guaranty” means the guaranty, in substantially the form of Exhibit H, executed and delivered by Holdings and any of Borrower’s Subsidiaries that (i) is required to execute and deliver the Guaranty (or any joinder or supplement thereto) pursuant to Section 3.1(a)(ii) or
Section 7.11 or (ii) at the option of Borrower, executes and delivers the Guaranty (or any joinder or supplement thereto).
“Guaranty Obligation” means, as applied to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”)
of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term “Guaranty Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any
Guaranty Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guaranty
Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Borrower in good faith.
“Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.
“Holdings” means Agilon Health Intermediate Holdings, Inc., a Delaware corporation, and any successor in interest thereto.
“Identified Participating Lenders” has the meaning set forth in Section
2.8(c)(iii)(C).

“Identified  Qualifying  Lenders”  has  the  meaning  set  forth  in  Section
2.8(c)(iv)(C).
“IFRS” means the International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the
American Institute of Certified Public Accountants, or any successor to either such board, or the
SEC, as the case may be), as in effect from time to time.
“Immaterial Subsidiary” means, subject to the proviso below, each Restricted
Subsidiary designated as such by Borrower to the Administrative Agent in writing that meets the criteria set forth in clauses (i) and (ii) below, in each case, as of the date of the most recent
Financial Statements required to be delivered pursuant to Section 6.1: (i) such Restricted
Subsidiary has operations that generated EBITDA not exceeding 2.5% of EBITDA for the most recently completed Fiscal Year and (ii) such Restricted Subsidiary had total assets as of the end of the most recently completed Fiscal Year the aggregate value of which was equal to or less than
2.5% of the Consolidated Total Assets of Borrower and its Restricted Subsidiaries, taken as a whole; provided that at no time shall the aggregate total amount of EBITDA generated or assets held by all Immaterial Subsidiaries for the most recently completed Fiscal Year exceed 5.0% of total EBITDA or 5.0% of Consolidated Total Assets, as the case may be, for Borrower and its
Restricted Subsidiaries, in each case calculated on a consolidated basis in accordance with
GAAP on the basis of the financial information most recently delivered to Administrative Agent by Borrower pursuant to Section 6.1. Any Restricted Subsidiary so designated as an Immaterial
Subsidiary that fails to meet the foregoing requirements as of the last day of the period of the most recent four consecutive Fiscal Quarters for which consolidated financial statements of the
Borrower (or, any Parent Entity whose financial statements satisfy the Borrower’s reporting obligations under Section 6.1) are available shall continue to be deemed an “Immaterial
Subsidiary” hereunder until the earlier of (x) the date that is 60 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to Section
6.1(a) or Section 6.1(b) with respect to such period and (y) the date on which the Borrower shall have complied with the requirements of Section 7.11 with respect to such Immaterial Subsidiary.
Notwithstanding anything to the contrary set forth herein, no Subsidiary of the Borrower that owns any Material Intellectual Property shall constitute an Immaterial Subsidiary.
“Incremental Amendment” has the meaning set forth in Section 2.21(b).
“Incremental Facilities” has the meaning set forth in Section 2.21(a)(ii).
“Incremental Facility Effective Date” has the meaning set forth in Section
2.21(b).
“Incremental Revolving Credit Commitment” has the meaning set forth in
Section 2.21(b).
“Incremental Revolving Loans” means a loan made pursuant to an Incremental
Revolving Credit Commitment.
“Incremental Term Facility” has the meaning set forth in Section 2.21(a)(i).

“Incremental Term Loan” has the meaning set forth in Section 2.21(b).
“Incremental Term Loan Commitment” means a commitment in respect of an
Incremental Term Facility.
“Incur” means to issue, assume, enter into any Guarantee of, incur or otherwise become liable for; and the terms “Incurs”, “Incurred” and “Incurrence” shall have a correlative meaning; provided that any Indebtedness or Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Accrual of interest, the accretion of accreted value, the payment of interest in the form of additional
Indebtedness, and the payment of dividends on Stock constituting Indebtedness in the form of additional shares of the same class of Stock, will be deemed not to be an Incurrence of
Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.
“Indebtedness” means, of any Person at any date, (a) all indebtedness of such
Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business), (b) any other indebtedness of such
Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of surety bonds, performance bonds, letters of credit, acceptances issued or created for the account of such
Person, (e) all obligations of such Person in respect of Hedging Contracts, (f) all obligations created or arising under any conditional sale or other title retention agreement with respect to assets or property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (g) indebtedness or obligations of other Persons of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Disqualified Capital Stock of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all obligations of such
Person under any Securitization Facility, (j) all recourse obligations of such Person with respect to related assets or property and recourse obligations in connection with any factoring or similar arrangement not covered in clause (i) above and (k) Guaranty Obligations of such Person in respect of any Indebtedness of the type described in the preceding clauses (a) through (j).
“Indemnified Matters” has the meaning set forth in Section 11.4(a).
“Indemnified Taxes” means any Taxes other than Excluded Taxes.
“Indemnitee” has the meaning set forth in Section 11.4(a).
“Initial Default” has the meaning set forth in Section 1.4(a).
“Initial Facility” means the Initial Term Loan Facility or Initial Revolving
Credit Facility, as applicable.

“Initial Revolving Credit Commitment” means, with respect to each Initial
Revolving Credit Lender, the commitment of such Lender to make Initial Revolving Loans to
Borrower and to acquire as set forth herein interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding, not to exceed the amount set forth opposite such
Lender’s name on Schedule I under the caption “Initial Revolving Credit Commitment,” as amended to reflect each Assignment and Assumption as set forth herein executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate principal amount of all Initial Revolving Credit Commitments on the Closing Date shall be $100,000,000. The aggregate principal amount of all Initial Revolving Credit Commitments after giving effect to the
Third Amendment Repayment and Termination on the Third Amendment Effective Date is
$90,000,000.
“Initial Revolving Credit Facility” means the Initial Revolving Credit
Commitments and the provisions herein related to the Initial Revolving Loans and Letters of
Credit made or issued under the Initial Revolving Credit Commitments.
“Initial Revolving Credit Lender” means each Lender having an Initial
Revolving Credit Commitment.
“Initial Revolving Loan” has the meaning set forth in Section 2.1(a).
“Initial Revolving Maturity Date” means February 18, 2024; provided that upon the consummation of a Qualifying Threshold IPO, the Initial Revolving Maturity Date shall be
February 18, 20262028.
“Initial Term Loan” means the single Tranche of Term Loans constituted by the
Term Loans made by the Term Loan Lenders to the Borrower on the Closing Date pursuant to
Section 2.1(b). The aggregate principal amount of all Initial Term Loans outstanding on the
Third Amendment Effective Date after giving effect to the Third Amendment Repayment and
Termination is $31,500,000.
“Initial Term Loan Commitment” means, with respect to each Initial Term Loan
Lender, the commitment of such Lender to make Initial Term Loans to Borrower on the Closing
Date in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I under the caption “Initial Term Loan Commitment” as amended from time to time to reflect each Assignment and Assumption executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate principal amount of all Initial Term Loan Commitments on the Closing Date shall be $100,000,000.
“Initial Term Loan Facility” means the Initial Term Loan Commitments and the provisions herein related to the Initial Term Loans.
“Initial Term Loan Lender” means each Lender having an Initial Term Loan
Commitment or an Initial Term Loan.
“Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit S, with such changes thereto, if requested by Borrower, as are reasonably acceptable to the Administrative Agent.

“Interest Payment Date” means (a) with respect to any Base Rate Loan, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any Daily Simple SOFR Rate Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the
Maturity Date and (c) with respect to any Term SOFR Rate Loan, the last day of each Interest
Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term SOFR
Rate Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the Maturity Date.
“Interest Period” means, in the case of any Term SOFR Rate Loan, the applicable Term SOFR Rate Interest Period, subject to the following:
(i)if any Interest Period would otherwise end on a day that is not a
Business Day, such Interest Period shall be extended to the next succeeding Business
Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;
(ii)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;
(iii)Borrower may not select any Interest Period that ends after the date of a scheduled principal payment on the Loans as set forth in Article II unless, after giving effect to such selection, the aggregate unpaid principal amount of the Loans for which Interest Periods end after such scheduled principal payment shall be equal to or less than the principal amount to which the Loans are required to be reduced after such scheduled principal payment is made;
(iv)Borrower may not select any Interest Period in respect of Loans having an aggregate principal amount of less than $1,000,000; and
(v)there shall be outstanding at any one time no more than (A) 10
Interest Periods in the aggregate in respect of Revolving Loans and (B) 10 Interest
Periods in the aggregate in respect of the Term Loans.
“Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.
“Inventory” means goods held for sale, lease or use by a person in the ordinary course of business, net of any reserve for goods that have been segregated by such Person to be returned to the applicable vendor for credit, as determined in accordance with GAAP.
“Investment” means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, Accounts Receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other
Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (d) any Guaranty Obligation incurred by such Person in respect of
Indebtedness of any other Person.
“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.
“Investors” means, collectively, the CD&R Group and any other investors arranged by CD&R.
“IRS” means the Internal Revenue Service of the United States or any successor thereto.
“Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of, renew or increase the maximum stated amount (including by deleting or reducing any scheduled decrease in such maximum stated amount) of, such Letter of Credit. The terms
“Issued,” “Issuing” and “Issuance” shall have a corresponding meaning.
“Issuer” means any Revolving Credit Lender or Affiliate of a Revolving Credit
Lender that hereafter becomes an Issuer with the approval of the Administrative Agent and
Borrower by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and Borrower to be bound by the terms hereof applicable to Issuers;
provided that ~~Nomura Corporate Funding Americas, LLC and~~ Deutsche Bank AG New York
Branch shall only be required to issue standby Letters of Credit in Dollars~~; provided further that~~
~~Nomura Corporate Funding Americas, LLC may cause Letters of Credit to be issued by~~
~~unaffiliated financial institutions and such Letters of Credit shall be treated as issued by Nomura~~
~~Corporate Funding Americas, LLC for all purposes under the Loan Documents.~~.
“Joinder Agreement” has the meaning set forth in Section 2.21(b).
“Joint Lead Arrangers” has the meaning specified in the preamble to this
Agreement.
“JPMorgan” has the meaning specified in the preamble to this Agreement.
“Junior Debt” has the meaning set forth in Section 8.12(a).
“LAMC Promissory Note” means the promissory note made by Vector LAMC
Parent, Inc. in favor of the Borrower.
“Latest Maturity Date” shall mean, at any date of determination, the latest maturity date applicable to any Tranche of any Class of Loans or Commitments with respect to such Tranche of Loans or Commitments at such date of determination, including, for the avoidance of doubt, the latest maturity date of any Incremental Term Loan, Incremental

Revolving Credit Commitment, Extended Term Loan, Extended Revolving Commitment,
Specified Refinancing Term Loan or Specified Refinancing Revolving Loan, in each case as extended from time to time in accordance with this Agreement.
“Leases” means, with respect to any Person, all of those leasehold estates in real property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.
“Lender” means each financial institution or other entity that is party hereto from time to time, including as of the Closing Date each entity that is listed on the signature pages hereof as a “Lender”.
“Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Lending Office” opposite its name on Schedule II or on the Assignment and
Assumption by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to Borrower and the Administrative Agent.
“Letter of Credit” means any letter of credit issued pursuant to Section 2.4, including, for the avoidance of doubt, each Existing Letter of Credit.
“Letter of Credit Allocation” means, in the case of each Issuer, an amount to be agreed by such Issuer, Borrower and the Administrative Agent at the time such Revolving Credit
Lender or Affiliate of a Revolving Credit Lender agrees to act as an Issuer, if any. The Letter of
Credit Allocation of each of the Issuers as of the Closing Date is set forth opposite such
Revolving Credit Lender or Affiliate of a Revolving Credit Lender’s name on Schedule I under the caption “Letter of Credit Allocation”; provided that, the Letter of Credit Allocation shall not exceed $~~100,000,000.00~~90,000,000.00.
“Letter of Credit Obligations” means, at any time, without duplication, the aggregate of all liabilities at such time of Borrower to all Issuers with respect to Letters of Credit, whether or not any such liability is contingent, including the sum of (a) the Reimbursement
Obligations at such time and (b) the Letter of Credit Undrawn Amounts at such time.
“Letter of Credit Aggregate Amount” means the aggregate stated amounts of all
Letters of Credit.
“Letter of Credit Aggregate Amount Floor” means, as of any Letter of Credit
Reduction Test Date, the lowest Letter of Credit Aggregate Amount as of any prior Letter of
Credit Reduction Test Date.
“Letter of Credit Reduction Amount” means, as of any Letter of Credit Reduction
Test Date, an amount (but not less than zero) equal to (a) the lesser of (x) aggregate stated
amounts of the Existing Letters of Credit as of the Third Amendment Effective Date and (y)
Letter of Credit Aggregate Amount Floor less (b) the aggregate stated amounts of all Letters of
Credit as of such Letter of Credit Reduction Test Date.
“Letter of Credit Reduction Test Date” means the last Business Day of each month ending after the Third Amendment Effective Date.

“Letter of Credit Reimbursement Agreement” has the meaning set forth in
Section 2.4(e).
“Letter of Credit Request” has the meaning set forth in Section 2.4(c).
“Letter of Credit Undrawn Amounts” means, at any time, with respect to the
Revolving Credit Facility, the aggregate undrawn amount of all Letters of Credit outstanding at such time under such Revolving Credit Facility.
“Leverage Ratio” means, with respect to any Person for any period, the ratio of
(a) Financial Covenant Debt of such Person and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP as of the last day of such period minus the aggregate amount of Unrestricted Cash and Cash Equivalents held by such Person and its
Restricted Subsidiaries (excluding the proceeds of any Indebtedness that are (in the good faith judgment of the Borrower) not intended to be used for working capital purposes) to (b) EBITDA for such Person and its Restricted Subsidiaries for such period.
“Lien” means any mortgage, deed of trust, pledge, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever
(including, without limitation, any conditional sale or other title retention agreement and any
Financing Lease having substantially the same economic effect as any of the foregoing).
“Limited Condition Transaction” means any acquisition or Investment by one or more of the Borrower and its Restricted Subsidiaries of any assets, business or Person permitted by this Agreement whose consummation is not conditioned on the availability of, or on obtaining, third party financing.
“Liquidity” means, at any time, the sum of (a) the aggregate amount available
(without duplication) to be borrowed by Borrower under (i) the Revolving Credit Facility and (ii)
any other revolving credit facility available to the Borrower pursuant to Section 8.1 plus (b) the
Unrestricted Cash and Cash Equivalents of Borrower and its Restricted Subsidiaries.
“Loan” means any loan made by any Lender pursuant to this Agreement.
“Loan Documents” means, collectively, this Agreement, the Notes (if any), the
Guaranty, the Parent Guaranty, each Letter of Credit Reimbursement Agreement, the Collateral
Documents and each certificate, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.
“Loan Party” means Borrower, each Subsidiary Guarantor and, prior to a
Borrower IPO, Holdings; provided that, solely for purposes of Article IX and Sections 10.3, 10.4,
10.5, 10.12, 10.13, 10.15, 11.1, 11.2, 11.3, 11.4, 11.6, 11.9, 11.13, 11.17 and 11.21, Parent shall constitute a Loan Party.
“Management Investors” means the collective reference to the officers, directors, employees and other members of the management of Holdings, any Parent Entity, Borrower or any of their Subsidiaries and Related Physicians, or family members or relatives thereof or trusts for the benefit of any of the foregoing, who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, common stock of Holdings or any Parent Entity.
“Management Subscription Agreements” means one or more stock subscription, stock option, grant or other agreements which have been or may be entered into between
Borrower or any Parent Entity and one or more Management Investors (or any of their heirs, successors, assigns, legal representatives or estates), with respect to the issuance to and/or acquisition, ownership and/or disposition by any of such parties of common stock of Borrower or any Parent Entity, or options, warrants, units or other rights in respect of common stock of
Borrower or any Parent Entity, any agreements entered into from time to time by transferees of any such stock, options, warrants or other rights in connection with the sale, transfer or reissuance thereof, and any assumptions of any of the foregoing by third parties, as amended, supplemented, waived or otherwise modified from time to time.
“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, results of operations or condition (financial or otherwise) of Holdings and its
Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents or (c) a material adverse effect on the rights and remedies, taken as a whole, of the Lenders under the Loan
Documents.
“Material Intellectual Property” means any intellectual property owned by the
Borrower or any Restricted Subsidiary that is material to the operations of the business of the
Borrower and its Restricted Subsidiaries, taken as a whole.
“Material Lease” means any lease for real property to which any Agilon
Restricted Entity is a party that is (i) for a term longer than three (3) years and (ii) in respect of which the annual base rent lease payments (for the lease year in which the Closing Date occurs)
exceeds $5,000,000.
“Material Real Property” means each Owned Real Property that (i) is located in the United States of America and (ii) has a Fair Market Value at the time of acquisition which exceeds $5,000,000.
“Material Subsidiary” means any Subsidiary of Borrower that is not an
Immaterial Subsidiary.
“Maturity Date” means the Initial Revolving Maturity Date, the Initial Term
Loan Maturity Date, for any Extended Tranche the “Maturity Date” set forth in the applicable
Extension Amendment, for any Incremental Revolving Credit Commitments the “Maturity Date”
set forth in the applicable Incremental Amendment and for any Specified Refinancing Tranche
the “Maturity Date” set forth in the applicable Specified Refinancing Amendment, in each case as the context may require.
“Maximum Incremental Facilities Amount” means at any date of determination, the sum of (i) (x) $50,000,000 (amounts incurred pursuant to this clause (i), the “Cash Capped
Incremental Facility”); plus (ii) an additional amount equal to the aggregate principal amount of all prepayments, repayments and redemptions of any (x) Term Loans or Incremental Term Loans or (y) Permitted Debt Exchange Notes, and/or the amount of any permanent reduction of any
Revolving Commitment or Supplemental Revolving Credit Commitment (including in each case under this clause (ii), purchases of such Indebtedness by Holdings and its Subsidiaries at or below par in which case the amount of prepayments of such Indebtedness shall be deemed not to exceed the actual purchase price of such Indebtedness at or below par), in each case to the extent such Indebtedness is secured by a Lien ranking pari passu to the Liens securing the Secured
Obligations, so long as, in the case of any such prepayments or repurchases under this clause (ii), such prepayment or repurchase was not funded with the proceeds of any long-term Indebtedness
(the “Prepayment Incremental Facility”). For the avoidance of doubt, for purposes of any determination of the “Maximum Incremental Facilities Amount,” the principal amount of
Indebtedness outstanding under clauses (i) or (ii) shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any other Indebtedness.
“Minimum Collateral Amount” means, at any time, (i) with respect to Cash
Collateral consisting of cash or Deposit Account balances, an amount equal to 103% of the
Fronting Exposure of all Issuers with respect to Letters of Credit issued and outstanding at such time and (ii) otherwise, an amount determined by the Administrative Agent and the Issuers in their sole discretion.
“Minimum Exchange Tender Condition” has the meaning set forth in Section
2.23(b).
“Minimum Extension Condition” has the meaning set forth in Section 2.22(g).
“Mortgages” means the mortgages, deeds of trust or other real estate security documents, if any, made or required herein to be made by any Loan Party substantially in the form of Exhibit U.
“Multiemployer Plan” means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, covered by Title IV of ERISA and to which Borrower or any
ERISA Affiliate has any obligation or liability, contingent or otherwise.
“MSSP” means the Model and Medicare Shared Savings Program.
“Net Cash Proceeds” means (a) with respect to any Disposition or any Property
Loss Event, an amount equal to the gross proceeds in cash and Cash Equivalents of such
Disposition or Property Loss Event, net of (i) reasonable attorneys’ fees, accountants’ fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Disposition or Property Loss Event,
(ii) taxes paid or reasonably estimated to be payable as a result thereof or the distribution of the gross proceeds thereof to Borrower, (iii) appropriate amounts provided or to be provided by
Borrower or any of its Restricted Subsidiaries as a reserve, in accordance with GAAP, with respect to any liabilities associated with such Disposition or Property Loss Event and retained by
Borrower or any such Restricted Subsidiary after such Disposition or Property Loss Event and other appropriate amounts to be used by Borrower or any of its Restricted Subsidiaries to discharge or pay on a current basis any other liabilities associated with such Disposition or
Property Loss Event, and (iv) in the case of an Disposition or Property Loss Event of or involving an asset subject to a Lien securing any Indebtedness, payments made and installment payments required to be made to repay such Indebtedness, including payments by Borrower or any of its Restricted Subsidiaries in respect of principal, interest and prepayment premiums and penalties, (b) with respect to any issuance or sale of any securities or incurrence of Indebtedness
(other than the issuance or sale of securities or incurrence of Indebtedness pursuant to any

Permitted Receivables Financing) of Borrower or any of its Restricted Subsidiaries, or from any conversion or exchange with respect to such securities or Indebtedness, or any capital contribution, the cash proceeds of such incurrence, issuance, sale or contribution net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such incurrence, issuance, sale or contribution and net of taxes paid or payable as a result thereof, and
(c) with respect to any Permitted Receivables Financing, (i) the initial cash proceeds of such
Permitted Receivables Financing in respect of the portion of the Accounts Receivable so financed that is equal to the lowest of the month-end Accounts Receivables balances of the originator recorded for the previous twelve months then ended for which financial statements are internally available, net of (ii) attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such incurrence, issuance or sale and taxes paid or payable as a result thereof.
“Net Intercompany Investment” means, for any period, (a) in the case of any investment in a Permitted Joint Venture, the sum (but not less than zero) of (i) all consideration paid by any Loan Party in connection with the acquisition thereof (including all transaction costs and all Indebtedness or other obligations (in each case, whether contingent or otherwise)) plus
(ii) any contractually binding commitment of any Loan Party to make future capital contributions to the extent the Indebtedness or other obligations assumed by any Agilon Entity in respect thereof can be quantified plus (iii) any Guaranty Obligations of any Loan Party in respect of such joint venture minus (iv) any cash payments made by such joint venture to such Loan Party in respect of dividends, loans, advances, trade payables, licenses, royalty agreements or cash equity contributions and (b) in the case of any investment in a Non-Loan Party, the sum (but not less than zero) of (i) the aggregate amount of any cash Investments by any Loan Party in such
Non-Loan Party plus (ii) any Guaranty Obligations of any Loan Party in respect of the obligations of such Non-Loan Party minus (iii) of any cash payments by such Non-Loan Party to any Loan Party in respect of dividends, loans, advances, trade payables, licenses, royalty agreements or cash equity contributions.
“Non-Consenting Lender” has the meaning set forth in Section 11.1(d).
“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting
Lender.
“Non-Extending Lender” has the meaning set forth in Section 2.22(e).
“Non-Loan Party” means each Subsidiary of Borrower that is not a Loan Party.
“Note” means any Revolving Credit Note or Term Loan Note.
“Notice of Borrowing” has the meaning set forth in Section 2.2(a).
“Notice  of  Conversion or  Continuation”  has the meaning set  forth  in
Section 2.11(a).
“NYFRB” means the Federal Reserve Bank of New York.
“Obligations” means the Loans, the Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by Borrower to the Administrative Agent, any

Lender, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description
(whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement or any other Loan Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit, cash management and other fees, interest (including interest which, but for the first filing of a petition in bankruptcy with respect to Borrower, would have accrued on any Obligation, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding), charges, expenses, fees, attorneys’ fees and disbursements and other sums chargeable to Borrower under this Agreement or any other Loan Document, and all obligations of Borrower under any Loan
Document to provide Cash Collateral for Letter of Credit Obligations. With respect to any
Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the
Commodity Exchange Act (or the analogous term or section in any amended or successor statute)
is or becomes illegal, the Obligations guaranteed by such Guarantor shall not include any such
Excluded Borrower Obligation.
“Offered Amount” has the meaning set forth in Section 2.8(c)(iv)(A).
“Offered Discount” has the meaning set forth in Section 2.8(c)(iv)(A).
“Other Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Borrower and the Administrative Agent.
“Other Representative” means each of the Joint Lead Arrangers in such capacities hereunder.
“Other Taxes” means any present or future stamp or documentary taxes or any other excise or similar taxes, charges or levies of the United States, any applicable foreign jurisdiction, or any political subdivision thereof and all liabilities with respect thereto, in each case arising from any payment made under any Loan Document or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document.
“Outstandings” means, at any particular time, the sum of (a) the Revolving
Credit Outstandings at such time and (b) the principal amount of the Term Loans outstanding at such time.
“Owned Real Property” has the meaning set forth in Section 4.7.
“Parent” means agilon health, inc. (f/k/a Agilon Health Topco, Inc.), a Delaware corporation, and any successor in interest thereto.
“Parent Company” means, with respect to a Lender, the bank holding company
(as defined in Federal Reserve Board Regulation Y), if any, that is the direct or indirect parent of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the Stock of such Lender.
“Parent Entity” means Parent, Holdings, any Other Parent Entity and any other
Person that becomes a direct or indirect Subsidiary of Parent or any Other Parent Entity after the
Closing Date and of which Borrower is a direct or indirect Subsidiary that is designated by
Borrower as a “Parent Entity” and solely for so long as the Borrower remains a Subsidiary of such Person. As used herein, “Other Parent Entity” means a Person of which Parent becomes a direct or indirect Subsidiary after the Closing Date; provided that (i) immediately before
Borrower first becomes a Subsidiary of such Person, such Person is a direct or indirect
Subsidiary of a Parent Entity, and Borrower becomes a Subsidiary of such Person pursuant to a merger of another Subsidiary of a Parent Entity with such Person in which the Voting Stock of such Parent Entity is exchanged for or converted into Voting Stock of such surviving Person (or the right to receive such Voting Stock), (ii) immediately after Borrower first becomes a
Subsidiary of such Person, more than 50% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50% of the Voting Stock of such Parent Entity or an
Other Parent Entity immediately prior to such Parent Entity first becoming such Subsidiary, or
(iii) immediately after Borrower first becomes a Subsidiary of such Person, Permitted Holders own the requisite percentage of the Voting Stock of such Person as is necessary to ensure that a
Change of Control has not taken place.
“Parent Guaranty” means the Parent Guaranty, in substantially the form of
Exhibit C attached to the Third Amendment, executed and delivered by Parent on the Third
Amendment Effective Date.
“Pari Passu Indebtedness” means Indebtedness with a Lien on the Collateral ranking pari passu with the Liens securing the Obligations.
“Participant” has the meaning set forth in Section 11.2(h).
“Participating Lender” has the meaning set forth in Section 2.8(c)(iii)(B).
“Patriot Act” means the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.).
“Payment” has the meaning set forth in Section 10.15(a).
“Payment Notice” has the meaning set forth in Section 10.15(a).
“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.
“Permitted Acquisition” means the acquisition by Borrower or any of its
Restricted Subsidiaries of all or substantially all of the assets or Stock or Stock Equivalents of any Person or of any division, branch or other operating unit thereof (the “Target”), or the merger, amalgamation or consolidation of the Target with or into Borrower or any of its
Restricted Subsidiaries (with a Loan Party, in the case of a merger, amalgamation or consolidation with any Loan Party, being the surviving corporation or, if a Loan Party is not the surviving corporation in the case of a merger, amalgamation or consolidation with any Loan
Party, the Person formed by or surviving such merger, amalgamation or consolidation (x) being organized or existing under the laws of the United States or any state, district or territory thereof and (y) expressly assuming all obligations of the Loan Party, as applicable, under the Loan
Documents pursuant to documentation reasonably satisfactory to the Administrative Agent)
subject, in each case, to the satisfaction of each of the following conditions:
(a)Borrower (or the Subsidiary making such acquisition) and the Target shall have executed such documents and taken such actions as may be required under Section
7.11 after the effectiveness of such Permitted Acquisition within the time periods set forth in
Section 7.11, as applicable; provided that the aggregate principal amount of Indebtedness incurred by (x) any Subsidiary other than the Loan Parties in connection with Permitted
Acquisitions and (y) the Loan Parties, the proceeds of which are used to finance Permitted
Acquisitions of Targets that do not (and will not become) Guarantors pursuant to Section 7.11
(other than in the case of the foregoing clauses (x) and (y), if any such Targets are not permitted to become Guarantors as a result of regulatory restrictions (as determined by the Borrower in good faith), so long as, unless necessary or advisable as a result of changes in law applicable to the Related Corporations, any such Related Corporations are subject to Related Corporation
Contracts or otherwise become Subsidiaries of the Borrower) shall not exceed (i) at any time (A)
prior to a Qualifying Threshold IPO or (B) following a Qualifying Threshold IPO, but prior to
October 1, 2023, the greater of $15,000,000 and 3.0% of Consolidated Total Assets at any time outstanding or (ii) at any time following a Qualifying Threshold IPO, but on or after October 1,
2023, the greater of $40,500,000 and 7.8% of ~~the Consolidated Total Assets at any time~~
~~outstanding.~~EBITDA of the Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such Permitted
Acquisition.
(b)immediately after giving effect to such acquisition, no Event of Default shall have occurred and be continuing;
(c)immediately after giving effect to such acquisition, the Borrower shall be in compliance with the financial covenants set forth in Article V for the most recent Financial
Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 on a
Pro Forma Basis after giving effect to such acquisition and to the incurrence of any Indebtedness to be incurred or to be assumed in connection therewith; and
(d)the Target as acquired in accordance herewith shall be in the same business or lines of business in which Borrower and/or its Subsidiaries are engaged as of the Closing Date or any business reasonably related, complementary, incidental or ancillary thereto.
“Permitted Affiliated Assignee” means CD&R, any investment fund managed or controlled by CD&R, any Wholly-Owned Subsidiary of any such investment fund; provided that no individual Person, the Borrower and no Affiliate of Borrower (other than CD&R and any investment fund managed or controlled by CD&R) shall be a Permitted Affiliated Assignee.
“Permitted Cure Securities” means common equity securities of the Borrower or
Holdings or other equity securities of the Borrower or Holdings that do not constitute
Disqualified Capital Stock.

“Permitted Debt Exchange” has the meaning set forth in Section 2.23(a).
“Permitted Debt Exchange Notes” has the meaning set forth in Section 2.23(a).
“Permitted Debt Exchange Offer” has the meaning set forth in Section 2.23(a).
“Permitted Holders” means (a) any member of the CD&R Group (in the case of any limited partners of, or other investors in, the CD&R Group, for purposes of the definition of
“Change of Control”, the beneficial ownership of the Voting Stock of Holdings or any Parent
Entity of such limited partner or other investor shall be limited to the extent of any Voting Stock of Holdings or such Parent Entity, or any interest therein, held by such Person that such Person shall have received by way of a dividend or distribution from a member of the CD&R Group);
(b) any Management Investors; and (c) any Person acting in the capacity of an underwriter in connection with a public or private offering of Stock of Holdings or any of its Subsidiaries or of
any Parent Entity; provided that any such underwriter shall cease to be a Permitted Holder on the date that is forty-five (45) days after the effective date of such public or private offering.
“Permitted Intercompany Merger” means (a) a merger, amalgamation, consolidation, liquidation or dissolution solely of one or more Agilon Entities (provided that
(i) in the case of a merger, amalgamation or consolidation involving Borrower, Borrower shall be the surviving entity, (ii) in the case of a merger, amalgamation or consolidation involving a Loan
Party, the result of such merger, amalgamation or consolidation is that the surviving entity is or becomes a Loan Party on or prior to the date of such merger, amalgamation or consolidation,
(iii) in the case of a merger, amalgamation or consolidation of Holdings in which Holdings is not the surviving entity, the Loan Party surviving such merger, amalgamation or consolidation pursuant to clause (ii) above undertakes all of the obligations of Holdings under the Loan
Documents on or prior to the date of such merger, amalgamation or consolidation and shall be treated as “Holdings” for all purposes under this Agreement, (iv) in the case of a liquidation or dissolution of a Loan Party, all assets of such Agilon Entity that is liquidated or dissolved are transferred (subject to payment or provision for payment of outstanding liabilities and to pro rata transfers to other equity holders) to one or more Agilon Entities that are or become Loan Parties on or prior to the date of such transfer, (v) in the case of a liquidation or dissolution of a
Non-Loan Party, all assets of such Agilon Entity that is liquidated or dissolved are transferred
(subject to payment or provision for payment of outstanding liabilities and to pro rata transfers to other equity holders) to one or more Agilon Entities, and (vi) neither Holdings nor Borrower is permitted to be liquidated or dissolved), (b) the transfer of (i) all or substantially all of the Stock or Stock Equivalents of any Loan Party (other than Borrower or Holdings) that is held by an
Agilon Entity, (ii) all or substantially all of the assets of any Loan Party (other than Borrower or
Holdings) or (iii) all or substantially all of the assets constituting the business of a division, branch or other unit of operation of any Loan Party (other than Borrower or Holdings), in each case to any Agilon Entity that is or becomes a Loan Party on or prior to the date of such transfer or (c) the transfer of (i) all or substantially all of the Stock or Stock Equivalents of any Non-Loan
Party that is held by an Agilon Entity, (ii) all or substantially all of the assets of any Non-Loan
Party or (iii) all or substantially all of the assets constituting the business of a division, branch or other unit of operation of any Non-Loan Party, in each case to any Agilon Entity.
“Permitted Intercompany Transactions” means Investments or, with respect to clauses (c)(ii), (c)(iii) and (f) below, Restricted Payments:

(a)by any Loan Party in any other Loan Party (other than Holdings); provided that if any such Investment is in the form of intercompany Indebtedness, such Indebtedness shall not be secured by any Lien;
(b)by any Non-Loan Parties in any other Non-Loan Party;
(c)by Loan Parties in Non-Loan Parties; provided that (i) the aggregate outstanding amount of all Net Intercompany Investments made pursuant to this clause (c), together with the aggregate outstanding amount of Guarantee Obligations incurred pursuant to
Section 8.1(e)(ii), shall not exceed (A) at any time prior to a Qualifying Threshold IPO, the greater of $10,000,000 and 2.0% of Consolidated Total Assets, (B) at any time following a
Qualifying Threshold IPO, but prior to October 1, 2023, the greater of $15,000,000 and 3.0% of
Consolidated Total Assets or (C) at any time following a Qualifying Threshold IPO, but on or after October 1, 2023, the greater of $27,000,000 and 5.2% of ~~Consolidated Total~~
~~Assets~~EBITDA of the Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to
Section 6.1, calculated on a Pro Forma Basis after giving effect to such Investment, (ii) in lieu of the Investments permitted by this clause (c), Restricted Payments from Loan Parties to Non-Loan
Parties may be made in amounts not exceeding the available limit as determined pursuant this clause (c) (with a corresponding reduction in such limit as a result thereof) and (iii) Restricted
Payments may be made by Loan Parties (other than Holdings), directly or indirectly, to other
Loan Parties (other than Holdings) and, to the extent required by Requirements of Law or
Contractual Obligations governing the making of Restricted Payments on account of the Stock and Stock Equivalents of such Loan Parties to other holders of its Stock and Stock Equivalents on no more than a pro rata basis (measured by value) without restriction;
(d)constituting Permitted Intercompany Mergers;
(e)by any Non-Loan Party in any Loan Party (other than Holdings); provided that if any such Investment is in the form of intercompany Indebtedness, such Indebtedness shall not be secured by any Lien; and
(f)by any Loan Party in any Non-Loan Party to the extent substantially concurrent with, and in any event within three Business Days of, such Investment, a corresponding cash Investment or Restricted Payment is made from such Non-Loan Party, directly or indirectly, to a Loan Party.
“Permitted Joint Venture” means a Person:
(a)that is a corporation, limited liability company, joint venture or similar limited liability legal entity hereafter formed or entered into by Borrower or any of its
Subsidiaries with another Person in order to conduct a common venture or enterprise with such
Person, which legal entity does not constitute a Subsidiary;
(b)that is not a strategic alliance formed or entered into by Borrower or its
Subsidiaries with any other Person for the purposes of joint research, product development, marketing, or other similar purposes that does not create a Person;

(c)that does not own any Stock in a Loan Party nor at any time itself have been a Loan Party;
(d)in respect of which all Indebtedness or other obligations (in each case whether contingent or otherwise), including any contractually binding commitment to make future capital contributions, assumed by any Agilon Restricted Entity in respect thereof can be quantified; and
(e)in connection with the acquisition thereof after the Closing Date all consideration paid (including all transaction costs and all Indebtedness or other obligations (in each case whether contingent or otherwise)), including any contractually binding commitment to make future capital contributions, incurred or assumed in connection therewith does not exceed at any time, together with all other such consideration for Permitted Joint Ventures paid after the
Closing Date, the greater of $100,000,000 and 20.0% of ~~Consolidated Total Assets;~~EBITDA of
the Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial
Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such acquisition;
(f)in respect of which Borrower and its Subsidiaries are in compliance with
Sections 7.11 and 7.12).
“Permitted Receivables Financing” has the meaning specified in Section 8.1(g).
“Person” means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.
“Plan” means (i) all “employee benefit plans” (as defined in Section 3(3) of
ERISA), and (ii) all payroll practices and other employee benefit plans, policies, programs, agreements or arrangements, including retirement, pension, profit sharing, employment, individual consulting or other compensation agreements, collective bargaining agreements, bonus or other incentive compensation, retention, stock purchase, equity or equity-based compensation, deferred compensation, change in control, severance, sick leave, vacation, loans, salary continuation, hospitalization, health, life insurance, educational assistance, or other fringe benefit or perquisite plans, policies, agreements or arrangements with respect to which Borrower or any of its Subsidiaries has or could have any obligation or liability, contingent or otherwise.
“Pledge and Security Agreement” means the pledge and security agreement executed and delivered by the Loan Parties, substantially in the form of the agreement attached hereto as Exhibit I.
“Pledged Stock” means the shares of capital stock owned from time to time by each Loan Party and pledged pursuant to a Collateral Document to, directly or indirectly, secure the Secured Obligations.
“PPMC”  means  Primary  Provider  Management  Co.,  Inc.,  a  California
corporation.

“Preferred Stock” means as applied to the Stock of any corporation or company,
Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation or company, over Stock of any other class of such corporation or company.
“primary obligations” has the meaning specified in the definition of the term
“Guaranty Obligation”.
“primary obligor” has the meaning specified in the definition of the term
“Guaranty Obligation”.
“Pro Forma Basis” means, with respect to any determination for any period, that such determination shall be made giving pro forma effect to each Material Acquisition (as defined below) and each Material Disposition (as defined below) of a Person, business or asset or with respect to a Related Corporation (or any other event that by the terms of the Loan
Documents requires compliance on a “Pro Forma Basis” with a test or covenant and requires such test or covenant to be calculated on a “Pro Forma Basis”) consummated during such period, together with all transactions relating thereto consummated during such period or thereafter and on or prior to the date of determination (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such acquisition, investment, sale (or other disposition), other event and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, taking into account, but without duplication of any amount added back to EBITDA pursuant to clause (p) of such term, the amount of “run rate” cost savings projected by Borrower in good faith to be realized following: (i) [reserved]; (ii) any Permitted Acquisition as a result of specified actions that are taken or to be taken within 24 months of the closing of such Permitted
Acquisition; and (iii) operational changes as a result of specified actions that are taken or to be taken within the following 24 months from the time the specified actions were implemented; in each case which cost savings shall be added to EBITDA until fully realized and calculated on a
Pro Forma Basis as though such cost savings had been realized on the first day of the relevant period, net of (x) the amount of actual benefits realized from such actions and (y) costs of achieving such cost savings; provided that such cost savings and synergies are reasonably identifiable, factually supportable and certified by the chief financial officer or treasurer of
Borrower. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that either (1) (x) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (y) involves the payment of consideration by Borrower or any of its Restricted Subsidiaries in excess of $5,000,000 or (2) results in a Person that was not previously a Subsidiary of the Borrower becoming a Related Corporation; and “Material
Disposition” means any disposition of property or series of related dispositions of property that either (1) (x) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (y) yields gross proceeds to Borrower or any of its Restricted Subsidiaries in excess of $5,000,000 during the applicable Financial Covenant Period or (2) results in a Person which does not become a
Subsidiary of the Borrower in connection therewith ceasing to be a Related Corporation.
“Projections” means financial projections of the Business, including financial estimates, budgets, forecasts and other forward looking information.

“Promissory Note” means the note made by Parent in favor of Adrian Jayasinha and Ann Abraham Azer.
“Property Loss Event” means (a) any loss of or damage to property of Borrower or any of its Restricted Subsidiaries that results in the receipt by such Person of proceeds of insurance, which exceeds $5,000,000 (individually or in the aggregate for all such losses and damages) in any Fiscal Year or (b) any taking of property of Borrower or any of its Restricted
Subsidiaries that results in the receipt by such Person of a compensation payment in respect thereof, which exceeds $5,000,000 (individually or in the aggregate for all such takings) in any
Fiscal Year, in each case with respect to the foregoing clauses (a) or (b), to the extent that such receipt does not constitute reimbursement or compensation for amounts previously paid by
Borrower or any such Restricted Subsidiary (other than to any Agilon Restricted Entity) in respect of such loss, damage or taking.
“Purchasing Lender” has the meaning set forth in Section 11.8(a).
“Qualifying IPO” shall mean the initial underwritten public offering of common
Stock of the Borrower or the Relevant Parent Entity pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities
Act.
“Qualifying Lender” has the meaning set forth in Section 2.8(c).
“Qualifying Target Threshold IPO” shall mean a Qualifying IPO with total gross proceeds in excess of $1,000,000,000.
“Qualifying Threshold IPO” shall mean a Qualifying IPO with total gross proceeds in excess of $500,000,000.
“Ratable Portion” or “ratably” means, with respect to any Lender,
(a)with respect to the Revolving Credit Facility, the percentage obtained by dividing (i) the Revolving Credit Commitment of such Lender by (ii) the aggregate Revolving
Credit Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the Revolving Credit Outstandings owing to such Lender by the Revolving Credit Outstandings owing to all Lenders); and
(b)with respect to the Term Loans, the percentage obtained by dividing the aggregate principal amount of such Lender’s Term Loans by the aggregate principal amount of the Term Loans of all Lenders.
“Receivable” means the indebtedness and other obligations owed to any Agilon
Entity (at the time it arises, and before giving effect to any transfer or conveyance contemplated under any Securitization Facility documentation) or in which any Agilon Entity has a security interest or other interest, including any indebtedness, obligation or interest constituting an account, contract right, payment intangible, promissory note, chattel paper, instrument, document, investment property, financial asset or general intangible, arising in connection with the sale of goods or the rendering of services by such Agilon Entity, and further includes the obligation to pay any finance charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including Indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a
Receivable consisting of the Indebtedness and other rights and obligations arising from any other transaction; provided that any Indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a “Receivable” regardless of whether the account debtor or the applicable Securitization Subsidiary treats such Indebtedness, rights or obligations as a separate payment obligation.
“Register” has the meaning set forth in Section 2.7(b).
“Reimbursement Date” has the meaning set forth in Section 2.4(h).
“Reimbursement Obligations” means, at any time, with respect to the Revolving
Credit Facility, all matured and unpaid reimbursement or repayment obligations of Borrower to any Issuer with respect to amounts drawn under Letters of Credit issued under such Revolving
Credit Facility.
“Reinvestment Deferred Amount” means, with respect to any Reinvestment
Event, the aggregate Net Cash Proceeds received by any Agilon Restricted Entity in connection therewith that are not initially applied to prepay the Loans pursuant to Section 2.9 as a result of the delivery of a Reinvestment Notice.
“Reinvestment Event” means any Disposition or Property Loss Event in respect of which Borrower has delivered a Reinvestment Notice.
“Reinvestment Notice” means a written notice executed by a Responsible Officer of Borrower stating that no Default or Event of Default has occurred and is continuing and that
Borrower (directly or indirectly through one of its Subsidiaries) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Disposition or Property Loss Event to acquire assets useful in the business of Borrower or its Restricted Subsidiaries’ or, in the case of (i) a
Property Loss Event, to effect repairs and (ii) a Disposition, to make Capital Expenditures or to pay cash restructuring charges arising in connection with such Disposition.
“Reinvestment Prepayment Amount” means, with respect to any Reinvestment
Event, the Reinvestment Deferred Amount relating thereto less any amount expended or required to be expended pursuant to a Contractual Obligation entered into prior to the relevant
Reinvestment Prepayment Date to acquire assets useful in business of Borrower or its Restricted
Subsidiaries or, in the case of (i) a Property Loss Event, to effect repairs and (ii) a Disposition, to make Capital Expenditures or to pay cash restructuring charges arising in connection with such
Disposition.
“Reinvestment Prepayment Date” means, with respect to any Reinvestment
Event, the earlier of (a) the date occurring 18 months after the later of the Reinvestment Event and receipt of Net Cash Proceeds from such Reinvestment Event, as the case may be, or, if such
Reinvestment Event is in a project authorized by the Board of Directors of Borrower or the relevant Subsidiary that will take longer than 18 months to complete and is subject to a binding written commitment entered during such 18 month period, an additional 6 months after the last day of such 18 month period and (b) the date that is five Business Days after the date on which
Borrower shall have notified the Administrative Agent of Borrower’s determination not to acquire replacement assets useful in the business of Borrower or its Restricted Subsidiaries (or,

in the case of (i) a Property Loss Event, not to effect repairs and (ii) a Disposition, not to make a
Capital Expenditure or to pay cash restructuring charges arising in connection with such
Disposition) with all or any portion of the relevant Reinvestment Deferred Amount.
“Related Billing Entity” means, any Person whose only substantial activity is invoicing and collecting payments for professional medical services on behalf of a Related
Professional Corporation or a Subsidiary of the Borrower.
“Related Corporation” means (i) a Related Professional Corporation, (ii) a
Related PC Holding Company or (iii) a Related Billing Entity.
“Related Corporation Contracts” means (i) any management, practice support, consulting, succession and similar agreements, entered into on a basis consistent with past practices or entered into in the ordinary course of business, with Related Corporations and (ii)
the Combined Affiliate Promissory Notes.
“Related Obligations” has the meaning set forth in Section 10.9.
“Related Parties” means with respect to any Person, such Person’s Affiliates and the partners, officers, directors, trustees, employees, members, agents and controlling persons of such Person and of such Person’s Affiliates and “Related Party” shall mean any of them.
“Related PC Holding Company” means, any Person that is owned, directly or indirectly, by one or more physicians and/or independent contractor physicians, in each case whose subsidiaries are Related Professional Corporations.
“Related Physicians” means, physicians or independent contractors that own, are employed by, or are under contract with, a Related Professional Corporation or a Subsidiary of the Borrower pursuant to Related Corporation Contracts or other arrangements consistent therewith.
“Related Professional Corporation” means, any Person that is owned, directly or indirectly, by one or more physicians and/or independent contractor physicians, in each case to whom a Subsidiary of the Borrower or another Related Professional Corporation provides management services pursuant to a management services, practice support or similar agreement.
“Related Security” means, with respect to any Receivable all of the applicable
Special Purpose Entity’s interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the financing or lease of which by the applicable Agilon Entity gave rise to such Receivable, and all insurance contracts with respect thereto, all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable, all guaranties, letters of credit, letter-of-credit rights, supporting obligations, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise, all service contracts and other contracts and agreements associated with such Receivable, all records related to such Receivable, all of the applicable Special Purpose Entities’ right, title and interest in, to and under the applicable
Securitization Facility documentation.

“Related Taxes” means (x) any Taxes (other than federal, state or local Taxes measured by income and federal, state or local withholding imposed by any government or other taxing authority on payments made by Holdings or any Parent Entity other than to Holdings or another Parent Entity), required to be paid by Holdings or any Parent Entity by virtue of its being incorporated or having Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than Borrower, any of its Subsidiaries, any
Related Corporation, Holdings or any Parent Entity), or being a holding company parent of
Borrower, any of its Subsidiaries, Holdings or any Parent Entity, or being a beneficial owner of any Related Corporation, or receiving dividends from or other distributions in respect of the
Stock of Borrower, any of its Subsidiaries, any Related Corporation, Holdings or any Parent
Entity, or having guaranteed any obligations of Borrower, any Subsidiary thereof or any Related
Corporation, or having made any payment in respect of any of the items for which Borrower or any of its Subsidiaries is permitted to make payments to Holdings or any Parent Entity pursuant to Section 8.5, or acquiring, developing, maintaining, owning, prosecuting, protecting or defending its intellectual property and associated rights (including but not limited to receiving or paying royalties for the use thereof) relating to the business or businesses of Borrower, any
Subsidiary thereof or any Related Corporation, (y) any Taxes attributable (i) to Borrower, any of its Subsidiaries or any Related Corporation, with respect to any taxable period (or portion thereof) ending on or prior to the Closing Date, (ii) to the consummation of any of the
Transactions, or (iii) to Holdings’ or any Parent Entity’s receipt of (or entitlement to) any payment in connection with the Transactions, including any payment received after the Closing
Date pursuant to any agreement related to the Transactions, or (z) if Holdings or any Parent
Entity files or is required to file any return with respect to Taxes measured by income on a consolidated, combined, unitary or affiliated basis with Borrower, any of its Subsidiaries or any
Related Corporation, any such Taxes for which Holdings or such Parent Entity is liable up to an amount not to exceed, with respect to federal Taxes, the amount of any such Taxes that
Borrower, its Subsidiaries and Related Corporations would have been required to pay on a separate company basis, or on a consolidated basis as if Borrower had filed a consolidated return on behalf of an affiliated group (as defined in Section 1504 of the Code) of which it were the common parent, or with respect to state and local taxes, the amount of any such Taxes that
Borrower, its Subsidiaries and Related Corporations would have been required to pay on a separate company basis, or on a consolidated, combined, unitary or affiliated basis, as the case may be, as if Borrower had filed a consolidated, combined, unitary or affiliated return on behalf of an affiliated group (as defined in the applicable state or local tax laws for filing such return)
consisting only of Borrower, any of its Subsidiaries and any Related Corporation, as applicable.
“Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the Environment or into or out of any property owned by such
Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.
“Relevant Four Fiscal Quarter Period” has the meaning set forth in Section 9.3.
“Relevant Parent Entity” means (i) Parent so long as Parent is not a Subsidiary of a Parent Entity and the Borrower is a Subsidiary of Parent and (ii) any Parent Entity so long as
Borrower is a direct or indirect Subsidiary thereof and such Parent Entity is not a Subsidiary of any other Parent Entity.

“Remedial Action” means all actions required under Environmental Laws to
(a) clean up, remove, treat or in any other way address any Release, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger the Environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.
“Repricing Amendment” has the meaning set forth in Section 11.1(e).
“Required Prepayment Date” has the meaning set forth in Section 2.9(d).
“Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject;
provided that the foregoing shall not apply to non-binding recommendations of any
Governmental Authority.
“Requisite Lenders” means, collectively, Lenders having more than 50% of the sum of (a) the aggregate outstanding amount of the Revolving Credit Commitments or, after the
Revolving Credit Termination Date, the Revolving Credit Outstandings and (b) the aggregate principal amount of all Term Loans then outstanding. Any Revolving Credit Commitments,
Revolving Credit Outstandings and Term Loans held by a Defaulting Lender shall be excluded from any calculation of “Requisite Lenders”.
“Requisite Revolving Credit Lenders” means, collectively, Lenders having more than 50% of the sum of the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, the Revolving Credit Outstandings. Any
Revolving Credit Commitments and Revolving Credit Outstandings held by a Defaulting Lender shall be excluded from any calculation of “Requisite Revolving Credit Lenders.”
“Requisite Term Loan Lenders” means Term Loan Lenders having more than
50% of the aggregate principal amount of all Term Loans then outstanding.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, with respect to any Person, any of the following officers of such Person: (a) the chief executive officer or the president or any managing member or general partner of such Person and, with respect to financial matters, the chief financial officer, the treasurer or the controller of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, who has been designated in writing to the Administrative Agent as a Responsible Officer by such chief executive officer or president of such Person or, with respect to financial matters, such chief financial officer of such Person, (c) with respect to Section 6.2 and without limiting the foregoing, the general counsel of such Person and (d) with respect to ERISA matters and without limiting the foregoing, the vice president – human resources (or substantial equivalent) of such
Person.

“Restricted Payment” means (a) any dividend, distribution or any other payment whether direct or indirect, on account of any Stock or Stock Equivalents of Borrower or any of
its Subsidiaries now or hereafter outstanding and (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock
Equivalents of Borrower or any of its Subsidiaries now or hereafter outstanding, other than (in the case of both clauses (a) and (b)) any that are payable solely to Borrower or one or more
Subsidiary Guarantors.
“Restricted Subsidiary” means any Subsidiary of Borrower that is not an
Unrestricted Subsidiary.
“Revolving Availability” means, as of any date of determination, the amount (if any) by which the Revolving Credit Commitments exceed the aggregate principal amount of the
Revolving Credit Outstandings, in each case as of such date.
“Revolving Credit Borrowing” means Revolving Loans made on the same day by the Revolving Credit Lenders ratably according to their respective Revolving Credit
Commitments.
“Revolving Credit Commitment” means an Initial Revolving Credit Commitment, a Supplemental Revolving Credit Commitment, an Incremental Revolving Credit Commitment,
an Extended Revolving Commitment or a Specified Refinancing Revolving Commitment and
“Revolving Credit Commitments” means all of them, collectively.
“Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such
Revolving Credit Lender’s participation in Letter of Credit Obligations at such time.
“Revolving Credit Facility” means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans and Letters of Credit.
“Revolving Credit Lender” means, at any time, any Lender that has a Revolving
Credit Commitment at such time.
“Revolving Credit Note” means a promissory note of Borrower payable to any
Revolving Credit Lender or its registered assigns in a principal amount of up to such Lender’s
Revolving Credit Commitment, with an annex evidencing the aggregate Indebtedness of such
Borrower to such Lender resulting from the Revolving Loans owing to such Lender.
“Revolving Credit Outstandings” means, at any particular time, the sum of
(a) the principal amount of the Revolving Loans outstanding at such time and (b) the Letter of
Credit Obligations of Borrower outstanding at such time.
“Revolving Credit Termination Date” means the earliest of (a) the Scheduled
Termination Date, (b) the date of termination of the Revolving Credit Commitments pursuant to
Section 2.5 or Section 9.2 and (c) the date on which the Obligations become due and payable pursuant to Section 9.2.

“Revolving Loan” means an Initial Revolving Loan, a loan made pursuant to a
Supplemental Revolving Credit Commitment, an Incremental Revolving Loan, an Extended
Revolving Loan or a Specified Refinancing Revolving Loan and “Revolving Loans” means all of them, collectively.
“Rollover Indebtedness” means Indebtedness of Borrower or a Guarantor (other than Parent) issued to any Lender in lieu of all or part of such Lender’s pro rata portion of any repayment of Term Loans made pursuant to Section 2.8(b); so long as (other than in connection with a refinancing in full of the Facilities) (a) such Indebtedness would not have a final stated
maturity or weighted average life to maturity earlier or shorter than the final stated maturity or remaining weighted average life to maturity of the Term Loans being repaid and (b) such
Indebtedness shall be subject to the requirements of clauses (a)(i), (ii), (iii), (vii) and (viii) of the proviso to Section 2.24(a).
“Sale and Leaseback Transaction” means any arrangement with any Person providing for the leasing by Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by Borrower or any such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Borrower or such Subsidiary.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions broadly prohibiting dealings with such country or territory.
“Sanctioned Person” means, at any time, (a) any Person listed in any
Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations
Security Council, the European Union or the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country, in each case except to the extent that dealings with such Person are licensed, approved, exempted or permitted pursuant to applicable
Sanctions or otherwise lawful or (c) any Person owned or controlled by any such Person, where the relevant Sanctions provide that persons owned or controlled (as such term is interpreted in the relevant regulations or in any guidance related to such regulations) by such Sanctioned
Person should also be subject to Sanctions.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or
the U.S. Department of State, or (b) the United Nations Security Council, the European Union or
HerHis Majesty’s Treasury of the United Kingdom.
“Scheduled Termination Date” means February 18, 2024; provided that upon a
Qualifying Threshold IPO, the Scheduled Termination Date shall be February 18, 20262028.
“SEC” means the Securities and Exchange Commission or any successor thereto.
“Section 2.22 Additional Amendment” has the meaning set forth in Section
2.22(c).

“Secured Leverage Ratio” means, with respect to any Person for any period, the ratio of (a) Financial Covenant Debt of such Person and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP as of the last day of such period that in each case is then secured by Liens on property or assets of the Borrower and/or its Restricted Subsidiaries
(other than property or assets irrevocably held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby) minus the aggregate amount of Unrestricted
Cash and Cash Equivalents held by such Person and its Restricted Subsidiaries (excluding, for the avoidance of doubt, any Unrestricted Cash and Cash Equivalents irrevocably held in a defeasance or similar trust arrangement for the benefit of any Indebtedness secured thereby and the proceeds of any Indebtedness that are (in the good faith judgment of the Borrower) not intended to be used for working capital purposes) to (b) EBITDA for such Person and its
Restricted Subsidiaries for such period.
“Secured Obligations” means (a) in the case of Borrower, the Obligations of
Borrower and, (b) in the case of each Loan Party (including Borrower), (i) the obligations of such Loan Party under each Guaranty and the other Loan Documents to which it is a party,
(ii) the obligations of such Loan Party under any Hedging Contract entered into in connection herewith with any Person that was a Lender or any Affiliate at the time it entered into such
Hedging Contract thereof and (iii) any Cash Management/Letter of Credit Obligations of
Borrower or any Subsidiary thereof; provided, that, any Cash Management/Letter of Credit
Obligations incurred pursuant to clause (ii) of the definition thereof shall only constitute Secured
Obligations up to a maximum aggregate amount equal to (A) at any time prior to a Qualifying
Threshold IPO, $25,000,000 or (B) at any time following a Qualifying Threshold IPO,
$75,000,000. With respect to any Guarantor, if and to the extent, under the Commodity
Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”)
to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Secured Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.
“Secured Parties” means the Lenders, the Issuers, the Administrative Agent and any other holder of any Secured Obligation.
“Securities Account” has the meaning specified in the UCC.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Securitization Assets” means (i) all existing or hereafter acquired or arising
Receivables of Borrower or any of its Subsidiaries that are sold, assigned or otherwise transferred pursuant to a Securitization Facility, (ii) the Related Security with respect to the
Receivables referred to in clause (i) above, (iii) the collections and proceeds of the Receivables and Related Security referred to in clauses (i) and (ii) above, (iv) all lockboxes, lockbox accounts, collection accounts or other Deposit Accounts into which such collections are deposited and which have been specifically identified and consented to by the Administrative
Agent and (v) all other rights and payments which relate solely to such Receivables.

“Securitization Facility” means each transaction or series of related transactions that effect the securitization of Receivables, including in connection with any Financing
Disposition.
“Securitization Subsidiary” means any Subsidiary established by Borrower for the sole purpose of consummating one or more Securitization Facilities and in respect of which neither Borrower nor any Subsidiary of Borrower has any obligation to maintain or preserve such
Securitization Subsidiary’s financial condition or cause such Securitization Subsidiary to achieve specified levels of operating results.
“Security” means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, or any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.
“Selling Lender” has the meaning set forth in Section 11.8(a).
“Senior Indebtedness” has the meaning set forth in Section 11.1(a)(ix).
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the
Securities Act, as that Regulation is in effect on the Closing Date.
“SOFR” means, with respect to any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such U.S. Government Securities
Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on
the immediately succeeding U.S. Government Securities Business Day.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at
http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Solicited Discount Proration” has the meaning set forth in Section 2.8(c).
“Solicited Discounted Prepayment Amount” has the meaning set forth in
Section 2.8(c).
“Solicited Discounted Prepayment Notice” means an irrevocable written notice of Borrower Solicitation of Discounted Prepayment Offers made pursuant to Section 2.8(c)(iv)
substantially in the form of Exhibit Q.
“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Term Loan Lender, substantially in the form of Exhibit R, submitted following the
Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date” has the meaning set forth in
Section 2.8(c).
“Solvent” and “Solvency” means, with respect to Borrower and its Subsidiaries on the Closing Date, on a consolidated basis, (i) the Fair Value and Present Fair Salable Value of the assets of Borrower and its Subsidiaries taken as a whole exceed their Stated Liabilities and
Identified Contingent Liabilities; (ii) Borrower and its Subsidiaries taken as a whole do not have
Unreasonably Small Capital; and (iii) Borrower and its Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature (all capitalized terms used in this definition other than “Borrower” and “Subsidiary” shall have the meaning assigned to such terms in the form of solvency certificate attached hereto as Exhibit T).
“Special Purpose Entity” means (x) any Securitization Subsidiary or (y) another
Person (other than an Agilon Restricted Entity) that is engaged in the business of acquiring, selling, collecting, financing or refinancing Securitization Assets.
“Special Purpose Financing Undertakings” means representations, warranties, covenants, indemnities, guarantees of performance and (subject to clause (y) of the proviso below) other agreements and undertakings entered into or provided by Borrower or any of its
Subsidiaries that Borrower determines in good faith are customary or otherwise necessary or advisable in connection with a Securitization Facility or a Financing Disposition; provided that, subject to the foregoing, (x) it is understood that Special Purpose Financing Undertakings may consist of or include (i) reimbursement and other obligations in respect of notes, letters of credit, surety bonds and similar instruments provided for credit enhancement purposes or (ii) obligations relating to Hedging Contracts entered into by Borrower or any its Subsidiaries, in respect of any
Securitization Facility and (y) subject to the preceding clause (x), any such other agreements and undertakings shall not include the incurrence of any Guaranty Obligations of Indebtedness of a
Securitization Subsidiary by Borrower or any of its Subsidiaries that is not a Securitization
Subsidiary.
“Special Purpose Vehicle” means any special purpose funding vehicle used by any Lender to fund the Loans hereunder and identified as such in writing by such Lender to the
Administrative Agent.
“Specified Discount” has the meaning set forth in Section 2.8(c).
“Specified Discount Prepayment Amount” has the meaning set forth in
Section 2.8(c).
“Specified Discount Prepayment Notice” means an irrevocable written notice of
Borrower of Specified Discount Prepayment made pursuant to Section 2.8(c)(ii) substantially in the form of Exhibit L.
“Specified Discount Prepayment Response” means the written response by each
Term Loan Lender, substantially in the form of Exhibit M, to a Specified Discount Prepayment
Notice.
“Specified Discount Prepayment Response Date” has the meaning set forth in
Section 2.8(c).

“Specified Discount Proration” has the meaning set forth in Section 2.8(c).
“Specified Equity Contribution” has the meaning set forth in Section 9.3.
“Specified Existing Tranche” has the meaning set forth in Section 2.22(a).
“Specified Refinancing Amendment” means an amendment to this Agreement effecting the incurrence of Specified Refinancing Facilities in accordance with Section 2.24.
“Specified Refinancing Facilities” has the meaning set forth in Section 2.24(a).
“Specified Refinancing Lender” has the meaning set forth in Section 2.24(b).
“Specified Refinancing Loans” has the meaning set forth in Section 2.24(a).
“Specified Refinancing Revolving Commitment” means, as to any Lender, its obligation to make Specified Refinancing Revolving Loans to, and/or participate in Letters of
Credit issued on behalf of, the Borrower.
“Specified Refinancing Revolving Facilities” has the meaning set forth in Section
2.24(a).
“Specified Refinancing Revolving Loans” has the meaning set forth in Section
2.24(a).
“Specified Refinancing Term Loan Facilities” has the meaning set forth in
Section 2.24(a).
“Specified Refinancing Term Loans” has the meaning set forth in Section
2.24(a).
“Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.
“Stock Equivalents” means all securities convertible into or exchangeable for
Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.
“Submitted Amount” has the meaning set forth in Section 2.8(c)(iii)(A).
“Submitted Discount” has the meaning set forth in Section 2.8(c)(iii)(A).
“Subordinated Indebtedness” means any Indebtedness of Borrower (whether outstanding on the Closing Date or thereafter incurred) that is expressly subordinated in right of payment to the Obligations pursuant to a written agreement or instrument.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such
Person or one or more Subsidiaries of such Person. The term “Subsidiary” shall not include any
Related Corporation, provided that, for the avoidance of doubt, (a) nothing in this sentence shall limit or otherwise affect the treatment of Related Corporations (including with respect to consolidation) for financial reporting purposes under and in accordance with GAAP and (b) if and to the extent that any Related Corporations are required to be consolidated with the
Borrower and its Subsidiaries for financial reporting purposes under and in accordance with
GAAP, then for purposes of (i) any financial reporting requirement hereunder (including, without limitation, under Section 6.1) and (ii) any calculation hereunder of Consolidated Net Income,
Consolidated Total Assets, EBITDA, Excess Cash Flow, Financial Covenant Debt, the First Lien
Leverage Ratio, the Leverage Ratio and the Secured Leverage Ratio, in each case, such Related
Corporations shall be included in such financial reporting and/or calculations (as applicable)
notwithstanding anything to the contrary herein.
“Subsidiary Guarantor” means each Guarantor other than Holdings and Parent.
“Subsidiary Redesignation” has the meaning set forth in the definition of
“Unrestricted Subsidiary.”
“Supplemental Revolving Credit Commitments” has the meaning set forth in
Section 2.21.
“Tax Affiliate” means, with respect to any Person, (a) any Subsidiary of such
Person, and (b) any Affiliate of such Person with which such Person files consolidated, combined or unitary tax returns.
“Tax Sharing Agreement” means any tax sharing agreement between Parent and
Borrower entered into on or prior to the Closing Date, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time in.
“Taxes” means any and all present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (including penalties and interest with respect thereto), now or hereafter imposed, levied, collected, withheld or assessed by any
Governmental Authority.
“Term Loan” means an Initial Term Loan, an Incremental Term Loan, an
Extended Term Loan and a Specified Refinancing Term Loan, and “Term Loans” means all of them, collectively.
“Term Loan Borrowing” means Term Loans made on the same day by the Term
Loan Lenders ratably according to their respective Term Loan Commitments.
“Term Loan Commitment” means an Initial Term Loan Commitment or an
Incremental Term Commitment, and “Term Loan Commitments” means all of them, collectively.

“Term Loan Facility” means the Initial Term Loan Facility, any Incremental
Term Facility, any Extended Term Tranche or any Specified Refinancing Term Loan Facility,
and “Term Loan Facilities” means all of them, collectively.
“Term Loan Lender” means, at any time, any Lender that is an Initial Term Loan
Lender, an Additional Lender under an Incremental Term Facility, an Extending Lender under an
Extended Term Tranche or a Specified Refinancing Lender providing Specified Refinancing
Term Loans.
“Term Loan Maturity Date” means February 18, 2024; provided that upon the consummation of a Qualifying Threshold IPO, the Initial Term Loan Maturity Date shall be
February 18, ~~2026~~2028.
“Term Loan Note” means a promissory note of Borrower payable to any Term
Loan Lender or its registered assigns in an original principal amount equal to the Loans made by such Lender to Borrower and evidencing the Indebtedness of Borrower to such Lender resulting from the Term Loans owing to such Lender.
“Term Loan Outstanding Amount” means, with respect to any Term Loan, at any particular time, the principal amount of such Term Loan outstanding at such time after giving effect to any borrowings and prepayments or repayments thereof.
“Term SOFR Administrator” means the CME Group Benchmark Administration
Limited (CBA) (or any successor administrator of the Term SOFR Reference Rate).
“Term SOFR Rate”
(a)for any calculation with respect to a Term SOFR Rate Loan, the Term SOFR
Reference Rate at approximately 5:00 a.m. (Chicago time) (such time, the “Periodic Term SOFR
Determination Time”) for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities
Business Days prior to the first day of such Interest Period, as such rate is published by the
Term SOFR Administrator; provided, however, that if as of the Periodic Term SOFR
Determination Time on any Periodic Term SOFR Determination Day the Term SOFR Reference
Rate for the applicable tenor has not been published by the Term SOFR Administrator and a
Term SOFR Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the
Term SOFR Administrator as of the Periodic Term SOFR Determination Time on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding
U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities
Business Days prior to such Periodic Term SOFR Determination Day, and
(b)for any calculation with respect to a Base Rate Loan on any day, the Term
SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) (such time, the “Base Rate
Term SOFR Determination Time”) for a tenor of one month on the day (such day, the “Base Rate
Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of the Base Rate Term SOFR Determination Time on any Base Rate Term SOFR

Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Term SOFR Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR Rate will be the Term SOFR
Reference Rate for such tenor as published by the Term SOFR Administrator as of the Base Rate
Term SOFR Determination Time on the first preceding U.S. Government Securities Business
Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR
Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term
SOFR Determination Day;
provided, further, that if Term SOFR Rate determined as provided above
(including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than
0.50%, then Term SOFR Rate shall be deemed to be 0.50%; provided, further, that with respect to any Term SOFR Rate Loans, for any Interest Period, Term SOFR Rate shall include the Term
SOFR Rate Adjustment.
If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.14(b) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in
Section 2.14(b) have not arisen but the Term SOFR Administrator or a Governmental Authority
having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which Term SOFR Rate shall no longer be used or be representative for determining interest rates for loans in Dollars (such date, “Term SOFR Replacement Date”), then the Administrative Agent and the Borrower Representative shall endeavor to establish an alternate rate of interest to Term SOFR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement, including Benchmark Replacement
Conforming Changes, as may be applicable (including amendments to the Applicable Margin to preserve the terms of the economic transactions initially agreed to among the Borrowers, on the one hand, and the Lenders on the other hand). Notwithstanding anything to the contrary herein, such amendment shall become effective without any further action or consent of any other party to this Agreement.
“Term SOFR Rate Adjustment” means with respect to any (i) Initial
Term Loans that are Term SOFR Rate Loans, 0.10% per annum and (ii) Revolving Loans that are
Term SOFR Rate Loans (x) with an Interest Period of greater than one month, 0.10% per annum, and (y) with an Interest period of one month, 0.0% per annum.
“Term SOFR Rate Interest Period” means, in the case of any Term SOFR
Rate Loan, (a) initially, the period commencing on the date such Term SOFR Rate Loan is made or on the date of conversion of a Base Rate Loan or Daily Simple SOFR Rate
Loan to such Term SOFR Rate Loan and ending one, three or six months thereafter, as selected by Borrower in its Notice of Borrowing or Notice of Conversion or Continuation
given to the Administrative Agent pursuant to Section 2.2 or 2.11, and (b) thereafter, if such Loan is continued, in whole or in part, as a Term SOFR Rate Loan pursuant to
Section 2.11, a period commencing on the last day of the immediately preceding Interest
Period therefor and ending one, three or six months thereafter, as selected by Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to
Section 2.11.
“Term SOFR Rate Loan” means a Loan that bears interest at a rate based on the
Term SOFR Rate, other than, for the avoidance of doubt, pursuant to clause (c) of the definition of “Base Rate”.
“Term SOFR Reference Rate” means the forward-looking term rate based on
SOFR.
“Third Amendment” means the Third Amendment to Credit Agreement, dated as of February 12, 2026, between the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Issuers party thereto and the Administrative Agent.
“Third Amendment Effective Date” has the meaning specified in the Third
Amendment.
“Third Amendment Repayment and Termination” has the meaning specified in the Third Amendment.
“Title IV Plan” means a pension plan, other than a Multiemployer Plan, covered by Title IV of ERISA and to which Holdings, Borrower or any ERISA Affiliate has any obligation or liability (contingent or otherwise).
“Total Cash” means, at any time, the sum of the Unrestricted Cash and Cash
Equivalents of Borrower and its Restricted Subsidiaries, solely to the extent such Unrestricted
Cash and Cash Equivalents are held on deposit with the Administrative Agent. For the avoidance of doubt, Total Cash shall include the unconsolidated Cash of the ACO Entities, including pursuant to the CMS ACO Models, solely to the extent such unconsolidated Cash is held on deposit with the Administrative Agent.
“Tranche” (a) when used with respect to Term Loans or Term Loan
Commitments, refers to whether such Term Loans or Term Loan Commitments are (i) Initial
Term Loans or Initial Term Loan Commitments, (ii) Incremental Term Loans or Incremental
Term Loan Commitments with the same terms and conditions made on the same day,
(iii) Extended Term Loans with the same terms or (iv) Specified Refinancing Term Loan
Facilities with the same terms and conditions made on the same day and (b) when used with respect to Revolving Credit Commitments or Revolving Loans, refers to whether such Revolving
Credit Commitments or Revolving Loans are (i) Initial Revolving Credit Commitments or Initial
Revolving Loans, (ii) Incremental Revolving Credit Commitments or Incremental Revolving
Loans with the same terms made on the same day, (iii) Extended Revolving Loans with the same terms or (iv) Specified Refinancing Revolving Facilities with the same terms and conditions made on the same day.
“Transactions” means, collectively, any or all of the following: (i) the Existing
Credit Facilities Refinancing Date Transaction, (ii) [reserved], (iii) the entry into this Agreement and incurrence of Indebtedness hereunder by one or more of Holdings, Borrower and its
Subsidiaries and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Type” means, with respect to a Loan, its category as a Base Rate Loan, Daily
Simple SOFR Rate Loan or Term SOFR Rate Loan.
“UCC” has the meaning specified in the Pledge and Security Agreement.
“UK Financial Institution” means any means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the
United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom
Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Undisclosed Administration” means, in relation to a Lender, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed.
“Unfunded Pension Liabilities” means, with respect to Borrower or any of its
ERISA Affiliates at any time, the sum of (a) the amount, if any, by which the present value
(within the meaning of Section 3(27) of ERISA) of the aggregate benefit liabilities (within the meaning specified in Section 4001 of ERISA) under each Title IV Plan (other than any Title IV
Plan subject to Section 4063 of ERISA), determined as of the end of such Title IV Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes pursuant to ERISA Section 302(c)(3) in such Plan’s most recent actuarial valuation report, exceeds the aggregate current value (within the meaning of Section 3(26) of ERISA) of the assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, as determined for the most recent valuation date for such Title IV Plan using the actuarial assumptions as set forth in such report, or (b) with respect to each Foreign Plan, the amount, if any, by which the present value of all benefit obligations under such plan exceed the fair market value of assets attributable to such plan (determined for the most recent valuation date for such plan using the actuarial assumptions in effect for such plan set forth in the actuarial valuation report).
“United States person” has the meaning set forth in Section 7701(a)(30) of the
Code.
“Unrestricted Cash” means, as at any date of determination, the aggregate amount of cash and Cash Equivalents included in the cash accounts listed on the consolidated balance sheet of Borrower and its Restricted Subsidiaries as at such date to the extent such cash and Cash Equivalents are not classified as “restricted” for financial statement purposes of GAAP as at such date (or are classified as “restricted” because of a contractual requirement that any net cash proceeds be reinvested in other assets or used to prepay First Lien Debt incurred in compliance with this Agreement or that it be subject to a security interest to secure payment of
First Lien Debt incurred in compliance with this Agreement and the Secured Obligations on a pari passu basis (or any combination of the foregoing or other similar requirements)).

“Unrestricted Subsidiary” means (A) any Subsidiary of Borrower designated by
Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent;
provided that Borrower shall only be permitted to designate a Subsidiary as an Unrestricted
Subsidiary after the Closing Date so long as (a) no Event of Default has occurred and is continuing or would result therefrom, (b) immediately after giving effect to such designation, the
Borrower shall be in compliance with the financial covenants set forth in Article V, for the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to
Section 6.1, calculated on a Pro Forma Basis, (c) such Unrestricted Subsidiary shall be capitalized (to the extent capitalized by Borrower or any of its Restricted Subsidiaries) through
Investments as permitted by, and in compliance with Section 8.3 and (d) without duplication of clause (c), any assets owned by such Unrestricted Subsidiary at the time of the initial designation thereof shall be treated as Investments pursuant to Section 8.3 and (B) any subsidiary of an
Unrestricted Subsidiary. Borrower may designate any Unrestricted Subsidiary to be a Restricted
Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided that
(i)no Event of Default has occurred and is continuing or would result therefrom, and
(ii)immediately after giving effect to such Subsidiary Redesignation, Borrower shall be in compliance with the financial covenants set forth in Article V, for the most recent Financial
Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis.
“U.S. Government Securities Business Day” means any day except for (i) a
Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets
Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit
Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank
Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.16(f).
“Unused Commitment Fee” has the meaning set forth in Section 2.12(a).
“Vantage Promissory Note” means the promissory note made by Vector Vantage
Parent, Inc. in favor of the Borrower.
“Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the Board of Directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).
“Waivable Mandatory Prepayment” has the meaning set forth in Section 2.9(d).
“Weighted Average Yield” means with respect to any Loan, on any date of determination, the weighted average yield to maturity (on a per annum percentage basis)
including (i) the benefit of any increased interest rate floors and (ii) fees and original issue or other discount payable to all Lenders of the applicable tranche, in each case accruing to the benefit of such Lenders as of the time when such Loans were made (but excluding, with respect to Revolving Loans, any fees and original issue or other discount paid to the Revolving Credit
Lenders on the Closing Date).
“Wholly Owned Subsidiary” means, with respect to any Subsidiary of any
Person, all of the Stock of such Subsidiary (other than director’s qualifying shares or such other de minimis portion thereof to the extent required by law) is owned by such Person, either directly or indirectly through one or more of its Wholly-Owned Subsidiaries.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA
Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b)
with respect to the United Kingdom, the powers of the applicable Resolution Authority in each case under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.
“Year 2 Losses” has the meaning set forth in the definition of the term
“EBITDA”.
Section 1.2  Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through”
means “to and including.”
Section 1.3Accounting Terms and Principles.
(a)For purposes of making any of the financial covenant calculations required by this Agreement all components of such calculations shall include or exclude, as the case may be, without duplication, such components of such calculations attributable to any business or assets that have been acquired or disposed of by Borrower or any of its Restricted Subsidiaries
(including through Permitted Acquisitions) or any Person becoming or ceasing to be a Related
Corporation, in each case after the first day of such fiscal period and prior to the end of such period, as determined in good faith by Borrower on a Pro Forma Basis.
(b)Any amount specified in this Agreement or any of the other Loan Documents to be in a currency other than Dollars shall also include the equivalent of such currency in Dollars determined by using the rate of exchange quoted by the Administrative Agent in New York, New
York at 11:00 A.M. (New York time) on the date of determination to prime banks in New York for the spot purchase in the New York foreign exchange market of such amount of Dollars with such currency.
(c)In addition to the foregoing clause (a), for purposes of making any of the
First Lien Leverage Ratio, the Leverage Ratio or Secured Leverage Ratio calculations required hereunder (other than under Article V or under the definition of “Applicable Margin” or
“Applicable Unused Commitment Fee Rate”) (i) all components of such calculations shall include or exclude, as the case may be, without duplication, such components of such calculations attributable to any business or assets that have been acquired or disposed of by

Borrower or any of its Restricted Subsidiaries after the last day of the most recent Financial
Covenant Period and including any proposed transaction requiring the calculation of the First
Lien Leverage Ratio, the Leverage Ratio or the Secured Leverage Ratio and (ii) Financial
Covenant Debt shall be calculated based on the amount outstanding on the date of such First Lien
Leverage Ratio, Leverage Ratio or Secured Leverage Ratio calculation, as the case may be, as determined in good faith by Borrower on a Pro Forma Basis.
(d)For purposes of determining any financial ratio or making any financial covenant calculation for any period or a portion of a period prior to the first delivery of Financial
Statements pursuant to Section 6.1, (i) EBITDA of Borrower and its Restricted Subsidiaries shall be determined on a Pro Forma Basis based on the financial statements delivered pursuant to
Section 3.1(b), (ii) Financial Covenant Debt shall be determined on a Pro Forma Basis for such period based on the Financial Covenant Debt outstanding (or intended to be incurred) at the time such financial ratio or financial covenant calculation is made as determined in good faith by
Borrower based on its internally generated financial statements for the most recent fiscal month of Borrower reflecting Financial Covenant Debt outstanding on or after the Closing Date,
(iii)First Lien Debt shall be determined on a Pro Forma Basis for such period based on the First
Lien Debt outstanding (or intended to be incurred) at the time such financial ratio calculation is made as determined in good faith by Borrower based on its internally generated financial statements for the most recent fiscal month of Borrower reflecting First Lien Debt outstanding on or after the Closing Date and (iv) Consolidated Interest Expense shall be determined in good faith by Borrower on an annualized basis based on its internally generated financial statements for the most recent fiscal month of Borrower reflecting Financial Covenant Debt outstanding on or after the Closing Date.
(e)To the extent compliance with the covenant set forth in Section 5.1 is being calculated as of a date that is prior to the first test date under such Section 5.1, in order to determine the permissibility of an action by one or more of Borrower and its Restricted
Subsidiaries, such compliance shall be tested for such purpose against the level required in
Section 5.1 as of the Financial Covenant Period ending March 31, 2021.
(f)In connection with any action being taken in connection with a Limited
Condition Transaction, for purposes of determining compliance with any provision of this
Agreement which requires that no Default, Event of Default or specified Default or Event of
Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower, be deemed satisfied, so long as no
Default, Event of Default or specified Default or Event of Default, as applicable, exists on the date (x) a definitive agreement for such Limited Condition Transaction is entered into or (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and
Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” (or any equivalent thereof) of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction). For the avoidance of doubt, if the Borrower has exercised its option under the first sentence of this clause (f), and any Default, Event of Default or specified Default or Event of
Default, as applicable, occurs following the date (x) a definitive agreement for the applicable
Limited Condition Transaction was entered into or (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition

Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) and prior to the consummation of such Limited Condition
Transaction, any such Default, Event of Default or specified Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.
(g)In connection with any action being taken in connection with a Limited
Condition Transaction, for purposes of:
(i)determining compliance with any provision of this Agreement which requires the calculation of the First Lien Leverage Ratio, Leverage Ratio or the
Secured Leverage Ratio (including compliance with the covenant set forth in Section 5.1 on a Pro Forma Basis);
(ii)testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated Total Assets or EBITDA); or
(iii)any other determination as to whether any such Limited Condition
Transaction and any related transactions (including any financing thereof) complies with the covenants or agreements contained in this Agreement;
in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the
date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) a definitive agreement for such Limited Condition Transaction is entered into or (y) in connection with an acquisition to which the United Kingdom City
Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited
Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction), as applicable (the “LCT Test
Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence or
Discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most recent Financial Covenant Period ending prior to the LCT Test Date for which Financial Statements have been delivered pursuant to
Section 6.1, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with; provided that (a) if financial statements for one or more subsequent Fiscal Quarters or Fiscal Years shall have been delivered pursuant to
Sections 6.1(a) or 6.1(b), the Borrower may elect, in its sole discretion, to re-determine all such ratios, baskets or amounts on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT
Test Date for purposes of such ratios, baskets or amounts and (b) except as contemplated in the foregoing clause (a), compliance with such ratios, baskets or amounts (and any related requirements and conditions) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transactions related thereto (including any Incurrence or Discharge of Indebtedness and
Liens and the use of proceeds thereof). For purposes of determining compliance with any ratio, basket or amount on the applicable LCT Test Date, Consolidated Interest Expense for purposes of the EBITDA will be calculated using an assumed interest rate based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as determined by the Borrower in good faith, which determination shall be conclusive. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test
Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates or EBITDA or Consolidated Total Assets of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the
Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount availability with respect to the Incurrence or Discharge of Indebtedness or Liens, or the making of
Investments, Dispositions, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower or the designation of an Unrestricted
Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which (1) such Limited Condition Transaction is consummated, (2) the definitive agreement for, or firm offer in respect of, such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction or
(3) such notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock of Preferred Stock is revoked or expires without consummation, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence or Discharge of Indebtedness and the use
of proceeds thereof) have been consummated.
(h)For purposes of calculating the principal amount of Indebtedness permitted to be incurred pursuant to (x) Section 8.1(c) or (y) Section 8.1(q) in reliance of the ratio test in clause (B)(x) of the proviso of such clause (collectively, the “Ratio-Based Debt Baskets”), any pro forma calculation of First Lien Leverage Ratio, Secured Leverage Ratio or Leverage Ratio,
as applicable, shall be determined without giving effect to any other incurrence of Indebtedness on the date of determination pursuant to any other clause or sub-clause of Section 8.1 other than
Ratio-Based Debt Baskets.
Section 1.4  Certain Terms.
(a)The terms “herein,” “hereof” and “hereunder” and similar terms refer to this
Agreement as a whole, and not to any particular Article, Section, subsection or clause in, this
Agreement. With respect to any Default or Event of Default, the words “exists,” “is continuing”
or similar expressions with respect thereto shall mean that such Default or Event of Default has occurred and has not yet been cured or waived. If any Default or Event of Default has occurred hereunder (any such Default or Event of Default, an “Initial Default”) and is subsequently cured
(a “Cured Default”), any other Default, Event of Default or failure of a condition precedent that resulted or may have resulted from (i) the making or deemed making of any representation or warranty by any Loan Party or (ii) any act or omission by any Loan Party or any Subsidiary of any Loan Party, in each case which subsequent Default, Event of Default or failure would not have arisen had the Cured Default not been continuing at the time of such representation, warranty, action or omission, shall be deemed to automatically be cured or satisfied, as applicable, upon, and simultaneously with, the cure of the Cured Default, so long as at the time of such representation, warranty, action or omission, no Responsible Officer of the Borrower had knowledge of any such Initial Default. To the extent not already so notified, the Borrower
Representative will provide prompt written notice of any such automatic cure to the
Administrative Agent after a Responsible Officer of the Borrower knows of the occurrence of any such automatic cure. Any time period in this Agreement to cure any actual or alleged
Default or Event of Default may be extended or stayed by a court of competent jurisdiction to the extent such actual or alleged Default or Event of Default is the subject of litigation.
(b)Unless otherwise expressly indicated herein, (i) references in this Agreement to the preamble or recitals or to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words “above” and “below”, when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause.
(c)Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Requisite Lenders (or such greater number of Lenders as may be required hereunder) is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or otherwise modified. Any reference herein to any Person shall be construed to include such Person’s successors and assigns permitted hereunder.
(d)References in this Agreement to any statute shall be to such statute as amended or modified, together with any successor legislation, in each case in effect at the time any such reference is operative.
(e)The term “including” when used in any Loan Document means “including without limitation” except when used in the computation of time periods.
(f)The terms “Lender,” “Issuer” and “Administrative Agent” include, without limitation, their respective successors.
(g)Upon the appointment of any successor Administrative Agent pursuant to
Section 10.6, references to JPMorgan in Section 10.3 shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if it so designates.
(h)Any references herein or under any other Loan Document to a security interest being “granted” or “perfected” shall be deemed to refer to a grant or perfection under the
Uniform Commercial Code of any U.S. jurisdiction and to similar provisions, concepts or terms under the law of any other jurisdiction (it being understood that in jurisdictions where no such similar provisions, concepts or terms exist, the terms “granted” or “perfected” shall not be given any effect hereunder or under any other Loan Document).
(i)In connection with any action being taken in connection with a Limited
Condition Transaction, except for any Loan or Issuance in respect of the Initial Revolving Credit
Facility, for purposes of determining compliance with any provision of this Agreement or any other Loan Document which requires that no Default, Event of Default or specified Event of

Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower, be deemed satisfied, so long as no
Default, Event of Default or specified Event of Default, as applicable, exists on the date the definitive agreements for such Limited Condition Transaction are entered into. For the avoidance of doubt, if the Borrower has exercised its option under the first sentence of this clause (i), and any Default or Event of Default occurs following the date the definitive agreements for the applicable Limited Condition Transaction were entered into and prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.
(j)Unless otherwise specified herein, the baskets set forth in Article VIII of this
Agreement (or in any defined term used in Article VIII) shall be tested solely at the time of consummation of the relevant transaction or action utilizing any of such baskets and, for the avoidance of doubt, if any of such baskets are exceeded as a result of fluctuations to
Consolidated Total Assets or EBITDA for the most recently completed Financial Covenant
Period after the last time such baskets were calculated for any purpose under Article VIII, such baskets will not be deemed to have been exceeded as a result of such fluctuations. If any
Indebtedness or Liens securing Indebtedness are incurred to refinance Indebtedness or Liens securing Indebtedness, in each case, initially incurred in reliance on a basket measured by reference to a percentage of Consolidated Total Assets at the time of incurrence or a percentage of EBITDA for the most recently completed Financial Covenant Period prior to such incurrence, as applicable, and such refinancing would cause the percentage of Consolidated Total Assets or
EBITDA restriction to be exceeded if calculated based on the Consolidated Total Assets on the date of such refinancing or EBITDA for the most recently completed Financial Covenant Period prior to such refinancing, respectively, such percentage of Consolidated Total Assets or
EBITDA, as applicable, restriction shall not be deemed to be exceeded so long as the principal amount of such Indebtedness or Indebtedness secured by such Liens, as applicable, does not exceed the principal amount of such Indebtedness or Indebtedness secured by such Liens, as applicable, being refinanced, plus an amount equal to premiums, defeasance costs and fees and expenses in connection therewith.
(k)Any reference herein to financial statements of the Borrower being available will also refer to those financial statements of a Parent Entity whose financial statements satisfy the Borrower’s reporting obligations under Section 6.1.
(l)Any reference herein or in any other Loan Document to (i) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person. Any Division of a limited liability company, corporation or partnership shall be deemed to constitute the formation of a separate Person, and such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.

Section 1.5  Loan Document Definitions. The parties hereto agree that, unless otherwise defined or stated therein, capitalized terms used in each Loan Document shall have the meanings ascribed to such terms in this Agreement (as may be amended, restated, supplemented or otherwise modified from time to time).
ARTICLE II
THE FACILITIES
Section 2.1The Initial Commitments.
(a)Initial Revolving Credit Commitments. On the terms and subject to the conditions contained in this Agreement, each Initial Revolving Credit Lender severally and not jointly agrees to make loans to Borrower in Dollars (each an “Initial Revolving Loan”), in each case in accordance with such Revolving Credit Lender’s Initial Revolving Credit Commitment,
from time to time on any Business Day during the period from the Closing Date until the day that is one Business Day prior to the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Revolving Credit Lender not to exceed such Initial Revolving Credit Lender’s Revolving Credit Commitment; provided that at no time shall any Revolving Credit Lender be obligated to make an Initial Revolving Loan which would exceed such Lender’s Ratable Portion of the Available Credit. Within the limits of each Lender’s
Initial Revolving Credit Commitment, amounts of Revolving Loans repaid may be reborrowed under this Section 2.1.
(b)Initial Term Loan Commitments. On the Closing Date, on the terms and subject to the conditions contained in this Agreement, each Initial Term Loan Lender severally and not jointly agrees to make a term loan in Dollars to Borrower in an amount not to exceed such Lender’s Initial Term Loan Commitment which Initial Term Loan shall be available to
Borrower pursuant to such Lender’s Ratable Portion of the Initial Term Loan Commitments.
Amounts of Initial Term Loans repaid or prepaid may not be reborrowed. The undrawn amount of the Initial Term Loan Commitment following the borrowing of the Initial Term Loans on the
Closing Date, if any, shall be automatically cancelled and terminated.
Section 2.2Borrowing Procedures.
(a)Revolving Credit Borrowings. Each Revolving Credit Borrowing shall be made on notice given by Borrower to the Administrative Agent not later than (i) 1:00 P.M. (New
York time) on the Business Day at the proposed Revolving Credit Borrowing, in the case of a
Borrowing of Base Rate Loans and (ii) 1:00 P.M. New York time, three U.S .Government
Securities Business Days (or, with respect to the Closing Date, such shorter period as may be agreed by the Administrative Agent), in the case of a Borrowing of Term SOFR Rate Loan and
Daily Simple SOFR Rate Loans. Each such notice shall be in substantially the form of Exhibit C
(a “Notice of Borrowing”), specifying (A) the date of such proposed Revolving Credit
Borrowing, (B) the aggregate amount of such proposed Revolving Credit Borrowing,
(C) whether any portion thereof will be of Base Rate Loans , Daily Simple SOFR Rate Loans or
Term SOFR Rate Loans and (D) the initial Interest Period or Interest Periods for any such Term
SOFR Rate Loans. Any Notice of Borrowing delivered in connection with the funding of the
Facilities on the Closing Date may be revoked by Borrower subject to Section 2.14(e) hereof.
The Revolving Loans shall be made as Base Rate Loans unless, subject to Section 2.14, the

Notice of Borrowing specifies that all or a portion thereof shall be Daily Simple SOFR Rate or
Term SOFR Rate Loans. Each Revolving Credit Borrowing shall be in an aggregate amount that is not less than $1,000,000.
(b)Term Loan Borrowings. All Borrowings of Term Loans shall be made upon receipt of a Notice of Borrowing given by Borrower to the Administrative Agent not later than
1:00 p.m. (New York Time) (i) one Business Day prior to the Closing Date, in the case of Initial
Term Loans, in the case of a Borrowing of Base Rate Loans and (ii) three U.S. Government
Securities Business Days (or such shorter period as may be agreed by the Administrative Agent)
prior to the Closing Date, in the case of Initial Term Loans, in the case of a Borrowing of Term
SOFR Rate Loans. The Notice of Borrowing shall specify (A) the Closing Date, (B) the aggregate amount of such proposed Borrowings, (C) whether any portion thereof will be made as
Base Rate Loans or Term SOFR Rate Loans and (D) the initial Interest Period or Interest Periods for any such Term SOFR Rate Loans. Any Notice of Borrowing delivered in connection with the funding of the Facilities on the Closing Date may be revoked by Borrower subject to Section
2.14(e) hereof. Term Loans shall be made as Base Rate Loans unless (subject to Section 2.14)
the Notice of Borrowing specifies that all or a portion thereof shall be Term SOFR Rate Loans.
(c)The Administrative Agent shall give to each applicable Lender prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing and, if Daily Simple SOFR Rate
Loans or Term SOFR Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to Section 2.14(a). Each Lender shall, before 12:00
P.M. (New York time) on the date of the proposed Borrowing, make available to the
Administrative Agent at its address referred to in Section 11.9, in immediately available funds, such Lender’s Ratable Portion of such proposed Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the conditions set forth in Section 3.1 and Section
3.2, as applicable, the Administrative Agent will promptly make such funds available to
Borrower and in any event within one Business Day thereafter.
(d)Unless the Administrative Agent shall have received notice from a Lender prior to the date of any proposed Borrowing with respect to which such Lender holds a
Commitment that such Lender shall not make available to the Administrative Agent such
Lender’s Ratable Portion of such Borrowing, the Administrative Agent may assume that such
Lender has made such Ratable Portion available to the Administrative Agent on the date of such
Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the
Administrative Agent within three Business Days of the date of such Borrowing, such Lender and Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to the Administrative Agent, at
(i) in the case of Borrower, the interest rate applicable at the time to the Loans comprising such
Borrowing and (ii) in the case of such Lender, the Federal Funds Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing.
If such Lender shall repay to the Administrative Agent such corresponding amount, such corresponding amount so repaid shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement. If Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to Borrower.

(e)The occurrence of any Revolving Credit Lender becoming a Defaulting
Lender shall not relieve any other Revolving Credit Lender of its obligations to make such Loan or payment on such date but no such other Revolving Credit Lender shall be responsible for the failure of any Defaulting Lender to make a Loan or a payment required under this Agreement.
Section 2.3  [Reserved].
Section 2.4  Letters of Credit.
(a)Subject to the terms and conditions set forth herein, each Issuer agrees to
Issue and amend (including, without limitation, to increase or decrease the stated amount of each
Letter of Credit) at the request and for the account of Borrower, or (so long as the Borrower is solely liable hereunder with respect to any Reimbursement Obligations relating to any such
Letter of Credit, which liability may, at the request of the Borrower, be evidenced by a Letter of
Credit Reimbursement Agreement as described in Section 2.4(e) below) any of the Borrower’s
Restricted Subsidiaries or any Related Corporation one or more Letters of Credit from time to time on any Business Day during the period commencing on the Closing Date and ending on the earlier of the Revolving Credit Termination Date and 5 days prior to the Scheduled Termination
Date; provided that in the event of any inconsistency between the terms and conditions of this
Agreement and the other terms and conditions of any Letter of Credit Request submitted by
Borrower or any Letter of Credit, the terms and conditions of this Agreement shall control.
Notwithstanding the foregoing, no Issuer shall be under any obligation to, and with respect to clause (iv) below no Issuer shall, Issue any Letter of Credit upon the occurrence of any of the following:
(i)any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuer from Issuing such
Letter of Credit or any Requirement of Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the
Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the Closing Date or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the Closing Date and that such Issuer in good faith deems material to it;
(ii)such Issuer shall have received written notice from the
Administrative Agent or Borrower, on or prior to the requested date of Issuance of such
Letter of Credit, that one or more of the applicable conditions contained in (A) for
Letters of Credit issued on or prior to the Closing Date, Section 3.1 and (B) for Letters of
Credit issued after the Closing Date, Section 3.2 or Section 3.4, in each case, are not then satisfied;
(iii)after giving effect to the Issuance of any such Letter of Credit the
Revolving Credit Outstandings would exceed the Revolving Credit Commitments in effect at such time;

(iv)after giving effect to the Issuance of such Letter of Credit, the sum of (i) the Letter of Credit Undrawn Amounts at such time and (ii) the Reimbursement
Obligations at such time would exceed $~~100,000,000~~90,000,000; or
(v)after giving effect to the Issuance of such Letter of Credit, the sum of
(i) the Letter of Credit Undrawn Amounts at such time and (ii) the Reimbursement
Obligations, in each case with respect to Letters of Credit Issued by such Issuer, at such time would exceed such Issuer’s Letter of Credit Allocation; and
(vi)any fees due in connection with a requested Issuance have not been paid.
None of the Revolving Credit Lenders (other than the Issuers in their capacity as such) shall have any obligation to Issue any Letter of Credit.
Notwithstanding anything to the contrary in this Agreement, from and after the Third
Amendment Effective Date, no Letter of Credit may be Issued unless, on or prior to the date of such Issuance, an amount equal to 103% of such Letter of Credit has been deposited in a Cash
Collateral Account or such other account as may be agreed by the Borrower and the applicable
Issuer, in each case, on terms satisfactory to the applicable Issuer.
(b)In no event shall the expiration date of any Letter of Credit (i) be more than one year after the date of issuance thereof or such longer term as acceptable to the applicable
Issuer or (ii) be less than five days prior to the Scheduled Termination Date except to the extent that an amount equal to 103% of such Letter of Credit has been deposited in a Cash Collateral
Account or a back-up letter of credit has been issued, in either case on terms satisfactory to the applicable Issuer; provided that any Letter of Credit with a term of one year or longer may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the expiry date referred to in clause (ii) above) or such longer periods as is acceptable the applicable Issuer.
(c)In connection with the Issuance of each Letter of Credit under the Revolving
Credit Facility, Borrower shall give the relevant Issuer and the Administrative Agent at least two
Business Days’ prior written notice in substantially the form of Exhibit E (or in such other written or electronic form as is acceptable to the Issuer), of the requested Issuance of such Letter of
Credit (a “Letter of Credit Request”). Such notice shall be irrevocable and shall specify the Issuer of such Letter of Credit, the stated amount of the Letter of Credit requested, which stated amount shall not be less than $100,000, the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day), and, in the case of an issuance, the Person for whose benefit the requested Letter of Credit is to be Issued and the
Person for whose account the requested Letter of Credit is being issued. Such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than
1:00 P.M. (New York time) on the second Business Day prior to the requested Issuance of such
Letter of Credit.
(d)Subject to the satisfaction of the conditions set forth in this Section 2.4, the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of Borrower, a
Restricted Subsidiary or Related Corporation, as applicable and subject to the liability requirements described in Section 2.4(a) above, in accordance with such Issuer’s usual and customary business practices. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from the Administrative
Agent that one or more of the conditions precedent contained in Section 3.2 shall not on such date be satisfied, and ending when such conditions are satisfied. The relevant Issuer shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied in connection with the Issuance of any Letter of Credit.
(e)If requested by the relevant Issuer, prior to the issuance of each Letter of
Credit by such Issuer, and as a condition of such Issuance and of the participation of each applicable Revolving Credit Lender in the Letter of Credit Obligations arising with respect thereto, Borrower shall have delivered to such Issuer a letter of credit reimbursement agreement, in such form as the Issuer may employ in its ordinary course of business for its own account (a
“Letter of Credit Reimbursement Agreement”), signed by Borrower, and such other documents or items as may be required pursuant to the terms thereof. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this
Agreement shall govern.
(f)Each Issuer shall:
(i)give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing, which writing may be a facsimile or electronic mail) of the Issuance of a Letter of Credit Issued by it, of all drawings under a Letter of
Credit Issued by it and the payment (or the failure to pay when due) by Borrower of any
Reimbursement Obligation when due (which notice the Administrative Agent shall promptly transmit by facsimile, electronic mail or similar transmission to each Revolving
Credit Lender);
(ii)upon the request of any Revolving Credit Lender, furnish to such
Revolving Credit Lender copies of any Letter of Credit Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Revolving Credit Lender; and
(iii)no later than ten Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Revolving Credit Lender requesting the same) and Borrower separate schedules for documentary and standby Letters of Credit Issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the
Letter of Credit Obligations outstanding at the end of each month and any information requested by Borrower or the Administrative Agent relating thereto.
(g)Immediately upon the Issuance by an Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuer shall be deemed to have sold and transferred to each Revolving Credit Lender and each such Revolving Credit Lender shall be deemed irrevocably and unconditionally to have purchased and received from such
Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such
Revolving Credit Lender’s Ratable Portion of the Revolving Credit Commitments in such Letter of Credit and the obligations of Borrower with respect thereto (including all Letter of Credit
Obligations with respect thereto) and any security therefor and guaranty pertaining thereto (in each case to the extent not exceeding such Revolving Credit Lender’s Revolving Credit
Commitment).

(h)Borrower agrees to pay to the Issuer of any Letter of Credit the amount of all
Reimbursement Obligations owing to such Issuer under any Letter of Credit issued for its account or the account of any of its Restricted Subsidiaries or Related Corporations no later than the date
(the “Reimbursement Date”) that is the next succeeding Business Day after Borrower receives written notice from such Issuer that payment has been made under such Letter of Credit, irrespective of any claim, set-off, defense or other right that Borrower may have at any time against such Issuer or any other Person; provided that any such Reimbursement Obligations may be paid from the proceeds of Revolving Loans pursuant to Section 2.13(g); provided further that if after giving effect to any payment under any Letter of Credit, the amount of Available Credit is less than the amount of such Reimbursement Obligation owed by Borrower, Borrower may borrow Revolving Loans for the purpose of paying such Reimbursement Obligation owing by it to the extent that after giving effect to such borrowing and reimbursement, the sum of Revolving
Credit Outstandings does not exceed the aggregate amount of Revolving Credit Commitments.
In the event that any Issuer makes any payment under any Letter of Credit and Borrower shall not have repaid such amount to such Issuer pursuant to this clause (h) or such payment is rescinded or set aside for any reason such Issuer shall promptly notify the Administrative Agent, that shall promptly notify each Revolving Credit Lender of such failure, and each Revolving Credit Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such
Issuer the amount of such Revolving Credit Lender’s Ratable Portion of such payment in immediately available funds. If the Administrative Agent so notifies such Revolving Credit
Lender prior to 12:00 P.M. (New York time) on any Business Day, such Revolving Credit
Lender shall make available to the Administrative Agent for the account of such Issuer its
Ratable Portion of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Revolving Credit Lender, such Revolving Credit Lender shall, except during the continuance of an Event of Default under Section 9.1(f) and notwithstanding whether the conditions precedent set forth in Section 3.2 shall have been satisfied (which conditions precedent the applicable Revolving Credit Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to Borrower in the principal amount of such payment.
Whenever any Issuer receives from Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a
Revolving Credit Lender pursuant to this clause (h), such Issuer shall pay to the Administrative
Agent and the Administrative Agent shall promptly pay to each applicable Revolving Credit
Lender, in immediately available funds, an amount equal to such Revolving Credit Lender’s
Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Revolving Credit Lenders have paid in respect of such Reimbursement Obligation.
(i)Borrower’s obligation to pay each Reimbursement Obligation owing by it and the obligations of the applicable Revolving Credit Lenders to make payments to the
Administrative Agent for the account of the applicable Issuer with respect to Letters of Credit
Issued by it shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following:
(i)any lack of validity or enforceability of any Letter of Credit or any
Loan Document, or any term or provision therein;
(ii)any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

(iii)the existence of any claim, set off, defense or other right that
Borrower, any other party guaranteeing, or otherwise obligated with, Borrower or any of its Subsidiaries, or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent or any Lender or any other
Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;
(iv)any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(v)payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit;
and
(vi)any other act or omission to act or delay of any kind of the Issuer, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of
Borrower’s obligations hereunder.
Any action taken or omitted to be taken by the relevant Issuer under or in connection with any
Letter of Credit, if taken or omitted in the absence of gross negligence, bad faith or willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment), shall not put such Issuer under any resulting liability to Borrower or any Revolving Credit Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit the Issuer may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of
Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such
Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuer.
(j)If and to the extent such Revolving Credit Lender shall not have so made its
Ratable Portion of the amount of the payment required by clause (h) above available to the
Administrative Agent for the account of such Issuer, such Revolving Credit Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand such amount together with interest thereon, for the first Business Day after payment was first due at the
Federal Funds Rate, and thereafter until such amount is repaid to the Administrative Agent for the account of such Issuer, at the rate per annum applicable to Base Rate Loans under the
Revolving Credit Facility. The failure of any Revolving Credit Lender to make available to the
Administrative Agent for the account of such Issuer its Ratable Portion of any such payment shall not relieve any other Revolving Credit Lender of its obligation hereunder to make available to the Administrative Agent for the account of such Issuer its Ratable Portion of any payment on the date such payment is to be made, but no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to make available to the Administrative Agent for the account of the Issuer such other Revolving Credit Lender’s Ratable Portion of any such payment.
(k)If any Issuer shall fail to comply with the terms of this Section 2.4, then the
Administrative Agent may, in its reasonable discretion, terminate such Person’s role as Issuer hereunder upon ten Business Days prior written notice to such Issuer and Borrower; provided that, at all times there shall be at least one Issuer.
(l)All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the ~~Closing~~Third Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.
Section 2.5Reduction and Termination of the Revolving Credit Commitments.
Borrower may, upon at least three Business Days’ prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of the respective Revolving
Credit Commitments of the Revolving Credit Lenders under the Revolving Credit Facility;
provided that each partial reduction shall be in an aggregate amount equal to $1,000,000. Any reduction of the aggregate Revolving Credit Commitments pursuant to this Section 2.5 shall be applied to the Revolving Credit Commitments of each Revolving Credit Lender in accordance with each such Lender’s Ratable Portion of such reduction.
Section 2.6Repayment of Loans.
(a)Borrower promises to repay the entire unpaid principal amount of the Initial
Revolving Loans owing by it on the Scheduled Termination Date (it being understood that other provisions of this Agreement may require all or part of such Obligations to be repaid earlier).
(b)Borrower shall repay any Incremental Facility owing by it in accordance with the terms set forth in the applicable Incremental Amendment.
(c)The Borrower promises to repay the Term Loans (A) prior to the Third
Amendment Effective Date, (i) on the first Business Day following the end of each Fiscal
Quarter of Borrower, commencing with the first full Fiscal Quarter ending after a Qualifying
Threshold IPO and for each Fiscal Quarter of Borrower thereafter ending prior to the third anniversary of such Fiscal Quarter, in each case in an amount equal to 1.25% of the original principal amount of the Initial Term Loans made on the Closing Date and (ii) on the first
Business Day following the end of each Fiscal Quarter of Borrower thereafter, an amount equal to 2.50% of the original principal amount of the Initial Term Loans made on the Closing Date (in each case, as such payments may be reduced from time to time as a result of the application of prepayments pursuant to Section 2.8 and Section 2.9 or increased as a result of any increase in the amount of the Initial Term Loans pursuant to Section 2.21(a)) and, (B) from and after the
Third Amendment Effective date, on December 31, 2026, in an amount equal to 50.0% of the remainder of the principal amount of the Initial Term Loans outstanding on such date and (C) on the Term Loan Maturity Date, the remainder of the principal amount of the Initial Term Loans outstanding on such date.

(d)Borrower shall repay any Incremental Term Facility in accordance with the terms set forth in the applicable Incremental Amendment.
Section 2.7Evidence of Debt.
(a)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. In addition, each Lender having sold a participation in any of its Obligations or having identified a Special Purpose Vehicle as such to the Administrative Agent, acting as non-fiduciary agent of Borrower solely for this purpose and for tax purposes, shall establish and maintain at its address referred to in Section
11.9 a record of ownership in which such Lender shall register by book entry (i) the name and address of each such Participant and Special Purpose Vehicle (and each change thereto, whether by assignment or otherwise) and (ii) the rights, interests or obligation of each such Participant or
Special Purpose Vehicle in any Obligation, in any Revolving Credit Commitment and in any
right to receive payment hereunder; provided that no Lender shall have any obligation to disclose all or any portion of any such record of ownership (including the identity of any Participant or
Special Purpose Vehicle or any information relating to the interests in any Obligation, Revolving
Credit Commitment or other right to receive payment hereunder) to any Person except to the extent that such disclosure is necessary (i) to establish that such Obligation, Revolving Credit
Commitment or other right is in registered form under Section 5f.103-1(c) of the U.S. Treasury
Regulations or (ii) for the Borrower to enforce its rights hereunder.
(b)The Administrative Agent shall maintain a record of ownership (the
“Register”) in which it shall record (i) the amount of each Loan made and, if a Term SOFR Rate
Loan, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable by Borrower to each Lender hereunder, (iii) the amount of any sum received by the
Administrative Agent hereunder from Borrower, whether such sum constitutes principal or interest (and the Type of Loan to which it applies), fees, expenses or other amounts due under the
Loan Documents and each Lender’s share thereof, if applicable and (iv) the information specified in Section 11.2(d).
(c)The entries made in the accounts and in the Register maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of Borrower to repay the Loans in accordance with their terms.
(d)Notwithstanding any other provision of the Agreement, in the event that any
Lender requests that Borrower execute and deliver a promissory note or notes payable to such
Lender in order to evidence the Indebtedness owing to such Lender by Borrower hereunder,
Borrower shall promptly execute and deliver a Note or Notes to such Lender evidencing any
Term Loans and Revolving Loans, as the case may be, of such Lender, substantially in the forms of Exhibit B-1 or Exhibit B-2, respectively.

Section 2.8Optional Prepayments.
(a)Revolving Loans. Borrower may, upon at least one Business Day’s prior notice to the Administrative Agent, stating the proposed date, aggregate principal amount of the prepayment and the Tranche(s) of Revolving Loans to be prepaid, prepay the outstanding principal amount of its Revolving Loans in whole or in part; provided that if any prepayment of any (i) Term SOFR Rate Loan is made by Borrower other than on the last day of an Interest
Period for such Loan or (ii) Daily Simple SOFR Rate Loan is made by Borrower other than on the Interest Payment Date therefor, Borrower shall, in each case, also pay any amounts owing pursuant to Section 2.14(e); provided, further, that each partial prepayment shall be in an aggregate principal amount not less than $1,000,000. If any such notice of prepayment is given and not revoked, the principal amount of Revolving Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.
(b)Term Loans. Borrower may, upon (i) at least three Business Days’ prior notice in the case of Term SOFR Rate Loans or (ii) at least one Business Day’s prior notice in the case of Base Rate Loans, in each case, to the Administrative Agent stating the proposed date, aggregate principal amount of the prepayment and (subject to the following sentence) the
Tranche(s) of Term Loans to be prepaid, prepay the outstanding principal amount of its Term
Loans, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided that if any prepayment of any Term SOFR Rate Loan is made by Borrower other than on the last day of an Interest Period for such Loan, Borrower shall also pay any amounts owing pursuant to Section 2.14(e); provided, further, that each partial prepayment shall be in an aggregate amount not less than $1,000,000.Any such partial prepayment shall be allocated pro rata among the Initial Term Loans, the Incremental Term
Loans, the Extended Term Loans and the Specified Refinancing Term Loans (in each case, to the extent ranking pari passu in right of payment and security with the Initial Term Loans) and shall be applied within each such Tranche of Term Loans to the respective installments of principal thereof in the manner directed by Borrower (or, if no such direction is given, in direct order of maturity); provided that at the request of Borrower, in lieu of such application on a pro rata basis among all such Tranches of Term Loans, such prepayment may be applied to any such Tranche of Term Loans so long as the maturity date of such Tranche of Term Loans precedes the maturity date of each other Tranche of Term Loans then outstanding or, in the event more than one such
Tranche of Term Loans shall have an identical maturity date that precedes the maturity date of each other such Tranche of Term Loans then outstanding, to such Tranches on a pro rata basis.
If any such notice of prepayment is given and not revoked, the principal amount of the Term
Loans specified to be prepaid shall become due and payable on the date specified for such
prepayment.Notwithstanding any other provision of this Section 2.8, a Lender may, at its option, and if agreed by Borrower, in connection with any prepayment of Term Loans pursuant to this clause (b), exchange such Lender’s portion of the Term Loan to be prepaid for Rollover
Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment (and any such Term
Loans so exchanged shall be deemed repaid for all purposes under the Loan Documents).
(c)Discounted Term Loan Prepayments. Notwithstanding anything in any Loan
Document to the contrary, Borrower may prepay the outstanding Term Loans (x) through open market purchases (other than with the proceeds of any Revolving Loans) or (y) so long as no
Default or Event of Default has occurred and is continuing or would result therefrom on the following basis:

(i)Borrower shall have the right to make a voluntary prepayment of
Term Loans at a discount to par (such prepayment, the “Discounted Term Loan
Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment,
Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of
Discounted Prepayment Offers, in each case made in accordance with this Section 2.8(c);
provided that (A) immediately before and immediately after giving effect to any
Discounted Term Loan Prepayment by Borrower, there shall be not less than
$30,000,000 of Liquidity, (B) in no event shall any proceeds from Revolving Loans be used to finance any Discount Range Prepayment Offer and (C) Borrower shall not initiate any action under this clause (c) in order to make a Discounted Term Loan
Prepayment unless (1) at least ten Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by Borrower on the applicable Discounted Prepayment Effective Date, or (2) at least three Business Days shall have passed since the date Borrower was notified that no Term Loan Lender was willing to accept any prepayment of any Term
Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment
Offers, the date of Borrower’s election not to accept any Solicited Discounted
Prepayment Offers made by a Term Loan Lender. Any Term Loans prepaid pursuant to this Section 2.8(c) shall be immediately and automatically permanently cancelled.
(ii)~~(A~~)  Subject to the proviso to Section 2.8(c)(i) above, Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Administrative Agent with three Business Days’ notice in the form of a Specified
Discount Prepayment Notice; provided that (1) any such offer shall be made available to each Term Loan Lender or, at the option of Borrower, to each Term Loan Lender with respect to any Tranche on an individual Tranche basis; provided that if Borrower makes an offer to prepay any later maturing Tranche of Term Loans, it shall make a simultaneous offer to prepay a pro rata share of each earlier maturing Tranche(s) of Term
Loans, (2) any such offer shall specify the aggregate Term Loan Outstanding Amount offered to be prepaid (the “Specified Discount Prepayment Amount”), the Tranches of
Term Loans subject to such offer and the specific percentage discount to par value (the
“Specified Discount”) of the Term Loan Outstanding Amount of such Loans to be prepaid, (3) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000, and (4) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date (subject to Section 2.8(c)(x) below). The Administrative Agent will promptly provide each relevant Term Loan Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Loan Lender to the Administrative Agent (or its delegate) by no later than 5:00 p.m., New York time, on the seventh Business Day after the date of delivery of such notice to the relevant Term Loan Lenders (the “Specified Discount Prepayment
Response Date”).
(BA) Each relevant Term Loan Lender receiving such offer
shall notify the Administrative Agent (or its delegate) by delivery of a Specified
Discount Prepayment Response no later than the Specified Discount Prepayment
Response Date whether or not it agrees to accept a prepayment of any of its relevant then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount of such Term Loan Lender’s Term Loan Outstanding Amount and Tranches of
Term Loans to be prepaid at such offered discount. Each acceptance of a
Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender
shall be irrevocable. Any Term Loan Lender whose Specified Discount
Prepayment Response is not received by the Administrative Agent by the
Specified Discount Prepayment Response Date shall be deemed to have declined to accept such Borrower Offer of Specified Discount Prepayment.
(CB) If there is at least one Discount Prepayment Accepting
Lender, Borrower shall make a prepayment of outstanding Term Loans pursuant to this Section 2.8(c)(ii) to each Discount Prepayment Accepting Lender in accordance with the respective Term Loan Outstanding Amount and Tranches of
Term Loans specified in such Term Loan Lender’s Specified Discount
Prepayment Response given pursuant to the foregoing clause (B); provided that, if the aggregate Term Loan Outstanding Amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the
Specified Discount Prepayment Amount, such prepayment shall be made on a pro rata basis among the Discount Prepayment Accepting Lenders in accordance with the respective Term Loan Outstanding Amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Administrative Agent
(in consultation with Borrower and subject to rounding requirements of the
Administrative Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Administrative Agent shall promptly, and in any case within five Business Days following the Specified
Discount Prepayment Response Date, notify (1) Borrower of the respective Term
Loan Lenders’ responses to such offer, the Discounted Prepayment Effective
Date, and the aggregate Term Loan Outstanding Amount of the Discounted Term
Loan Prepayment and the Tranches to be prepaid, (2) each Term Loan Lender of the Discounted Prepayment Effective Date, and the aggregate Term Loan
Outstanding Amount and the Tranches of all Term Loans to be prepaid at the
Specified Discount on such date, and (3) each Discount Prepayment Accepting
Lender of the Specified Discount Proration, if any, and confirmation of the Term
Loan Outstanding Amount, Tranche and Type of Loans of such Term Loan
Lender to be prepaid at the Specified Discount on such date. Each determination by the Administrative Agent of the amounts stated in the foregoing notices to
Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to Borrower shall be due and payable by Borrower on the Discounted Prepayment Effective Date
in accordance with Section 2.8(c)(vi) below (subject to Section 2.8(c)(x) below).
(iii)~~(A~~)  Subject to the proviso to Section 2.8(c)(i) above, Borrower may from time to time solicit Discount Range Prepayment Offers by providing the
Administrative Agent with three Business Days’ notice in the form of a Discount Range
Prepayment Notice; provided that (1) any such solicitation shall be extended or, at the option of Borrower, to each Term Loan Lender or to each Term Loan Lender with respect to any Tranche on an individual Tranche basis; provided that if Borrower makes such a solicitation to any later maturing Tranche of Term Loans, it shall make a simultaneous solicitation for a pro rata share of each earlier maturing Tranche(s) of Term
Loans, (2) any such notice shall specify the maximum aggregate Term Loan Outstanding

Amount of the relevant Term Loans Borrower is willing to prepay at a discount (the
“Discount Range Prepayment Amount”), the Tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount
Range”) of the Term Loan Outstanding Amount of such Term Loans willing to be prepaid by Borrower, (3) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $1,000,000 and whole increments of $500,000, and
(4) each such solicitation by Borrower shall remain outstanding through the Discount
Range Prepayment Response Date (subject to Section 2.8(c)(x) below). The
Administrative Agent will promptly provide each relevant Term Loan Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range
Prepayment Offer to be submitted by a responding relevant Term Loan Lender to the
Administrative Agent (or its delegate) by no later than 5:00 p.m., New York time, on the seventh Business Day after the date of delivery of such notice to the relevant Term Loan
Lenders (the “Discount Range Prepayment Response Date”). Each relevant Term Loan
Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such
Term Loan Lender is willing to allow prepayment of any or all of its then outstanding
Term Loans and the maximum aggregate Term Loan Outstanding Amount and Tranches of such Term Loans such Term Loan Lender is willing to have prepaid at the Submitted
Discount (the “Submitted Amount”). Any Term Loan Lender whose Discount Range
Prepayment Offer is not received by the Administrative Agent by the Discount Range
Prepayment Response Date shall be deemed to have declined to accept a Discounted
Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.
(BA) The Administrative Agent shall review all Discount
Range Prepayment Offers received by it by the Discount Range Prepayment
Response Date and will determine (in consultation with Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such
Applicable Discount in accordance with this Section 2.8(c)(iii). Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range
Prepayment Offers received by Administrative Agent by the Discount Range
Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par being referred to as the “Applicable Discount”) which yields a
Discounted Term Loan Prepayment in an aggregate Term Loan Outstanding
Amount equal to the lesser of (1) the Discount Range Prepayment Amount and
(2) the sum of all Submitted Amounts.  Each Term Loan Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its
Submitted Amount (subject to any required proration pursuant to Section
2.8(c)(iii)(C) or by Section 2.8(c)(xi) below) at the Applicable Discount (each such Term Loan Lender, a “Participating Lender”).
(CB) If there is at least one Participating Lender, Borrower shall make a prepayment of the respective outstanding Term Loans of each

Participating Lender in the aggregate Term Loan Outstanding Amount and of the
Tranches specified in such Lender’s Discount Range Prepayment Offer at the
Applicable Discount; provided that if the Submitted Amount by all Participating
Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the Term Loan
Outstanding Amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the
Applicable Discount (the “Identified Participating Lenders”) shall be made on a pro rata basis among the Identified Participating Lenders in accordance with the
Submitted Amount of each such Identified Participating Lender and the
Administrative Agent (in consultation with Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Administrative
Agent shall promptly, and in any case within five Business Days following the
Discount Range Prepayment Response Date, notify (w) Borrower of the respective Term Loan Lenders’ responses to such solicitation, the Discounted
Prepayment Effective Date, the Applicable Discount, and the aggregate Term
Loan Outstanding Amount of the Discounted Term Loan Prepayment and the
Tranches to be prepaid, (x) each Term Loan Lender of the Discounted
Prepayment Effective Date, the Applicable Discount, and the aggregate Term
Loan Outstanding Amount and Tranches of all Term Loans to be prepaid at the
Applicable Discount on such date, (y) each Participating Lender of the aggregate
Term Loan Outstanding Amount and Tranches and Type of Loans of such
Lender to be prepaid at the Applicable Discount on such date, and (z) if applicable, each Identified Participating Lender of the Discount Range Proration.
Each determination by the Administrative Agent of the amounts stated in the foregoing notices to Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to Borrower shall be due and payable by Borrower on the Discounted
Prepayment Effective Date in accordance with Section 2.8(c)(vi) (subject to
Section 2.8(c)(x) below).
(iv)~~(A~~) Subject to the proviso to Section 2.8(c)(i) above, Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the
Administrative Agent with three Business Days’ notice in the form of a Solicited
Discounted Prepayment Notice; provided that (1) any such solicitation shall be extended or, at the option of Borrower, to each Term Loan Lender or to each Term Loan Lender with respect to any Tranche on an individual Tranche basis; provided that if Borrower makes such a solicitation to any later maturing Tranche of Term Loans, it shall make a simultaneous solicitation of a pro rata share of each earlier maturing Tranche(s) of Term
Loans, (2) any such notice shall specify the maximum aggregate Term Loan Outstanding
Amount of the Term Loans and the Tranches of Term Loans Borrower is willing to prepay at a discount (the “Solicited Discounted Prepayment Amount”), (3) the Solicited
Discounted Prepayment Amount shall be in an aggregate amount not less than
$1,000,000 and whole increments of $500,000, and (4) each such solicitation by
Borrower shall remain outstanding through the Solicited Discounted Prepayment
Response Date (subject to Section 2.8(c)(x) below). The Administrative Agent will promptly provide each relevant Term Loan Lender with a copy of such Solicited
Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Loan Lender to the Administrative Agent (or its

delegate) by no later than 5:00 p.m., New York time on the seventh Business Day after the date of delivery of such notice to the relevant Term Loan Lenders (the “Solicited
Discounted Prepayment Response Date”). Each Term Loan Lender’s Solicited
Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the
Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Loan Lender is willing to allow prepayment of its then outstanding
Term Loans and the maximum aggregate Term Loan Outstanding Amount and Tranches of such Term Loans (the “Offered Amount”) such Term Loan Lender is willing to have prepaid at the Offered Discount. Any Term Loan Lender whose Solicited Discounted
Prepayment Offer is not received by the Administrative Agent by the Solicited
Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount to their par value.
(BA) The Administrative Agent shall promptly provide
Borrower with a copy of all Solicited Discounted Prepayment Offers received by it by the Solicited Discounted Prepayment Response Date. Borrower shall review all such Solicited Discounted Prepayment Offers and select, at its sole discretion, the smallest of the Offered Discounts specified by the relevant responding Term Loan Lenders in the Solicited Discounted Prepayment Offers
that Borrower is willing to accept (the “Acceptable Discount”), if any; provided that the Acceptable Discount shall not be an Offered Discount that is larger than the smallest Offered Discount for which the sum of all Offered Amounts affiliated with Offered Discounts that are larger than or equal to such smallest
Offered Discount would, if purchased at such smallest Offered Discount, yield an amount at least equal to the Solicited Discounted Prepayment Amount. If
Borrower elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by
Borrower from the Administrative Agent of a copy of all Solicited Discounted
Prepayment Offers pursuant to the first sentence of this clause (B) (the
“Acceptance Date”), Borrower shall submit an Acceptance and Prepayment
Notice to the Administrative Agent setting forth the Acceptable Discount. If the
Administrative Agent shall fail to receive an Acceptance and Prepayment Notice from Borrower by the Acceptance Date, Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.
(CB) Based upon the Acceptable Discount and the Solicited
Discounted Prepayment Offers received by Administrative Agent by the
Solicited Discounted Prepayment Response Date, within five Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted
Prepayment Determination Date”), the Administrative Agent will determine (in consultation with Borrower and subject to rounding requirements of the
Administrative Agent made in its reasonable discretion) the aggregate Term
Loan Outstanding Amount and the Tranches of Term Loans (the “Acceptable
Prepayment Amount”) to be prepaid by Borrower at the Acceptable Discount in accordance with this Section 2.8(c). If Borrower elects to accept any Acceptable
Discount, then Borrower agrees to accept all Solicited Discounted Prepayment
Offers received by Administrative Agent by the Solicited Discounted
Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each

Lender that has submitted a Solicited Discounted Prepayment Offer to accept prepayment at an Offered Discount that is greater than or equal to the Acceptable
Discount shall be deemed to have irrevocably consented to prepayment of Term
Loans equal to its Offered Amount (subject to any required proration pursuant to the following sentence) at the Acceptable Discount (each such Term Loan
Lender, a “Qualifying Lender”). Borrower shall prepay outstanding Term Loans pursuant to this Section 2.8(c)(iv) to each Qualifying Lender in the aggregate
Term Loan Outstanding Amount of the Tranches specified in such Lender’s
Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered
Discount is greater than or equal to the Acceptable Discount exceeds the
Solicited Discounted Prepayment Amount, prepayment of the Term Loan
Outstanding Amount of the Term Loans for those Qualifying Lenders whose
Offered Discount is greater than or equal to the Acceptable Discount (the
“Identified Qualifying Lenders”) shall be made on a pro rata basis among the
Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Administrative Agent (in consultation with Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Solicited
Discount Proration”). On or prior to the Discounted Prepayment Determination
Date, the Administrative Agent shall promptly notify (w) Borrower of the
Discounted Prepayment Effective Date and Acceptable Prepayment Amount
comprising the Discounted Term Loan Prepayment and the Tranches to be
prepaid, (x) each Term Loan Lender of the Discounted Prepayment Effective
Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all
Term Loans and the Tranches to be prepaid at the Applicable Discount on such date, (y) each Qualifying Lender of the aggregate Term Loan Outstanding
Amount and the Tranches and Type of Loans of such Term Loan Lender to be prepaid at the Acceptable Discount on such date, and (z) if applicable, each
Identified Qualifying Lender of the Solicited Discount Proration. Each
determination by the Administrative Agent of the amounts stated in the foregoing notices to Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to Borrower shall be due and payable by Borrower on the Discounted
Prepayment Effective Date in accordance with Section 2.8(c)(vi) below (subject to Section 2.8(c)(x) below).
(v)In connection with any Discounted Term Loan Prepayment,
Borrower and the Lenders acknowledge and agree that the Administrative Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from Borrower in connection therewith.
(vi)If any Term Loan is prepaid in accordance with Section 2.8(c)(ii)
through (iv) above, Borrower shall prepay such Term Loans on the Discounted
Prepayment Effective Date. Borrower shall make such prepayment to the Administrative
Agent, for the account of the Discount Prepayment Accepting Lenders, Participating
Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 2:00 P.M. (New York time) on the Discounted
Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the Term Loans as directed by Borrower.  Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date
(together with any amounts payable with respect to such prepayment pursuant to Section
2.14(e)). Each prepayment of the outstanding Term Loans pursuant to this Section 2.8(c)
shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or
Qualifying Lenders, as applicable. The aggregate Term Loan Outstanding Amount of the Tranches of the Term Loans outstanding shall be deemed reduced by the full par value of the aggregate Term Loan Outstanding Amount of the Tranches of Term Loans
prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan
Prepayment. The Lenders hereby agree that, in connection with a prepayment of Term
Loans pursuant to this Section 2.8(c) and notwithstanding anything to the contrary contained in this Agreement, (i) interest payments in respect of the Term Loans may be made on a non-pro rata basis among the Lenders holding such Term Loans to reflect the payment of accrued interest to certain Lenders as provided in this Section 2.8(c)(vi) and
(ii) all subsequent prepayments and repayments of the Term Loans (except as otherwise contemplated by this Agreement) shall be made on a pro rata basis among the respective
Lenders based upon the then outstanding principal amounts of the Term Loans then held by the respective Lenders after giving effect to any prepayment pursuant to this Section
2.8(c) as if made at par. It is also understood and agreed that prepayments pursuant to this Section 2.8(c) shall not be subject to Section 2.8(b), or, for the avoidance of doubt,
Section 11.8(a) or the pro rata allocation requirements of Section 2.13(e).
(vii)To the extent not expressly provided for herein, each
Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent, with the provisions in this Section 2.8(c), established by the Administrative
Agent acting in its reasonable discretion and as reasonably agreed by Borrower.
(viii)Notwithstanding anything in any Loan Document to the
contrary, for purposes of this Section 2.8(c), each notice or other communication required to be delivered or otherwise provided to the Administrative Agent (or its delegate) shall be deemed to have been given upon Administrative Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication;
provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next
Business Day.
(ix)Each of Borrower and the Lenders acknowledges and agrees that
Administrative Agent may perform any and all of its duties under this Section 2.8(c) by itself or through any Affiliate of the Administrative Agent and expressly consents to any such delegation of duties by the Administrative Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions in this Agreement shall apply to each Affiliate of the Administrative Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.8(c) as well as to activities of the Administrative Agent in connection with any Discounted Term Loan Prepayment provided for in this Section
2.8(c).
(x)Borrower shall have the right, by written notice to the
Administrative Agent, to revoke in full (but not in part) its offer to make a Discounted
Term Loan Prepayment and rescind the applicable Specified Discount Prepayment

Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice
therefor at its discretion at any time on or prior to the applicable Specified Discount
Prepayment Response Date, Discount Range Prepayment Response Date or Acceptance
Date, as the case may be (and if such offer is so revoked, any failure by Borrower to make any prepayment to a Term Loan Lender, as applicable, pursuant to this Section
2.8(c) shall not constitute a Default or Event of Default under Section 9.1 or otherwise).
(xi)This Section 2.8(c) shall not (i) require Borrower to undertake any prepayment pursuant to this Section 2.8(c) or (ii) limit or restrict Borrower from making voluntary prepayments of the Term Loans in accordance with the other provisions of this
Agreement.
(d)Any notice of prepayment delivered under Section 2.8(a) or 2.8(b) above or any notice of termination or reduction pursuant to Section 2.5 may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of credit facilities), in which case such notice may be revoked (or extended) by
Borrower (by written notice to the Administrative Agent on or prior to the specified effectiveness date) if such condition is not satisfied or waived by the Borrower.
(e)[Reserved].
(f)Borrower shall not have any right to prepay the principal amount of any
Revolving Loan or any Term Loan other than as provided in this Section 2.8.
(g)Notwithstanding anything to the contrary herein, this Section 2.8 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of Term Loans added pursuant to Sections 2.21 and 2.22, as applicable.
Section 2.9  Mandatory Prepayments.
(a)Upon receipt by:
(i)Borrower or any of its Restricted Subsidiaries of Net Cash Proceeds
arising from a Disposition (other than a Disposition permitted under Section 8.4(a)
through (g) or (i) through (l)), Borrower shall promptly pay (or cause to be paid) to the
Administrative Agent, within fifteen days of receipt thereof, an aggregate amount equal to 100% of such Net Cash Proceeds;
(ii)Borrower or any of its Restricted Subsidiaries of Net Cash Proceeds
arising from a Property Loss Event, Borrower shall promptly pay (or cause to be paid) to the Administrative Agent, within fifteen days of receipt thereof, an aggregate amount equal to 100% of such Net Cash Proceeds;
(iii)Borrower or any of its Restricted Subsidiaries of Net Cash Proceeds
arising from the incurrence of Indebtedness (A) other than Indebtedness permitted under
Section 8.1 (other than Section 8.1(a)(ii) or 8.1(b)) or (B) pursuant to any Specified
Refinancing Facility, Borrower shall promptly pay (or cause to be paid) to the Administrative Agent within three Business Days of receipt thereof, an aggregate amount equal to 100% of such Net Cash Proceeds; and
(iv)Borrower of Net Cash Proceeds arising from a Qualifying Target
Threshold IPO, Borrower shall promptly pay (or cause to be paid) to the Administrative
Agent, within five (5) Business Days of receipt thereof, an amount equal to the lesser of
(x) Net Cash Proceeds arising from the Qualifying Target Threshold IPO and (y) 50% of the original principal amount of the Initial Term Loans;
provided that (A) in the case of any Net Cash Proceeds arising from a Reinvestment
Event, relevant Net Cash Proceeds will not be paid to the Administrative Agent, but
Borrower shall prepay the Term Loans in accordance with Section 2.9(c) in an aggregate amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment
Event, if any, on the Reinvestment Prepayment Date with respect to such Reinvestment
Event, (B) in the case of any such Net Cash Proceeds received by a Foreign Subsidiary of Borrower such Net Cash Proceeds shall not be required to be applied to prepay the
Term Loans if, and to the extent, Borrower determines that either (i) such prepayments would result in material adverse tax consequences related to the repatriation of funds in connection therewith or (ii) such prepayment would be prohibited or delayed by a
Requirement of Law, and (C) except during the continuance of an Event of Default under
Sections 9.1(a), 9.1(b) or 9.1(f), all Net Cash Proceeds received by Borrower or any of its
Restricted Subsidiaries (1) from Dispositions which individually yield not more than
$1,000,000 in Net Cash Proceeds and (2) from Dispositions (x) individually yielding more than $1,000,000 and less than $2,500,000 of Net Cash Proceeds in a single transaction and (y) collectively yielding up to $7,500,000 of Net Cash Proceeds from such Dispositions in each Fiscal Year, shall be exempt from the provisions of this
Section 2.9. Any mandatory prepayment pursuant to this clause (a), shall be applied to the Obligations by the Administrative Agent in accordance with clause (c) below.
(b)Borrower shall prepay the Loans in accordance with Section 2.9(c) within
110 days following the last day of the immediately preceding Fiscal Year (commencing with the
Fiscal Year ending on or about December 31, 2022) (each, an “ECF Payment Date”), in an amount equal to (i) 50% (as such percentage may be adjusted pursuant to the last proviso of this clause (b)) of Borrower’s Excess Cash Flow for such Fiscal Year, minus (ii) the sum of (q) the sum of any Investments made or maintained pursuant to Section 8.3 and any Capital
Expenditures permitted hereunder, (r) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.6(c), (s) the aggregate principal amount of Term Loans (to the extent ranking pari passu in right of payment and security with the Initial Term Loans) prepaid pursuant to Section 2.8(b) during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (t) below), (t) the aggregate principal amount of Term Loans (to the extent ranking pari passu in right of payment and security with the Initial Term Loans)
prepaid pursuant to Section 2.8(b) during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and designated by Borrower as prepaid pursuant to this Section 2.9(b), (u) the aggregate principal amount of any Revolving
Loans prepaid to the extent accompanied by a corresponding permanent commitment reduction under the Revolving Credit Facility during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (v) below), (v) the aggregate principal amount of Revolving Loans prepaid to the extent accompanied by a corresponding permanent commitment reduction under the Revolving Credit Facility during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and designated by Borrower as prepaid pursuant to this Section 2.9(b), (w) the aggregate principal amount of Pari Passu Indebtedness (and if constituting revolving Indebtedness, to the extent accompanied by a corresponding permanent commitment reduction thereunder) voluntarily prepaid, repaid, repurchased or retired during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (x) below), (x) the aggregate principal amount of Pari Passu Indebtedness (and if constituting revolving Indebtedness, to the extent accompanied by a corresponding permanent commitment reduction thereunder) voluntarily prepaid, repaid, repurchased or retired during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and designated by Borrower as prepaid pursuant to this Section 2.9(b), (y) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.8(c) and excluding other open market purchases of Term Loans (provided that such deduction for prepayments pursuant to Section 2.8(c) shall be limited to the actual cash amount of such prepayment) during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (z) below) and (z) the aggregate principal amount of
Term Loans prepaid pursuant to Section 2.8(c) and excluding other open market purchases of
Term Loans (provided that such deduction for prepayments pursuant to Section 2.8(c) shall be limited to the actual cash amount of such prepayment) during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and designated by Borrower as prepaid pursuant to this Section 2.9(b) in each case (other than clause (r) above), excluding prepayments funded with proceeds from the incurrence of long-term Indebtedness;
provided that such percentage in clause (i) above shall be reduced to 0% if the Leverage Ratio as of the last day of the immediately preceding Fiscal Year was less than or equal to 2.50 to 1.00.
(c)Subject to the last sentence of Section 2.9(d) and Section 2.9(f), in the case of any prepayments required under this Section 2.9, such prepayment (other than prepayments pursuant to Section 2.9(a)(iii)(B)) shall be allocated pro rata among the Initial Term Loans, the
Incremental Term Loans, the Extended Term Loans and the Specified Refinancing Term Loans
(in each case, to the extent ranking pari passu in right of payment and security with the Initial
Term Loans) and shall be applied within each such Tranche of Term Loans to the respective installments of principal thereof in the manner directed by Borrower (or, if no such direction is given, in direct order of maturity); provided that at the request of Borrower, in lieu of such application on a pro rata basis among all such Tranches of Term Loans, such prepayment may be applied to any such Tranche of Term Loans so long as the maturity date of such Tranche of Term
Loans precedes the maturity date of each other such Tranche of Term Loans then outstanding or, in the event more than one such Tranche of Term Loans shall have an identical maturity date that precedes the maturity date of each other such Tranche of Term Loans then outstanding, to such
Tranches on a pro rata basis.
(d)Notwithstanding anything contained herein to the contrary, so long as any
Term Loans are outstanding, in the event Borrower is required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Term Loans pursuant to Section 2.9(a)
or Section 2.9(b) above or Section 2.9(g) below, not less than ten Business Days prior to the date
(the “Required Prepayment Date”) on which Borrower is required to make such Waivable
Mandatory Prepayment, Borrower shall notify Administrative Agent of the amount of such prepayment, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding Term Loan of the amount of such Lender’s ratable share of such Waivable
Mandatory Prepayment. The Borrower (in its sole discretion) may give each Lender the option
(in its sole discretion) to elect to decline any such Waivable Mandatory Prepayment. If the
Borrower has provided the Lenders with the option to decline a Waivable Mandatory
Prepayment, each such Lender may, in its sole discretion, exercise such option by giving written notice to Borrower and Administrative Agent of its election to do so on or before the fifth
Business Day prior to the Required Prepayment Date (it being understood that any Lender which does not notify Borrower and the Administrative Agent of its election to exercise such option on or before the fifth Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date,
Borrower shall retain an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected to exercise such option (the “Declined Amount”).
(e)If at any time the Revolving Credit Outstandings exceed the aggregate
Revolving Credit Commitments at such time, Borrower shall forthwith prepay the outstanding balances of its respective Revolving Loans then outstanding in an amount equal to such excess on a pro rata basis. If any such excess remains after repayment in full of the aggregate outstanding Revolving Loans, Borrower shall provide Cash Collateral for their Letter of Credit
Obligations in the manner set forth in Section 9.4 in an amount equal to 105% of such excess.
(f)Notwithstanding anything to the contrary herein, this Section 2.9 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of Term Loans added pursuant to Sections 2.21, 2.22 and 2.24, as applicable.
(g)If, as of any Letter of Credit Reduction Test Date, the Letter of Credit
Reduction Amount is greater than $0, the Borrower shall prepay the Term Loans in accordance with Section 2.9(c) within fifteen days following such Letter of Credit Reduction Test Date, in an amount equal to 100% of the Letter of Credit Reduction Amount as of such Letter of Credit
Reduction Test Date.
Section 2.10Interest.
(a)Rate of Interest. All Loans and the outstanding amount of all other
Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other
Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:
(i)if a Base Rate Loan, at a rate per annum equal to the sum of
(A) the Base Rate as in effect from time to time and (B) the Applicable Margin;
(ii)if a Term SOFR Rate Loan, at a rate per annum equal to the sum of
(A) the Term SOFR Rate determined for the applicable Interest Period and (B) the
Applicable Margin in effect from time to time during such Interest Period;
(iii)if a Daily Simple SOFR Rate Loan, at a rate per annum equal to the sum of (A) the Daily Simple SOFR Rate and (B) the Applicable Margin; and
(iv)for all other Obligations, at a rate per annum equal to the sum of
(A) the Base Rate as in effect from time to time and (B) the Applicable Margin.
(b)Interest Payments. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any
Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term SOFR Rate
Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(c)Default Interest. Notwithstanding the rates of interest specified in clause
(a) above or elsewhere herein, effective immediately upon the occurrence of an Event of Default arising pursuant to clauses (a), (b) or (f) of Section 9.1 and for as long thereafter as such Event of
Default shall be continuing, interest shall accrue (i) on past due amounts of principal at a rate that is 2.0% per annum in excess of the rate of interest applicable to such Loans and (ii) on all other past due Obligations at a rate equal to the rate applicable to Base Rate Loans plus 2.0% per annum.
(d)Limitation on Interest. If any provision of this Agreement or of any of the other Loan Documents would obligate Borrower or any other Loan Party to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid to such Lender under this
Section 2.10.
Section 2.11Conversion/Continuation Option.
(a)Borrower may elect (i) at any time on any Business Day to convert its Base
Rate Loans or any portion thereof to Daily Simple SOFR Rate Loans or Term SOFR Rate Loans,
(ii) at the end of any applicable Interest Period, to convert its Term SOFR Rate Loans or any portion thereof into Base Rate Loans or to continue any Term SOFR Rate Loan or any portion thereof for an additional Interest Period and (iii) on the Interest Payment Date therefor, to convert its Daily Simple SOFR Rate Loans or any portion thereof into Base Rate Loans; provided that the aggregate amount of Term SOFR Rate Loans for each Interest Period must be in the amount that is not less than $1,000,000. Each conversion or continuation shall be allocated among the
Loans of each Lender in accordance with such Lender’s Ratable Portion of the applicable
Facility. Each such election shall be in substantially the form of Exhibit F (a “Notice of
Conversion or Continuation”) and shall be made by giving the Administrative Agent at least three Business Days’ prior written notice specifying (A) the amount, Tranche and Type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of Term SOFR
Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of conversion.
(b)The Administrative Agent shall promptly notify each Lender of the
Administrative Agent’s receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, (i) no conversion in whole or in part of Base
Rate Loans to Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, (ii) no continuation in whole or in part of Term SOFR Rate Loans upon the expiration of any applicable Interest Period and (iii) no election of an Interest Period in excess of one month in respect of Term SOFR Rate
Loans shall be permitted at any time at which (A) a Default or an Event of Default shall have occurred and be continuing (unless the Requisite Lenders otherwise consent) or (B) the continuation of a Term SOFR Rate Loan, or conversion into, a Daily Simple SOFR Rate Loan or
Term SOFR Rate Loan would violate any provision of Section 2.14. If, within the time period required under the terms of this Section 2.11, the Administrative Agent does not receive a Notice of Conversion or Continuation from Borrower containing a permitted election to continue any
Term SOFR Rate Loans for an additional Interest Period or to convert any such Term SOFR Rate
Loans, then, upon the expiration of the applicable Interest Period, Term SOFR Rate Loans shall be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation
shall be irrevocable.
Section 2.12Fees.
(a)Unused Commitment Fees. Borrower agrees to pay to the Administrative
Agent for the account of each Revolving Credit Lender a commitment fee on the actual daily amount during any calendar quarter by which the Revolving Credit Commitment of such Lender in effect at such time exceeds such Lender’s Ratable Portion of the sum of (i) the outstanding principal amount of the Revolving Loans plus (ii) the aggregate outstanding amount of the Letter of Credit Obligations (the “Unused Commitment Fee”) from the Closing Date until the Revolving
Credit Termination Date at the Applicable Unused Commitment Fee Rate, payable quarterly in arrears (x) on the last Business Day of each of March, June, September and December, commencing on the first such Business Day following the Closing Date and (y) on the Revolving
Credit Termination Date.
(b)Letter of Credit Fees. Borrower agrees to pay the following amounts with respect to Letters of Credit issued by any Issuer for the account of Borrower:
(i)to the Administrative Agent for the benefit of the Issuer of any
Letter of Credit, with respect to each Letter of Credit issued by such Issuer, an issuance fee equal to 0.125% per annum of the maximum amount available from time to time to be drawn under such Letter of Credit during any calendar quarter, payable quarterly in arrears (A) on the last Business Day of each of March, June, September and December, commencing on the first such Business Day following the issuance of such Letter of
Credit and (B) on the Revolving Credit Termination Date;
(ii)to the Administrative Agent for the ratable benefit of the Revolving
Credit Lenders, with respect to each Letter of Credit, a fee accruing at a rate per annum equal to the Applicable Margin for Revolving Loans that are Daily Simple SOFR Rate
Loans or Term SOFR Rate Loans on the maximum amount available from time to time to be drawn under such Letter of Credit, payable quarterly in arrears (A) on the last
Business Day of each of March, June, September and December, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the
Revolving Credit Termination Date; provided that during the continuance of an Event of
Default under Sections 9.1(a), (b) or (f), such fee shall be increased by 2.0% per annum and shall be payable on demand; and
(iii)to the Issuer of any Letter of Credit, with respect to the Issuance, amendment or transfer of each Letter of Credit issued by such Issuer and each drawing made thereunder, documentary and processing charges in accordance with such Issuer’s standard schedule for such charges in effect at the time of Issuance, amendment, transfer or drawing, as the case may be.

(c)Defaulting Lender Fees. Notwithstanding anything herein to the contrary, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to clauses (a) and (b) above (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees);
provided that (i) to the extent that a Ratable Portion of the Letter of Credit Obligations of such
Defaulting Lender is reallocated to the Non-Defaulting Lenders pursuant to Section 2.20(a), such fees that would have accrued pursuant to clause (b) for the benefit of such Defaulting Lender will instead accrue for the benefit of and be payable to such Non-Defaulting Lenders, pro rata in accordance with their respective Commitments, and (ii) to the extent any portion of such Letter of Credit Obligations cannot be so reallocated and Borrower has not provided Cash Collateral, such fees pursuant to clause (b) will instead accrue for the benefit of and be payable to the Issuer as their interests appear (and the pro rata payment provisions of Section 2.13 will automatically be deemed adjusted to reflect the provisions of this Section 2.12(c)).
(d)Additional Fees. Borrower has agreed to pay to the Administrative Agent additional fees, the amount and dates of payment of which are embodied in the Fee Letter.
Section 2.13Payments and Computations.
(a)Borrower shall make each payment hereunder (including fees and expenses)
not later than 2:00 P.M. (New York time) on the day when due with respect to any Loan, to the
Administrative Agent at its address referred to in Section 11.9 in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the Lenders, in accordance with the application of payments set forth in clauses (e) or (f) below, as applicable, for the account of their respective Lending Offices; provided that amounts payable pursuant to Section 2.15, 2.16 or 2.14(b)(ii), (d) or (e) shall be paid only to the affected Lender or
Lenders. Payments received by the Administrative Agent after 2:00 P.M. (New York time) shall be deemed to be received on the next Business Day.
(b)All computations of interest for Daily Simple SOFR Rate Loans, Term
SOFR Rate Loans and Base Rate Loans (other than any Base Rate Loans that bear interest based on clause (b) of the definition of Base Rate) shall be made on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day). All other computations of fees and interest shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of an interest rate hereunder shall be prima facie evidence thereof.
(c)Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding
Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided that if such extension would cause payment of interest on or principal of any Daily Simple SOFR Rate Loan or Term SOFR Rate
Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Loans of a Borrower shall, unless otherwise directed by Borrower, be applied as follows: first, to repay such Loans outstanding as Base Rate
Loans and then, to repay such Loans outstanding as Daily Simple SOFR Rate Loans or Term
SOFR Rate Loans, with those Daily Simple SOFR Rate Loans or Term SOFR Rate Loans having earlier expiring Interest Payment Dates being repaid prior to those having later Interest
Payment Dates.
(d)Unless the Administrative Agent shall have received notice from Borrower to the Lenders prior to the date on which any payment is due hereunder that Borrower will not make such payment in full, the Administrative Agent may assume that Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each applicable Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that Borrower shall not have made such payment in full to the Administrative Agent, each applicable Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such
Lender together with interest thereon at the Federal Funds Rate, for the first Business Day, and, thereafter, at the rate applicable to Base Rate Loans, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative
Agent.
(e)Subject to the provisions of clauses (c) above and clauses (f) and (g) below
(and except as otherwise provided in Sections 2.8 and 2.9), all payments and any other amounts received by the Administrative Agent from or for the benefit of Borrower shall be applied as follows: first, to pay principal of, and interest on, any portion of the Loans the Administrative
Agent may have advanced to Borrower pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such
Lender or Borrower, second, to pay all other Obligations then due and payable in the following manner: payments in respect of any Revolving Loan received by the Administrative Agent from or for the benefit of Borrower shall be distributed to each Revolving Credit Lender in accordance with such Lender’s Ratable Portion of such Revolving Loan of Borrower; payments in respect of any Tranche of Term Loans received by the Administrative Agent from or for the benefit of
Borrower shall be distributed to each Term Loan Lender in accordance with such Lender’s
Ratable Portion of Term Loans of such Tranche; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective
Ratable Portions of the applicable Facility; and third, as Borrower so designates.
(f)Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Secured Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, if an Event of
Default exists, the Administrative Agent may, and, upon either (A) the written direction of the
Requisite Lenders or (B) the acceleration of the Obligations pursuant to Section 9.2, shall apply all payments in respect of any Secured Obligations and all funds on deposit in any Cash
Collateral Account and all other proceeds of Collateral in the following order:
(i)First, to pay interest on and then principal of any portion of the
Revolving Loans that the Administrative Agent may have advanced on behalf of any
Lender for which the Administrative Agent has not then been reimbursed by such Lender or Borrower;
(ii)Second, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Administrative Agent;

(iii)Third, to pay Secured Obligations in respect of any expense reimbursements (excluding Reimbursement Obligations) or indemnities then due to the
Lenders and the Issuers;
(iv)Fourth, to pay Secured Obligations in respect of any fees then due to the Administrative Agent and the Issuers;
(v)Fifth, to pay interest then due and payable in respect of the Loans and Reimbursement Obligations and fees then due to the Lenders;
(vi)Sixth, to pay or prepay principal amounts on the Loans and
Reimbursement Obligations, to provide Cash Collateral for outstanding Letter of Credit
Undrawn Amounts in the manner described in Section 9.4 and to pay or prepay amounts owing on Secured Obligations in respect of Hedging Contracts and Cash Management/
Letter of Credit Obligations, ratably to the aggregate principal amount of all such Loans,
Reimbursement Obligations and Letter of Credit Undrawn Amounts and Secured
Obligations owing with respect to Hedging Contracts and Cash Management/Letter of
Credit Obligations; and
(vii)Seventh, to the ratable payment of all other Secured Obligations;
provided that if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligation described in any of clauses first, second, third, fourth, fifth, sixth and seventh above, the available funds being applied with respect to any such Secured Obligation
(unless otherwise specified in such clause) shall be allocated to the payment of the Secured
Obligations specified in such clause ratably, based on the proportion of the Administrative
Agent’s, each Lender’s or Issuer’s and each other Secured Party’s interest in the aggregate outstanding Secured Obligations described in such clauses. The order of priority set forth in clauses first, second, third, fourth, fifth, sixth and seventh above may at any time and from time to time be changed by the agreement of each Lender directly and adversely affected thereby without necessity of notice to or consent of or approval by Borrower, any other Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses first, second, third and fourth above may be changed only with the prior written consent of the Administrative Agent and the Issuer in addition to each Lender directly and adversely affected thereby.
(g)At the option of the Administrative Agent and upon notice to Borrower, principal on the Reimbursement Obligations, interest, fees, expenses and other sums due and payable in respect of the Loans may be paid from the proceeds of Revolving Loans made on behalf of Borrower. Borrower hereby authorizes the Revolving Credit Lenders to make
Revolving Loans hereunder from time to time in the Revolving Credit Lender’s discretion, that are in the amounts of any and all interest, fees, expenses and other sums payable in respect of the
Revolving Loans, and further authorizes the Administrative Agent to give the Revolving Credit
Lenders notice of any Borrowing with respect to such Revolving Loans and to distribute the proceeds of such Revolving Loans to pay such amounts. Borrower agrees that all such
Revolving Loans so made on its behalf shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions in Section 3.2, which conditions the applicable Revolving
Credit Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts.

(h)If any Lender is a Defaulting Lender, such Defaulting Lender shall be deemed to have assigned any and all payments in respect of the Obligations and any proceeds of
Collateral due to it from or for the benefit of Borrower to the Non-Defaulting Lenders for application to, and reduction of, their Ratable Portion of all Obligations until such
Non-Defaulting Lenders have been repaid in full. Such Defaulting Lender hereby authorizes the
Administrative Agent to distribute such payments to the Non-Defaulting Lenders in accordance with Section 2.9(d) and this Section 2.13. This Section 2.13(h) shall apply and be effective regardless of whether an Event of Default has occurred and is the continuing and notwithstanding
(i) any other provision of this Agreement to the contrary or (ii) any instruction of Borrower as to its desired application of payments.
Section 2.14Special Provisions Governing Daily Simple SOFR Rate Loans and
Term SOFR Rate Loans.
(a)Determination of Interest Rate. The (i) Term SOFR Rate for each Interest
Period for Term SOFR Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of “Term SOFR Rate” and (ii) Daily Simple SOFR Rate
for Daily Simple SOFR Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of “Daily Simple SOFR Rate”. The Administrative
Agent’s determination shall be presumed to be prima facie evidence thereof.
(b)Interest Rate Unascertainable, Inadequate or Unfair. If (i) the
Administrative Agent determines that adequate and fair means do not exist for ascertaining (i)
the Term SOFR Rate with respect to any Term SOFR Rate Loan for such Interest Period (the
“Affected Term SOFR Rate”), (ii) the Daily Simple SOFR Rate with respect to any Daily Simple
SOFR Rate Loan (the “Affected Daily Simple SOFR Rate”), or (ii) the Requisite Lenders notify the Administrative Agent that the Daily Simple SOFR Rate, or Term SOFR Rate for any Interest
Period, will not adequately reflect the cost to the Lenders of making or maintaining such Loans, the Administrative Agent shall forthwith so notify Borrower and the Lenders, whereupon:
(A)each (i) Term SOFR Rate Loan the rate of interest
applicable to which is based on the Affected Term SOFR Rate requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (ii) Daily Simple SOFR Rate Loan the rate of interest applicable to which is based on the Affected Daily Simple SOFR Rate shall be made as Base Rate
Loans; and
(B)the obligations of the Lenders to make Daily Simple SOFR
Rate Loans or Term SOFR Rate Loans or to convert Base Rate Loans into Daily
Simple SOFR Rate Loans or Term SOFR Rate Loans shall be suspended until the Administrative Agent shall notify Borrower that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist.
In connection with the use, implementation or administration of Daily Simple SOFR Rate, Term
SOFR Rate or SOFR, the Administrative Agent will have the right to make the Benchmark
Replacement Conforming Changes from time to time with the consent of the Borrower and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments adopting or implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other

Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Benchmark Replacement Conforming Changes.
(c)Increased Costs. If either (i) the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the Closing Date
(other than any change by way of imposition or increase of reserve requirements included in determining the Daily Simple SOFR Rate or Term SOFR Rate); provided that, notwithstanding anything herein to the contrary (x) the Dodd-Frank Wall Street Reform and Consumer Protection
Act and all requests, rules, guidelines and directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International
Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority)
or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been enacted, adopted or issued, as the case may be, after the
Closing Date, regardless of the date actually enacted, adopted or issued, or (ii) the compliance by such Lender with any guideline, request or directive from any central bank or other
Governmental Authority (whether or not having the force of law) issued after the Closing Date, shall have the effect of increasing the cost to such Lender of agreeing to make or making, funding or maintaining any Daily Simple SOFR Rate Loans or Term SOFR Rate Loans (other than, in respect of payments to be made to any Lender or the Administrative Agent, any such increased costs resulting from taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, including any net income, capital, franchise, doing business and branch profits Taxes and Taxes arising under FATCA, in each case, as to which Section 2.16 shall govern), then Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost;
provided that notwithstanding anything herein to the contrary, this Section 2.14(c) will only be available to Lenders applying such provisions in a manner consistent with their treatment of similarly situated borrowers. A certificate as to the amount of such increased cost, submitted to
Borrower and the Administrative Agent by such Lender, shall be prima facie evidence thereof.
Borrower shall not be required to compensate any Lender pursuant to this clause (c) for any increased costs incurred more than 180 days prior to the date that such Lender notifies the
Administrative Agent and Borrower of the events giving rise to such increased costs and of such
Lender’s intention to claim compensation therefor; provided that if the events giving rise to such increased costs are retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
(d)Illegality. Notwithstanding any other provision of this Agreement, if any
Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the Closing Date shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to make Daily Simple SOFR Rate Loans or Term SOFR Rate Loans or to continue to fund or maintain Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, then, on notice thereof and demand therefor by such Lender to Borrower through the Administrative Agent, the obligation of such Lender to make or to continue Daily Simple SOFR Rate Loans or Term SOFR Rate Loans
and to convert Base Rate Loans into Daily Simple SOFR Rate Loans or Term SOFR Rate Loans shall be suspended, and each such Lender shall make a Base Rate Loan (determined without reference to the Daily Simple SOFR Rate or Term SOFR Rate component thereof) as part of any requested Borrowing of Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, and if the
affected Daily Simple SOFR Rate Loans or Term SOFR Rate Loans are then outstanding,
Borrower shall immediately convert each such Loan into a Base Rate Loan

(determined without reference to the Daily Simple SOFR Rate or Term SOFR Rate component thereof); and if at any time after a Lender gives notice under this Section 2.14(d), such Lender determines that it may lawfully make Daily Simple SOFR Rate Loans or Term SOFR Rate
Loans, such Lender shall promptly give notice of that determination to Borrower and the
Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. Borrower’s right to request, and such Lender’s obligation, if any, to make Daily
Simple SOFR Rate Loans or Term SOFR Rate Loans shall thereupon be restored.
(e)Breakage Costs. In addition to all amounts required to be paid by Borrower pursuant to Section 2.10, Borrower shall compensate each Lender, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such
Lender’s Daily Simple SOFR Rate Loans or Term SOFR Rate Loans to Borrower but excluding any loss of the Applicable Margin on the relevant Loans) that such Lender may sustain (other than resulting from the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction in a final non-appealable judgment or order)
(i) if for any reason a proposed Borrowing, conversion into Daily Simple SOFR Rate Loans or conversion into or continuation of Term SOFR Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by Borrower or in a telephonic request by it for borrowing or conversion or continuation or a successive
Interest Period does not commence after notice therefor is given pursuant to Section 2.11, (ii) if for any reason any Daily Simple SOFR Rate Loan or Term SOFR Rate Loan is prepaid
(including mandatorily pursuant to Section 2.9) on a date that is not the Interest Payment Date therefor, (iii) as a consequence of a required conversion of a Daily Simple SOFR Rate Loan or
Term SOFR Rate Loan to a Base Rate Loan as a result of any of the events indicated in clause (d) above or (iv) as a consequence of any failure by Borrower to repay Daily Simple
SOFR Rate Loans or Term SOFR Rate Loans when required by the terms hereof. The Lender making demand for such compensation shall deliver to Borrower concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be prima facie evidence thereof. Borrower shall not be required to compensate any Lender pursuant to this clause (e) for any increased costs incurred more than 180 days prior to the date that such
Lender notifies the Administrative Agent and Borrower of the events giving rise to such increased costs and of such Lender’s intention to claim compensation therefor; provided that if the events giving rise to such increased costs are retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 2.15 Capital Adequacy. If at any time any Lender determines that (a) the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the Closing Date regarding capital adequacy or liquidity, (b) compliance with any such law, treaty, rule, regulation or order issued after the Closing Date regarding capital adequacy or liquidity or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (having the force of law) issued after the Closing
Date regarding capital adequacy or liquidity shall have the effect of reducing the rate of return on such Lender’s (or any corporation controlling such Lender’s) capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such reduction.  A certificate as to such amounts submitted to Borrower and the Administrative Agent by such Lender shall be prima facie evidence thereof; provided that, notwithstanding anything herein to the contrary (x) the
Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines and directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on
Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been enacted, adopted or issued, as the case may be, after the Closing Date, regardless of the date actually enacted, adopted or issued. Borrower shall not be required to compensate any Lender pursuant to this Section 2.15 for any increased costs incurred more than 180 days prior to the date that such Lender notifies the Administrative Agent and Borrower of the events giving rise to such increased costs and of such Lender’s intention to claim compensation therefor; provided that if the events giving rise to such increased costs are retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 2.16Taxes.
(a)Except as provided below in this Section 2.16 or as required by law (which for purposes of this Section 2.16 includes FATCA), any and all payments by any Loan Party hereunder or under the other Loan Documents shall be made free and clear of and without deduction or withholding for, or on account of, any Indemnified Taxes. If any Loan Party or the
Administrative Agent shall be required by law to withhold or deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the
Administrative Agent, any Lender or any Issuer, (i) the sum payable by the applicable Loan Party shall be increased as may be necessary so that after making all required deductions or withholdings on account of Indemnified Taxes (including deductions applicable to additional sums payable under this Section 2.16(a)) the Administrative Agent, such Lender or such Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings of Indemnified Taxes been made, (ii) the applicable Loan Party or
Administrative Agent, as applicable shall make such deductions or withholdings, and (iii) the applicable Loan Party or Administrative Agent, as applicable, shall pay the full amount of
Indemnified Taxes deducted to the relevant taxation authority or other authority in accordance with applicable law. Notwithstanding anything to the contrary in this Section 2.16, (x) each Loan
Party or the Administrative Agent, as applicable, shall be entitled to deduct and withhold, (y) no
Loan Party shall be required to indemnify and (z) any amounts payable by any Loan Party to, or for the account of, the Administrative Agent, any Issuer or any Lender shall not be increased, in each case for or with respect to any Indemnified Taxes (A) to the extent such Taxes would not have been imposed if the Administrative Agent, such Issuer or such Lender had complied with the requirements of clause (f) and clause (g) or clause (i) of this Section 2.16, (B) imposed in connection with the payment of any fees paid under this Agreement unless such Indemnified
Taxes are imposed as a result of a Change in Tax Law, or (C) imposed by the United States or any state or political subdivision thereof, unless such Indemnified Taxes are imposed as a result of a Change in Tax Law.
(b)Each Loan Party agrees to pay all Other Taxes.
(c)Without duplication of its obligation to pay increased amounts on account of
Indemnified Taxes and Other Taxes pursuant to Section 2.16(a) and (b), (i) if any Loan Party fails to withhold and deduct any Indemnified Taxes from or in respect of any sums payable hereunder or under any other Loan Document or fails to pay any Indemnified Taxes withheld by such Loan Party to the applicable taxing authority and such Indemnified Taxes are paid by the Administrative Agent, a Lender or an Issuer or (ii) if any Other Taxes are paid by the
Administrative Agent, a Lender or an Issuer, then the applicable Loan Party shall pay to the
Administrative Agent, such Lender or such Issuer, as applicable, an amount so that after making all required deductions or withholdings on account of Indemnified Taxes (including deductions applicable to additional sums payable under this Section 2.16(c)) the Administrative Agent, such
Lender or such Issuer, as applicable, shall receive an amount equal to such Indemnified Taxes or
Other Taxes, as applicable, paid by the Administrative Agent, such Lender or such Issuer, as applicable.
(d)Within 30 days after the date of any payment made by a Loan Party to a
Governmental Authority of Taxes or Other Taxes pursuant to clauses (a) and (b) above or to the indemnity set forth in clause (c) above, the relevant Loan Party shall furnish to the
Administrative Agent, at its address referred to in Section 11.9, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment thereof reasonably acceptable to the Administrative Agent.
(e)Without prejudice to the survival of any other agreement of Borrower, each
Lender, each Issuer and the Administrative Agent hereunder, the agreements and obligations of the Loan Parties, each Lender, each Issuer and the Administrative Agent contained in this Section
2.16 and Section 2.17 shall survive the termination of this Agreement and the payment in full of the Secured Obligations.
(f)The Administrative Agent, each Issuer and each Lender, in each case that is a United States person, shall deliver to Borrower and the Administrative Agent on or prior to the
Closing Date or, in the case of an assignee or transferee of an interest under this Agreement pursuant to Section 11.2 or otherwise, on or prior to the date of such assignment or transfer, two accurate and complete original signed copies of Internal Revenue Service Form W-9 (or successor form), in each case certifying that the Administrative Agent, such Issuer or such
Lender, as applicable, is a United States person and to the Administrative Agent’s, such Issuer’s or such Lender’s entitlement as of such date to a complete exemption from U.S. federal backup withholding Tax with respect to payments to be made under any Loan Document. The
Administrative Agent, each Issuer and each Lender, in each case that is not a United States person shall:
(i)(A) on or before the date of any payment by Borrower under any
Loan Document to, or for the account of, such Lender or such Issuer, deliver to Borrower and the Administrative Agent (1) two accurate and complete original signed Internal
Revenue Service Forms W-8BEN-E (certifying that it is a resident of the applicable country within the meaning of the income tax treaty between the United States and that country) or Forms W-8ECI, or successor applicable form, as the case may be, in each case certifying that it is entitled to receive all payments under any Loan Document without deduction or withholding of any U.S. federal income taxes, and (2) such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under any Loan Document; (B) deliver to the Borrower Representative and the Administrative
Agent two further accurate and complete original signed forms or certifications provided in clause (A) of this Section 2.16(f)(i) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form or certificate previously delivered by it to the Borrower;

(C) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent and (D)
deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower or the Administrative Agent, to the Borrower Representative and the Administrative
Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender, such Issuer or the Administrative Agent to an exemption from, or reduction of, withholding with respect to payments under this Agreement and any Notes, provided that, in determining the reasonableness of a request under this clause (D), such Lender or such Issuer shall be entitled to consider the cost (to the extent unreimbursed by any Loan Party) which would be imposed on such Lender or such
Issuer of complying with such request; or
(ii)if the Administrative Agent, such Issuer or such Lender is not a
“bank” within the meaning of Section 881(c)(3)(A) of the Code and is relying on the so-called “portfolio interest exemption,” (A) represent to Borrower and the
Administrative Agent that it is not (1) a bank within the meaning of Section 881(c)(3)(A)
of the Code, (2) a “10 percent shareholder” of Borrower within the meaning of Section
881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section
881(c)(3)(C) of the Code; (B) on or before the date of any payment by Borrower under any Loan Document to, or for the account of, such Lender or such Issuer, deliver to
Borrower and the Administrative Agent, (1) two certificates substantially in the form of
Exhibit K hereto (any such certificate, a “U.S. Tax Compliance Certificate”) and (2) two
accurate and complete original signed Internal Revenue Service Forms W-8BEN-E, or successor applicable form, certifying to such Lender’s legal entitlement at the date of such form to an exemption from U.S. withholding tax under the provisions of Section
871(h) or Section 881(c) of the Code with respect to payments to be made under any
Loan Document and (3) such other forms, documentation or certifications, as the case may be certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under any Loan Document (and shall also deliver to Borrower and the Administrative Agent two further accurate and complete original signed forms or certificates on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form or certificate and, if necessary, obtain any extensions of time reasonably requested by Borrower or the Administrative Agent for filing and completing such forms or certificates); and (C) deliver, to the extent legally entitled to do so, upon reasonable request by the Borrower or the Administrative Agent, to Borrower and the
Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from, or reduction of, withholding with respect to payments under any Loan Document, provided that, in determining the reasonableness of a request under this clause (C), such Lender or such
Issuer shall be entitled to consider the cost (to the extent unreimbursed by Borrower)
which would be imposed on such Lender or such Issuer of complying with such request;
or
(iii)if any Lender, any Issuer or the Administrative Agent is a non-
U.S. intermediary or flow-through entity for U.S. federal income tax purposes,
(A)on or before the date of any payment by Borrower under any
Loan Document to, or for the account of, such Lender, such Issuer or the
Administrative Agent, deliver to Borrower and the Administrative Agent two accurate and complete original signed Internal Revenue Service Forms W-8IMY, or successor applicable form, and, if any beneficiary or member of such Lender, such Issuer or the Administrative Agent is claiming the so-called “portfolio interest exemption”, (x) represent to Borrower and the Administrative Agent that such Lender, such Issuer or the Administrative Agent is not (I) a bank within the meaning of Section 881(c)(3)(A) of the Code, (II) a “10 percent shareholder” of
Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (III) a
“controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and (y) also deliver to Borrower and the Administrative Agent two U.S. Tax
Compliance Certificates certifying to such Lender’s, such Issuer’s or the
Administrative Agent’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under any Loan Document; and
(1) with respect to each beneficiary or member of such Lender, such Issuer or the
Administrative Agent that is not claiming the so-called “portfolio interest exemption”, also deliver to Borrower and the Administrative Agent (I) two accurate and complete original signed Internal Revenue Service Forms
W-8BEN-E (certifying that such beneficiary or member is a resident of the applicable country within the meaning of the income tax treaty between the
United States and that country), Forms W-8ECI or Forms W-9, or successor applicable form, as the case may be, in each case so that each such beneficiary or member is entitled to receive all payments under any Loan Document without deduction or withholding of any U.S. federal income taxes and (II) such other forms, documentation or certifications, as the case may be, certifying that each such beneficiary or member is entitled to an exemption from United States backup withholding tax with respect to all payments under any Loan Document, and (2) with respect to each beneficiary or member of such Lender or such Issuer that is claiming the so-called “portfolio interest exemption”, (I) represent to
Borrower and the Administrative Agent that such beneficiary or member is not
(1) a bank within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section
881(c)(3)(C) of the Code, and (II) also deliver to Borrower and the
Administrative Agent two U.S. Tax Compliance Certificates from each beneficiary or member and two accurate and complete original signed Internal
Revenue Service Forms W-8BEN-E, or successor applicable form, certifying to such beneficiary’s or member’s legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 871(h)
or Section 881(c) of the Code with respect to payments to be made under any
Loan Document, and (III) also deliver to Borrower and the Administrative Agent such other forms, documentation or certifications, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax with respect to payments under any Loan Document;
(B)deliver to Borrower and the Administrative Agent two
further accurate and complete original signed forms, certificates or certifications referred to above on or before the date any such form, certificate or certification expires or becomes obsolete, or any beneficiary or member changes, and after the occurrence of any event requiring a change in the most recently provided form, certificate or certification and obtain such extensions of time reasonably requested by Borrower or the Administrative Agent for filing and completing such forms, certificates or certifications; and
(C)deliver, to the extent legally entitled to do so, upon
reasonable request by Borrower, to Borrower and the Administrative Agent such other forms as may be reasonably required in order to establish the legal entitlement of such Lender, such Issuer or the Administrative Agent (or beneficiary or member) to an exemption from, or reduction of, withholding with respect to payments under any Loan Document, provided that in determining the reasonableness of a request under this clause (C) such Lender, such Issuer or the
Administrative Agent shall be entitled to consider the cost (to the extent unreimbursed by Borrower) which would be imposed on such Lender or the
Administrative Agent (or beneficiary or member) of complying with such request;
unless, in any such case (other than with respect to United States backup withholding tax), there has been a Change in Law which renders all such forms inapplicable or which would prevent such
Lender, such Issuer or the Administrative Agent (or such beneficiary or member) from duly completing and delivering any such form with respect to it and such Lender, such Issuer or the Administrative Agent so advises Borrower and the Administrative Agent.
(g)Each Person that shall become a Lender or a Participant pursuant to Section
11.2 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements pursuant to this Section 2.16, provided that in the case of a
Participant the obligations of such Participant pursuant to clause (f) or (g) of this Section 2.16 shall be determined as if such Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased. Without limiting the generality of the foregoing, if a payment made to a Lender or Issuer hereunder may be subject to U.S. federal withholding tax imposed by FATCA if such Lender or Issuer were to fail to comply with the applicable reporting requirements of FATCA, such Lender or Issuer shall deliver to Borrower and the Administrative
Agent, at the time or times prescribed by law and at such time or times reasonably requested by
Borrower or the Administrative Agent, such documentation prescribed by applicable law and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations
(including any applicable reporting requirements) under FATCA and to determine whether such
Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of the immediately preceding sentence, the term “FATCA” shall include any amendments to FATCA after the date hereof. For the avoidance of doubt, Borrower and the Administrative Agent shall be permitted to withhold any Taxes imposed under FATCA.
(h)If the Administrative Agent, any Lender or any Issuer determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by a
Loan Party or Taxes with respect to which the Loan Party has paid additional amounts pursuant to Section 2.14(c), or this Section 2.16, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under
Section 2.14(c) or this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such Issuer incurred in connection therewith and without interest (other than any interest paid by the relevant
Governmental Authority with respect to such refund); provided that the Loan Party, upon the request of the Administrative Agent, such Lender or such Issuer, agrees to repay the amount paid over to such Loan Party to the Administrative Agent, such Lender or such Issuer in the event the
Administrative Agent, such Lender or such Issuer is required to repay such refund to such
Governmental Authority. This paragraph shall not be construed to require the Administrative
Agent, any Lender or any Issuer to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Loan Party or any other Person.
Notwithstanding anything to the contrary, in no event will the Administrative Agent, any Lender or any Issuer be required to pay any amount to a Loan Party the payment of which would place it in a less favorable net after-tax position than the Administrative Agent, such Lender or such
Issuer, as the case may be, would have been in if the additional amounts giving rise to such refund of any Taxes had never been paid.
(i)Each Lender and the Administrative Agent agrees that, upon the occurrence of any condition or event giving rise to any payment pursuant to Section 2.14(b), 2.14(c),
2.14(d), 2.15 or 2.16 with respect to such Lender or the Administrative Agent, it will promptly notify the Borrower and the Administrative Agent and will take such steps as may be reasonably available to it to mitigate the effects of such condition or event, which shall include efforts to designate another Lending Office for any Loan affected by such event or rebook such Loans through another branch or an Affiliate of such Lender with the object of avoiding the consequences of such event; provided that such steps are taken on terms that, in the reasonable judgment of such Lender, would be materially disadvantageous to its business or operations or would require it to incur additional costs (unless the Borrower agrees to reimburse such Lender or Administrative Agent for the reasonable incremental out-of-pocket costs thereof).
Section 2.17Mitigation and Substitution of Lenders.
(a)If (x) (i) any Lender makes a claim under Section 2.14(b)(ii) or 2.15,
(x)it becomes illegal for any Lender to continue to fund or make any Daily Simple SOFR Rate
Loan or Term SOFR Rate Loan and such Lender notifies Borrower pursuant to Section 2.14(d),
(y)any Loan Party is required to make any payment pursuant to Section 2.14(c) or Section 2.16 that is attributable to a particular Lender or (iv) any Lender becomes a Defaulting Lender and
(z)in the case of clause (x)(i) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Requisite Lenders under this Agreement (any such Lender, an “Affected Lender”),
Borrower may substitute another financial institution or other entity for such Affected Lender hereunder upon reasonable prior written notice by Borrower to the Administrative Agent and the
Affected Lender that Borrower intends to make such substitution, which substitute financial institution or other entity must be an Eligible Assignee and, if not a Lender, reasonably acceptable to the Administrative Agent. If the proposed substitute financial institution or other entity is reasonably acceptable to the Administrative Agent and the written notice was properly issued under this Section 2.17, the Affected Lender shall sell and the substitute financial institution or other entity shall purchase, pursuant to an Assignment and Assumption for an amount equal to the outstanding principal amount of such Loans and any accrued and unpaid interest, fees or other amounts due and owing at such time (and, upon receipt by the Affected
Lender of all such amounts, shall be deemed to have so sold), all rights and claims of such
Affected Lender under the Loan Documents and the substitute financial institution or other entity shall assume and the Affected Lender shall be relieved of its Commitments and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations) and the provisions of Section
11.2 applicable to assignees thereunder shall apply to any assignee under this Section 2.17. In furtherance of the foregoing, each Lender hereby grants to the Administrative Agent and
Borrower an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any such assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.17(a); provided that the Administrative Agent shall not exercise such power of attorney unless such Lender has failed to enter into any such Assignment and
Assumption within 3 days following any written request from Borrower or the Administrative
Agent following the occurrence of any of the circumstances set forth in clause (x) above.
(b)Upon the request and at the expense of a Loan Party, the Administrative
Agent, each Lender and each Issuer to which such Loan Party is required to pay any additional amount pursuant to Section 2.14(c), Section 2.15 or Section 2.16, and any Participant in respect of whose participation such payment is required, shall reasonably afford such Loan Party the opportunity to contest, and reasonably cooperate with such Loan Party in contesting, the imposition of any Indemnified Tax or Other Tax giving rise to such payment; provided that
(i) the Administrative Agent, such Lender or such Issuer shall not be required to afford such
Loan Party the opportunity to so contest unless such Loan Party shall have confirmed in writing to the Administrative Agent, such Lender or such Issuer its obligation to pay such amounts pursuant to this Agreement and (ii) such Loan Party shall reimburse the Administrative Agent, such Lender or such Issuer for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with such Loan Party in contesting the imposition of such Indemnified
Tax or Other Tax; provided that notwithstanding the foregoing no Lender or Issuer nor the
Administrative Agent shall be required to afford such Loan Party the opportunity to contest, or to cooperate with such Loan Party in contesting, the imposition of any such increased cost or Taxes, if such Lender or Issuer or the Administrative Agent in its sole discretion in good faith determines that to do so would have an adverse effect on it.
(c)If a Lender changes its Lending Office (other than pursuant to Section
2.16(i)) and the effect of such change, as of the date of such change, would be to cause any Loan
Party to become obligated to pay any additional amount under Section 2.14(c), Section 2.15 or
Section 2.16, such Loan Party shall not be obligated to pay such additional amount.
Section 2.18[Reserved].
Section 2.19 Cash Collateral. At any time that there shall exist a Defaulting Lender, within two Business Days following the written request of any Issuer (with a copy to the
Administrative Agent) Borrower shall Cash Collateralize the Issuers’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.20(a)(iv) and any
Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum
Collateral Amount.
(a)Grant of Security Interest. Borrower, and to the extent provided by any
Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuers, and agrees to maintain, a first priority security interest in all such Cash
Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of

Letter of Credit Obligations, to be applied pursuant to clause (b) below. If at any time the
Administrative Agent determines that Cash Collateral is subject to any right or claim of any
Person other than the Administrative Agent and the Issuers as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).
(b)Application. Notwithstanding anything to the contrary contained in this
Agreement, Cash Collateral provided under this Section 2.19 or Section 2.20 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(c)Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.19 following (i) the elimination of the applicable
Fronting Exposure (including by the termination of Defaulting Lender status of the applicable
Lender in accordance with Section 2.20(d)), or (ii) the determination by the Administrative Agent and each Issuer that there exists excess Cash Collateral; provided that, subject to Section 2.20 the
Person providing Cash Collateral and each Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; provided, further, that to the extent that such Cash Collateral was provided by Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
Section 2.20Defaulting Lender.
(a)Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Requisite Lenders and Requisite
Revolving Credit Lenders.
(ii)Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such
Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to
Section 11.8 shall be applied at such time or times as may be determined by the
Administrative Agent as follows: first, to the payment of any amounts owing by such
Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuer hereunder;
third, to Cash Collateralize the Issuers’ Fronting Exposure with respect to such
Defaulting Lender in accordance with Section 2.19; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this
Agreement, as determined by the Administrative Agent; fifth, if so determined by the
Administrative Agent and Borrower, to be held in a Deposit Account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuers’ future
Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.19; sixth, to the payment of any amounts owing to the Lenders or the Issuers as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuers against such
Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such
Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such
Defaulting Lender or as otherwise directed by a court of competent jurisdiction;
provided that if (x) such payment is a payment of the principal amount of any Loans or
Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of
Credit were issued at a time when the conditions set forth in Section 3.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Reimbursement
Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Reimbursement Obligations owed to, such
Defaulting Lender until such time as all Loans and funded and unfunded participations in
Letter of Credit Obligations are held by the Lenders pro rata in accordance with the
Commitments under the applicable Facility without giving effect to Section 2.20(a)(iv).
Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash
Collateral pursuant to this Section 2.20(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)Certain Fees. ~~(A)~~ No Defaulting Lender shall be entitled to receive any Unused Commitment Fee for any period during which that Lender is a
Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(BA) Each Defaulting Lender shall be entitled to receive fees accruing pursuant to Section 2.12(b) for any period during which that Lender is a
Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.19.
(CB) With respect to any fees accruing pursuant to
Section 2.12(b) not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv)
below, (y) pay to each Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuer’s Fronting

Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)Reallocation of Participations to Reduce Fronting Exposure. All
or any part of such Defaulting Lender’s participation in Letter of Credit Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting
Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such
Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 11.25, no
reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a
Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such
Non-Defaulting Lender’s increased exposure following such reallocation.
(v)Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under law Cash Collateralize the Issuers’ Fronting
Exposure in accordance with the procedures set forth in Section 2.19.
(b)[Reserved].
(c)Termination of Defaulting Lender Commitments. Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than 10 Business
Days’ prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.13 will apply to all amounts thereafter paid by
Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that such termination will not be deemed to be a waiver or release of any claim Borrower, the Administrative Agent, the Issuers or any Lender may have against such Defaulting Lender.
(d)Defaulting Lender Cure. If Borrower, the Administrative Agent and the
Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any
Cash Collateral) (i) such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in
Letters of Credit to be held pro rata by the Lenders in accordance with the Commitments under the applicable Facility (without giving effect to Section 2.20(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a
Defaulting Lender and (ii) the Cash Collateral requirements set forth in Section 2.19 will terminate and the applicable Issuer will cause any Cash Collateral posted with respect to their respective Letter of Credit Obligations, to be returned to Borrower subject to any terms relating to such Cash Collateral; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a
Defaulting Lender.

(e)Replacement and Prepayment. The Borrower shall have the right, at its sole expense and effort (i) to seek one or more Persons reasonably satisfactory to the Administrative
Agent and the Borrower to each become a substitute Revolving Credit Lender and assume all or part of the Commitment of any Defaulting Lender and the Borrower, the Administrative Agent
and any such substitute Revolving Credit Lender shall execute and deliver, and such Defaulting
Lender shall thereupon be deemed to have executed and delivered, an appropriately completed
Assignment and Assumption to effect such substitution or (ii) upon written notice to the
Administrative Agent, so long as no Event of Default pursuant to Section 9.1(a), 9.1(b), or 9.1(f)
shall have occurred and be continuing to prepay the Loans and, at the Borrower’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty.
Section 2.21Incremental Facilities.
(a)General. Borrower shall have the right, at any time and from time to time after the Closing Date, (i) to request new term loan commitments under one or more new term loan credit facilities to be included in this Agreement on a pari passu basis in right of payment and security with the Initial Term Loans or to increase the Existing Term Loans by requesting new term loan commitments to be added to an existing Tranche of Term Loans (each, an
“Incremental Term Facility”) and (ii) to increase the Existing Revolving Loans by requesting new revolving credit commitments to be added to the Existing Revolving Loans (“Supplemental
Revolving Credit Commitments”, and together with any Incremental Term Facility, the
“Incremental Facilities”) in an aggregate principal amount not to exceed, the Maximum
Incremental Facilities Amount at the time of incurrence or establishment of any such Increment
Facility; provided that (I) in the case of any Incremental Facility, such increase must be in a minimum principal amount of at least $5,000,000 and will only become effective if (A) no Event of Default has occurred and is continuing or would result from such Incremental Facilities, and
(B) the maturity date and the weighted average life to maturity of any Incremental Term Facility shall be no earlier than or shorter than, as the case may be, the Latest Maturity Date or the weighted average life to maturity of the Tranche of Term Loans having the Latest Maturity Date, as applicable (other than an earlier maturity date and/or shorter weighted average life to maturity
(1) for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Latest
Maturity Date or the remaining weighted average life to maturity of the Tranche of Term Loans having the Latest Maturity Date, as applicable or (2) pursuant to an escrow or similar arrangement with respect to the proceeds of such Incremental Term Loans); (II) the interest rate margins and (subject to clause (I)(B) above) amortization schedule applicable to the loans made pursuant to the Incremental Facilities shall be determined by the Borrower and the applicable incremental lenders; (III) the terms and documentation for any Supplemental Revolving Credit
Commitments shall be on the same terms as the Initial Revolving Credit Facility as in effect prior to giving effect to any Incremental Amendment; and (IV) the terms and documentation in respect of any Incremental Facility (other than any Supplemental Revolving Credit Commitment), to the extent not consistent with this Agreement as in effect prior to giving effect to any amendment pursuant to clause (b) below, shall otherwise be reasonably satisfactory to Borrower, provided that to the extent such terms and documentation (other than in respect of pricing, call protection and other financial terms) are not consistent with the terms and documentation governing the
Initial Facility (except to the extent permitted by clause (I)(B) or (II) above), they shall be reasonably satisfactory to the Administrative Agent and the Borrower. Notwithstanding anything to the contrary in this Agreement, if any Lender that provides any Incremental Term Facility pursuant to this Section 2.21 is an Affiliated Lender that is not an Affiliated Debt Fund, the aggregate principal amount of all Term Loans held by Affiliated Lenders that are not Affiliated
Debt Funds after giving effect to the incurrence of such Incremental Term Facility shall not exceed 25% of the aggregate principal amount of all Term Loans (including Incremental Term
Loans) outstanding under this Agreement and the aggregate principal amount of all Revolving
Credit Commitments held by Affiliated Lenders that are not Affiliated Debt Funds after giving effect to such Supplemental Revolving Credit Commitments shall not exceed 25% of the aggregate principal amount of Revolving Credit Commitments in effect under this Agreement.
Each Affiliated Lender that is not an Affiliated Debt Fund that provides Incremental Facilities pursuant to this Section 2.21 agrees to each of the provisions set forth in Section 11.2(l)(iv) with respect to itself and its Incremental Facilities.
(b)Procedures. Borrower shall have the right, but not any obligation, to offer an
Incremental Facility to any existing Lender (in the case of any Supplemental Revolving Credit
Commitments, any Affiliated Lender) or any other bank or financial institution that is an Eligible
Assignee (any such bank or other financial institution, an “Additional Lender”); provided that any Lender or Additional Lender approached to provide all or a portion of any Incremental
Facility may elect or decline, in its sole discretion, to provide all or a portion of such Incremental
Facility; provided, further, that (x) if such Additional Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved Fund, the consent of the Administrative Agent and (in the case of Supplemental Revolving Credit Commitments) the consent of any Issuer (in each case, such consent not to be unreasonably withheld or delayed) shall be required and (y) that such Lender or Additional Lender executes a Joinder Agreement in the form attached hereto as
Exhibit V (a “Joinder Agreement”) pursuant to which such Additional Lender agrees to be bound by the terms of this Agreement as a Lender. Borrower may agree to accept a lesser amount of any
Incremental Facility than originally requested. On the effective date provided for in any agreement providing for an Incremental Facility (each, an “Incremental Facility Effective Date”), the Incremental Facility will be made available to Borrower in the amount committed to by each
Lender or Additional Lender as of the Incremental Facility Effective Date in accordance with clause (c) below. The Borrower shall have the right to allocate such commitments on whatever basis Borrower determines is appropriate. Loans and commitments made pursuant to Incremental
Facilities (“Incremental Term Loans” and “Incremental Revolving Credit Commitments”, as
applicable) shall become Term Loans or Revolving Credit Commitments, as applicable, under this Agreement pursuant to an amendment to this Agreement and, as appropriate, the other Loan
Documents, executed by Holdings, Borrower, each Lender agreeing to provide such Incremental
Facility, if any, each Additional Lender, if any, and the Administrative Agent (an “Incremental
Amendment”). Notwithstanding anything to the contrary in Section 11.1, any such Incremental
Amendment may, without the consent of any other Lenders, effect such amendments to any Loan
Documents (i) as may be necessary or appropriate, in the opinion of the Borrower and
Administrative Agent, to effect the provisions of this Section 2.21 and/or (ii) so long as such amendments are not adverse to the Lenders, such other changes as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to maintain the fungibility of any such Incremental Term Loans with any tranche of then outstanding Term
Loans.
(c)Funding of Incremental Facilities. On each Incremental Facility Effective
Date, each Lender and Additional Lender providing a portion of any Incremental Term Facility shall transfer immediately available funds to the Administrative Agent in an amount equal to its Incremental Term Loan Commitment (less any applicable upfront fees or original issue discount).
Section 2.22Extension of Term Loans and Revolving Credit Commitments.
(a)Borrower may at any time and from time to time request that all or a portion of the (i) Term Loans of one or more Tranches (including any Extended Term Loans)
existing at the time of such request (each, an “Existing Term Tranche”, and the Term Loans of such Tranche, the “Existing Term Loans”) and (ii) Revolving Credit Commitments of one or
more Tranches (including any Extended Revolving Loans) existing at the time of such request
(each, an “Existing Revolving Tranche” and together with the Existing Term Tranches, each an
“Existing Tranche”, and the Revolving Credit Commitments of such Existing Revolving
Tranche, the “Existing Revolving Loans”, and together with the Existing Term Loans, the
“Existing Loans”), in each case, be converted to extend the scheduled maturity date(s) of any payment of principal or scheduled termination date(s), as applicable, with respect to all or a portion of any principal amount of any Existing Tranche (any such Existing Tranche which has been so extended, an “Extended Term Tranche” or “Extended Revolving Tranche”, as applicable, and each an “Extended Tranche”, and the Term Loans or Revolving Credit Commitments, as
applicable, of such Extended Tranches, the “Extended Term Loans” or “Extended Revolving
Commitments”, as applicable, and collectively, the “Extended Loans”) and to provide for other terms consistent with this Section 2.22; provided that (i) any such request shall be made by
Borrower to all Lenders with Term Loans or Revolving Credit Commitments, as applicable, with a like maturity date (whether under one or more Tranches) on a pro rata basis (based on the aggregate outstanding principal amount of the applicable Term Loans or on the aggregate
Revolving Credit Commitments) and (ii) any applicable Minimum Extension Condition shall be satisfied unless waived by Borrower. In order to establish any Extended Tranche, Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Tranche) (an “Extension Request”) setting forth the proposed terms of the Extended Tranche to be established, which terms shall be substantially similar to those applicable to the Existing Tranche from which they are to be extended (the
“Specified Existing Tranche”), except (x) all or any of the final maturity dates of such Extended
Tranches may be delayed to later dates than the final maturity dates of the Specified Existing
Tranche, (y) (A) the interest margins with respect to the Extended Tranche may be higher or lower than the interest margins for the Specified Existing Tranche and/or (B) additional fees may be payable to the Lenders providing such Extended Tranche in addition to or in lieu of any increased margins contemplated by the preceding clause (A) and (z) in the case of an Extended
Term Tranche, so long as the weighted average life to maturity of such Extended Term Tranche would be no shorter than the remaining weighted average life to maturity of the Specified
Existing Tranche, amortization rates with respect to the Extended Term Tranche may be higher or lower than the amortization rates for the Specified Existing Tranche, in each case to the extent provided in the applicable Extension Amendment; provided that, notwithstanding anything to the contrary in this Section 2.22 or otherwise, assignments and participations of Extended Tranches shall be governed by the same or, at Borrower’s discretion, more restrictive assignment and participation provisions than the assignment and participation provisions applicable to Initial
Term Loans set forth in Section 11.2. No Lender shall have any obligation to agree to have any of its Existing Loans converted into an Extended Tranche pursuant to any Extension Request.
Any Extended Tranche shall constitute a separate Tranche of Loans from the Specified Existing
Tranches and from any other Existing Tranches (together with any other Extended Tranches so established on such date).

(b)Borrower shall provide the applicable Extension Request at least ten
Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) prior to the date on which Lenders under the applicable Existing Tranche or Existing
Tranches are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Specified Existing Tranche converted into an Extended Tranche shall notify the
Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such
Extension Request of the amount of its Specified Existing Tranche that it has elected to convert into an Extended Tranche. In the event that the aggregate amount of the Specified Existing
Tranche subject to Extension Elections exceeds the amount of Extended Tranches requested pursuant to the Extension Request, the Specified Existing Tranches subject to Extension
Elections shall be converted to Extended Tranches on a pro rata basis based on the amount of
Specified Existing Tranches included in each such Extension Election. In connection with any extension of Loans pursuant to this Section 2.22 (each, an “Extension”), Borrower shall agree to such procedures regarding timing, rounding and other administrative adjustments to ensure reasonable administrative management of the credit facilities hereunder after such Extension, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.22. The Borrower may amend, revoke or replace an
Extension Request pursuant to procedures reasonably acceptable to the Administrative Agent at any time prior to the date (the “Extension Request Deadline”) on which Lenders under the applicable Existing Term Tranche or Existing Revolving Tranche are requested to respond to the
Extension Request.  Any Lender may revoke an Extension Election at any time prior to
5:00 P.M. on the date that is two Business Days prior to the Extension Request Deadline, at which point the Extension Election becomes irrevocable (unless otherwise agreed by the
Borrower). The revocation of an Extension Election prior to the Extension Request Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the Extension
Request Deadline.
(c)Extended Tranches shall be established pursuant to an amendment (an
“Extension Amendment”) to this Agreement (which may include amendments to (i) provisions related to maturity, interest margins, amortization or fees referenced in clauses (x) through (z) of
Section 2.22(a), and which, in each case, except to the extent expressly contemplated by the last sentence of this Section 2.22(c) and notwithstanding anything to the contrary set forth in
Section 11.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Tranches established thereby) executed by the Loan Parties, the
Administrative Agent, and the Extending Lenders. No Extension Amendment shall provide for any Extended Term Tranche in an aggregate principal amount that is less than $50,000,000 or any Extended Revolving Tranche in an aggregate principal amount that is less than $25,000,000
(in each case, except to the extent a lower amount is agreed to by the Administrative Agent in its reasonable discretion). Notwithstanding anything to the contrary in this Agreement and without limiting the generality or applicability of Section 11.1 to any Section 2.22 Additional
Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.22 Additional Amendment”) to this Agreement and the other Loan Documents;
provided that such Section 2.22 Additional Amendments do not become effective prior to the time that such Section 2.22 Additional Amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Tranches provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such Section 2.22 Additional Amendments to become effective in accordance with Section 11.1; provided, further, that no Extension Amendment may provide for

(i) any Extended Tranche to be secured by any Collateral or other assets that does not also secure the Existing Tranches or be guaranteed by any person other than the Guarantors and (ii) so long as any Existing Term Tranches are outstanding, any mandatory or voluntary prepayment provisions that do not also apply to the Existing Term Tranches (other than Existing Term
Tranches secured on a junior basis by the Collateral or ranking junior in right of payment, which shall be subject to junior prepayment provisions) on a pro rata basis (or otherwise provide for more favorable prepayment treatment for Existing Term Tranches than such Extended Term
Tranches as contemplated by the proviso in the third to last sentence of Section 2.8(b) and the proviso in Section 2.9(c)); provided further that the Extended Term Loans or Extended
Revolving Commitments of no more than two Extended Tranches may mature and/or terminate in any period of twelve months. Notwithstanding anything to the contrary in Section 11.1, any such Extension Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the
Administrative Agent, to effect the provisions of this Section 2.22; provided that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.22 Additional
Amendment.
(d)Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Existing Tranche is converted to extend the related scheduled maturity date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified
Existing Tranche of each Extending Lender, the aggregate principal amount of such Specified
Existing Tranche shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Tranche so converted by such Lender on such date, and such Extended Tranches shall be established as a separate Tranche from the Specified Existing Tranche and from any other Existing Tranches (together with any other Extended Tranches so established on such date).
(e)If, in connection with any proposed Extension Amendment, any Lender declines to consent to the applicable extension on the terms and by the deadline set forth in the applicable Extension Request (each such other Lender, a “Non-Extending Lender”) then
Borrower may, on notice to the Administrative Agent and the Non-Extending Lender, (i) replace such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to)
assign pursuant to Section 11.2 (with the assignment fee and any other costs and expenses to be paid by Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide Extended Loans on the terms set forth in such Extension
Amendment; provided, further, that all obligations of Borrower owing to the Non-Extending
Lender relating to the Existing Loans so assigned shall be paid in full by the assignee Lender (or, at its option, the Borrower) to such Non-Extending Lender concurrently with such Assignment and Assumption or (ii) if no Event of Default exists under Sections 9.1(a), 9.1(b) or 9.1(f), upon notice to the Administrative Agent, prepay the Existing Loans and terminate the Existing
Revolving Commitments in whole or in part, subject to Section 2.14(b), without premium or penalty. In connection with any such replacement under this Section 2.22, if the Non-Extending
Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement by the later of (A) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (B) the date as of which all obligations of
Borrower owing to the Non-Extending Lender relating to the Existing Loans so assigned shall be paid in full by the assignee Lender to such Non-Extending Lender, then such Non-Extending

Lender shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date, the Administrative Agent shall record such assignment in the Register and Borrower shall be entitled (but not obligated) to execute and deliver such
Assignment and Assumption and/or such other documentation on behalf of such Non-Extending
Lender.
(f)Following any Extension Date, with the written consent of Borrower, any
Non-Extending Lender may elect to have all or a portion of its Existing Loans deemed to be an
Extended Loan under the applicable Extended Tranche on any date (each date a “Designation
Date”) prior to the maturity date of such Extended Tranche; provided that such Lender shall have provided written notice to Borrower and the Administrative Agent at least ten Business Days prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its reasonable discretion); provided further that no greater amount shall be paid by or on behalf of Borrower or any of its Affiliates to any such Non-Extending Lender as consideration for its extension into such Extended Tranche than was paid to any Extended Lender as consideration for its Extension into such Extended Tranche. Following a Designation Date, the Existing Loans
held by such Lender so elected to be extended will be deemed to be Extended Loans of the applicable Extended Tranche, and any Existing Loans held by such Lender not elected to be extended, if any, shall continue to be “Existing Loans” of the applicable Tranche.
(g)With respect to all Extensions consummated by Borrower pursuant to this
Section 2.22, (i) such Extensions shall not constitute optional or mandatory payments or prepayments for purposes of Sections 2.8 or 2.9 and (ii) no Extension Request is required to be in any minimum amount or any minimum increment, provided that Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Request in
Borrower’s sole discretion and may be waived by Borrower) of Existing Loans of any or all applicable Tranches be extended. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.22 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Request) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.8, 2.9 and 2.13) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.22.
Section 2.23Permitted Debt Exchanges.
(a)Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by Borrower to all Lenders (other than any Lender that, if requested by Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the
Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the
Securities Act)) with outstanding Term Loans of a particular Tranche, as selected by Borrower,
Borrower may from time to time following the Closing Date consummate one or more exchanges of Term Loans of such Tranche for indebtedness in the form of secured notes ranking junior to the Liens securing the Facilities or unsecured notes (such notes, “Permitted Debt Exchange
Notes,” and each such exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) such Permitted Debt Exchange Notes have a stated maturity that is after the Latest Maturity Date and a weighted average life to maturity, at the time of issuance, of not less than the remaining weighted average life of the Tranche of Term Loans having the Latest

Maturity Date, (ii) if secured by Collateral, such Permitted Debt Exchange Notes shall be subject to an Intercreditor Agreement or Other Intercreditor Agreement, (iii) the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged shall be equal to the aggregate principal amount (calculated on the face amount thereof) of Permitted Debt Exchange
Notes issued in exchange for such Term Loans, (iv) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans exchanged by Borrower pursuant to any Permitted
Debt Exchange shall automatically be permanently cancelled and retired by Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and
Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to Borrower for immediate cancellation), (v) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer
(with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount of the applicable Tranche actually held by it) shall exceed the maximum aggregate principal amount of Term Loans offered to be exchanged by Borrower pursuant to such Permitted Debt Exchange Offer, then Borrower shall exchange Term Loans subject to such
Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (vi) each such Permitted Debt Exchange
Offer shall be made on a pro rata basis to the Lenders (other than any Lender that, if requested by Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in
Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in
Rule 501 under the Securities Act)) based on their respective aggregate principal amounts of outstanding Term Loans of the applicable Tranche, (vii) all documentation in respect of such
Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Administrative Agent, (viii) any applicable Minimum Exchange Tender Condition shall be satisfied and (ix) such Permitted Debt
Exchange Notes shall not be guaranteed by any Person other than a Guarantor or be secured by any assets of the Borrower or any Subsidiary not constituting Collateral. Notwithstanding anything to the contrary herein, no Lender shall have any obligation to agree to have any of its
Loans or Commitments exchanged pursuant to any Permitted Debt Exchange Offer.
(b)With respect to all Permitted Debt Exchanges effected by Borrower pursuant to this Section 2.23, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged
Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.8 and 2.9 and (ii) Borrower may at its election specify as a condition (a “Minimum Exchange Tender Condition”) to consummating any such Permitted
Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted
Debt Exchange Offer in Borrower’s discretion) of Term Loans be tendered.
(c)In connection with each Permitted Debt Exchange, Borrower shall provide the Administrative Agent at least ten Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and Borrower and the Administrative
Agent, acting reasonably, shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.23 and without conflict with Section
2.23(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such
Permitted Debt Exchange shall be not less than ten Business Days following the date on which the Permitted Debt Exchange Offer is made (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion).
(d)Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt
Exchange, it being understood and agreed that (x) neither the Administrative Agent nor any
Lender assumes any responsibility in connection with Borrower’s compliance with such laws in connection with any Permitted Debt Exchange (other than Borrower’s reliance on any certificate delivered by a Lender pursuant to Section 2.23(a) above for which such Lender shall bear sole responsibility) and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the
Exchange Act, as amended.
Section 2.24Specified Refinancing Facilities.
(a)The Borrower may, from time to time, add one or more new term loan facilities (the “Specified Refinancing Term Loan Facilities”) and new revolving credit facilities
(the “Specified Refinancing Revolving Facilities, and, together with the Specified Refinancing
Term Loan Facilities, the “Specified Refinancing Facilities”) to the Facilities to refinance (i) all or any portion of any Tranche of Term Loans then outstanding under this Agreement or (ii) all or any portion of any Tranche of Revolving Loans (or unused Revolving Credit Commitments)
under this Agreement; provided that (i) the Specified Refinancing Facilities will not be guaranteed by any Person other than the Guarantors, and will be secured on a pari passu or (at the Borrower’s option) junior basis by the same or lesser Collateral securing the Obligations (so long as any applicable Specified Refinancing Facilities (and related Obligations) are, in the case of junior specified debt, incurred pursuant to a separate credit agreement and are subject to the
Intercreditor Agreement or an Other Intercreditor Agreement), (ii) the Specified Refinancing
Term Loan Facilities and any term loans drawn thereunder (the “Specified Refinancing Term
Loans”) and Specified Refinancing Revolving Facilities and revolving loans drawn thereunder
(the “Specified Refinancing Revolving Loans” and, together with the Specified Refinancing Term
Loans, the “Specified Refinancing Loans”) shall rank pari passu in right of payment with or (at the Borrower’s option) junior to the Obligations, (iii) no Specified Refinancing Amendment may
provide for any Specified Refinancing Facility or any Specified Refinancing Loans to be secured by any Collateral or other assets of any Loan Party that do not also secure the Obligations,
(iv) the Specified Refinancing Facilities will have such pricing, amortization (subject to clause
(vi) below) and optional and mandatory prepayment terms as may be agreed by the Borrower and the applicable Lenders thereof, (v) the maturity date of any Specified Refinancing Revolving
Facility shall be no earlier than, and no scheduled mandatory commitment reduction in respect thereof shall be required prior to, the scheduled maturity date of the Tranche of Revolving Loans being refinanced, (vi) the maturity date and the weighted average life to maturity of any
Specified Refinancing Term Loan Facility shall be no earlier than or shorter than, as the case may be, the scheduled maturity date of the Tranche of Term Loans being refinanced or the remaining weighted average life to maturity of the Term Loans being refinanced, as applicable
(other than an earlier maturity date and/or shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the scheduled maturity date of the Tranche of Term Loans being refinanced or the remaining weighted average life to maturity of the Term Loans being refinanced, as applicable), (vii) the
Net Cash Proceeds of such Specified Refinancing Facility shall be applied, substantially concurrently with the incurrence thereof, to the pro rata prepayment of outstanding Loans being so refinanced (and, in the case of Revolving Loans, a corresponding amount of Revolving Credit
Commitments shall be permanently reduced), in each case pursuant to Section 2.9(a)(iii)(B); and
(viii) the Specified Refinancing Facilities shall not have a principal or commitment amount greater than the Loans or Commitments being refinanced plus the aggregate amount of all fees, premiums and other costs and expenses incurred in connection with such refinancing.
(b)Each request from the Borrower pursuant to this Section 2.24 shall set forth the requested amount and proposed terms of the relevant Specified Refinancing Facility. The
Specified Refinancing Facilities (or any portion thereof) may be made by any existing
Lender or by any other bank or financial institution (any such bank or other financial institution, an “Additional Specified Refinancing Lender”, and the Additional Specified Refinancing Lenders
together with any existing Lender providing Specified Refinancing Facilities, the “Specified
Refinancing Lenders”); provided that if such Additional Specified Refinancing Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved Fund, the consent of the Administrative Agent and (in the case of a Specified Refinancing Revolving
Facility) the consent of any Issuer (in each case, such consent not to be unreasonably withheld or delayed) shall be required (it being understood that any such Additional Specified Refinancing
Lender that is an Affiliated Lender shall be subject to the provisions of Section 11.2(l), mutatis mutandis, to the same extent as if such Specified Refinancing Facilities and related Obligations had been obtained by such Lender by way of assignment).
(c)Specified Refinancing Facilities shall become Facilities under this
Agreement pursuant to a Specified Refinancing Amendment to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower and each applicable Specified
Refinancing Lender. Any Specified Refinancing Amendment may, without the consent of any other Lender, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the provisions of this Section 2.24, in each case on terms consistent with this Section 2.24.
(d)Any loans made in respect of any such Specified Refinancing Facility shall be made by creating a new Tranche. Each Specified Refinancing Facility made available pursuant to this Section 2.24 shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of $5,000,000 in excess thereof (or, such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion). Any Specified
Refinancing Amendment with respect to a Specified Refinancing Revolving Facility may provide for the issuance of Letters of Credit for the account of the Borrower or any Restricted Subsidiary;
provided that no Issuer shall be obligated to provide any such Letters of Credit unless it has consented (in its sole discretion) to the applicable Specified Refinancing Amendment.
(e)The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Specified Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Specified Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary or appropriate to reflect the existence and terms of the Specified Refinancing Facilities incurred pursuant thereto
(including the addition of such Specified Refinancing Facilities as separate “Facilities” and
“Tranches” hereunder and treated in a manner consistent with the Facilities being refinanced, including for purposes of prepayments and voting). Any Specified Refinancing Amendment may, without the consent of any Person other than the Borrower, the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) and the Lenders providing such

Specified Refinancing Facilities, effect such amendments to this Agreement and the other Loan
Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative
Agent and the Borrower, to effect the provisions of this Section 2.24. In addition, if so provided in the relevant Specified Refinancing Amendment and with the consent of each Issuer (not to be unreasonably withheld, delayed or conditioned), participations in Letters of Credit expiring on or after the scheduled maturity date in respect of the respective Tranche of Revolving Loans or
Commitments shall be reallocated from Lenders holding Revolving Commitments to Lenders holding commitments under Specified Refinancing Revolving Facilities in accordance with the terms of such Specified Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding commitments under such
Specified Refinancing Revolving Facilities, be deemed to be participation interests in respect of such commitments under such Specified Refinancing Revolving Facilities and the terms of such participation interests (including the commission applicable thereto) shall be adjusted accordingly.
ARTICLE III
Conditions To Loans And Letters Of Credit
Section 3.1  Conditions Precedent to Initial Term Loans. The obligation of each
Lender to make the Initial Term Loans requested to be made by it and to make Initial Revolving
Loans (if any) on the Closing Date and the obligation of each Issuer to Issue Letters of Credit hereunder shall not become effective until the date (the “Closing Date”) on which each of the following conditions precedent is satisfied or duly waived in accordance with Section 11.1):
(a)Certain Documents. The Administrative Agent shall have received on or prior to the Closing Date substantially concurrently with the satisfaction of the other conditions each of the following, each dated the Closing Date unless otherwise indicated or agreed to by the
Administrative Agent:
(i)this Agreement, duly executed and delivered by Borrower and
Holdings;
(ii)the Guaranty, duly executed and delivered by each Guarantor
(other than Parent);
(iii)the Pledge and Security Agreement, duly executed and delivered by each Loan Party, together with each of the following:
(A)evidence reasonably satisfactory to the Administrative Agent that, upon the filing and recording of instruments delivered on the Closing Date, the Administrative Agent (for the benefit of the applicable Secured Parties) shall have a valid and perfected first priority security interest in the Collateral to the extent provided in the Collateral Documents (subject to Liens on the applicable assets otherwise permitted hereby and thereby), including such documents duly executed by each such Loan Party as the Administrative Agent may request with respect to the perfection of its security interests in the Collateral (including financing statements under the UCC and copyright security agreements suitable for filing with the United States Copyright Office or, with respect to trademarks and patents, notifications and confirmations of grants of

security interest suitable for filing with the United States Patent and Trademark
Office), as the case may be, and other applicable documents with respect to the perfection of Liens created by the applicable Pledge and Security Agreement;
(B)share certificates representing all certificated Pledged Stock being pledged pursuant to such Pledge and Security Agreement, to the extent deliverable, and stock powers for such share certificates executed in blank; and
(C)Combined Affiliate Promissory Notes, and instruments of
transfer for such Combined Affiliate Promissory Notes executed in blank;
(iv)a favorable opinion of (A) Debevoise & Plimpton LLP, special New
York counsel to the Loan Parties as to such matters as reasonably requested by the
Administrative Agent, in form and substance reasonably acceptable to the Administrative
Agent and (B) Richards, Layton & Finger, P.A., special Delaware counsel as to such matters as reasonably requested by the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent;
(v)a certificate dated as of a recent date from the Secretary of State of the jurisdiction of organization of each Loan Party attesting to the good standing of each such Loan Party;
(vi)a copy of the Constituent Document of each Loan Party, certified (if appropriate in such jurisdiction) as of a recent date by the Secretary of State of the state of organization (or other appropriate official) of such Loan Party;
(vii)a certificate of the Secretary or an Assistant Secretary (or other appropriate officer) of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party or other authorized signatory that has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the by-
laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification, (C) the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and
(D) that there have been no changes in the certificate of incorporation (or equivalent
Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to this clause (vii);
(viii)a certificate of the chief financial officer of the Borrower in the form of Exhibit T certifying as to the Solvency, after giving effect to the Transactions of the Borrower and its Subsidiaries on a combined basis;
(ix)a certificate of a Responsible Officer of Borrower certifying that substantially concurrently with the consummation of the Transactions the conditions set forth in Section 3.1(d) have been satisfied or waived; and

(x)a duly executed Notice of Borrowing and, with respect to any Letter of Credit, the Administrative Agent and the applicable Issuer shall have received a duly executed Letter of Credit Request.
(b)The Lenders shall have received audited consolidated balance sheets and related consolidated statements of operations and cash flows of Borrower and its Subsidiaries for the fiscal years ended December 31, 2018 and December 31, 2019. The Administrative Agent
hereby acknowledges receipt of such financial statements.
(c)Fees Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent, the Joint Lead Arrangers and the Lenders, as applicable, all fees required to be paid on or before the Closing Date pursuant to this Agreement and the Fee
Letter.
(d)Transactions. The Existing Credit Facilities Refinancing Date Transactions
shall be consummated substantially concurrently with the Closing Date.
(e)[Reserved].
(f)Other Indebtedness. Immediately following the Transactions, neither
Holdings nor any of its Subsidiaries will have any outstanding third-party debt for borrowed money other than the Facilities, existing Indebtedness listed on Schedule 8.1 or that Holdings has requested to be permitted to remain outstanding with the approval of the Committed Lenders (not to be unreasonably withheld), and, at the option of Holdings, any Financing Leases existing on the Closing Date or otherwise permitted to be incurred and to remain outstanding on the Closing
Date.
(g)Lien Searches. The Administrative Agent shall have received the results of customary lien and judgment searches made with respect to each Loan Party and requested by the
Administrative Agent at least 30 days prior to the Closing Date.
(h)[Reserved].
(i)Patriot Act. The Administrative Agent shall have received at least three
Business Days prior to the Closing Date all documentation and information reasonably requested in writing by the Administrative Agent, at least 10 calendar days prior to the Closing Date, about the Borrower and Guarantors required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the
PATRIOT Act and the CDD Rule.
(j)[Reserved].
Notwithstanding anything to the contrary in Section (a)(iii) above, to the extent any Collateral or any security interest therein (other than the United States pledge and perfection of security interests in pledged certificated stock of the Borrower and its Domestic Subsidiaries (including the delivery of such share certificates) to the extent required under the Collateral Documents and other assets pursuant to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code) is not provided and/or perfected on the Closing Date after the applicable Loan Party’s use of commercially reasonable efforts to do so, the delivery of such

Collateral (and/or the perfection of security interests therein) shall not constitute a condition precedent to the availability of the Facilities on the Closing Date but shall be required to be delivered and perfected after the Closing Date (and in any event, in the case of the delivery and perfection of United States Collateral not otherwise required on the Closing Date, within 90 days after the Closing Date plus any extensions granted by the Administrative Agent in its sole discretion) pursuant to arrangements to be mutually agreed.
Section 3.2  Conditions Precedent to Each Loan and Letter of Credit. The
obligation of each Lender on any date to make any Loan and of each Issuer on any date to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent:
(a)Request for Borrowing or Issuance of Letter of Credit. With respect to any
Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing and, with respect to any Letter of Credit, the Administrative Agent and the applicable Issuer shall have received a duly executed Letter of Credit Request.
(b)Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or Issuance (other than an initial Loan or Issuance pursuant to an Incremental Facility established in connection with a Limited Condition Transaction), both before and after giving effect thereto and, in the case of any such Loan, to the application of the proceeds therefrom:
(i)the representations and warranties set forth in Article IV and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date; and
(ii)no Default or Event of Default shall have occurred and be continuing or would result therefrom.
Each submission by Borrower to the Administrative Agent of a Notice of Borrowing and the
acceptance by such Borrower of the proceeds of each Loan requested therein, and each submission by Borrower to an Issuer of a Letter of Credit Request, and the Issuance of each
Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by
Holdings and Borrower as to the matters specified in clause (b) above on the date of the making of such Loan or the Issuance of such Letter of Credit.
Section 3.3 Determinations of Initial Borrowing Conditions. For purposes of determining compliance with the conditions specified in Section 3.1, each Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the
Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the initial Borrowing or Issuance hereunder specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s Ratable Portion of such
Borrowing.

Section 3.4  Additional Conditions to Issuances. In addition to the other conditions precedent herein set forth, if any Lender becomes, and during the period it remains, a Defaulting
Lender, the Issuers will not be required to Issue any Letter of Credit or to amend any outstanding
Letter of Credit to increase the face amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, except to the extent any exposure that would result therefrom is eliminated or fully covered by the reallocation of the Revolving Credit Commitments of the
Non-Defaulting Lenders or by Cash Collateralization as set forth in Section 2.19 and Section
2.20.
ARTICLE IV
Representations And Warranties
To induce the Lenders, the Issuers and the Administrative Agent to enter into this Agreement, Borrower represents and warrants each of the following to the Lenders, the
Issuers and the Administrative Agent, on and as of the Closing Date, after giving effect to the making of the Loans and the other financial accommodations on the Closing Date, and on and as of each date as required by Section 3.2(b)(i):
Section 4.1  Organization, Good Standing, Power, Etc. Each Loan Party (a) is
validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization except where, with respect to a Loan Party other than the Borrower or any
Subsidiary Guarantor that is a Significant Subsidiary, the failure to be in good standing would not have or reasonably be expected to have a Material Adverse Effect in the aggregate over all such failures, (b) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, except where the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect and (c) is in compliance with its Constituent Documents, except where failure to comply would not be reasonably expected to have a Material Adverse Effect.
Section 4.2  Capitalization of the Loan Parties. Schedule 4.2 sets forth a complete and accurate list showing, as of the Closing Date, all Subsidiaries of Borrower and, as to each such Subsidiary, the jurisdiction of its organization, the number of shares of each class of Stock outstanding and the number and percentage of the outstanding shares of each such class owned
(directly or indirectly) by Borrower.
Section 4.3Corporate Power; Authorization; Enforceable Obligations.
(a)The execution, delivery and performance by each Loan Party of the Loan
Documents to which it is a party and the consummation of the transactions contemplated thereby:
(i)are within such Loan Party’s corporate, limited liability company, partnership or other powers;
(ii)have been or, at the time of delivery thereof pursuant to Article
III will have been duly authorized by all necessary corporate, limited liability, partnership or other similar action, including the consent of shareholders, partners and members where required;

(iii)do not and will not (A) contravene such Loan Party’s or any of its
Restricted Subsidiaries’ respective Constituent Documents in any respect to a Loan Party other than the Borrower or any Subsidiary Guarantor that is a Significant Subsidiary that would reasonably be expected to have a Material Adverse Effect,
(B) violate any other Requirement of Law applicable to such Loan Party (including
Regulations T, U and X of the Federal Reserve Board), or any order or decree of any
Governmental Authority or arbitrator applicable to such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation of such Loan Party or any of its
Restricted Subsidiaries in any respect that would reasonably be expected to have a
Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of such Loan Party or any of its Restricted Subsidiaries, other than those in favor of, or collaterally assigned to, the Secured Parties, as the case may be, pursuant to the Collateral Documents; and
(iv)do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than (A) those that have been or will be, prior to the Closing Date, obtained or made, and each of which on the Closing Date will be in full force and effect, (B) with respect to the
Collateral, filings required to perfect the Liens created by the Collateral Documents and
(C) those the failure of which to obtain could not reasonably be expected to result in a
Material Adverse Effect.
(b)This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms subject only to applicable laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’
rights generally and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.
Section 4.4Financial Statements and Other Information.
(a)the audited consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 2018 and December 31, 2019, and the related audited consolidated statements of operations and cash flows for the years then ended, copies of which have been furnished to the Lenders, fairly present in all material respects the combined financial condition of the Borrower and its Subsidiaries as at such dates and the combined results of the operations of the Borrower and its Subsidiaries for the period ended on such dates in conformity with
GAAP.
(b)As of the Closing Date other than as set forth on Schedule 4.4, no Loan
Party has any material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment that is not reflected in the Financial Statements referred to in Section 3.1(b) above or in the notes thereto or otherwise permitted by this
Agreement.

Section 4.5  Material Adverse Effect. Since December 31, 2019, there has been no
Material Adverse Effect.
Section 4.6  Taxes. To the knowledge of Borrower and other than in respect of any such (i) Taxes that would not, in the aggregate, reasonably be expected to have a Material
Adverse Effect or (ii) Taxes the amount or validity of which are currently being contested in good faith and by appropriate proceedings if adequate reserves have been established on the books of such Agilon Restricted Entity or such Tax Affiliate in conformity with GAAP:
(a)all material U.S. federal, state, local and foreign tax returns, reports and statements required to be filed by each Agilon Restricted Entity or any of its Tax Affiliates have been filed with the appropriate Governmental Authorities and (i) all Taxes shown to be due and payable therein have been paid prior to the date when due and (ii) all Taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other Taxes imposed on it or any of its property by any Governmental Authority; and
(b)no Tax Liens, other than Liens permitted under Section 8.2, have been filed, and no claim is being asserted in writing, with respect to any such Taxes.
Section 4.7Real Property.
(a)As of the Closing Date, Schedule 4.7(a) sets forth a complete list of each real property owned by any Agilon Restricted Entity (each, an “Owned Real Property”) that is a
Material Real Property, and Schedule 4.7(b) sets forth a complete list of all Material Leases.
(b)Each of the Material Leases is in full force and effect except where the failure to be in full force and effect would not reasonably be expected to have a Material Adverse
Effect.
(c)As of the Closing Date, except as disclosed in Schedule 4.7(a), Borrower and its Restricted Subsidiaries have good and valid fee simple title to all Owned Real Properties and all buildings, structures and other improvements located thereon, free and clear of all Liens, other than Liens permitted under Section 8.2, except where the failure to have such title would not reasonably be expected to have a Material Adverse Effect.
(d)As of the Closing Date, except as disclosed in Schedule 4.7(b), either
Borrower or a Restricted Subsidiary thereof has a valid, binding and enforceable leasehold interest in and to the properties and (to the extent provided for under the terms of the applicable
Material Leases) all buildings, structures or other improvements located thereon pursuant to such
Material Leases, free and clear of all Liens, except Liens permitted under Section 8.2, except where the failure to have such interest would not reasonably be expected to have a Material
Adverse Effect.
(e)All of the buildings, fixtures and improvements included on or in any
Material Real Property or any property subject to a Material Lease are in satisfactory condition and repair for the continued use of such Material Real Property or such property subject to a
Material Lease, as applicable, in the ordinary course of business consistent with past practices, except where the failure of such condition and repair would not reasonably be expected to have a
Material Adverse Effect.

Section 4.8[Reserved].
Section 4.9  Intellectual Property Rights. Except as set forth on Schedule 4.9, the
Loan Parties own or otherwise have the legal right to use all United States patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, trade secrets, know-how and other intellectual property rights that are material to the business of Borrower and its Restricted Subsidiaries as currently conducted, taken as a whole, except in each case for those circumstances where the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect, and to each Loan Party’s knowledge no current use of the foregoing intellectual property by Borrower or any of its Restricted Subsidiaries infringes upon, misappropriates or dilutes any intellectual property rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened against any Loan Party, except in each case for those circumstances where such use, claim or litigation would not be reasonably expected to have a
Material Adverse Effect.
Section 4.10Litigation.
(a)No litigation, investigation or proceeding of or before any arbitrator or
Governmental Authority is pending or, to the knowledge of Borrower, threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of their respective properties or revenues, (x) except as described on Schedule 4.10, which is so pending or threatened at any time on or prior to the Closing Date and relates to any of the Loan Documents or any of the transactions contemplated thereby or (y) which would be reasonably expected to have a Material
Adverse Effect.
(b)The performance by any Agilon Restricted Entity of its obligations under any Loan Document is not restrained or enjoined (either temporarily, preliminarily or permanently) by any order, judgment, decree or other determination of any Governmental
Authority.
Section 4.11Compliance with Law; Authorizations.
(a)Each Agilon Restricted Entity (i) is in compliance with all applicable
Requirements of Law except where the failure to be in compliance would not, in the aggregate over all such failures, have a Material Adverse Effect and (ii) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for the ownership, operation and conduct of its assets and business, except for licenses, permits, consents, approvals or filings that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate over all such failures, have a Material Adverse Effect.
(b)To the knowledge of Holdings and Borrower, there are no Requirements of
Law applicable to any Agilon Restricted Entity the compliance with which by such Agilon
Restricted Entity, as the case may be, would have a Material Adverse Effect in the aggregate over all such compliances.

Section 4.12Environmental Matters.
(a)The Agilon Entities currently have all Environmental Permits required for the conduct of their business and have for the past three years been in compliance with such
Environmental Permits and the other requirements of Environmental Laws, except for non-compliance or the failure to have a Permit which would not reasonably be expected to result, in a Material Adverse Effect. All of such Environmental Permits are in full force and effect, and there are no Environmental Claims pending or, to the knowledge of Holdings and Borrower, threatened which could result in the revocation, cancellation or suspension of any such Permits, except where such revocation, cancellation or suspension would not reasonably be expected to result in a Material Adverse Effect.
(b)None of the Agilon Restricted Entities has received any written notice from any Governmental Authority or other third party with respect to any violation of or any liability
(including any liability with respect to a Release) as of the date on which this representation is given or repeated under any Environmental Laws that, in either case, or would reasonably be expected to result in a Material Adverse Effect.
(c)No real property owned or leased by any of the Agilon Restricted Entities contains or, to the knowledge of Holdings and Borrower, has ever contained any underground storage tanks, surface impoundments, pits, sumps, septic tanks or lagoons containing any
Contaminant, the presence of which are in violation of Environmental Laws or in relation to which Releases have occurred, which violation or Release would reasonably be expected to result in a Material Adverse Effect.
(d)None of the Agilon Restricted Entities has received any written notice, claim, or request for information relating to any third-party location or waste disposal site alleging that any Agilon Restricted Entity is or may be liable to any Person or Governmental
Authority in connection with Environmental Matters relating to or arising from any such location or site and, to the knowledge of Holdings and Borrower, there are no circumstances that are reasonably likely to lead to the service of any such written notice, except where such notice, claim or request for information would not reasonably be expected to result in a Material
Adverse Effect.
(e)No Contaminant has been Released by any of the Agilon Restricted Entities or, to the knowledge of Borrower, by any other party, at any of the real property owned or leased by any of the Agilon Restricted Entities in violation of Environmental Laws or in relation to which Remedial Actions are or would be required, which in either case, would reasonably be expected to have resulted in a Material Adverse Effect.
(f)As of the Closing Date, no Environmental Lien has attached to any Material
Real Property of any Agilon Restricted Entity, and to the knowledge of Holdings and Borrower, no facts, circumstances or conditions exist that would reasonably be expected to result in any
Environmental Lien attaching to any such property, other than those that would not reasonably be expected to have a Material Adverse Effect.
(g)To the knowledge of Holdings and Borrower, except as disclosed to the
Lender, there are no facts, circumstances or conditions arising out of or relating to the operations or ownership of each Agilon Restricted Entity or of real property owned, operated or leased by each Agilon Restricted Entity or any of its Subsidiaries that would result in Environmental
Liabilities and Costs other than those that would not reasonably be expected to have a Material
Adverse Effect.
(h)Borrower has made available to the Administrative Agent copies of all environmental, health or safety audits, studies, assessments, inspections, investigations or other environmental health and safety reports identifying issues that would reasonably be expected to have a Material Adverse Effect relating to the operations of each Agilon Restricted Entity or any real property of any of them, that are in the possession, custody or control of each Agilon
Restricted Entity as of the Closing Date.
Section 4.13Labor Matters.
(a)There are no strikes, work stoppages, slowdowns or lockouts pending or threatened against or involving any Agilon Restricted Entity, other than those that, in the aggregate over all such strikes, work stoppages, slowdowns or lockouts, would not have a
Material Adverse Effect.
(b)Except as set forth on Schedule 4.13(b), there are no unfair labor practices, grievances or complaints pending, or, to any Agilon Restricted Entity’s knowledge, threatened, against or involving any Agilon Restricted Entity, nor, to the knowledge of Borrower, are there any arbitrations or grievances threatened involving any Agilon Restricted Entity, in each case, that could reasonably be expected to result in a Material Adverse Effect.
(c)Except as set forth on Schedule 4.13(c), as of the Closing Date, there is no collective bargaining agreement covering any employee of any Agilon Restricted Entity.
Section 4.14ERISA Matters.
(a)Schedule 4.14 separately identifies as of the Closing Date all Title I Plans, material Foreign Plans and all Multiemployer Plans.
(b)Except as would not reasonably be expected to have a Material Adverse
Effect, (i) each Plan intended to be qualified under Section 401(a) of the Code, or applicable law and the trust (if any) forming a part thereof, has received a favorable determination letter from the IRS (if applicable) and, to the knowledge of Borrower, there are no existing circumstances or events that would be expected to adversely affect the qualified status of any plan and (ii) each
Title IV Plan is in compliance with applicable provisions of ERISA, the Code and other
Requirements of Law.
(c)No ERISA Event has occurred, nor is any ERISA Event reasonably expected to occur, other than those that, in the aggregate, would not have a Material Adverse Effect.
(d)There are no Unfunded Pension Liabilities, except for such liabilities that, in the aggregate, would not have a Material Adverse Effect.
(e)Each Foreign Plan of Holdings, Borrower or any of their Subsidiaries is in compliance with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan, except as, in the aggregate, would not have a Material

Adverse Effect. With respect to each Foreign Plan, none of Holdings, Borrower, any of their
Subsidiaries or any of their Affiliates or any of their respective directors, officers, employees or agents has engaged in a transaction which would subject Holdings, Borrower or any of their
Subsidiaries, directly or indirectly, to penalty which, individually or in the aggregate, could reasonably be expected to result in a material liability to an Agilon Restricted Entity. With respect to each Foreign Plan, reserves have been established in the financial statements furnished to Lenders in respect of any Unfunded Pension Liabilities to the extent required by applicable law or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Plan is maintained.
Section 4.15Full Disclosure.
(a)As of the Closing Date, the written information (other than the Projections and information of a general economic or general industry nature) that has been made available by or on behalf of each Loan Party to the Lenders in connection with the negotiation of any Loan
Document or included therein or delivered pursuant thereto, taken as a whole, was, when furnished, correct in all material respects and did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made (after giving effect to all supplements thereto at or prior to the making of such representation).
(b)As of the Closing Date, the Projections that have been made available by or on behalf of each Loan Party to the Lenders in connection with the negotiation of any Loan
Document or included therein or delivered pursuant thereto have been prepared in good faith based upon assumptions that such Loan Party believed to be reasonable at the time made and at the time the related Projections were made available to the Lenders; it being understood that the
Projections were as to future events and are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material.
Section 4.16 Use of Proceeds. The proceeds of the Initial Term Loans made on the
Closing Date will be used solely to finance the Existing Credit Facilities Refinancing Date
Transactions and the other Transactions, including payment of the Promissory Note at the times, and in the amounts, specified therein and fees and expenses relating thereto. The Revolving
Credit Facility may be used for any of the foregoing purposes or to provide working capital from time to time for Borrower and its Subsidiaries, capital expenditures and for any other purposes not prohibited by this Agreement.
Section 4.17 Margin Regulations. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of
Regulation U of the Federal Reserve Board), and no proceeds of any Borrowing will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the
Federal Reserve Board.
Section 4.18 Investment Company Act; Other Regulations. Borrower is not an
“investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act.  Borrower is not subject to regulation under any

Federal or State statute or regulation (other than Regulation X of the Federal Reserve Board)
which limits its ability to incur Indebtedness as contemplated hereby.
Section 4.19 Solvency. As of the Closing Date, after giving effect to the consummation of the Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.
Section 4.20 Insurance. All material policies of insurance (including all self insurance arrangements) of any kind or nature of each Agilon Restricted Entity, including policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers’ compensation and employee health and welfare insurance, are in full force and effect and, in the aggregate, are of a nature and provide such coverage as is sufficient and as is customarily carried by businesses of the size and character of such Person. As of the
Closing Date, no Agilon Restricted Entity has been refused insurance for any material coverage for which it had applied or had any policy of insurance terminated (other than at its request).
Section 4.21  No Default. Since the Closing Date, no Default or Event of Default has
occurred and is continuing.
Section 4.22 Patriot Act. As of the Closing Date, (a) the Borrower and each of its
Subsidiaries is in compliance, in all material respects, with the Patriot Act.
Section 4.23  Anti-Corruption Laws and Sanctions. The Borrower, its Subsidiaries
and (to Borrower’s knowledge) their respective directors and officers are in compliance with
Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors or officers is a Sanctioned Person. No use of proceeds of any Borrowing or Letter of
Credit will knowingly be used in violation of Anti-Corruption Laws or applicable Sanctions.
ARTICLE V
Financial Covenant
Borrower agrees with the Lenders, each Issuer and the Administrative Agent to the following as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:
Section 5.1  Maximum Leverage Ratio. The Borrower shall not permit the Leverage
Ratio as of the last day of each Financial Covenant Period for which Financial Statements have been (or have been required to be) delivered under Section 6.1 to exceed the ratio set forth opposite the then applicable date set forth below:

Date	Leverage Ratio
Fiscal Quarter ending March 31, 2021 and until (and including) the Fiscal Quarter ending September 30, 2022	4.00 to 1.00

Fiscal Quarter ending December 31, 2022 and until (and including) the Fiscal Quarter ending September 30, 2023	3.00 to 1.00
Fiscal Quarter ending December 31, 2023 and until (and including) the Fiscal Quarter ending September 30, 2024	5.00 to 1.00
Fiscal Quarter ending December 31, 2024 and until (and including) the Fiscal Quarter ending September 30, 2025	4.25 to 1.00
Fiscal Quarter ending December 31, 2025 and for all subsequent Fiscal Quarters	3.50 to 1.00
Section 5.2~~[Reserved].~~
Minimum Total Cash. The Borrower shall not permit Total
Cash as of the end of each Business Day to be less than $50,000,000 at any time.
Section 5.3  Minimum Liquidity. Commencing with the Fiscal Quarter ending
March 31, 2021 and until the occurrence of a Qualifying Threshold IPO (but excluding any
Fiscal Quarter ending thereafter), the Borrower shall not (i) permit Liquidity as of the last day of each such Fiscal Quarter to be less than $50,000,000 and (ii) permit the amount of Revolving
Availability as of the last day of each such Fiscal Quarter to be less than $10,000,000.
ARTICLE VI
Reporting Covenants
Borrower agrees with the Lenders, each Issuer and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:
Section 6.1Financial Statements.Borrower shall furnish to the Administrative
Agent, on behalf of the Lenders, a copy of each of the following:
(a)Quarterly Reports. Within 50 days after the end of the first three Fiscal
Quarters of each Fiscal Year (or such longer period as would be permitted by the SEC if the
Borrower or Holdings (or any Parent Entity) were then subject to SEC reporting requirements as a non-accelerated filer) beginning with the Fiscal Quarter ending March 31, 2021, financial information regarding the Borrower and its Subsidiaries consisting of (A) consolidated unaudited balance sheets as of the end of each quarter and (B) the related statements of operations for such quarter and for that portion of the Fiscal Year ending as of the close of such quarter and cash flow for that portion of the Fiscal Year ending as of the close of such quarter, certified by a
Responsible Officer of Borrower as fairly presenting the consolidated financial condition of
Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments and the absence of comparable balance sheets or figures for the corresponding period in the prior Fiscal Year) together with a management’s discussion and analysis of financial information (which need not be prepared in accordance with
Item 303 of Regulation S-K of the Securities Act). Notwithstanding the foregoing, the obligations in this Section 6.1(a) may be satisfied with respect to financial information of
Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of Holdings
(or any Parent Entity) or (B) Borrower’s, or Holdings’ (or any Parent Entity’s), as applicable, quarterly report on Form 10-Q filed with the SEC; provided that, with respect to each of clauses
(A) and (B), to the extent such information relates to Holdings (or a Parent Entity) and Holdings
(or such Parent Entity) has material operations separate and apart from its ownership of the
Borrower, such information is accompanied by information that explains in reasonable detail (as determined by Borrower in good faith) the differences between the information relating to
Holdings (or such Parent Entity), on the one hand, and the information relating to Borrower and its Subsidiaries on a standalone basis, on the other hand.
(b)Annual Reports. Within 100 days after the end of each Fiscal Year (or such longer period as would be permitted by the SEC if the Borrower or Holdings (or any Parent
Entity) were then subject to SEC reporting requirements as a non-accelerated filer) beginning with the Fiscal Year ending December 31, 2020, a copy of the consolidated balance sheet of the
Borrower as at the end of such year and the related consolidated statements of operations, equity and cash flows for such year, setting forth, commencing with the financial statements for the
Fiscal Year ending December 31, 2020, in each case, in comparative form, the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (provided that such report may contain a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, if such qualification or exception arises solely with respect to, results from or arises on account of (i) an upcoming Maturity Date hereunder or any other Indebtedness Incurred in compliance with this Agreement, (ii) any potential or actual inability to satisfy any financial maintenance covenant included in this Agreement or any other Indebtedness of the Borrower or its Subsidiaries or (iii) the activities, operations, financial results, assets or liabilities of any
Unrestricted Subsidiary), by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing. Notwithstanding the foregoing, the obligations in this Section 6.1(b) may be satisfied with respect to financial information of Borrower and its
Subsidiaries by furnishing (A) the applicable financial statements of any Parent Entity or (B) the
Borrower’s, or Holdings’ (or any Parent Entity’s), as applicable, annual report on Form 10-K filed with the SEC; provided that, with respect to each of clauses (A) and (B), (1) to the extent such information relates to Holdings (or a Parent Entity) and Holdings (or such Parent Entity)
has material operations separate and apart from its ownership of the Borrower, such information is accompanied by information that explains in reasonable detail (as determined by Borrower in good faith) the differences between the information relating to Holdings (or such Parent Entity), on the one hand, and the information relating to Borrower and its Subsidiaries on a standalone basis, on the other hand and (2) to the extent such information is in lieu of information required to be provided pursuant to this Section 6.1(b), such materials are accompanied by an opinion of
Ernst & Young LLP or other independent registered public accounting firm of nationally recognized standing, which opinion shall not be qualified as to the scope of audit or as to
Holdings (or such Parent Entity) and its Subsidiaries as a going concern (provided that such report may contain a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, if such qualification or exception arises solely with respect to, results from or arises on account of (i) an upcoming Maturity Date hereunder or any other

Indebtedness Incurred in compliance with this Agreement, (ii) any potential or actual inability to satisfy any financial maintenance covenant included in this Agreement or any other Indebtedness of the Borrower or its Subsidiaries or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary).
(c)Compliance Certificate. (A) Together with each delivery of any Financial
Statement pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of Borrower in substantially the form of Exhibit W or such other form as may be agreed between the Borrower and the Administrative Agent (each, a “Compliance Certificate”) (i) commencing with the Fiscal
Quarter ending March 31, 2021 showing in reasonable detail the calculations used in determining the Leverage Ratio and demonstrating compliance with the financial covenants contained in
Article V that are tested on a quarterly basis; (ii) showing the name of each Subsidiary that first qualified as a Loan Party during such Financial Covenant Period; (iii) in connection with each delivery of a Financial Statement pursuant to clause (b) above for the Fiscal Year ending
December 31, 2022 and each Fiscal Year ending thereafter, if the Leverage Ratio as of the last day of such Fiscal Year was greater than or equal to 2.50 to 1.00, showing in reasonable detail the calculations used in determining Excess Cash Flow for the most recently completed Fiscal Year;
(iv) if the Available Amount was applied during such period, showing the Available Amount as of the end of such period; and (v) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action which Borrower proposes to take with respect thereto. and (B) in addition to the delivery requirements set forth in the immediately preceding clause (A), from and after the Third Amendment Effective Date, no later than twelve Business Days following the last day of each fiscal month of the Borrower, a Compliance Certificate setting forth Total Cash as of the last day of the most recently ended fiscal month of the Borrower.
(d)Budget. for so long as a Qualifying IPO has not been consummated, within
100 days after the end of the Fiscal Year of the Borrower, commencing with the Fiscal Year ended December 31, 2020, the annual budget of the Borrower and its Subsidiaries on a consolidated basis for the current Fiscal Year approved by the Board of Directors of Borrower, showing each Fiscal Quarter for the current Fiscal Year.
Section 6.2  Default Notices. As soon as practicable, and in any event within five
Business Days after a Responsible Officer of Borrower has actual knowledge of the existence of any Default, Event of Default or other event that could reasonably be expected to result in a
Material Adverse Effect, Borrower shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business
Day. The Administrative Agent shall promptly notify the Lenders of any notices of Default or
Event of Default received pursuant to this Section 6.2.
Section 6.3  Litigation. Promptly after a Responsible Officer of Borrower has actual knowledge thereof, Borrower shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign
Governmental Authority or arbitrator, affecting any Agilon Restricted Entity that (i) seeks injunctive or similar relief or (ii) in the reasonable judgment of Borrower, exposes the Agilon
Restricted Entities to liability, in each case, such that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect.

Section 6.4[Reserved].
Section 6.5  ERISA Matters. Borrower shall furnish the Administrative Agent each of the following: (a) promptly and in any event within 30 days after Borrower or any ERISA
Affiliate knows or has reason to know that any ERISA Event or Foreign Benefit Event has occurred that could reasonably be expected to result in a material liability to an Agilon Restricted
Entity, written notice describing such event; (b) promptly and in any event within 30 days after
Borrower or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan, a written statement of a Responsible Officer of Borrower describing such waiver request and the action, if any, Borrower and any ERISA Affiliate propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto; and (c) concurrently on the date on which Borrower or any ERISA Affiliate files a notice of intent to terminate any Title IV Plan if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, a copy of each notice.
Section 6.6  Environmental Matters. Borrower shall provide to the Administrative
Agent promptly and in any event within ten days of a Responsible Officer of Borrower learning of any of the following which would be reasonably likely to result in a Material Adverse Effect in any one Fiscal Year, written notice of each of the following:
(a)that any Agilon Restricted Entity is or may be liable to any Person as a result of a Release or threatened Release;
(b)the receipt by any Agilon Restricted Entity of notification that any Owned
Real Property located within the United States is or is reasonably likely to be subject to any
Environmental Lien;
(c)the receipt by any Agilon Restricted Entity of any notice of violation or potential liability under, or actual knowledge by Borrower that there exists a condition reasonably expected to result in a violation of or liability under, any Environmental Law;
(d)the commencement of any judicial or administrative proceeding or investigation alleging a violation of or liability under any Environmental Law; and
(e)any proposed action by any Agilon Restricted Entity or the enactment or promulgation of any change in Environmental Laws that, in the aggregate over all such actions or changes, have a reasonable likelihood of requiring any Agilon Restricted Entity to obtain any additional material Environmental Permits or make additional material capital improvements to obtain compliance with Environmental Laws.
Section 6.7  Other Information. Borrower shall provide the Administrative Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of Borrower or any of its Restricted Subsidiaries as the
Administrative Agent or the Requisite Lenders (or, in the case of information of the type provided under Section 3.1(i), any Lender) through the Administrative Agent may from time to time reasonably request.

ARTICLE VII Affirmative
Covenants
Borrower agrees with the Lenders, each Issuer and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:
Section 7.1  Preservation of Corporate Existence, Etc. Borrower shall, and shall cause each of its Restricted Subsidiaries to, preserve and maintain its legal existence, rights and privileges, except as permitted by Sections 8.3, 8.4 and 8.6(a); provided that this Section 7.1 shall not apply to any Immaterial Subsidiary; provided, further, that any Restricted Subsidiary of
Borrower shall not be required to maintain any such rights or privileges if the failure to do so would not reasonably be expected to have a Material Adverse Effect.
Section 7.2  Compliance with Laws, Etc. Borrower shall, and shall cause each of its
Restricted Subsidiaries to, comply with all applicable Requirements of Law, Contractual
Obligations and Permits, except where the failure so to comply would not, in the aggregate over all such failures, have a Material Adverse Effect.
Section 7.3[Reserved].
Section 7.4  Payment of Taxes, Etc. Borrower shall, and shall cause each of its
Restricted Subsidiaries to, pay and discharge before the same shall become delinquent, all taxes, except where (a) the amount or validity thereof is currently being contested in good faith, by appropriate proceedings and adequate reserves therefor have been established on the books of
Borrower, the appropriate Restricted Subsidiary or any Parent Entity in conformity with GAAP or (b) the failure to comply with the covenants in this Section 7.4 would not, in the aggregate over all such failures, reasonably be expected to have a Material Adverse Effect.
Section 7.5  Maintenance of Insurance. Borrower shall use commercially reasonable efforts to (a) maintain for, or cause to be maintained by, each of its Restricted
Subsidiaries insurance with responsible and reputable insurance companies or associations in such amounts (after giving effect to any self insurance) and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower or such Restricted Subsidiary operates and, in any event, all insurance required by any Collateral Documents and (b) to use commercially reasonable efforts to (i) provide advance written notice to the Administrative Agent of any material addition in amount or material change in coverage, (ii) cause all such insurance to name the Administrative
Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate and
(iii) to provide that no cancellation shall be effective until after 30 days’ written notice thereof to the Administrative Agent; provided that, unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall turn over to Borrower any amounts received by it as loss payee under any casualty insurance maintained by Borrower or its Restricted Subsidiaries, the disposition of such amounts to be subject to the provisions of Section 2.9, and, unless an
Event of Default shall have occurred and be continuing, the Administrative Agent agrees that
Borrower and/or the applicable Loan Party shall have the sole right to adjust or settle any claims under such insurance.

Section 7.6Access.
(a)Borrower shall from time to time, permit the Administrative Agent and the
Lenders, or any agents or representatives thereof, within a reasonable time after written notification of the same during normal business hours to (a) examine and make abstracts from the records and books of account of Borrower and each of its Restricted Subsidiaries, (b) other than following the occurrence of an Event of Default that is continuing, not more than once in any
Fiscal Year visit the properties of Borrower and such Restricted Subsidiaries, (c) discuss the affairs, finances and accounts of Borrower and each of its Restricted Subsidiaries with any of their respective officers or directors and (d) communicate directly with any certified public accountants (including Borrower’s Accountants); provided that representatives of Borrower may be present during any such examinations, visits, discussions and communications. Borrower and each of its Restricted Subsidiaries shall authorize its certified public accountants (including
Borrower’s Accountants) to disclose to the Administrative Agent or any Lender any and all
financial statements, as the Administrative Agent or any Lender reasonably requests from
Borrower or any of such Restricted Subsidiaries. Notwithstanding anything to the contrary, none of the Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the
Administrative Agent or the Lenders (or their respective representatives) is prohibited by
Requirement of Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.
(b)During the course of the above-described visits, inspections, examinations and discussions, representatives of the Administrative Agent and the Lenders may encounter individually identifiable healthcare information as defined under the Administrative
Simplification (including privacy and security) regulations promulgated pursuant to the Health
Insurance Portability and Accountability Act of 1996, as amended (collectively, “HIPAA”), or other confidential information relating to healthcare patients whether protected under HIPAA or otherwise (collectively, the “Confidential Healthcare Information”). The Borrower or any
Restricted Subsidiary shall, consistent with HIPAA’s “minimum necessary” provisions, permit such disclosure of Confidential Healthcare Information to representatives of the Administrative
Agent or the Lenders for their “healthcare operations” purposes only to the extent permissible under applicable laws, regulations or ordinances intended to protect the privacy rights of healthcare patients, including, without limitation, HIPAA and its “minimum necessary”
provision. Unless otherwise required by law, the Administrative Agent, the Lenders and their respective representatives shall not require or perform any act that would cause the Borrower or any of its Subsidiaries to violate any laws, regulations or ordinances intended to protect the privacy rights of healthcare patients, including, without limitation, HIPAA.
Section 7.7 Keeping of Books. Borrower shall, and shall cause its Restricted
Subsidiaries to keep, proper books of record and account, in a manner to allow the financial statements to be prepared in accordance with GAAP or, in the case of a Foreign Subsidiary, such other applicable generally accepted accounting principles, of all financial transactions and the assets and business of Holdings, Borrower and each such Restricted Subsidiary.
Section 7.8  Maintenance of Properties, Etc. Borrower shall, and shall cause each of its Restricted Subsidiaries to, maintain and preserve (a) in good working order and condition
(subject to ordinary wear and tear) all of its properties necessary in the conduct of its business and (b) all rights, permits, licenses, approvals and privileges (including all material Permits)
necessary in the conduct of its business, except where failure to so maintain and preserve the items set forth in clauses (a) and (b) above would not, in the aggregate over all such failures, have a Material Adverse Effect.
Section 7.9  Application of Proceeds. Borrower shall use proceeds of the Initial
Term Loans as provided in Section 4.16.
Section 7.10 Environmental. Borrower shall, and shall cause each of its Restricted
Subsidiaries to: (a) (i) comply in all material respects with, and require compliance in all material respects by all tenants, subtenants, contractors, and invitees with, all applicable
Environmental Laws; (ii) obtain, comply substantially with and maintain all Environmental
Permits necessary for its operations as conducted; and (iii) require that all tenants, subtenants, contractors, and invitees obtain, comply substantially with and maintain any and all
Environmental Permits necessary for their operations as conducted, with respect to any property leased or subleased from, or operated by Borrower or its Restricted Subsidiaries. For purposes of this Section 7.10(a), noncompliance with the foregoing provisions shall not constitute a breach of this covenant; provided that, upon learning of any actual or suspected noncompliance, Borrower and any such affected Restricted Subsidiary shall promptly undertake and diligently pursue reasonable efforts, if any, to achieve compliance; provided, further, that in any case such noncompliance would not reasonably be expected to result in a Material Adverse Effect; and
(b) comply, in all material respects, with all orders and directives of all Governmental
Authorities regarding Environmental Laws, other than such orders or directives (i) as to which the failure to comply would not reasonably be expected to result in a Material Adverse Effect or
(ii) as to which: (x) appropriate reserves have been established in accordance with GAAP; (y) an appeal or other appropriate contest is or has been timely and properly taken and is being diligently pursued in good faith; and (z) if the effectiveness of such order or directive has not been stayed, the failure to comply with such order or directive during the pendency of such appeal or contest would not reasonably be expected to give rise to a Material Adverse Effect.
Without changing the effect of the foregoing, Borrower or any Restricted Subsidiary of Borrower shall, at its own cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release at or affecting any Material Real Property that constitutes Collateral
(a) conduct or pay for consultants to conduct, any appropriate tests or assessments of environmental conditions at such operations or properties, including the investigation and testing of subsurface conditions, if appropriate (subject to requirements under applicable leases to obtain the consent of any lessor thereunder) and (b) take or allow such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental
Authority requires or as is appropriate and consistent with good business practice to address the
Release or event and otherwise ensure compliance with Environmental Laws.
Section 7.11  Additional Collateral and Guaranties. To the extent not delivered to the Administrative Agent on or before the Closing Date, Borrower shall, and shall cause each of its Restricted Subsidiaries to, promptly do each of the following:
(a)with respect to any Domestic Subsidiary (other than any Excluded
Subsidiary) as of the Closing Date, subject to the last paragraph in Section 3.1 and any limitations imposed by any Requirement of Law, execute and deliver to the Administrative Agent such Collateral Documents and amendments to the Collateral Documents as the Administrative
Agent deems necessary or reasonably advisable in order to grant to the Administrative Agent, for the benefit of the applicable Secured Parties, a perfected first priority security interest (as and solely to the extent provided in the Pledge and Security Agreement and subject to Liens on the applicable assets otherwise permitted hereby) in such Subsidiary’s assets, Stock and Stock
Equivalents and debt Securities representing (x) obligations owing under each Combined
Affiliate Promissory Note and any other loan agreement or note between the Borrower or any of its Restricted Subsidiaries and a Related Corporation and (y) intercompany Indebtedness having a principal amount of $5,000,000 or greater that are evidenced by a note; provided that notwithstanding the foregoing, such actions shall not be required to the extent that Borrower and the Administrative Agent reasonably determine that the costs or other consequences to Borrower or its Subsidiaries of complying with any requirement in this clause (a) are excessive in view of the benefits to be obtained by the Secured Parties, giving due regard to all relevant circumstances at the time of such determination;
(b)subject to the last paragraph in Section 3.1, deliver to the Administrative
Agent the certificates (if any) representing such Stock and Stock Equivalents and debt Securities, representing (x) obligations owing under each Combined Affiliate Promissory Note and any other loan agreement or note between the Borrower or any of its Restricted Subsidiaries and a
Related Corporation and (y) intercompany Indebtedness having a principal amount of $5,000,000 or greater that are evidenced by a note, together with (i) in the case of such certificated Stock and
Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of such certificated debt Securities, endorsed in blank, in each case executed and delivered by a
Responsible Officer of Holdings, Borrower or such Subsidiary, as the case may be;
(c)with respect to any Person that becomes a Domestic Subsidiary (other than
(x) any Excluded Subsidiary and (y) a Subsidiary that will be (and, unless the Administrative
Agent shall otherwise agree in its sole discretion, within 90 days following its creation or acquisition, is) converted into a Related Professional Corporation in a manner consistent with past practices or in the ordinary course of business) after the Closing Date, subject to any limitations imposed by any Requirement of Law, cause such Subsidiary (i) to become a party to the Guaranty and the applicable Collateral Documents and (ii) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the applicable Secured Parties a perfected security interest in the Collateral described in the applicable Collateral Documents with respect to such Subsidiary, including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by any Requirement of Law or as may be
reasonably requested by the Administrative Agent; provided that such actions shall not be required to the extent that, Borrower and the Administrative Agent reasonably determine that the costs or other consequences to Borrower or its Subsidiaries of complying with any requirement in this clause (c) are excessive in view of the benefits to be obtained by the Secured Parties, giving due regard to all relevant circumstances at the time of such determination;
(d)notwithstanding anything to contrary in this Agreement, (A) the foregoing requirements shall be subject to the terms of any Intercreditor Agreement or any Other
Intercreditor Agreement and, in the event of any conflict with such terms, the terms of such
Intercreditor Agreement or Other Intercreditor Agreement, as applicable, shall control, (B) no security interest or lien is or will be granted pursuant to any Loan Document or otherwise in any right, title or interest of any of Holdings, Borrower or any of its Subsidiaries in, and “Collateral”
shall not include, any Excluded Asset (as defined in the Pledge and Security Agreement), (C) no
Loan Party or any Affiliate thereof shall be required to take any action in any non-U.S.
jurisdiction or required by the laws of any non-U.S. jurisdiction in order to create any security interests in assets located or titled outside of the U.S. or to perfect any security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), (D) to the extent not automatically perfected by filings under the Uniform Commercial Code of each applicable jurisdiction, no Loan Party shall be required to take any actions in order to perfect any security interests granted with respect to any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts, securities accounts, but excluding Stock and Stock Equivalents and debt Securities required to be delivered pursuant to Section 7.11(b) above), and (E) nothing in this Section 7.11 shall require that any Subsidiary grant a Lien with respect to any property or assets in which such
Subsidiary acquires ownership rights to the extent that the Borrower and the Administrative
Agent reasonably determine in writing that the costs or other consequences to Holdings,
Borrower or any of its Subsidiaries of the granting of such a Lien is excessive in view of the benefits that would be obtained by the Secured Parties;
(e)if at any time the aggregate amount of EBITDA or Consolidated Total
Assets attributable to all Immaterial Subsidiaries exceeds 5.0% of EBITDA of Borrower and its
Restricted Subsidiaries for any such period or 5.0% of Consolidated Total Assets of Borrower and its Restricted Subsidiaries as of the end of any Fiscal Year, Borrower shall no later than 60 days following the delivery of Financial Statements for such period designate sufficient
Immaterial Subsidiaries as Material Subsidiaries to eliminate such excess, and such designated
Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries.
Section 7.12 Real Property. If, at any time after the Closing Date, any Loan Party acquires a fee interest in any Material Real Property; subject to any limitations imposed by any
Requirement of Law, then Borrower shall promptly notify Administrative Agent thereof and, upon request of the Administrative Agent, within 90 days (or such longer period as
Administrative Agent may reasonably approve), Borrower shall cause the applicable Loan Party to (A) execute, deliver and record a first priority Mortgage in proper form for recording in the applicable jurisdiction (subject to Liens on the applicable Material Real Property otherwise permitted hereby) in favor of the Administrative Agent on behalf and for the ratable benefit of the applicable Secured Parties covering such Material Real Property, (B) provide the
Administrative Agent with a mortgagee’s title insurance policy covering such Material Real
Property in an amount equal to the purchase price of such Material Real Property and evidence of payment of the premium due with respect to such mortgagee title insurance policy, (C) provide a survey thereof sufficient for the title company to delete the standard survey exception in the title policy and provide customary zoning and survey-related coverage and endorsements under the mortgagee title insurance policy delivered pursuant to clause (B) above, (D) provide local counsel enforceability opinions with respect thereto and (E) provide such other agreements, documents and instruments, including flood certificates and evidence of flood insurance as the
Administrative Agent deems reasonably necessary or reasonably advisable to confirm compliance with the Flood Program, each of clauses (B) through (E) being in form and substance reasonably satisfactory to the Administrative Agent and to be subject only to (x) Liens permitted under Section 8.2 and (y) such other Liens as the Administrative Agent may reasonably approve;
provided that, notwithstanding anything to the contrary in this Section 7.12, (1) no Loan Party shall be required to take any action pursuant to this Section 7.12 that would reasonably be expected to result in any material adverse tax consequences to Holdings, Borrower or any of its
Restricted Subsidiaries as reasonably determined by Borrower and with the consent of the
Administrative Agent (such consent not to be unreasonably withheld), and (2) no Material Real
Property of any Foreign Subsidiary shall be required to be pledged to secure, or to directly or indirectly provide security for, any Obligation of Borrower.

Section 7.13[Reserved].
Section 7.14  Accounting Changes; Fiscal Year. Borrower shall not, nor shall it permit any Restricted Subsidiary to, change its (a) accounting treatment and reporting practices, except as permitted by GAAP or any Requirement of Law or (b) Fiscal Year except upon 60 days prior written notice to the Administrative Agent of such change of Fiscal Year.
Section 7.15 Lender Calls. No later than 30 days following delivery of the annual financial statements pursuant to Section 6.1(b) or any quarterly financial statement pursuant to
Section 6.1(a), the Borrower shall hold an update call (which call shall take place on a Business
Day selected by the Borrower) with a Responsible Officer of the Borrower and the Lenders to
discuss the financial position, financial performance and cash flows of the Borrower and its
Restricted Subsidiaries for the period covered by the applicable financial statements (such call, the “Lender Call”); provided, however, that if the Borrower is holding a conference call open to the public to discuss such results, the Borrower will not be required to hold a separate Lender
Call for the Lenders; and provided, further, that, upon notice to the Administrative Agent, the
Borrower may postpone a Lender Call for a period of time not to exceed 60 days, if the Board of
Directors or senior management of the Borrower reasonably determine that there is a valid business purpose for the postponement.
Section 7.16 Post Closing Matters. Borrower shall, and shall cause each of its
Restricted Subsidiaries to, satisfy the requirements set forth on Schedule 7.16 on or before the date set forth opposite such requirement or such later date as consented to by the Administrative
Agent in its sole discretion.
Section 7.17  Cash and Cash Equivalents. On and after the date that is sixty (60)
days following the Third Amendment Effective Date, Borrower shall, and shall cause each of its
Restricted Subsidiaries to, maintain all of its Cash and Cash Equivalents (other than Cash
Collateral used to Cash Collateralize any Letters of Credit, which may be held on deposit with any Issuer) on deposit with the Administrative Agent.
ARTICLE VIII
NEGATIVE COVENANTS
Borrower agrees with the Lenders, each Issuer and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:
Section 8.1  Indebtedness. Borrower shall not, and shall not permit any of its
Restricted Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following:
(a)(i) the Secured Obligations (but in the case of Secured Obligations under
Hedging Contracts, to the extent entered into in the ordinary course of business and not for speculative purposes) and (ii) Permitted Debt Exchange Notes;
(b)Indebtedness of Borrower or any of its Restricted Subsidiaries in the form of (x) secured loans or notes ranking junior to the Liens securing the Facilities and

(y) unsecured loans or notes; provided that (i) the Net Cash Proceeds from the incurrence of such
Indebtedness is applied to prepay the Term Loans in accordance with Section 2.9(a)(iii), (ii) the principal amount of such Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Term Loans being prepaid (plus accrued interest, any premium and reasonable commission, fees and expenses), (iii) such Indebtedness has a stated maturity that is after the Latest Maturity Date, (iv) such Indebtedness has a weighted average life to maturity, at the time of issuance or incurrence, of not less than the remaining weighted average life of the
Term Loans being prepaid, (v) if incurred pursuant to clause (x) above, such Indebtedness is subject to the Intercreditor Agreement or Other Intercreditor Agreement, as applicable and
(vi) such Indebtedness shall not be guaranteed by any Person other than the Guarantors or be secured by an assets of the Borrower or any Restricted Subsidiary;
(c)Indebtedness of Borrower or any of its Restricted Subsidiaries in the form of (x) secured loans or notes ranking junior to the Liens securing the Facilities and
(y) unsecured loans or notes; provided that (i) (A) immediately after giving effect to each issuance of such Indebtedness pursuant to clause (x) and the use of proceeds thereof (or on the date of the initial commitment to lend such additional amount after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness), the Secured Leverage Ratio of
Borrower as at the last day of the most recent Financial Covenant Period for which Financial
Statements have been delivered pursuant to Section 6.1 calculated on a Pro Forma Basis would not exceed 3.50 to 1.00 (it being understood that if pro forma effect is given to the entire committed amount of such Indebtedness on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause (i)(A)) and (B) immediately before giving effect to each issuance of such Indebtedness pursuant to clause (y) and the use of proceeds thereof (or on the date of the initial commitment to lend such additional amount after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness), the
Leverage Ratio of Borrower as at the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 calculated on a Pro
Forma Basis would not exceed (1) at any time prior to a Qualifying Threshold IPO, 4.00 to 1.00,
(2) at any time following a Qualifying Threshold IPO, but prior to October 1, 2023, 4.00 to 1.00 or (3) at any time following Qualifying Threshold IPO, but on or after October 1, 2023, 4.50 to
1.00 (it being understood that if pro forma effect is given to the entire committed amount of such
Indebtedness on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause (i)(B)), (ii) any such Indebtedness in the form of term loans or notes, at the time of issuance or incurrence, shall not have a stated maturity date earlier than the Latest
Maturity Date (other than, an earlier maturity date for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide a stated maturity earlier than the
Latest Maturity Date), (iii) any such Indebtedness in the form of term loans or notes, at the time of issuance or incurrence, shall have a weighted average life of not less than the remaining weighted average life of the Tranche of Term Loans having the Latest Maturity Date (other than
(1) a shorter weighted average life to maturity for customary bridge financing, which, subject to customary conditions, would either be converted into or required to be exchanged for permanent financing which does not provide for a shorter weighted average life to maturity than the Tranche of Term Loans having the Latest Maturity Date or (2) pursuant to an escrow or similar arrangement), (iv) any such Indebtedness in the form of revolving Indebtedness shall have a stated maturity date at least the Scheduled Termination Date and shall have no mandatory or scheduled commitment reductions prior to the Scheduled Termination Date, (v) if incurred pursuant to clause (x) above, such Indebtedness (A) is subject to the Intercreditor Agreement or
Other Intercreditor Agreement and (B) shall not be secured by any lien on any asset of the
Borrower or any of its Subsidiaries that does not also secure the Facilities or be guaranteed by any Person other than the Guarantors and (vi) if such Indebtedness shall not be guaranteed by any Person other than the Guarantors;
(d)(x) the Promissory Note, (y) the Arawak Facility and (z) other Indebtedness existing on the Closing Date, disclosed on Schedule 8.1 (in each case, together with any renewal, extension, refinancing or refunding pursuant to clause (j)(i) below);
(e)Guaranty Obligations:
(i)incurred by an Agilon Restricted Entity in respect of Indebtedness of a Loan Party that is permitted by this Section 8.1; provided that Guaranty Obligations in respect of Indebtedness permitted pursuant to Section 8.1(a), (b), (c), (j)(ii) and (q)(x)
shall be permitted only to the extent that such Guaranty Obligations are incurred by Loan
Parties;
(ii)incurred by a Loan Party (other than Holdings) in respect of
Indebtedness of a Non-Loan Party or a Permitted Joint Venture to the extent the amount of such Guaranty Obligation would be permitted as an Investment under Section 8.3(e);
provided that the aggregate outstanding amount of such Indebtedness permitted under this clause (e)(ii), together with the aggregate amount of Permitted Intercompany
Transactions pursuant to clause (c)(i)(y) of such definition, shall not exceed at any time the greater of $27,000,000 and 5.2% of ~~Consolidated Total Assets;~~EBITDA of the
Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial
Covenant Period for which Financial Statements have been delivered pursuant to Section
6.1, calculated on a Pro Forma Basis after giving effect to such Indebtedness;
(iii)incurred by a Non-Loan Party in respect of Indebtedness of another
Non-Loan Party that is permitted by this Section 8.1;
(iv)incurred by an Agilon Restricted Entity in respect of Indebtedness of any Person (other than a primary obligor that is an Agilon Restricted Entity) up to a maximum aggregate outstanding principal amount which shall not exceed at any time the greater of $13,500,000 and 2.6% of Consolidated Total Assets;EBITDA of the Borrower
and its Restricted Subsidiaries as of the last day of the most recent Financial Covenant
Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such Indebtedness;
(v)incurred in connection with sales or other dispositions permitted under Section 8.4, including indemnification obligations with respect to leases, and guarantees of collectability in respect of Accounts Receivable or notes receivable for up to face value;
(vi)consisting of accommodation guarantees for the benefit of trade creditors of Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(vii)in respect of Investments expressly permitted by Section 8.3(m),
(n), or (t);
(viii)in respect of third-party loans and advances to officers or employees of any Parent Entity, Holdings, Borrower or any of its Restricted Subsidiaries
incurred in the ordinary course of business permitted under Section 8.3(k); and
(ix)incurred by an Agilon Restricted Entity in respect of real or personal property leased by Borrower or any of its Subsidiaries up to a maximum aggregate outstanding amount which shall not exceed at any time the greater of
$13,500,000 and 2.6% of ~~Consolidated Total Assets;~~EBITDA of the Borrower and its
Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such Indebtedness;
provided that if any Indebtedness referred to in clauses (i), (ii) and (iv) above is subordinated in right of payment to the Obligations or to any Liens securing the Collateral, then any corresponding Guaranty Obligations shall be subordinated to substantially the same extent.
(f)Financing Lease Obligations and purchase money Indebtedness incurred by
Borrower or a Restricted Subsidiary of Borrower to finance the acquisition, leasing, construction or improvement of fixed assets; provided that (i) any such purchase money debt is incurred no later than 270 days after the applicable acquisition, lease, construction or improvement and (ii)
the aggregate principal amount of all such Financing Lease Obligations and purchase money
Indebtedness (together with any renewal, extension, refinancing or refunding pursuant to clause
(j)(i) below) outstanding at any time shall not exceed at any time the greater of
$30,000,000 and 6.0% of Consolidated Total Assets;EBITDA of the Borrower and its Restricted
Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial
Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such Indebtedness;
(g)(A) Indebtedness of a Special Purpose Entity incurred at any time on or after
October 1, 2023 under a Securitization Facility; provided that (1) such Indebtedness is not recourse to any other Agilon Restricted Entity or the assets of any Agilon Restricted Entity, in each case that is not a Securitization Subsidiary (other than with respect to Special Purpose
Financing Undertakings), (2) in the event such Indebtedness shall become recourse to any such
Agilon Restricted Entity (other than with respect to Special Purpose Financing Undertakings), such Indebtedness will be deemed to be, and must be classified by Borrower as, incurred at such time to the maximum extent of such recourse under one or more of the other provisions of this
Section 8.1 for so long as such Indebtedness shall be so recourse, (3) in the event that at any time thereafter such Indebtedness shall comply with the provisions of the preceding subclause (1),
Borrower may classify such Indebtedness in whole or in part as incurred under this Section
8.1(g)(A), and (4) the payment of principal and interest in respect of such Indebtedness is not guaranteed by any other Agilon Restricted Entity and (B) Indebtedness of Borrower or any
Restricted Subsidiary of Borrower incurred at any time on or after October 1, 2023 in connection with any recourse factoring or similar arrangements relating to the collection of Accounts
Receivable permitted hereunder (any Indebtedness incurred pursuant to this clause (B) and clause (A) above, a “Permitted Receivables Financing”); provided that the aggregate outstanding principal amount of the Indebtedness under clauses (A) and (B) above, collectively, shall not exceed $25,000,000 at any time;
(h)Indebtedness of Foreign Subsidiaries of Borrower in support of working capital needs; provided that the aggregate outstanding principal amount of the Indebtedness under this Section 8.1(h), together with any renewal, extension, refinancing or refunding pursuant to clause (j)(i) below, shall not exceed, at any time, the greater of $15,000,000 and 3.0% of
~~Consolidated Total Assets;~~EBITDA of the Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such
Indebtedness;
(i)Indebtedness of Borrower or any of its Restricted Subsidiaries representing deferred compensation to employees of Borrower or any of its Restricted Subsidiaries;
(j)renewals, extensions, refinancings and refundings of Indebtedness (in whole or in part) permitted by:
(i)clause (d)(y), (f), (h) or (q)(y) above or this clause (j)(i); provided that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount (or accreted value, if applicable)
of Indebtedness being renewed, extended, refinanced or refunded, (plus accrued interest, any premium and reasonable commission, fees and expenses), (B) such Indebtedness has a weighted average maturity no shorter than the remaining weighted average maturity of the Indebtedness so renewed, extended, refinanced or refunded and
(C) such Indebtedness is not incurred or guaranteed by any Person who is not an obligor with respect to the Indebtedness to be renewed or who could not have been a guarantor of the Indebtedness to be renewed when initially incurred; and
(ii)clauses (a)(ii), (b), (c) or (q)(x) hereof or this clause (j)(ii); provided that (A) any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount (or accreted value, if applicable)
of Indebtedness being renewed, extended, refinanced or refunded (plus accrued interest, any premium and reasonable commission, fees and expenses), (B) if a Default or Event of
Default has occurred and is continuing and the Indebtedness that is renewed, extended, refinanced or refunded was Subordinated Indebtedness, then the renewal, extensions, refinancing, refunding must be Subordinated Indebtedness (C) such Indebtedness has (x)
a stated maturity date that is not earlier than the earlier of (i) the Latest Maturity Date and
(ii) stated maturity date of the Indebtedness that is renewed, extended, refinanced or refunded (or, if earlier, the Latest Maturity Date) and (y) a weighted average life, at the time of issuance or incurrence, of not less than the remaining weighted average life of the Indebtedness that is renewed, extended, refinanced or refunded (or, if earlier, the weighted average life of the Tranche of Term Loans having the Latest Maturity Date) and
(D) such Indebtedness is not incurred or guaranteed by any Person who is not an obligor with respect to the Indebtedness to be renewed, extended, refinanced or refunded or who could not have been a guarantor of the Indebtedness to be renewed, extended, refinanced or refunded when initially incurred;

(k)Indebtedness of any Agilon Restricted Entity to any other Agilon Entity to the extent the Investment in such Indebtedness is permitted under Section 8.3(e);
(l)Indebtedness of Borrower or a Restricted Subsidiary of Borrower arising under any performance or surety bond entered into in the ordinary course of business;
(m)Indebtedness in respect of any letters of credit issued in favor of any Issuer to support any Defaulting Lender’s participation in Letters of Credit as provided for in Section 3.4, in each case to the extent not exceeding the maximum amount of such participations;
(n)Indebtedness incurred in the ordinary course of business or consistent with past practice under any agreement pursuant to which a Person provides cash management services or financial accommodations to an Agilon Restricted Entity (including any Cash
Management/Letter of Credit Obligations) and Indebtedness incurred under any Hedging
Contracts to the extent entered into in the ordinary course of business and not for speculative purposes;
(o)[Reserved];
(p)[Reserved];
(q)(x) Indebtedness of Borrower or any of its Restricted Subsidiaries incurred to finance the purchase price of, or (y) Indebtedness of Borrower or any of its Restricted
Subsidiaries assumed in connection with, any Permitted Acquisition; provided that (i) in the case of subclause (x) above (A) such Indebtedness is unsecured, or secured by Liens ranking junior to the Liens securing the Facilities, (B) immediately after giving effect to the incurrence of such
Indebtedness and use of proceeds thereof (or on the date of the initial commitment to lend such additional amount after giving pro forma effect to the incurrence of the entire committed amount of such Indebtedness) (x) the Leverage Ratio of Borrower would be (1) at any time prior to a
Qualifying Threshold IPO, equal to or less than 4.00 to 1.00 or (2) at any time following a
Qualifying Threshold IPO equal to or less than 4.50 to 1.00 or (y) the Leverage Ratio of
Borrower would be equal to or less than it was immediately prior to the incurrence of such
Indebtedness, in each case, on a Pro Forma Basis determined for the most recent Financial
Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 (it being understood that if pro forma effect is given to the entire committed amount of such
Indebtedness on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause (B)), (C) any such Indebtedness in the form of term loans or notes, at the time of issuance or incurrence, shall have a stated maturity date of at least the Latest Maturity
Date (other than (1) an earlier maturity date for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide a stated maturity earlier than the Latest Maturity
Date or (2) pursuant to an escrow or similar arrangement), (D) any such Indebtedness in the form of term loans or notes, at the time of issuance or incurrence, shall have a weighted average life of not less than the remaining weighted average life of the Tranche of Term Loans having the Latest
Maturity Date (other than (1) a shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be converted into or required to be exchanged for permanent financing which does not provide for a shorter weighted average life to maturity than the Tranche of Term Loans having the Latest Maturity Date or (2) pursuant to an escrow or similar arrangement), (E) any such Indebtedness in the form of revolving Indebtedness shall have a stated maturity date of at least the Scheduled Termination Date and shall have no mandatory or scheduled commitment reductions prior to the Scheduled Termination Date (other than, an earlier maturity date or earlier mandatory or scheduled commitment reduction for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide a stated maturity earlier than the Scheduled Termination Date), (F) if such Indebtedness is secured, such Indebtedness is subject to the Intercreditor Agreement or an Other Intercreditor
Agreement, as applicable and (G) Indebtedness incurred by Restricted Subsidiaries that are not
Subsidiary Guarantors shall not exceed the greater of $10,000,000 and 5.2% of ~~Consolidated~~
~~Total Assets and~~EBITDA of the Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such Indebtedness and (ii) if such Indebtedness is being assumed under subclause (y) above, (A) such Indebtedness shall not have been incurred by any party in contemplation of such Permitted Acquisition and
(B) immediately after giving effect to the incurrence of such Indebtedness and use of proceeds thereof (x) the Leverage Ratio of Borrower would be (1) at any time prior to a Qualifying
Threshold IPO, equal to or less than 4.00 to 1.00 or (2) at any time following a Qualifying
Threshold IPO, equal to or less than 4.50 to 1.00 or (y) the Leverage Ratio of Borrower would be equal to or less than it was immediately prior to the assumption of such Indebtedness, in each case, on a Pro Forma Basis determined for the most recent Financial Covenant Period for which
Financial Statements have been delivered pursuant to Section 6.1;
(r)Indebtedness of Borrower or any of its Restricted Subsidiaries incurred to finance insurance premiums in the ordinary course of business;
(s)Indebtedness of Borrower or any of its Restricted Subsidiaries arising from the honoring of a check, draft or similar instrument against insufficient funds; provided that such
Indebtedness is extinguished within five Business Days of its incurrence;
(t)Indebtedness of Borrower or any of its Restricted Subsidiaries in respect of
Financing Leases which have been funded solely by Investments of Borrower and its Restricted
Subsidiaries permitted by Section 8.3(r);
(u)Indebtedness of Borrower or any of its Restricted Subsidiaries arising in connection with industrial development or revenue bonds or similar obligations secured by property or assets leased to and operated by Borrower or such Restricted Subsidiary that were issued in connection with the financing or refinancing of such property or assets; provided that the aggregate principal amount of such Indebtedness outstanding at any time shall not exceed (i)
at any time prior to a Qualifying Threshold IPO, $10,000,000 or (ii) at any time following a
Qualifying Threshold IPO, $25,000,000;
(v)Indebtedness of Borrower or any of its Restricted Subsidiaries in respect of any Sale and Leaseback Transaction to the extent permitted by Section 8.4(c);
(w)Indebtedness of Borrower or any of its Restricted Subsidiaries in respect of obligations evidenced by bonds, debentures, notes or similar instruments issued as payment-
in-kind interest payments in respect of Indebtedness otherwise permitted under this Section 8.1;

(x)accretion of the principal amount of Indebtedness of Borrower or any of its
Restricted Subsidiaries otherwise permitted under this Section 8.1 issued at any original issue discount;
(y)other Indebtedness of Borrower or any of its Restricted Subsidiaries not
exceeding (i) at any time prior to October 1, 2023, the greater of $30,000,000 and 5.8% of
Consolidated Total Assets of Borrower (at the time of incurrence) at any time outstanding or (ii)
at any time on or after October 1, 2023, the greater of $50,000,000 and 10.0% of ~~Consolidated~~
~~Total Assets~~EBITDA of the Borrower (at the time of incurrence) at any time outstanding;and its
Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which
Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma
Basis after giving effect to such Indebtedness;
(z)Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations (including contingent earn-out obligations)
incurred in connection with any disposition permitted hereunder, any acquisition or other purchase of assets or Stock permitted hereunder, and Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance of the Borrower or any such Restricted Subsidiary pursuant to such agreements;
(aa) (A) Indebtedness of the Borrower or any Restricted Subsidiary to any
Related Corporation, incurred consistent with past practices or in the ordinary course of business, pursuant to or in connection with Related Corporation Contracts, (B) Guarantees by the
Borrower or any Restricted Subsidiary of Indebtedness or any other obligation or liability of any
Related Corporation, incurred consistent with past practices or in the ordinary course of business, pursuant to or in connection with Related Corporation Contracts, (C) without limiting Section
8.2, Indebtedness of the Borrower or any Restricted Subsidiary arising by reason of any Lien granted by or applicable to such Person securing Indebtedness of any Related Corporation, incurred consistent with past practices or in the ordinary course of business, pursuant to or in connection with Related Corporation Contracts, and (D) Indebtedness of the Borrower or any
Restricted Subsidiary in respect of letters of credit, banker's acceptances or other similar instruments or obligations, issued, or relating to liabilities or obligations incurred on behalf of any Related Corporation, incurred consistent with past practices or in the ordinary course of business, pursuant to or in connection with Related Corporation Contracts; and
(bb)  Indebtedness incurred in the ordinary course of business or consistent with past practice arising from letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments issued for the account of the Borrower or any of the Borrower’s
Restricted Subsidiaries or Related Corporations; provided that the aggregate outstanding amount of Indebtedness permitted under this clause (bb) (other than in respect of such letters of credit, bank guaranties, surety bonds, performance bonds or instruments secured pursuant to Section
8.2(w)) shall not exceed (i) at any time prior to a Qualifying Threshold IPO, $25,000,000 or (ii)
at any time following a Qualifying Threshold IPO, $50,000,000.
For purposes of determining compliance with this Section 8.1, in the event that any Indebtedness meets the criteria of more than one of the types of Indebtedness described in clauses (a) through
(bb) above, Borrower, in its sole discretion, shall classify such item of Indebtedness and may include the amount and type of such Indebtedness in one or more of such clauses (including in part under one such clause and in part under another such clause).

Section 8.2  Liens, Etc. Borrower shall not, and shall not permit any of its Restricted
Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, except for the following Liens:
(a)Liens created pursuant to the Loan Documents or otherwise securing, directly, or indirectly, the Secured Obligations, including Liens on cash or deposits granted in favor of an Issuer to cash collateralize any Defaulting Lender’s participation in Letters of Credit as provided for in Section 3.4, in each case to the extent not exceeding the maximum amount of such participations;
(b)Liens existing on the Closing Date and disclosed on Schedule 8.2;
(c)Customary Permitted Liens;
(d)purchase money Liens granted by Borrower or any of its Subsidiaries
(including the interest of a lessor under a Financing Lease and Liens to which any property is subject at the time, on or after the Closing Date, of Borrower or such Subsidiary’s acquisition thereof) securing Indebtedness permitted under Section 8.1(f) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such
Financing Lease; provided that individual financings otherwise permitted to be secured hereunder provided by one Person (or its affiliates) may be cross collateralized to other such financings provided by such Person (or its affiliates);
(e)any Lien securing the renewal, extension, refinancing or refunding of any
Indebtedness secured by any Lien permitted by clause (b) or (d) above, clause (f), (m) or (r)
below, or this clause (e); provided that (i) such renewal, extension, refinancing or refunding is made without any change in the class or category of assets or property subject to such Lien and no such Lien is extended to cover any additional assets or property (it being understood that any improvements, accessions, proceeds, dividends or distributions in respect of the assets or property subject to such Lien shall not be considered as additional assets or property for purposes of this clause (e)) and (ii) such Liens are in respect of Indebtedness of Borrower and its
Restricted Subsidiaries permitted by Section 8.1(j) and that the principal amount of such
Indebtedness is not increased except as permitted by Section 8.1(j);
(f)Liens securing Indebtedness permitted under Section 8.1(g) to the extent secured by Securitization Assets of a Special Purpose Entity;
(g)(i) leases, licenses and subleases or sublicenses granted to other Persons in the ordinary course of business which do not secure any Indebtedness (other than any obligation that is Indebtedness solely as a result of the operation of clause (f) of the definition thereof) and
(ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or Permit held by Borrower or any of its Restricted Subsidiaries or by a statutory provision to terminate any such lease, license, franchise, grant or Permit or to require periodic payments as a condition to the continuance thereof;
(h)Liens in favor of lessors securing operating leases permitted hereunder;
(i)statutory or common law Liens or rights of setoff of depository banks or securities intermediaries with respect to Deposit Accounts, Securities Accounts or other funds of

Borrower or any Restricted Subsidiary maintained at such banks or intermediaries, including to secure fees and charges in connection with returned items or the standard fees and charges of such banks or intermediaries in connection with the Deposit Accounts, Securities Accounts or other funds maintained by Borrower or such Restricted Subsidiary at such banks or intermediaries (but not any Indebtedness for borrowed money owing by Borrower or such
Restricted Subsidiary to such banks or intermediaries);
(j)Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Borrower or its Restricted Subsidiaries in the ordinary course of business;
(k)Liens securing Indebtedness of Holdings, Borrower and its Restricted
Subsidiaries permitted by Section 8.1(t);
(l)Liens on the property or assets described in Section 8.1(u) in respect of
Indebtedness of Borrower and its Restricted Subsidiaries permitted by Section 8.1(u);
(m)Liens securing Indebtedness of Borrower and its Restricted Subsidiaries
permitted by Section 8.1(q)(y) assumed in connection with any Permitted Acquisition; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming an Agilon Restricted Entity, (ii) such Lien does not extend to cover any other assets or property
(other than the proceeds, improvements, accessions, dividends or products thereof and after-acquired property subjected to a Lien pursuant to terms existing at the time of such acquisition, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and
(iii) such Lien shall be created no later than the later of the date of such acquisition or the date of the assumption of such Indebtedness;
(n)any encumbrance or restriction (including put and call agreements) with respect to the Stock or Stock Equivalents of any joint venture or similar arrangement pursuant to the joint venture or similar agreement with respect to such joint venture or similar arrangement;
(o)Liens on intellectual property, including any foreign patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, trade secrets, technology, know-how, processes or other intellectual property rights;
provided that such Liens result from the granting of licenses in the ordinary course of business to or from any Person to use such intellectual property or such foreign patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, trade secrets, technology, know-how, processes or other intellectual property rights, as the case may be;
(p)Liens in respect of Guaranty Obligations permitted under Section 8.1(e)
relating to Indebtedness otherwise permitted under Section 8.1, to the extent Liens in respect of such Indebtedness are permitted under this Section 8.2;
(q)Liens not otherwise permitted by the other clauses of this Section 8.2 securing obligations or other liabilities of Borrower or any of its Restricted Subsidiaries;
provided that the aggregate outstanding amount of all such obligations and liabilities secured by such Liens shall not exceed the greater of $20,250,000 and 3.9% of ~~Consolidated Total Assets of~~
~~Borrower (at the time of incurrence) at any time;~~EBITDA of the Borrower and its Restricted

Subsidiaries as of the last day of the most recent Financial Covenant Period for which Financial
Statements have been delivered pursuant to Section 6.1;
(r)Liens on property of any Foreign Subsidiary of Borrower in respect of
Indebtedness of such Subsidiary permitted by Section 8.1(h);
(s)Liens in respect of Indebtedness of Borrower and its Restricted Subsidiaries
permitted by Section 8.1(a)(ii), (b),(c)(x) and (q)(x), and in respect of any renewal, extension, refinancing of such Indebtedness pursuant to Section 8.1(j)(ii), so long as in each case such
Indebtedness (to the extent secured) and Liens are to the extent secured subject to the
Intercreditor Agreement;
(t)Liens on assets subject to a Sale and Leaseback Transaction in respect of
Indebtedness permitted pursuant to Section 8.1(v);
(u)Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(v)Liens securing Indebtedness permitted under Section 8.1(aa)(C) and (D);
provided that such Liens are limited to Liens on cash and Cash Equivalents; and
(w)Liens securing Indebtedness permitted under Section 8.1(bb); provided that such Liens are limited to Liens on cash and Cash Equivalents (other than proceeds of Revolving
Loans) and such cash and Cash Equivalents shall not constitute Unrestricted Cash.
For purposes of determining compliance with this Section 8.2, in the event that any Lien meets the criteria of more than one of the types of Liens described in clauses (a) through (w) above,
Borrower, in its sole discretion, shall classify such Lien and may include the amount and type of such Lien in one or more of such clauses (including in part under one such clause and in part under another such clause).
Section 8.3  Investments. Borrower shall not, and shall not permit any of its
Restricted Subsidiaries to, directly or indirectly make or maintain any Investment except for the following:
(a)Investments existing on the Closing Date and disclosed on Schedule 8.3, including intercompany loans, and Subsidiaries existing on the Closing Date as disclosed on
Schedule 4.2;
(b)Investments by Borrower or any of its Restricted Subsidiaries in cash and
Cash Equivalents;
(c)Investments by Borrower or any of its Restricted Subsidiaries in accounts, payment intangibles and chattel paper (each as defined in the UCC), notes receivable, extensions of trade credit and similar items arising or acquired in the ordinary course of business;
(d)Investments received in settlement of amounts due to Holdings, Borrower or any Restricted Subsidiary of Borrower effected in the ordinary course of business;

(e)any Investment to the extent qualifying as a Permitted Intercompany
Transaction;
(f)any Guaranty Obligations permitted under Section 8.1(e);
(g)any Investment constituting a Permitted Acquisition, including any
Investment in the form of a capital contribution or intercompany Indebtedness among the Agilon
Entities (other than any Securitization Subsidiary) for the purpose of consummating a Permitted
Acquisition;
(h)[Reserved];
(i)Investments made in connection with the Transactions;
(j)[Reserved];
(k)loans or advances made to officers or employees of any Parent Entity or
Holdings, Borrower or any of its Subsidiaries and Guaranty Obligations of Holdings, Borrower
or any of its Restricted Subsidiaries in respect of obligations of employees of any Parent Entity or Holdings, Borrower or any of its Subsidiaries, (i) in respect of travel, entertainment or moving related expenses incurred in the ordinary course of business, (ii) in respect of moving related expenses incurred in connection with any closing or consolidation of any Facility, or (iii) in the ordinary course of business and (in the case of this clause (iii)) in an aggregate amount which does not exceed $5,000,000 at any time; provided that with respect to any employee of any
Parent Entity, no such loans or advances shall be permitted unless the activities of such employee relate primarily to Borrower and its Subsidiaries;
(l)Investments in (i) a Special Purpose Entity made in connection with establishing a Securitization Facility and (ii) a Securitization Subsidiary; provided that the proceeds of any such Investment are not used by such Securitization Subsidiary for any other
Investment;
(m)any Investment constituting a Permitted Joint Venture, including any
Investment in the form of an capital contribution or intercompany Indebtedness among Agilon
Entities (other than any Securitization Subsidiary) for the purpose of consummating a Permitted
Joint Venture;
(n)loans and advances to Management Investors in connection with the purchase by such Management Investors of Stock or Stock Equivalents of Holdings or any Parent
Entity (so long as Holdings or such Parent Entity, as applicable, applies an amount equal to the net cash proceeds of such purchases to, directly or indirectly, make capital contributions to, or purchase Stock or Stock Equivalents of Borrower or applies such proceeds to pay Holdings or
Parent Entity expenses) of up to $5,000,000 outstanding at any one time;
(o)Investments of Borrower and its Restricted Subsidiaries under Hedging
Contracts made in the ordinary course of business and not for speculative purposes;

(p)Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or otherwise described under the definition of Customary Permitted Liens;
(q)Investments representing non-cash consideration received by Borrower or any of its Restricted Subsidiaries in connection with any Disposition;
(r)Investments in industrial development or revenue bonds or similar obligations secured by property or assets leased to and operated by Borrower or any of its
Restricted Subsidiaries that were issued in connection with the financing or refinancing of such property or assets, so long as Borrower or any such Restricted Subsidiary may obtain title to such property or assets at any time by optionally canceling such bonds or obligations, paying a nominal fee and terminating such financing transaction;
(s)Investments representing evidences of Indebtedness, securities or other property received from another Person by Borrower or any of its Restricted Subsidiaries in
connection with any bankruptcy proceeding or other reorganization of such other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange for evidences of
Indebtedness, securities or other property of such other Person held by Borrower or any of its
Restricted Subsidiaries; provided that any such securities or other property received by Borrower or any other Loan Party is pledged to the Administrative Agent for the benefit of the Lenders pursuant to the ~~Security~~Collateral Documents to the extent required by Section 7.11;
(t)Investments by Borrower or any of its Restricted Subsidiaries in an
aggregate amount at any time not exceeding the greater of $20,250,000 and 3.9% of
Consolidated Total Assets of Borrower (at the time ofEBITDA of the Borrower and its
Restricted Subsidiaries as of the last day of the most recent Financial Covenant Period for which
Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma
Basis after giving effect to such Investment);
(u)any Investment in an amount that does not exceed the Available Amount immediately prior to the time of the making of such Investment; provided that no Event of
Default pursuant to Section 9.1(a), Section 9.1(b), or Section 9.1(f) has occurred and is continuing or would result therefrom;
(v)any Investment to the extent not exceeding the Available Excluded
Contribution Amount immediately prior to the time of the making of such Investment; provided that no Event of Default pursuant to Section 9.1(a), (b), or (f) has occurred and is continuing or would result therefrom; and
(w)loans and advances to and other Investments in Related Corporations
(a) made on a basis consistent with past practices or made in the ordinary course of business, pursuant to or in connection with Related Corporation Contracts, including obtaining letters of credit on behalf of Related Corporations or (b) in connection with the acquisition of, or
Investment in, any Person that becomes a Related Corporation (promptly following such acquisition or Investment), in any such case by the Related Corporation in which such loans, advances or other Investments were made in or to on a basis consistent with past practices or made in the ordinary course of business, including the entry into applicable Related Corporation
Contracts in connection therewith.

For purposes of determining compliance with this Section 8.3, (a) in the event that any
Investment meets the criteria of more than one of the types of Investments described in clauses
(a) through (w) above, Borrower, in its sole discretion, shall classify such item of Investment and may include the amount and type of such Investment in one or more of such clauses (including in part under one such clause and in part under another such clause) and (b) the amount of any
Investment outstanding at any time under Sections 8.3(k)(iii), (m), (n), (t), and (u) shall be the original cost of such Investment, reduced (at Borrower’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment; provided that to the extent that the amount of Investments outstanding at any time pursuant to Section 8.3(u) is so reduced by any portion of any such amount or value that would otherwise be included in the calculation of Available Amount pursuant to clause (b), (e) or
(f) of the definition thereof, such portion of such amount or value shall not be so included.
Notwithstanding any provision to the contrary elsewhere in this Agreement, the consummation of any transaction (whether by way of sale, conveyance, transfer, or other disposition, and whether in a single transaction or series of related transactions) that results in the transfer of Material

Intellectual Property from the Borrower or any Restricted Subsidiary to an Unrestricted
Subsidiary shall not constitute an Investment permitted under this Section 8.3.
Section 8.4  Sale of Assets. Borrower shall not, and shall not permit any of its
Restricted Subsidiaries to, sell, convey, transfer, lease, sublease or otherwise dispose of, any of their respective assets or any interest therein (including the sale or factoring at maturity or collection of any account) to any Person, or permit or suffer any other Person to acquire any interest in any of their respective assets or issue or sell any shares of such Subsidiary’s Stock or
Stock Equivalent (each, a “Disposition”), except for the following:
(a)the Disposition of any property or assets in the ordinary course of business consistent with past practices;
(b)(i) the Disposition by Borrower or any of its Restricted Subsidiaries of
equipment or inventory that has become obsolete, damaged or condemned or is replaced in the ordinary course of business and (ii) the sale or discount without recourse of past due Accounts
Receivable or past due notes receivable, or the conversion or exchange of such Accounts
Receivable into or for notes receivable, in connection with the compromise or collection thereof in the ordinary course of business;
(c)the Disposition of assets or property in connection with any Sale and
Leaseback Transaction to the extent the aggregate Fair Market Value (as of the date on which a legally binding commitment for such Disposition was entered into) of all such assets and properties covered by sale and leaseback transactions permitted by this clause (c) would not exceed (i) at any time prior to a Qualifying Threshold IPO, $15,000,000 or (ii) at any time following a Qualifying Threshold IPO, $25,000,000;
(d)(i) the abandonment or other Disposition of patents, patent applications, trademarks, trademark applications or other intellectual property that are, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the conduct of the business of Borrower and its Restricted Subsidiaries taken as a whole and (ii) assignments and licenses, including sublicenses, of intellectual property of Borrower or any of its Restricted
Subsidiaries in the ordinary course of business or in connection with a Permitted Joint Venture;

(e)subject to any restrictions set forth in Section 8.6(a), any Disposition by
Borrower or any of its Restricted Subsidiaries to Borrower or any Wholly-Owned Subsidiary of
Borrower other than Dispositions in the ordinary course of business under clause (a) above;
provided that in the case of any Disposition from a Loan Party to a Non-Loan Party, the aggregate consideration received in connection with such Disposition shall not exceed
$15,000,000;
(f)(i) any Financing Disposition and (ii) the sale or factoring at maturity or collection of any Accounts Receivable, in each case for the Fair Market Value (as of the date on which a legally binding commitment for such Disposition was entered into) thereof;
(g)any assignment, sale or other disposition of payment intangibles more than
90 days past due made in connection with the collection of such delinquent payment intangibles;
(h)any other Disposition (not otherwise permitted by this Section 8.4) for Fair
Market Value (as of the date on which a legally binding commitment for such Disposition was entered into); provided that (i) at least 75% of the consideration received in connection with such
Disposition (excluding any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, that are not Indebtedness) is in the form of cash or Cash Equivalents with respect to any such Disposition for which the aggregate consideration received exceeds $2,000,000 and (ii) all Net Cash Proceeds of such Dispositions are applied to the Term Loans to the extent required by Section 2.9;
(i)the Disposition of any assets, Stock or Stock Equivalents in connection with any Permitted Intercompany Transaction;
(j)any Disposition of Stock of a Subsidiary of Holdings (other than Borrower)
that becomes a Parent Entity (“New Parent Entity”), including as a result of a merger of Holdings with a Subsidiary in which (x) previously outstanding Stock of Holdings is converted into or becomes a right to receive Stock of a New Parent Entity and (y) Stock of Holdings as the
continuing or surviving Person in such merger consist of Stock directly or indirectly held by a
New Parent Entity; provided that following any such Disposition that Holdings continues to own and controls all of the outstanding Stock of Borrower;
(k)the conversion of any Restricted Subsidiary into a Related Professional
Corporation in a manner consistent with past practices or in the ordinary course of business, including the entry into applicable Related Corporation Contracts in connection therewith;
(l)any Disposition set forth on Schedule 8.4(k); and
(m)(i) the Disposition of any non-core or non-strategic assets acquired in connection with a Permitted Acquisition or similar Investment for Fair Market Value (as of the date on which a legally binding commitment for such Disposition was entered into); provided that, (x) to the extent required by Section 2.09(a), such Net Cash Proceeds from any such sale are reinvested or applied in prepayment of the Loans in accordance with the provisions of Section
2.09(a), (y) immediately after giving effect thereto, no Event of Default would exist (as of the date on which a legally binding commitment for such Disposition was entered into) and (z) the fair market value (as determined by the Borrower in good faith) of such non-core or non-strategic assets so Disposed (measured at the time the definitive agreement for such Disposition is entered into) shall not exceed 25% of the purchase price paid for all such assets acquired in such
Permitted Acquisition or (ii) the Disposition of assets that are necessary or advisable, in the good faith judgment of the Borrower, in order to obtain the approval of any Governmental Authority to consummate or avoid the prohibition or other restrictions on the consummation of any Permitted
Acquisition or any Investment permitted by Section 8.3; provided that, (x) to the extent required by Section 2.09(a), such Net Cash Proceeds from any such sale are reinvested or applied in prepayment of the Loans in accordance with the provisions of Section 2.09(a) and
(y) immediately after giving effect thereto, no Event of Default would exist (as of the date on which a legally binding commitment for such Disposition was entered into);
provided that no individual Disposition of assets or property with a Fair Market Value (as of the date on which a legally binding commitment for such Disposition was entered into) of (i) below
$500,000 or (ii) collectively yielding $2,000,000 or less in any Fiscal Year, shall constitute a
Disposition for the purposes of this Section 8.4.
Section 8.5  Restricted Payments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment on or after the Closing Date except for the following:
(a)Restricted Payments (i) by any Restricted Subsidiary to Borrower, (ii) by any
Restricted Subsidiary to any other Restricted Subsidiary to the extent qualifying as a Permitted
Intercompany Transaction or (iii) declared and paid on the common Stock of Borrower or the
Restricted Subsidiaries and payable only in common Stock or Stock Equivalents of Borrower or the Restricted Subsidiaries;
(b)Restricted Payments in cash in an aggregate amount not to exceed (i) at any time prior to a Qualifying Threshold IPO, $5,000,000, (ii) at any time following a Qualifying
Threshold IPO, but prior to October 1, 2023, the greater of $5,000,000 and 1.0% of Consolidated
Total Assets or (iii) at any time following a Qualifying Threshold IPO, but on or after October 1,
2023, the greater of $20,000,000 and 3.9% of ~~Consolidated Total Assets~~EBITDA of the
Borrower and its Restricted Subsidiaries as of the last day of the most recent Financial Covenant
Period for which Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma Basis after giving effect to such Restricted Payment; provided that no Default or
Event of Default has occurred and is continuing or would result therefrom;
(c)at any time following a Qualifying Threshold IPO, Borrower may make
Restricted Payments in cash to Holdings for purposes of making any dividend, payment or distribution to the holders of the Stock or Stock Equivalents of Holdings in an amount not exceeding an amount equal to the Available Amount immediately prior to the time of the making of such Restricted Payment; provided that, (i) at the time of such payment, dividend or distribution, no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) immediately after giving effect to such Restricted Payment, the First Lien
Leverage Ratio of Borrower as at the last day of the most recent Financial Covenant Period for which Financial Statements have been delivered pursuant to Section 6.1 is less than or equal to
2.001.50 to 1.00; provided, further, that from and after the Third Amendment Effective Date, no
Restricted Payments may be made pursuant to this clause (c) unless EBITDA of the Borrower and its Restricted Subsidiaries as of the last day of at least two consecutive Financial Covenant
Periods, each ending after the Third Amendment Effective Date and for which Financial

Statements have been delivered pursuant to Section 6.1, shall have been equal to an amount greater than $0;
(d)Borrower may make Restricted Payments in cash sufficient to cover reasonable and necessary expenses (including professional fees and expenses) (other than taxes)
incurred by Holdings or any Parent Entity in connection with (i) registration, public offerings and exchange listing of equity or debt securities and maintenance of the same, (ii) compliance with reporting obligations under, or in connection with compliance with, federal or state laws or under this Agreement or any of the other Loan Documents, (iii) indemnification and reimbursement of directors, officers and employees in respect of liabilities relating to their serving in any such capacity, or obligations in respect of director and officer insurance (including premiums therefor)
and indemnification obligations to other Persons under its charter or by-laws or pursuant to written agreements with or for the benefit of any such Person, (iv) accounting, legal, administrative and other general corporate and overhead expenses, other fees and expenses required to maintain the existence of Holdings or such Parent Entity and other incidental operating costs and expenses incurred in the ordinary course, including salary, bonus and other benefits payable to, and indemnities provided on behalf of, officers and employees of Holdings or any such Parent Entity, and (v) reasonable directors’ fees and out-of-pocket expenses of directors of Holdings or any such Parent Entity; provided that if any Parent Entity shall own any material assets other than the Stock or Stock Equivalents of Holdings, then such cash dividends shall be limited to the reasonable and proportional share of expenses permitted by this Section
8.5(d) incurred by such Parent Entity relating or allocable to its direct or indirect ownership interest in Holdings, in each case as determined by Borrower in its reasonable discretion based on the relative benefit to Borrower and its Subsidiaries from the incurrence of such expenses;
(e)Borrower may repurchase Stock or Stock Equivalents or may make
Restricted Payments in cash in an amount sufficient to allow Holdings or any Parent Entity or
Affiliate to repurchase Stock or Stock Equivalents of Holdings or a Parent Entity or Affiliate or
rights, options, units or other equity-based interests in respect thereof from any Management
Investors or former Management Investors (or any of their respective heirs, successors, assigns, legal representatives or estates), or as otherwise contemplated by any Management Subscription
Agreements  for  an  aggregate purchase price (after  the  Closing Date)  not  to  exceed
(i) (y) $5,000,000, plus (z) $2,500,000 multiplied by the number of calendar years that have commenced since the Closing Date plus (ii) the Net Cash Proceeds received by Borrower after the Closing Date from or as a capital contribution from, the issuance or sale to Management
Investors of Stock and Stock Equivalents (including any options, warrants or other rights in respect thereof), to the extent such Net Cash Proceeds are not included in any calculation under any other clause in this Section 8.5 or in determining the Available Amount or Available
Excluded Contribution Amount, plus (iii) the cash proceeds of key man life insurance policies received by Borrower (or by any of its Subsidiaries and contributed to Borrower) since the
Closing Date; provided that no Event of Default under Section 9.1(a), (b) or (f) has occurred and is continuing or would result therefrom and; provided further that any actions permitted under
Section 8.5(h) shall not be subject to this Section 8.5(e);
(f)Borrower and each Restricted Subsidiary may make Restricted Payments in cash to pay or permit Holdings or any Parent Entity to pay any Related Taxes;
(g)Borrower and each Restricted Subsidiary may make Restricted Payments in cash in an amount sufficient to allow any Parent Entity, Holdings and each Restricted

Subsidiary of Borrower to pay all amounts owing in connection with the Transactions, including fees and expenses in connection with the Transactions;
(h)Borrower may repurchase or withhold, or may make Restricted Payments in cash to Holdings in an amount sufficient to allow Holdings or any Parent Entity to repurchase or withhold, Stock or Stock Equivalents of Holdings or such Parent Entity in connection with the exercise of stock options or warrants or the vesting of restricted stock (including restricted stock units) under employee compensation arrangements if such Stock or Stock Equivalents represents a portion of the exercise price of, or withholding obligation with respect to such options, warrants or restricted stock and any related payment in respect of any such obligation; provided that with respect to any Parent Entity the amount of any such repurchases, withholding or dividend with respect to any employee shall be limited to a reasonable proportionate share based on the benefit of the activities of such employee to Borrower and its Restricted Subsidiaries;
(i)Borrower and each Restricted Subsidiary may make Restricted Payments in cash to pay or permit Holdings or any Parent Entity to pay any amounts payable pursuant to the
CD&R Consulting Agreements; provided that solely with respect to obligations to pay consulting, advisory or monitoring fees (but for the avoidance of doubt, not any fees payable in respect of any officer, advisor or employee appointed to an executive management position in any Agilon Entity or any Parent Entity in relation to services provided in such executive management position) no Event of Default pursuant to Section 9.1(a), (b) or (f) has occurred and is continuing or would result therefrom;
(j)Borrower may (i) in the case of any Excluded Contribution in the form of cash, make Restricted Payments in cash up to the amount of such Excluded Contribution and
(ii) in the case of any Excluded Contribution in the form of assets or property, distribute such assets or property, in each case, to the extent such Excluded Contribution is not applied to the designated purpose for such Excluded Contribution; provided that at the time of any such
Restricted Payment, no Event of Default pursuant to Section 9.1(a), (b) or (f) has occurred and is continuing or would result therefrom;
(k)Borrower and each Restricted Subsidiary may make Restricted Payments in cash to the extent permitted or required pursuant to any Tax Sharing Agreement (but for the avoidance of doubt without duplication of amounts paid pursuant to clause (f));
(l)Borrower and/or its Restricted Subsidiaries may make Restricted Payments in connection with the Transactions;
(m)Parent, Holdings, Borrower and/or their Restricted Subsidiaries may make payments in connection with any Qualifying IPO;
(n)the Borrower and each Restricted Subsidiary may make Restricted Payments in cash to pay or permit Holdings or any Parent Entity to pay any amounts payable in respect of guarantees, indemnities, obligations in respect of earnouts or other purchase price adjustments, or similar obligations, incurred in connection with the acquisition or disposition of any business, assets or Person by the Borrower or any Restricted Subsidiary; and

(o)any dividend paid within 60 days after the date of declaration thereof if at such date of declaration, such dividend or redemption would have complied with this Section 8.5.
Notwithstanding any other provision of this Agreement, this Agreement shall not restrict any redemption or other payment by the Borrower or any Restricted Subsidiary made as a mandatory principal redemption or other payment in respect of Junior Debt pursuant to an “AHYDO saver”
provision of any agreement or instrument in respect of Junior Debt, and the Borrower’s determination in good faith of the amount of any such “AHYDO saver” mandatory principal redemption or other payment shall be conclusive and binding for all purposes under this
Agreement.
Section 8.6Restrictions on Fundamental Changes.
(a)Except in connection with a Permitted Acquisition, Permitted Intercompany
Transaction, Permitted Joint Venture, a Permitted Intercompany Merger or, other than with respect to Holdings, a Disposition permitted under Section 8.4, Borrower shall not, and shall not permit any Restricted Subsidiary to, (a) merge or amalgamate with any Person,
(b) consolidate with any Person, or (c) convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets.
(b)[Reserved].
Section 8.7Change in Nature of Business .
(a)Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any material line of business substantially different from those lines of business conducted on the Closing Date or any business reasonably related, complementary, incidental or ancillary thereto, whether in connection with a Permitted Acquisition or otherwise.
Section 8.8  Transactions with Affiliates. Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, except as otherwise expressly permitted in this Agreement, enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (A) not otherwise prohibited under this Agreement, and (B) upon terms no less favorable to Borrower or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate; provided that nothing contained in this Section 8.8 shall be deemed to prohibit:
(a)Borrower or any Agilon Restricted Entity from entering into, modifying or performing any consulting, management, compensation, benefits or employment agreements or other compensation arrangements with a director, officer, employee or former officer, director or employee of Borrower or any Agilon Restricted Entity in the ordinary course of business;
(b)any Designated CD&R Agreement and the performance of any obligations thereunder;
(c)the payment of all amounts owing in connection with this Agreement or any of the Transactions;

(d)Borrower or any of its Subsidiaries from entering into, making payments pursuant to and otherwise performing an indemnification and contribution agreement in favor of any Permitted Holder and each person who is or becomes a director, officer, agent or employee of Holdings, Borrower or any of its Subsidiaries or any Parent Entity, in respect of liabilities
(i) arising under the Securities Act, the Exchange Act and any other applicable securities laws or otherwise, in connection with any offering of securities by any Parent Entity (provided that, if such Parent Entity shall own any material assets other than the Stock or Stock Equivalents of
Holdings or another Parent Entity, or other assets relating to the ownership interest of such
Parent Entity in Borrower or another Parent Entity, such liabilities shall be limited to the reasonable and proportional share, as determined by Borrower in its reasonable discretion based on the benefit therefrom to Borrower and its Subsidiaries, of such liabilities relating or allocable to the ownership interest of such Parent Entity in Borrower or another Parent Entity and such other related assets) or Borrower or any of its Subsidiaries, (ii) incurred to third parties for any action or failure to act of Borrower or any of its Subsidiaries or any Parent Entity or any of their predecessors or successors, (iii) arising out of the performance by any CD&R Investor of management consulting or financial advisory services provided to Borrower or any of its
Subsidiaries or any Parent Entity, (iv) arising out of the fact that any indemnitee was or is a director, officer, agent or employee of Borrower or any of its Subsidiaries or any Parent Entity,
or is or was serving at the request of any such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise or (v) to the fullest extent permitted by Delaware or other applicable state law, arising out of any breach or alleged breach by such indemnitee of his or her fiduciary duty as a director or officer of Borrower or any of its Subsidiaries or any Parent Entity;
(e)(i) any Permitted Intercompany Transaction or Permitted Intercompany
Merger or (ii) any transaction in the ordinary course of business, or approved by a majority of the
Board of Directors, between Borrower or any Restricted Subsidiary and any Permitted Joint
Venture (other than any Permitted Joint Venture entered into with another portfolio company of
CD&R) controlled by Borrower or any Restricted Subsidiary;
(f)any issuance or sale of Stock or Stock Equivalents of Holdings or any Parent
Entity or any capital contribution to Borrower;
(g)the execution, delivery and performance of any Tax Sharing Agreement;
(h)the execution, delivery and performance of agreements (i) under which
Borrower or its Subsidiaries do not make payments or provide consideration in excess of
$3,000,000 per Fiscal Year or (ii) set forth on Schedule 8.8;
(i)any transaction by Borrower with a Restricted Subsidiary of Borrower or among Restricted Subsidiaries of Borrower;
(j)any transaction with a Non-Loan Party to the extent permitted by Section
8.3(e), Section 8.4(a), Section 8.4(e) or Section 8.5(a);
(k)any transaction between or among the Borrower or any Restricted
Subsidiary and any Related Corporation pursuant to or in connection with a Related Corporation
Contract; and

(l)any Restricted Payment permitted by Section 8.5.
For purposes of this Section 8.8, (i) any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in clause (B) of the first sentence hereof if (x) such transaction is approved by a majority of the Disinterested Directors of the Board of Directors, or (y) in the
event that at the time of any such transaction, there are no Disinterested Directors serving on the
Board of Directors, such transaction shall be approved by a nationally recognized expert reasonably satisfactory to the Administrative Agent with expertise in appraising the terms and conditions of the type of transaction for which approval is required and (ii) “Disinterested
Director” shall mean, with respect to any Person and transaction, a member of the Board of
Directors of such Person who does not have any material direct or indirect financial interest in or with respect to such transaction; a member of such Board of Directors shall not be deemed to have a financial interest by reason of such member’s holding capital stock of Borrower or any
Parent Entity or any options, warrants or rights in respect of such capital stock.
Section 8.9Restrictions on Subsidiary Distributions; No New Negative Pledge.
Other than (a) pursuant to the Loan Documents, (b) any agreements or instruments governing any
Securitization Facility, purchase money Indebtedness, Financing Lease Obligations or other
Indebtedness permitted by Section 8.1(a)(ii), (b), (c), (d)(y), (f), (g), (h), (q)(x), (t), (u), (v) or (y)
or refinancing thereof pursuant to Section 8.1(j) or any Guarantee Obligations in respect of any such Indebtedness permitted by Section 8.1(e) or assumed Indebtedness pursuant to Section
8.1(q)(y) or refinancing thereof pursuant to Section 8.1(j) (provided that in the case of this clause
(b), any prohibition or limitation shall only be effective against (x) in the case of purchase money
Indebtedness or Financing Lease Obligations, the applicable assets financed thereby (or cross collateralized as permitted by Section 8.2(d)), (y) in the case of a Securitization Facility, the
Securitization Assets, or the applicable entities originally restricted thereby or (z) in the case of assumed Indebtedness pursuant to Section 8.1(q)(y), the assets securing such Indebtedness),
(c) Contractual Obligations which (i) (x) exist on the date hereof, or (y) to the extent Contractual
Obligations permitted by the immediately preceding clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of the restrictions described above that are contained in such
Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted
Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary,
(iii) represent Indebtedness of a Restricted Subsidiary of Borrower which is not a Loan Party which is permitted by Section 8.1, (iv) arise in connection with any Disposition permitted by
Section 8.4 or (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 8.3(m) and applicable solely to such joint venture entered into in the ordinary course of business, (d) any encumbrance, restriction or agreement (i) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any lease, license or other contract, (ii) contained in mortgages, pledges or other security agreements securing Indebtedness of Borrower or any of its Restricted
Subsidiaries to the extent restricting the transfer of the property or assets subject thereto,
(iii) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of Borrower or any of its Restricted Subsidiaries,
(iv) encumbering or restricting cash or other deposits or net worth imposed by customers or suppliers under agreements entered into in the ordinary course of business, (v) pursuant to customary provisions contained in joint venture agreements applicable to Permitted Joint
Ventures and applicable solely to such Permitted Joint Venture, (vi) that arises or is agreed to in the ordinary course of business and does not detract from the value of property or assets of
Borrower or any of its Restricted Subsidiaries in any manner material to Borrower or such
Subsidiaries, or (vii) pursuant to customary provisions contained in Hedging Contracts, (e) any encumbrance, restriction or agreement with respect to a Subsidiary (or any of its property or assets) imposed in connection with a Disposition permitted by Section 8.4 pending the closing of such Disposition, (f) any encumbrance, restriction or agreement arising by reason of any
Requirement of Law, or required by any Governmental Authority having jurisdiction over
Borrower or any of its Restricted Subsidiaries or any of their businesses or (g) any Related
Corporation Contracts, Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, (i) agree to enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Restricted Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, Borrower or any other Restricted Subsidiary thereof or
(ii) enter into or suffer to exist or become effective any agreement prohibiting or limiting the ability of Borrower or any Restricted Subsidiary thereof to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Secured Obligations, including any agreement requiring other Indebtedness or
Contractual Obligation to be equally and ratably secured with the Secured Obligations.
Section 8.10[Reserved].
Section 8.11[Reserved].
Section 8.12Payment of Junior Debt; Modification of Debt Agreements.
(a)Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity, scheduled repayment or scheduled sinking fund payment thereof in any manner, or make any payment in violation of any applicable intercreditor or subordination terms of, any Subordinated
Indebtedness, Indebtedness that is secured by Liens on all or any portion of the Collateral on a junior basis to the Obligations and unsecured Indebtedness (collectively “Junior Debt”) except that: (i) at any time following a Qualifying Threshold IPO, any such payment, prepayment, purchase, redemption, defeasance or other satisfaction or acquisition of such Junior Debt in an amount that does not exceed the Available Amount immediately prior to the making of such payment, prepayment, purchase, redemption, defeasance or other satisfaction or acquisition shall be permitted; provided that (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) immediately after giving effect to such payment, prepayment, purchase, redemption, defeasance or other satisfaction or acquisition, the First Lien Leverage
Ratio of Borrower as of the last day of the most recent Financial Covenant Period for which
Financial Statements have been delivered pursuant to Section 6.1, calculated on a Pro Forma
Basis after giving effect to such payment, prepayment, purchase, redemption, defeasance or other satisfaction or acquisition, is less than or equal to ~~2.00~~1.50 to 1.00; (ii) any such payment, prepayment, purchase, redemption, defeasance or other satisfaction or acquisition of such Junior
Debt in an amount that does not exceed the Available Excluded Contribution Amount immediately prior to the making of such payment, prepayment, purchase, redemption, defeasance or other satisfaction or acquisition shall be permitted; provided that no Event of Default pursuant to Section 9.1(a), (b) or (f) has occurred and is continuing or would result therefrom; (iii) any renewals, extensions, refinancings or refundings permitted by Section 8.1(j),

shall be permitted; provided that any such renewals, extensions, refinancings or refundings shall have the same (or lesser) priority (as to right of payment and security, as applicable) as the
Indebtedness being renewed, extended, refinanced or refunded; and (iv) payment of the
Promissory Note shall be permitted; and
(b)Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, change or amend the terms of (A) documents governing any Junior Debt if the effect of such amendment is to (i) (x) in the case of term loans or notes, shorten the maturity date of such
Subordinated Indebtedness to a date prior to the then stated maturity of such Indebtedness (or, if earlier, the Latest Maturity Date) or provide for a shorter weighted average life to maturity than the remaining average life of such Indebtedness (or, if earlier, the Tranche of Term Loans having the Latest Maturity Date) or (y) be secured by any Lien on any asset that does not also secure the Facilities or be guaranteed by any Person other than the Guarantors, or
(ii) if an Event of Default under Sections 9.1(a), 9.1(b) or 9.1(f) has occurred and is continuing, to change the terms of such Indebtedness in a manner that would grant the holders of such
Indebtedness security over any assets in addition to those that secure such Indebtedness prior to such Event of Default or permit any Person to Guarantee such Indebtedness that does not
Guarantee such Indebtedness prior to such Event of Default or (B) the Promissory Note in a manner adverse to interests of the Lenders in any material respect.
ARTICLE IX
Events Of Default
Section 9.1Events of Default. Each of the following events shall be an Event of
Default:
(a)Borrower shall fail to pay any principal of any Loan or any Reimbursement
Obligation when the same becomes due and payable; provided that any non-payment of principal or Reimbursement Obligation resulting from the Borrower’s good faith payment of an invoice received from the Administrative Agent shall not constitute an Event of Default; or
(b)Borrower shall fail to pay any interest on any Loan, any fee under any of the
Loan Documents or any other Obligation (other than referred to in clause (a) above) and such non-payment continues for a period of five Business Days after the due date therefor; provided that any non-payment of interest of any other amounts resulting from the Borrower’s good faith payment of an invoice received from the Administrative Agent shall not constitute an Event of
Default; or
(c)any representation or warranty made or deemed made by any Loan Party in any Loan Document or by any Loan Party (or any of their respective officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or
(d)any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V (subject to Section 9.3. below), Section 7.1 (with respect to the
Borrower) or Article VIII; or (ii) any other term, covenant or agreement contained in this
Agreement or in any other Loan Document if such failure under this clause (ii) shall remain unremedied for a period of, in the case of a default with respect to failure to deliver financial statements under Section 6.1 or related certificates under Section 6.1, 180 days, and in the case of any other default, 30 days after the earlier of (A) the date on which a Responsible Officer of
Borrower becomes aware of such failure and (B) the date on which written notice thereof shall have been given to Borrower by the Administrative Agent or any Lender; or
(e)(i) Parent or any Agilon Restricted Entity shall fail to make any payment on any Indebtedness of Parent or such Agilon Restricted Entity, respectively, or any Guaranty
Obligation in respect of Indebtedness of any other Person within the applicable grace period with respect thereto, and, in each case, such failure relates to Indebtedness having a principal amount which exceeds (A) at any time prior to a Qualifying Threshold IPO, $15,000,000, (B) at any time following a Qualifying Threshold IPO, but prior to October 1, 2023, $20,000,000 or (C) at any time following a Qualifying Threshold IPO, but on or after October 1, 2023, $25,000,000, in each case, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit, after the expiration of any applicable grace or cure period therefor (and such grace or cure period shall have elapsed), with the giving of notice if required (and such notice shall have been delivered), the acceleration of or the maturity of such Indebtedness or (iii) any such Indebtedness shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or
(f)(i) Parent, Holdings, Borrower or any Significant Subsidiary, or any
combination of Restricted Subsidiaries that, taken together, would constitute a Significant
Subsidiary, shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against any of Parent, Holdings, Borrower or any Significant Subsidiary or
any combination of Restricted Subsidiaries that, taken together, would constitute a Significant
Subsidiary, seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up or reorganization (other than a liquidation, winding up or reorganization permitted by Section
8.6(a) and not involving bankruptcy or insolvency proceedings), arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, interim receiver, receiver and manager, trustee or other similar official for it or for any substantial part of its property; provided that, in the case of any such proceedings instituted against Parent, Holdings, Borrower or any Significant
Subsidiary or any combination of Restricted Subsidiaries that, taken together, would constitute a
Significant Subsidiary (but not instituted by an Agilon Restricted Entity), either such proceedings shall remain unbonded, undischarged, undismissed or unstayed for a period of 60 days or more or any action sought in such proceedings shall occur or (iii) Parent, Holdings, Borrower or any
Significant Subsidiary or any combination of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary shall take any corporate action to authorize any action set forth in clauses (i) or (ii) above; or
(g)[Reserved]; orany material provision of the Parent Guaranty or, with respect to clause (ii) below, any material obligation of Parent under this Agreement or the Parent
Guaranty, after delivery thereof pursuant to the Third Amendment, for any reason, other than as expressly permitted hereunder or satisfaction in full of the Obligations, (i) shall cease to be valid and binding on, or enforceable against, Parent or (ii) Parent shall so state in writing and in each case of clause (i) or (ii) such invalidity shall have continued unremedied for a period of five
Business Days; or

(h)one or more judgments or orders (or other similar process) involving an amount, which exceeds (A) at any time prior to a Qualifying Threshold IPO, $15,000,000, (B) at any time following a Qualifying Threshold IPO, but prior to October 1, 2023, $20,000,000 or (C)
at any time following a Qualifying Threshold IPO, but on or after October 1, 2023, $25,000,000, in each case, in the aggregate over all such money judgments, to the extent not covered by insurance or an indemnity, shall be rendered against one or more of Parent and/or the Agilon
Restricted Entities and shall not have been vacated and shall remain unbonded, undischarged or unstayed for a period of 60 days or more; or
(i)an ERISA Event or Foreign Benefit Event shall occur and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, together with all other
ERISA Events and Foreign Benefit Events could reasonably be likely to have a Material Adverse
Effect; or
(j)any material provision of the Guaranty or, with respect to clause (ii) below, any material obligation of Borrower or Holdings under this Agreement, or the Guaranty, after delivery thereof pursuant to this Agreement, for any reason, other than as expressly permitted hereunder or satisfaction in full of the Obligations, (i) shall cease to be valid and binding on, or enforceable against, any Significant Subsidiary or any combination of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, party thereto, or
(ii) any Significant Subsidiary, or any combination of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, party thereto shall so state in writing and in each case of clause (i) or (ii) such invalidity shall have continued unremedied for a period of five
Business Days; or
(k)any material provision of the Pledge and Security Agreement or of any
Collateral Document covering a significant portion of the Collateral shall for any reason, other than as expressly permitted hereunder or upon satisfaction in full of the Obligations, fail or cease to be enforceable against any of the Loan Parties purported to be covered thereby, or the
Collateral Documents shall fail or cease to create a valid Lien on any Collateral representing a material portion of the assets of the Loan Parties purported to be covered thereby or, except as permitted by the Loan Documents, such Lien shall fail or cease to be perfected or any Loan Party shall so state in writing (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Collateral Document), and such failure (i) of any
Collateral Document to be enforceable shall have continued unremedied for a period of five
Business Days or (ii) of such Lien to be perfected and enforceable shall have continued
unremedied for a period of fifteen Business Days (provided that, in the case of clause (ii), for the avoidance of doubt, if the failure of such Lien to be perfected and enforceable results from the failure of the Administrative Agent to maintain possession of any certificates or documents actually delivered to it representing securities or negotiable instruments pledged under the
Collateral Documents, such fifteen Business Day grace period shall not commence until the
Borrower becomes aware of the failure of such Lien to be perfected and enforceable); or
(l)Any Loan Party shall assert in writing that any Intercreditor Agreement or
Other Intercreditor Agreement (in each case, after execution and delivery thereof and so long as it is required to be effective pursuant to the terms hereof) shall have ceased for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or shall knowingly contest, or knowingly support any other Person in any action that seeks to contest, the validity or effectiveness of any such Intercreditor Agreement (other than pursuant to the terms hereof or thereof);
(m)there shall occur any Change of Control.
Section 9.2 Remedies. During the continuance of any Event of Default, the
Administrative Agent (a) may with the consent of the Requisite Lenders, and, at the request of the Requisite Lenders, shall, by notice to Borrower declare that all or any portion of the
Commitments be terminated, whereupon the obligation of each Lender to make any Loan and each Issuer to Issue any Letter of Credit shall immediately terminate (to the extent of any such terminated portion) and (b) may with the consent of the Requisite Lenders, and, at the request of the Requisite Lenders, shall, by written notice to Borrower, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided that upon the occurrence of the Events of Default specified in Section 9.1(f) with respect to Holdings,
Borrower or any Significant Subsidiary, (x) the Commitments of each Lender to make Loans and the commitments of each Lender and Issuer to Issue or participate in Letters of Credit shall each automatically be terminated and (y) the Loans, all such interest and all such amounts and
Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, the Administrative Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable law.
Section 9.3  Right to Cure. Notwithstanding anything to the contrary contained herein, in the event that Borrower fails to comply with the requirements set forth in Article V for any Fiscal Quarter, then: (a) after the end of such Fiscal Quarter and until the expiration of the tenth Business Day subsequent to the date the relevant Compliance Certificate is required to be delivered pursuant to Section 6.1(c) with respect to such Fiscal Quarter (the “Cure Deadline”),
Holdings shall have the right to issue Permitted Cure Securities for cash or otherwise make a cash capital contribution for common equity (the “Specified Equity Contribution”), and, upon receipt by Borrower of such cash pursuant to the exercise by Borrower of such Specified Equity
Contribution, (x) for Specified Equity Contributions in respect of the covenant set forth in
Section 5.1, the calculation of EBITDA as used in the covenant set forth in Section 5.1 shall be recalculated giving effect to the following pro forma adjustments: EBITDA shall be increased, solely for the purpose of measuring the covenant set forth in Section 5.1 for such Fiscal Quarter and for applicable subsequent Financial Covenant Periods that include such Fiscal Quarter and not for any other purpose under this Agreement (including, but not limited to, calculating
EBITDA for purposes of determining the availability or amount of any basket levels or carve-outs and for purposes of calculating Excess Cash Flow), by an amount equal to such
Specified Equity Contribution; provided that the receipt by Borrower of such Specified Equity
Contribution shall be deemed to have no other effect whatsoever under this Agreement for purposes of calculating EBITDA (including, but not limited to, determining the availability or amount of any covenant baskets or carve-outs), (y) ~~[reserved]~~for Specified Equity Contributions in respect of the covenant set forth in Section 5.2, the calculation of Total Cash as used in the covenant set forth in Section 5.2 shall be recalculated giving effect to the following pro forma adjustments: Total Cash shall be increased by an amount equal to such Specified Equity
Contribution; provided that the receipt by Borrower of such Specified Equity Contribution shall be deemed to have no other effect whatsoever under this Agreement for purposes of calculating
Total Cash and (z) for Specified Equity Contributions in respect of the covenant set forth in
Section 5.3, the calculation of Liquidity as used in the covenant set forth in Section 5.3 shall be recalculated giving effect to the following pro forma adjustments: Liquidity shall be increased by an amount equal to such Specified Equity Contribution; provided that the receipt by Borrower of such Specified Equity Contribution shall be deemed to have no other effect whatsoever under this Agreement for purposes of calculating Liquidity; and if, after giving effect to the recalculations in the foregoing clauses (x), (y) and (z), as applicable, Borrower shall then be in compliance with the requirements of the applicable covenant set forth in Article V, Borrower shall be deemed to have satisfied the requirements of the applicable covenant set forth in Article
V as of the last day of the relevant Fiscal Quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the applicable covenant set forth in Article V shall be deemed to have not occurred for the purposes of this
Agreement; and (b) the Lenders shall not be permitted to accelerate Loans held by them or exercise remedies against the Collateral or exercise any other remedies hereunder, at law or in equity, on the basis of a failure to comply with the requirements of any covenant set forth in
Article V until such failure is not cured pursuant to the exercise of the right to make a Specified
Equity Contribution on or prior to the Cure Deadline. For the avoidance of doubt, no Lender shall be required to make any Loan and no Issuer shall be required to Issue any Letter of Credit during the 10 Business Day period described in this Section 9.3(a) unless and until the Borrower shall have received the proceeds of such Specified Equity Contribution.
Notwithstanding anything herein to the contrary, (i) in each Relevant Four Fiscal Quarter
Period there shall be at least two Fiscal Quarters in respect of which the Specified Equity
Contribution is not exercised, (ii) there can be no more than five Fiscal Quarters in respect of which the Specified Equity Contribution is exercised during the term of the Term Loan Facility,
(iii) for purposes of this Section 9.3, the Specified Equity Contribution utilized shall be no greater than the amount required for purposes of complying with the applicable covenants set forth in Article V and (iv) there shall be no pro forma or other reduction in Indebtedness
(including as a result of netting) with the proceeds of any Specified Equity Contribution for determining compliance with the covenant set forth in Section 5.1 for the Fiscal Quarters in which such Specified Equity Contribution is included in EBITDA. For purposes of this paragraph, the term “Relevant Four Fiscal Quarter Period” shall mean, with respect to any requested Specified Equity Contribution, the four Fiscal Quarter period ending on (and including) the Fiscal Quarter in which the EBITDA will be increased as a result of such
Specified Equity Contribution.
Section 9.4 Actions in Respect of Letters of Credit. Upon the Revolving Credit
Termination Date or as may be required by Section 2.9(e), Borrower shall pay to the
Administrative Agent in immediately available funds at the Administrative Agent’s office referred to in Section 11.9, for deposit in a Cash Collateral Account, an amount equal to 105% of the sum of all outstanding Letter of Credit Obligations. The Administrative Agent may, from time to time after funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with Section 2.13(f), as shall have become or shall become due and payable by Borrower to the applicable Issuers or
Lenders in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided that the failure to give such written notice shall not invalidate any such application.

ARTICLE X
The Administrative Agent
Section 10.1Authorization and Action.
(a)Each Lender and each Issuer hereby appoints JPMorgan as the
Administrative Agent hereunder and each Lender and each Issuer authorizes the Administrative
Agent to take such action as agent on its behalf and to exercise such powers under this
Agreement and the other Loan Documents as are delegated to such Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuer hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under each of the Loan Documents to which such Administrative Agent is a party, to exercise all rights, powers and remedies that such
Administrative Agent may have under any such Loan Documents and, in the case of the
Collateral Documents, to act as agent for the Lenders, Issuers and the other Secured Parties under such Collateral Documents. Each reference to the Administrative Agent in this Article X shall be deemed to apply to the Administrative Agent acting in its capacity as collateral agent under the
Collateral Documents.
(b)As to any matters not expressly provided for by this Agreement and the other
Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and each Issuer; provided that the Administrative Agent shall not be required to take any action that
(i) the Administrative Agent in good faith believes exposes it to personal liability unless the
Administrative Agent receives an indemnification satisfactory to it from the Lenders and the
Issuers with respect to such action or (ii) is contrary to this Agreement or applicable law. The
Administrative Agent agrees to give to each applicable Lender and each applicable Issuer prompt notice of each notice given to it by Parent or any Loan Party pursuant to the terms of this
Agreement or the other Loan Documents.
(c)In performing its functions and duties hereunder and under the other Loan
Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuers and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuer or holder of any other Obligation. The Administrative Agent may perform any of its duties under any Loan Document by or through its agents or employees. In the event the Administrative Agent calculates the aggregate amount outstanding under Letters of Credit upon the request of any Lender or Issuer, the Administrative Agent may make such calculation based on the face amount of all outstanding Letters of Credit.
(d)The Joint Lead Arrangers shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity.

(e)Each Lender, Issuer and Joint Lead Arranger hereby:
(i)irrevocably constitutes, authorizes and appoints JPMorgan (and the individuals through which it may be represented), or any other Person appointed
Administrative Agent pursuant to Section 10.6 (and the individuals through which it may be represented), its true and lawful attorney-in-fact to execute, accept, register at the relevant registries and deliver any Loan Document, including one or more Collateral
Documents, as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all post-effective amendments, extensions, supplements and cancellations to such Loan Documents, in such form(s) as such attorney-in-fact may approve, and to file the same and all other documents in relation thereto with the applicable Governmental
Authorities or such other Person as required by any Requirement of Law and to hold on behalf of each present and future Secured Party security granted by a Loan Party;
provided that in no event shall this clause (e) be deemed to authorize or permit
JPMorgan or any other Person to execute this Agreement or any amendment hereto as attorney-in-fact of any Lender or Issuer,
(ii)grants to such attorney-in-fact full power and authority to do and perform each and every act necessary to be done to ensure that such Collateral
Documents comply with Requirements of Law.
Section 10.2 Administrative Agent’s Reliance, Etc. None of the Administrative
Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct (as determined in a final, non-appealable judgment of a court of competent jurisdiction). Without limiting the foregoing, the Administrative Agent
(a) may treat the payee of any Note as its holder until the Obligations represented by such Note have been assigned in accordance with Section 11.2, (b) may rely on the Register to the extent set forth in Section 11.2(c), (c) may consult with legal counsel (including counsel to Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any
Lender or Issuer and shall not be responsible to any Lender or Issuer for any statements, warranties or representations made by or on behalf of Holdings or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any term, covenant or condition of this Agreement or any other Loan Document, as to the financial condition of any
Loan Party or as to the existence or possible existence of any Default or Event of Default,
(f)shall not be responsible to any Lender or Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a telecopy or electronic mail) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.

Section 10.3Posting of Approved Electronic Communications.
(a)Each of the Lenders, the Issuers and Parent, Holdings and Borrower agree, and Borrower shall cause each Subsidiary Guarantor to agree, that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and Issuers by posting such Approved Electronic Communications on IntraLinks™,
DebtDomain, SyndTrak or a substantially similar, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved
Electronic Platform”).
(b)EachAlthough the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Third Amendment Effective
Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic
Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuers, Holdings and the
Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic
Platform, and that there aremay be confidentiality and other risks associated with such distribution. ~~In consideration for the convenience and other benefits afforded by such~~
~~distribution and for the other consideration provided hereunder, the receipt and sufficiency of~~
which is hereby acknowledgedEach of the Lenders, each of the ~~Lenders, the~~ Issuers, ~~each of~~
Holdings and the Borrower hereby approves distribution of the Approved Electronic
Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(c)THEAPPROVEDELECTRONICPLATFORMANDTHE
APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS
AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES
OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS,
ADVISORS OR REPRESENTATIVES (THE “AGENT AFFILIATES”) WARRANT THE
ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC
COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH
EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED
ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS.
NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING,
WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A
PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR
FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT
AFFILIATES IN CONNECTION WITH THE APPROVED ELECTRONIC PLATFORM OR
THE APPROVED ELECTRONIC COMMUNICATIONS.  IN NO EVENT SHALL THE
AGENT AFFILIATES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER,
ANY ISSUER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND,
INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL
DAMAGES,LOSSESOR EXPENSES(WHETHERINTORT,CONTRACTOR
OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE
AGENT’STRANSMISSIONOFAPPROVEDELECTRONICCOMMUNICATIONS
THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

(d)Each Lender and each Issuer agrees that notice to it (as provided in the next sentence) specifying that Approved Electronic Communications have been posted to the
Approved Electronic Platform shall constitute effective delivery of the Approved Electronic
Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuer agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuer’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.
(de) Each of the Lenders, the Issuers, Holdings and Borrower agree that the
Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic
Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.
(f) Nothing herein shall prejudice the right of the Administrative Agent, any
Lender or any Issuer to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
Section 10.4 The Administrative Agent Individually. With respect to its Ratable
Portion, JPMorgan shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other
Lender. The terms “Lenders”, “Requisite Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include, without limitation, the Administrative Agent in its individual capacity as a Lender or as one of the Requisite Lenders. JPMorgan and its Affiliates
may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with, any Loan Party as if JPMorgan were not acting as the Administrative Agent.
Section 10.5  Lender Credit Decision. Each Lender and each Issuer acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other
Lender (other than an Affiliated Lender, except in its capacity as a Lender) conduct its own independent investigation of the financial condition and affairs of the Agilon Entities in connection with the making and continuance of the Revolving Credit Commitments and Loans and with the issuance of the Letters of Credit. Each Lender and each Issuer also acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other
Lender (other than an Affiliated Lender, except in its capacity as a Lender) and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents.
Except for the documents expressly required by any Loan Document to be transmitted by the
Administrative Agent to the Lenders or the Issuers, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any Issuer with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come into the possession of the Administrative Agent or any Affiliate thereof or any employee or agent of any of the foregoing.
Section 10.6 Indemnification. Each Lender agrees to indemnify the Administrative
Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by Borrower and without limiting Borrower’s obligations to do so), from and against such Lender’s Ratable Portion (based on the aggregate amount of outstanding Obligations in respect of Loans and Letters of Credit at such time) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, or any of its or their respective directors, officers, employees, agents and advisors in any way relating to or arising out of this
Agreement or the other Loan Documents or any action taken or omitted by the Administrative
Agent under this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or such Affiliate’s gross negligence or willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment). Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees, expenses and disbursements of financial and legal advisors) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the
Administrative Agent is not reimbursed for such expenses by a Borrower or another Loan Party.
Section 10.7Successor Administrative Agent.
(a)Subject to the appointment of a successor as set forth herein, (i) if at any time the Borrower or the Requisite Lenders determine in good faith that the Person serving as
Administrative Agent or any controlling affiliate or such Person is (without taking into account any provision in the definition of “Defaulting Lender” requiring notice from the Administrative
Agent or any other party) a Defaulting Lender, the Borrower or the Requisite Lenders
(determined after giving effect to Section 11.1), as applicable, remove such Person as
Administrative Agent and (ii) the Administrative Agent may resign at any time, in each case by giving ten days’ written notice thereof to the Administrative Agent, Lenders and/or Borrower, as
applicable. If the Administrative Agent shall be removed by the Borrower or the Requisite
Lenders pursuant to clause (i) above or if the Administrative Agent shall resign as
Administrative Agent pursuant to clause (ii) above, as applicable, under this Agreement and the other Loan Documents, then the Requisite Lenders shall appoint from among the Lenders a successor agent for the Lenders. In either case, such appointment shall be subject to the prior written approval of Borrower (which approval may not be unreasonably withheld or unreasonably delayed if such successor is an Approved Commercial Bank and which shall not be required upon the occurrence and during the continuance of an Event of Default pursuant to
Section 9.1(a), (b) or (f)). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative
Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative
Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article X as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents; provided that Borrower shall not be obligated to pay to any successor

Administrative Agent any amounts in excess of, or in addition to, any fees then payable to the retiring Administrative Agent.
(b)Any resignation pursuant to this Section 10.7 by a Person acting as
Administrative Agent shall, unless such Person shall notify Borrower and the Lenders otherwise, also act to relieve such Person and its Affiliates of any obligation to advance or issue new, or extend existing Letters of Credit where such advance, issuance or extension is to occur on or after the effective date of such resignation. Upon the acceptance of a successor’s appointment as
Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuer, (ii) the retiring Issuer shall be discharged from all of its respective duties and obligations hereunder or under the other Loan
Documents and (iii) the successor Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuer to effectively assume the obligations of the retiring Issuer with respect to such Letters of Credit.
(c)Each of the Lenders and Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent to enter into an Intercreditor Agreement or an Other
Intercreditor Agreement in the circumstances contemplated herein. The Lenders and Issuers hereby authorize the Administrative Agent to take any action contemplated by any such intercreditor arrangements, including any intercreditor agreement.
Section 10.8Concerning the Collateral and the Collateral Documents.
(a)Each Lender and each Issuer agrees that any action taken by the
Administrative Agent or the Requisite Lenders (or, where required by the express terms of this
Agreement, a greater proportion of the Lenders) in accordance with the provisions of this
Agreement or of the other Loan Documents, and the exercise by the Administrative Agent or the
Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to
(i) act as the disbursing and collecting agent for the Secured Parties with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (ii) execute and deliver each Collateral Document and accept delivery of each such agreement delivered by
Holdings or any of its Subsidiaries, (iii) act as collateral agent for the Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein including the exercise of remedies with respect to any Collateral;
provided that the Administrative Agent hereby appoints, authorizes and directs each Lender and
Issuer to act as collateral sub agent for the Administrative Agent, the Lenders and the Issuers for
purposes of the perfection of all security interests and Liens with respect to Borrower’s and its
Restricted Subsidiaries’ respective Deposit Accounts and Securities Accounts maintained with, and cash and Cash Equivalents held by, such Lender or such Issuer, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative
Agent, the Lenders, the Issuers and the other Secured Parties with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

(b)Each of the Lenders and the Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent to release (or, in the case of clause (ii) below, release or subordinate) without recourse or warranty, any Lien held by the Administrative Agent for the benefit of the Secured Parties against any of the following:
(i)all of the Collateral, upon termination of the Commitments and payment and satisfaction in full of all Loans, Reimbursement Obligations and all other
Secured Obligations that the Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent Letter of Credit Obligations, with respect to which Cash Collateral has been deposited or a back-up letter of credit has been issued, in either case on terms reasonably satisfactory to the Administrative Agent and the applicable Issuers);
(ii)any assets that are subject to a Lien permitted by Section 8.2(d),
(e)(solely to the extent relating to clauses (d) or (h)) or (h);
(iii)any part of the Collateral sold or disposed of by a Loan Party
(including against any assets of a Loan Party, all of the Stock or Stock Equivalents of
which is being sold or disposed of) if such sale or disposition is permitted by this
Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement) other than a Disposition to a Loan Party or, if not pursuant to such sale or disposition, if such release is consented to by the Lenders required to consent thereto under Section 11.1; and
(iv)except as contemplated by the final sentence in the definition of
“Excluded Subsidiary”, if any Subsidiary Guarantor is designated as an Excluded
Subsidiary all of the Collateral of such Subsidiary and the Stock and Stock Equivalents of such Subsidiary; provided that the Fair Market Value of any Collateral of such
Subsidiary and the Stock and Stock Equivalents of such Subsidiary shall be treated as an
Investment and shall be required to be permitted by, and in compliance with, Section 8.3.
(c)Each of the Lenders and the Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent to release (A) any Subsidiary Guarantor from its obligations under the applicable Guaranty (i) if the Stock or Stock Equivalents of such
Subsidiary Guarantor is being sold or disposed of, if such sale or disposition is permitted by this
Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement) in a transaction pursuant to which it no longer constitutes a Subsidiary of
Borrower, (ii) except as contemplated by the final sentence in the definition of “Excluded
Subsidiary”, upon the designation of such Subsidiary Guarantor as an Excluded Subsidiary;
provided that the Fair Market Value of any Collateral of such Subsidiary and the Stock and Stock
Equivalents of such Subsidiary shall be treated as an Investment and shall be required to be permitted by, and in compliance with, Section 8.3 or (iii) if not pursuant to clause (i) or (ii)
above, if such release is consented to by the Lenders required to consent thereto under Section
11.1 and, (B) Holdings from its obligations under the applicable Guaranty following a Borrower
IPO and (C) Parent from its obligations under the Parent Guaranty following a Qualifying IPO of any Parent Entity (other than Parent).
(d)Each of the Lenders and the Issuers hereby directs the Administrative
Agent to execute and deliver or file such termination and partial release statements and do such things as are necessary to release Liens pursuant to this Section 10.8 promptly upon the effectiveness of such release.
(e)Upon request by the Administrative Agent at any time, the Requisite
Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the
Guaranty or the Parent Guaranty, as applicable, pursuant to this Section 10.8.
Section 10.9 Collateral Matters Relating to Related Obligations. The benefit of the provisions of the Loan Documents, including this Agreement, relating to the Collateral shall extend to and be available in respect of any Secured Obligation not arising under a Loan
Document or that is otherwise owed to Persons other than the Administrative Agent, the Lenders and the Issuers (collectively, “Related Obligations”) solely on the condition and understanding, as among the Administrative Agent and all Secured Parties, that (a) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Administrative
Agent shall hold, and have the right and power to act with respect to, each Guaranty and the
Collateral on behalf of and as agent for the holders of the Related Obligations, but the
Administrative Agent is otherwise acting solely as agent for the Lenders and the Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (b) all matters, acts and omissions relating in any manner to any Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this
Agreement and the other Loan Documents, and, except as otherwise permitted hereunder, no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (c) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this
Agreement and the other Loan Documents, by the Administrative Agent and the Requisite
Lenders, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Revolving Credit Commitments and its own interest in the Loans, Letter of
Credit Obligations and other Obligations to it arising under this Agreement or the other Loan
Documents, without any duty or liability to any other Secured Party or as to any Related
Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (d) no holder of Related Obligations and no other Secured Party (except the
Administrative Agent, the Lenders and the Issuers, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (e) no holder of any Related Obligation shall exercise any right of setoff, banker’s lien or similar right except as expressly provided in Section 11.7.
Section 10.10 Additional Indebtedness. In connection with the incurrence by any
Restricted Subsidiary of additional Indebtedness permitted by Section 8.1(a)(ii), (b) or (c) of this
Agreement to be secured by a Lien permitted by Section 8.2(s) of any Collateral, at the request of
Borrower, the Administrative Agent (including in its capacity as “collateral agent” under the
Loan Documents) agrees (a) to execute and deliver an Intercreditor Agreement or an Other
Intercreditor Agreement (as applicable), (b) to act as collateral agent under such Intercreditor
Agreement or Other Intercreditor Agreement (as applicable) on behalf of the Secured Parties hereunder, and solely with respect to, and to the extent necessary for, the perfection of Collateral requiring perfection by possession or control, to possess or control such Collateral on behalf of other Secured Parties (as defined in such Intercreditor Agreement or Other Intercreditor
Agreement (as applicable)) to the extent provided for therein and (c) to make or consent to any filings or take any other actions in connection therewith, in each case, as may be reasonably determined by Borrower, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), to be necessary for any Lien on the Collateral permitted to secure such additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by Borrower, to the extent such priority is permitted by the Loan Documents)
pursuant to the Collateral Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified.
Section 10.11 Withholding. To the extent required by any applicable law (which for purposes of this Section 10.11 includes FATCA), the Administrative Agent or Borrower may withhold from any payment to any Lender or Issuer an amount equivalent to any applicable withholding tax, and in no event shall the Administrative Agent be required to be responsible for or pay any additional amount with respect to any such withholding. Without limiting the provisions under Section 2.16, if any payment has been made to any Lender or Issuer by the
Administrative Agent without the applicable withholding tax being withheld from such payment and the Administrative Agent or Borrower has paid over the applicable withholding tax to the
Internal Revenue Service or any other Governmental Authority, or the Internal Revenue Service
or any other Governmental Authority asserts a claim that the Administrative Agent or Borrower did not properly withhold tax from amounts paid to or for the account of any Lender or Issuer because the appropriate form was not delivered or was not properly executed or because such
Lender or Issuer failed to notify the Administrative Agent or Borrower of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective or for any other reason, such Lender or Issuer shall indemnify the Administrative Agent and
Borrower fully for all amounts paid, directly or indirectly, by the Administrative Agent or
Borrower as tax or otherwise, including any penalties or interest and together with all expenses
(including legal expenses, allocated internal costs and out-of-pocket expenses) incurred and shall make payment in respect thereof within 30 days after demand therefor; provided, however, that this Section 10.11 shall not impose any obligation on any Lender or Issuer to pay to any
Borrower amounts in respect of any Indemnified Taxes or penalties, interest, or expenses incurred in connection with Indemnified Taxes. A certificate as to the amount of such liability delivered to any Lender or Issuer by the Administrative Agent shall be conclusive absent manifest error. Each Lender and each Issuer hereby authorizes the Administrative Agent and
Borrower to set off and apply any and all amounts at any time owing to such Lender or such
Issuer under any other Loan Document against any amount due the Administrative Agent or
Borrower, as applicable, under this Section 10.11. The agreements in this Section 10.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or an Issuer and the repayment, satisfaction or discharge of all the Secured Obligations.
Section 10.12 Proofs of Claim. In case of the pendency of any Bankruptcy Proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any
Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other

Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuers and the Administrative Agent
(including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuers and the Administrative Agent under Sections
2.12, 11.3 and 11.4) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuers, to pay to the
Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12, 11.3 and 11.4.
Section 10.13ERISA Representation..
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the
Administrative Agent, the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of
Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such
Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement;
(ii)the transaction exemption set forth in one or more PTEs, such as
PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the
Letters of Credit, the Commitments and this Agreement;
(iii)(A) such Lender is an investment fund managed by a “Qualified
Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such
Qualified Professional Asset Manager made the investment decision on behalf of such
Lender to enter into, participate in, administer and perform the Loans, the Letters of
Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments
and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of

PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection
(a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such
Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the
Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent or the Joint
Lead Arrangers or any of their respective Affiliates is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
For the purposes of this Section 10.13:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in
ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such
“employee benefit plan” or “plan”.
“ERISA” means the Employee Retirement Income Security Act of 1974, as
amended, and the rules and regulations promulgated thereunder.
“PTE” means a prohibited transaction class exemption issued by the U.S.
Department of Labor, as any such exemption may be amended from time to time.
Section 10.14Borrower Communications.
(a)The Administrative Agent, the Lenders and the Issuers agree that, pursuant to procedures approved by the Administrative Agent, the Borrower may, but shall not

be obligated to, make any Borrower	Communications to the Administrative Agent	through an
electronic platform chosen by the Administrative Agent to be its electronic transmission system
(the “Approved Borrower Portal”). As used in this Section 10.14, “Borrower Communications”
means, collectively, any Notice of Borrowing, Letter of Credit Request, Notice of Conversion or
Continuation, notice of prepayment or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan
Document or the transactions contemplated therein which is distributed by the Borrower to the
Administrative Agent through an Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Administrative Agent (it being understood and agreed that, to the extent that any Borrower Communication is required to be signed hereunder, such signature may be submitted through the Approved Borrower Portal and/or such signature requirement may be waived, in each case at the sole discretion of the Administrative
Agent).
(b)Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/
password authorization system), each Lender, each Issuer, Holdings and the Borrower acknowledges and agrees that (i) the distribution of material through an electronic medium is not necessarily secure, (ii) the Administrative Agent is not responsible for approving or vetting administrators, representatives, or contacts of the Borrower added to the Approved Borrower
Portal, and (iii) there may be confidentiality and other risks associated with such distribution.
Each Lender, each Issuer, Holdings and the Borrower hereby approves distribution of Borrower
Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.
(c)THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS”

AND “AS AVAILABLE”. THE AGENT AFFILIATES DO NOT WARRANT THE
ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE
ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM
LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL
AND THE BORROWER COMMUNICATIONS.NO WARRANTY OF ANY KIND,
EXPRESS,IMPLIEDORSTATUTORY,INCLUDINGANYWARRANTYOF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT
OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS,
IS MADE BY THE AGENT AFFILIATES IN CONNECTION WITH THE BORROWER
COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL

THE AGENT AFFILIATES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY
LENDER, ANY ISSUER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY
KIND,INCLUDINGDIRECTORINDIRECT,SPECIAL,INCIDENTALOR
CONSEQUENTIALDAMAGES,LOSSESOREXPENSES(WHETHER IN TORT,
CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION
OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED
BORROWER PORTAL.
(d)Each Lender, each Issuer, Holdings and the Borrower agrees that the
Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in
accordance with the Administrative Agent’s generally applicable document retention procedures and policies.
(e)Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such
Loan Document.
Section 10.15Acknowledgment of Lenders.
(a)(i) Each Lender and Issuer hereby agrees that (x) if the Administrative
Agent notifies such Lender or such Issuer, as applicable, that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or such Issuer, as applicable, from the Administrative Agent or any of its Affiliates (whether as a payment,

prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a
“Payment”) were erroneously transmitted to such Lender or Issuer (whether or not known to such
Lender or such Issuer, as applicable), as applicable, and demands the return of such Payment (or a portion thereof), such Lender or such Issuer, as applicable, shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such
Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuer, as applicable, to the date such amount is repaid to the

Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or such
Issuer, as applicable, shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or Issuer under this Section 10.15(a) shall be conclusive, absent manifest error.
(ii)Each Lender and each Issuer hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment
(a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such
Payment. Each Lender and each Issuer agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or such Issuer, as applicable, shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative
Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuer, as applicable, to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii)The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or any Issuer that has received such Payment (or portion thereof) for any reason, the
Administrative Agent shall be subrogated to all the rights of such Lender or such Issuer, as applicable, with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

(iv)Each party’s obligations under this Section 10.15(a) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender or an Issuer, the termination of the
Commitments or the repayment, satisfaction or discharge of all Obligations under any
Loan Document.
(b)The Lenders and Issuers acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Loan Parties) between the Loan Parties and their Affiliates, on the one hand, and
JPMorgan Chase Bank, N.A.
and its Affiliates, on the other hand.Without limiting the
foregoing, the Loan Parties or their Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Lender, Issuer, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Lenders and
Issuers acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them.. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders and/or the Issuers by the
Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender or any Issuer with any credit or other information concerning the Loans, the Lenders, the Issuers, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the
Loan Parties or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the
Administrative Agent and any Loan Party, any Affiliate thereof or any other Person.
Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders and/or Issuers or any formal or informal committee or ad hoc group of such Lenders and/or Issuers, as applicable, including at the direction of a Loan Party.
ARTICLE XI
Miscellaneous
Section 11.1Amendments, Waivers, Etc.
(a)Subject to clause (E) of the second proviso below, no amendment, modification or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders (or by the Administrative Agent
with the consent of the Requisite Lenders) and, in the case of any amendment, by Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly and adversely affected thereby, in addition to the
Requisite Lenders (or the Administrative Agent with the consent thereof), do any of the following:
(i)[Reserved];

(ii)increase the Commitment of such Lender or subject such Lender to any additional obligation;
(iii)extend the scheduled final maturity of any Loan owing to such
Lender, or waive or postpone any scheduled date fixed for the payment or reduction of principal of any such Loan (it being understood that Section 2.9 does not provide for scheduled dates fixed for payment) or for the reduction of such Lender’s Commitment;
(iv)reduce the principal amount of any Loan or Reimbursement
Obligation owing to such Lender (other than by the payment or prepayment thereof);
(v)reduce the rate of interest on any Loan or Reimbursement
Obligations outstanding to such Lender or any fee payable hereunder to such Lender;
(vi)postpone any scheduled date fixed for payment of interest on any
Loan or Reimbursement Obligations outstanding to such Lender or fees owing to such
Lender;
(vii)change the aggregate Ratable Portions of Lenders required for any or all Lenders to take any action hereunder;
(viii)release all or substantially all of the Collateral except as provided in Section 10.8(b) or release Borrower from its payment obligation to such
Lender under this Agreement or the Notes owing to such Lender (if any) or release any
Guarantor from its obligations under the Guaranty or the Parent Guaranty, as applicable, except in connection with sale or other disposition of a Subsidiary Guarantor (or all or substantially all of the assets thereof) permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement) or as otherwise permitted by this Agreement or, the Guaranty or the Parent Guaranty;
(ix)[Reserved]; orcontractually subordinate (1) the Liens in favor of the
Collateral Agent on all or substantially all of the Collateral securing the Secured
Obligations or (2) the Secured Obligations in right of payment, in each case under this clause (a)(ix), in respect of any other Indebtedness for borrowed money (other than amendments, supplements, waivers or other modifications the effect of which is to increase the amount of Indebtedness that may be incurred pursuant to Sections 8.1(f),
8.1(g), 8.1(h), 8.1(q), 8.1(u), 8.1(y) and 8.1(bb)) (any such other Indebtedness to which such Liens or Obligations, as applicable, are subordinated, “Senior Indebtedness”), unless each directly and adversely affected Lender has been offered an opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender and calculated immediately prior to any applicable amendment or incurrence of Senior Indebtedness) of the Senior Indebtedness
on the same terms as offered to all other providers (or their Affiliates) of the Senior
Indebtedness (other than bona fide backstop fees, structuring or arrangement or similar fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction) and to the extent such adversely affected
Lender decides to participate in the Senior Indebtedness, receives its pro rata share of the fees and any other similar benefit (other than bona fide backstop fees, structuring or arrangement or similar fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction) of the Senior
Indebtedness afforded to the providers of the Senior Indebtedness (or any of their
Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such directly and adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each such directly and adversely affected Lender for a period of not less than five Business Days; provided, however, that (x) any Lender may designate any of its Affiliates to provide such Senior Indebtedness on its behalf with the
Secured Obligations of such Lender being treated, for purposes hereof, as though such
Lender had provided such Senior Indebtedness itself without the written consent of each directly and adversely affected Lender and (y) in no event shall this clause (a)(ix) restrict any such amendment, supplement, waiver or other modification (I) in connection with any “debtor in possession” financing, (II) in connection with an ABL, any Indebtedness permitted under Subsection 8.1(g), or any factoring, securitization or other similar facility or (III) expressly permitted by this Agreement, the Security Documents, any
Intercreditor Agreement or any Other Intercreditor Agreement; or
(x)amend Section 10.8(b), this Section 11.1, Section 11.8, any waterfall provision or the definition of “Ratable Portion”; provided that in connection with the addition to the Facilities of a new Tranche of loans, this Section 11.1 and the definition of “Ratable Portion” may be amended with the consent of the Administrative Agent in order to provide the lenders of such new Tranche of loans or commitments with voting rights proportionate to the commitments of such new lenders;
provided, further, that
(A)[Reserved],
(B)no amendment, waiver or consent shall, unless in writing
and signed by any Special Purpose Vehicle that has been granted an option pursuant to Section 11.2(g) affect the grant or nature of such option or the right or duties of such Special Purpose Vehicle hereunder,
(C)no amendment, waiver or consent shall, unless in writing
and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents;
(D)no amendment, waiver or consent shall, unless in writing
and signed by the Administrative Agent in addition to each Issuer, affect the rights or duties of the Issuers, in their respective capacities as such, under this
Agreement or the other Loan Documents;
(E)notwithstanding any of the foregoing, the Administrative
Agent may, solely with the consent of Borrower, amend, modify or supplement this Agreement to cure any typographical error, ambiguity, omission, defect or inconsistency;
(F)no amendment, waiver or consent shall without the written consent of (x) all Lenders amend the definition of the term “Requisite

Lenders,” (y) all Revolving Credit Lenders amend the definition of the term
“Requisite Revolving Credit Lenders” and (z) all Term Loan Lenders amend the definition of the term “Requisite Term Loan Lenders”; provided that in connection with the addition to the Facilities of a new Tranche of loans or commitments the foregoing definitions may be amended with the consent of the
Administrative Agent in order to provide Lenders of such new Tranche of loans or commitments with voting rights proportionate to the commitments of such new Lenders; and
(G)the written consent of the Requisite Revolving Credit
Lenders shall be required to (i) amend or otherwise modify Section 3.2 with respect to any extension of credit under the Revolving Credit Facility, (ii) waive any representation made or deemed made in connection with any extension of credit under the Revolving Credit Facility, or (iii) waive or consent to any
Default or Event of Default relating solely to the Revolving Loans and
Revolving Credit Commitments (including Defaults and Events of Default relating to the foregoing clauses (i) and (ii)); provided, however, that the amendments, modifications, waivers and consents described in this clause (G)
shall not require the consent of any Lenders other than the Requisite Revolving
Credit Lenders.
Anything herein to the contrary notwithstanding, in connection with any “Requisite Lender” or
“Requisite Term Loan Lender” votes, Lenders that are Affiliated Debt Funds shall not be permitted, in the aggregate, to account for more than 49.9% of the amounts includable in determining whether the “Requisite Lenders” or “Requisite Term Loan Lenders” have consented to any amendment, modification, waiver or consent or other action that is subject to such vote.
The voting power of each Lender that is an Affiliated Debt Fund shall be reduced, pro rata, to the extent necessary in order to comply with the immediately preceding sentence.
Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting
Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments, modifications and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Requisite Lenders, Requisite Term Loan Lenders or
Requisite Revolving Credit Lenders or all of the Lenders, as required, have approved any such amendment, modification or waiver (and the definition of “Requisite Lenders,” “Requisite Term
Loan Lenders” and “Requisite Revolving Credit Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that any such amendment, modification or waiver that would increase or extend the term of the Commitment of such
Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such
Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such
Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.
(b)The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

(c)Notwithstanding any provision herein to the contrary and, for the avoidance of doubt, without limiting anything set forth in Sections 2.21(b), 2.22(c) and 2.24(c), this
Agreement may be amended (or amended and restated) with the written consent of the Requisite
Lenders, the Administrative Agent and Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof, (ii) to ensure that each loan made thereunder is guaranteed and secured by the Collateral in a manner consistent with the existing Facilities,
(iii) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Requisite Lenders or of the Lenders of each Facility hereunder and (iv) to provide class protection for any additional credit facilities in a manner consistent with those provided the original Facilities pursuant to the provisions of Section 11.1(a) as in effect on the Closing Date.
(d)If, in connection with any proposed amendment, modification, waiver or termination requiring unanimous consent or the consent of all affected Lenders, the consent of
Requisite Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a “Non-Consenting Lender”), then, so long as the Lender acting as the
Administrative Agent is not a Non-Consenting Lender (1) at Borrower’s request, the
Administrative Agent or any Eligible Assignee acceptable to the Administrative Agent and, prior to an Event of Default that is continuing, Borrower, shall have the right with the Administrative
Agent’s consent and in the Administrative Agent’s sole discretion (but shall have no obligation)
to direct the purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent’s request, sell and assign to the Lender acting as the Administrative Agent or such Eligible Assignee, all of the Revolving Credit Commitments
and Revolving Credit Outstandings of such Non-Consenting Lender if such Non-Consenting
Lender is a Revolving Credit Lender, or all of the Term Loans of such Non-Consenting Lender if such Non-Consenting Lender is a Term Loan Lender, in each case for an amount equal to the principal balance of all such Revolving Loans or Term Loans, as applicable, held by the
Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale (and, upon receipt of such amount by the Non-Consenting Lender, shall be deemed to have so sold), such purchase and sale to be consummated pursuant to an executed Assignment and
Assumption or (2) the Borrower may, on written notice to the Administrative Agent and the
Non-Consenting Lender, so long as no Event of Default pursuant to Section 9.1(a), 9.1(b) or
9.1(f) shall have occurred and be continuing, prepay the Loans and, if applicable, terminate the
Revolving Credit Commitments of such Non-Consenting Lender, in whole or in part, subject to
Section 10.6, without premium or penalty. In furtherance of the foregoing clause (d)(1), each
Lender hereby grants to the Administrative Agent and Borrower an irrevocable power of attorney
(which power is coupled with an interest) to execute and deliver on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any such assignment of such
Lender’s interests hereunder in the circumstances contemplated by this Section 11.1(d); provided that the Administrative Agent shall not exercise such power of attorney unless such Lender has failed to enter into any such Assignment and Assumption within 3 days following any written request from Borrower or the Administrative Agent following the occurrence of any of the circumstances set forth above in this clause (d).
(e)If any amendment, amendment and restatement or other modification of this
Agreement is consummated on or prior to the first anniversary of the Closing Date and has the effect, at any time on or prior to such first anniversary (such time, the “Applicable Time”), of decreasing the Weighted Average Yield with respect to the Term Loans that would otherwise have been in effect at the Applicable Time (a “Repricing Amendment”), if such Repricing
Amendment is made primarily for the purpose of reducing the Weighted Average Yield of such
Term Loans, Borrower shall pay a fee, at the Applicable Time, to each Non-Consenting Lender that assigns its Term Loans pursuant to Section 11.1(d) in connection with any such Repricing
Amendment in an amount equal to 1.0% of the aggregate principal amount of the affected Term
Loans held by such Term Loan Lender.
Section 11.2Assignments and Participations.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender or
Issuer may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clauses (b) and (i) below, (ii) by way of participation in accordance with the provisions of clause (h) below or (iii) by way of a grant to a
Special Purpose Vehicle or a pledge or assignment of a security interest subject to the restrictions in clause (g) below (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns,
Participants to the extent provided in clause (h) below, Special Purpose Vehicles to the extent provided in clause (g) below and, to the extent expressly contemplated hereby, each of the
Administrative Agent, the Lenders and the Issuers, their respective Affiliates and each of their respective partners, directors, officers, employees, agents, trustee, representatives, attorneys, consultants and advisors) any legal or equitable right, remedy or claim under or by reason of this
Agreement.
(b)Each Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all or a portion of its Revolving Credit
Commitment and the Revolving Loans at the time owing to it and all of its rights and obligations with respect to the Term Loans and Letters of Credit); provided that any such assignment shall be subject to the following conditions:
(i)(A) In the case of an assignment of the entire remaining amount of the Term Loans at the time owing to an assigning Lender, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned and (B) in any case not described in clause (b)(i)(A) above, the aggregate amount of the Term Loans of the assigning Lender subject to each such assignment
(determined as of the Closing Date (as defined in the Assignment and Assumption) of the Assignment and Assumption with respect to such assignment) shall not be less than
$1,000,000 unless each of the Administrative Agent and, so long as no Event of Default pursuant to Section 9.1(a), 9.1(b) or 9.1(f) shall have occurred and be continuing,
Borrower otherwise consents (each such consent not to be unreasonably withheld);
provided that such amounts shall be aggregated in respect of each Lender and its
Affiliates or Approved Funds, if any.
(ii)(A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Revolving Loans at the

time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender, no minimum amount need be assigned and (B) in any case not described in clause (b)(ii)(A)
above, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes the Revolving Credit Outstandings thereunder) or, if the applicable
Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Revolving Credit Outstandings of the assigning Lender subject to each such assignment (determined as of the Closing Date (as defined in the Assignment and
Assumption) of the Assignment and Assumption with respect to such assignment) shall not be less than the $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default pursuant to Section 9.1(a), 9.1(b) or 9.1(f) shall have occurred and be continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld); provided that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any.
(iii)(A) If any such assignment shall be of the assigning Lender’s
Revolving Credit Outstandings and Revolving Credit Commitment, such assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Credit
Outstandings and the Revolving Credit Commitment assigned and (B) if any such assignment shall be of the assigning Lender’s Term Loans, such assignment shall be made as an assignment of a proportionate part of all the assigning Lenders rights and obligations under this Agreement with respect to the Term Loans assigned. Any such assignment need not be ratable as among the Facilities.
(iv)No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) or (b)(ii)(B) above and, in addition:
(A)the consent of Borrower (such consent not to be
unreasonably withheld (x) in the case of a proposed assignment of Term Loans and (y) in the case of a proposed assignment of Revolving Loans and Revolving
Credit Commitments to an Approved Commercial Bank) shall be required unless
(x) an Event of Default pursuant to Section 9.1(a), 9.1(b) or 9.1(f) shall have occurred and be continuing at the time of such assignment; (y) such assignment is of a Term Loan and to a Lender or an Affiliate of a Lender other than an
Affiliate that is a Disqualified Institution or (z) solely in the case of Term Loans, an Approved Fund;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld) shall be required for assignments to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)the consent of the applicable Issuer (such consent not to be unreasonably withheld in the case of a proposed assignment to an Approved
Commercial Bank) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of
Credit (whether or not then outstanding).
(c)The parties to each assignment shall execute and deliver to the
Administrative Agent for its acceptance and recording, an Assignment and Assumption, together with any Note (if the assigning Lender’s Loans are evidenced by a Note) subject to such assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an
Administrative Questionnaire. Upon such execution, delivery, acceptance and recording and the receipt by the Administrative Agent from the assignee of an assignment fee in the amount of
$3,500 (other than in respect of assignments made pursuant to Sections 2.17 and 11.1(d), it being understood that only one such fee shall be payable in connection with concurrent assignments to or by two or more Approved Funds), from and after the effective date specified in such
Assignment and Assumption, (i) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a
Lender under this Agreement and, if such Lender was an Issuer, of such Issuer hereunder, (ii) the
Notes (if any) corresponding to the Loans assigned thereby shall be transferred to such assignee by notation in the Register and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and
Assumption, relinquish its rights (except for those surviving the payment in full of the
Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an
Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).
Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such
Lender of a participation in such rights and obligations in accordance with clause (h) of this
Section 11.2. Notwithstanding the foregoing, no assignment pursuant to clause (i) below shall be subject to the requirements of this clause (c).
(d)The Administrative Agent, acting on behalf of Borrower, shall maintain at its address referred to in Section 11.9 a copy of each Assignment and Assumption delivered to and accepted by it and shall record in the Register the names and addresses of the Lenders and
Issuers, the Commitments of each Lender and the principal amount of the Loans, Letters of
Credit and Reimbursement Obligations owing to each Lender and to each Issuer from time to time. Any assignment pursuant to this Section 11.2 shall not be effective until such assignment is recorded in the Register. The entries in the Register shall be prima facie evidence thereof, and the Loan Parties, the Administrative Agent and the Lenders and the Issuers may treat each Person whose name is recorded in the Register as a Lender or as an Issuer, as applicable, for all purposes of this Agreement. The Register shall be available for inspection by Borrower at any reasonable time and from time to time upon reasonable prior notice. Each Lender and Issuer may request from time to time, and the Administrative Agent shall provide, the principal amount of Loans,
Letters of Credit and/or Reimbursement Obligations, as applicable, owing to such Lender or
Issuer, in each case as reflected in the Register.
(e)Notwithstanding anything to the contrary contained in clause (d) above, the
Loans (including the Notes evidencing such Loans) and the Letters of Credit are registered obligations and the right, title, and interest of the Lenders and their assignees in and to such
Loans and the right, title, and interest of the Issuers and their assignees in and to such Letters of
Credit shall be transferable only upon notation of such transfer in the Register. A Note shall only evidence the Lender’s or an assignee’s right title and interest in and to the related Loan, and in no event is any such Note to be considered a bearer instrument or obligation within the meaning of Section 163(f) of the Code. This Section 11.2 shall be construed so that the Loans and the
Letters of Credit are at all times maintained in “registered form” within the meaning of
Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations). Solely for purposes of this Section 11.2 and for tax purposes only, the Administrative Agent shall act as Borrower’s non-fiduciary agent for purposes of maintaining such notations of transfer in the Register.
(f)Upon its receipt of an Assignment and Assumption executed by an assigning
Lender and an assignee, the Administrative Agent shall, if such Assignment and Assumption has been completed, (i) accept such Assignment and Assumption, (ii) record or cause to be recorded the information contained therein in the Register and (iii) give prompt written notice thereof to
Borrower. Within ten Business Days after its receipt of such notice, Borrower, at its own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent, new Notes payable to such assignee in an amount equal to the Commitments and Loans assumed by it pursuant to such Assignment and Assumption and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has retained Commitments or
Loans hereunder, new Notes payable to the assigning Lender in an amount equal to the
Commitments retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit B-1 or Exhibit B-2, as applicable.
(g)In addition to the other assignment rights provided in this Section 11.2, each
Lender may (i) grant to a Special Purpose Vehicle the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder and the exercise of such option by any such Special Purpose Vehicle and the making of Loans pursuant thereto shall satisfy (once and to the extent that such Loans are made) the obligation of such Lender to make such Loans thereunder; provided that (x) nothing herein shall constitute a commitment or an offer to commit by such a Special Purpose Vehicle to make Loans hereunder and no such Special Purpose Vehicle shall be liable for any indemnity or other Obligation (other than the making of Loans for which such Special Purpose Vehicle shall have exercised an option, and then only in accordance with the relevant option agreement) and (y) such Lender’s obligations under the Loan Documents shall remain unchanged, such Lender shall remain responsible to the other parties for the performance of its obligations under the terms of this Agreement and shall remain the holder of the
Obligations for all purposes hereunder; and (ii) assign, as collateral or otherwise, any of its rights under this Agreement (including rights to payments of principal or interest on the Loans) to (x)
any Federal Reserve Bank pursuant to Regulation A of the Federal Reserve Board or any other central banking authority with jurisdiction over such Lender without notice to or consent of
Borrower or the Administrative Agent, (y) to any bona fide holder of, any financial trustee for any holder of, any collateral agent for any holder of, or any other representative of holder of, obligations owed or securities issued, by such fund, as security for such obligations or securities without notice to or consent of Borrower or Administrative Agent; provided that in so acting such holder, trustee, collateral agent or other representative is acting in its normal course of business, and (z) to any Special Purpose Vehicle to which such Lender has granted an option pursuant to clause (i) above; and provided, further, that no such assignment or grant shall release such Lender from any of its obligations hereunder except as expressly provided in clause (i)
above and except, in the case of a subsequent foreclosure pursuant to an assignment as collateral, if such foreclosure is made in compliance with the other provisions of this Section 11.2 other than this clause (g) or clause (h) below. The parties hereto acknowledge and agree that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any such Special Purpose Vehicle, it will not institute against, or join any other Person in instituting against, any Special Purpose Vehicle that has been granted an option pursuant to this clause (g) any bankruptcy, reorganization, insolvency or liquidation proceeding (such agreement shall survive the payment in full of the Obligations). The terms of the designation of, or assignment to, such Special Purpose Vehicle shall not restrict such

Lender’s ability to, or grant such Special Purpose Vehicle the right to, consent to any amendment or waiver to this Agreement or any other Loan Document or to the departure by Borrower from any provision of this Agreement or any other Loan Document without the consent of such
Special Purpose Vehicle except, as long as the Administrative Agent and the Lenders, Issuers and other Secured Parties shall continue to, and shall be entitled to continue to, deal solely and directly with such Lender in connection with such Lender’s obligations under this Agreement, to the extent any such consent would reduce the principal amount of, or the rate of interest on, any
Obligations, amend this clause (g) or postpone any scheduled date of payment of such principal or interest. Each Special Purpose Vehicle shall be entitled to the benefits of (and shall have the obligations under) Sections 2.15, 2.16, 2.17 and 2.14(c) as if it were such Lender; provided that anything herein to the contrary notwithstanding, no Loan Party shall, at any time, be obligated to make under Sections 2.15, 2.16, 2.17 or 2.14(c) to any such Special Purpose Vehicle and any such Lender any payment in excess of the amount such Loan Party would have been obligated to pay to such Lender in respect of such interest if such Special Purpose Vehicle had not been assigned the rights of such Lender hereunder; provided, further, that such Special Purpose
Vehicle shall have no direct right to enforce any of the terms of this Agreement against
Borrower, the Administrative Agent or the other Lenders.
(h)Each Lender may, without consent of Borrower or Administrative Agent, sell participations to any Person (other than a natural person, Disqualified Institution or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such
Lender’s rights and/or obligations under this Agreement (including all or a portion of its Term
Loan Commitments, Revolving Credit Commitments and the Loans owing to it); provided that
(A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(C) Borrower, the Administrative Agent, the Lenders and the Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this
Agreement, (D) such Lender shall remain the holder of any such Loan for all purposes under this
Agreement and the other Loan Documents, (E) prior to selling any participation in any Revolving
Commitments, such Lender shall have provided Borrower with not less than five Business Days’
advance notice of such sale; provided that if such Lender does not comply with the notice requirements set forth in this Section 11.2(h)(E), Borrower shall have the right to designate such
Lender and/or Participant as a Disqualified Institution (it being understood that Borrower shall provide notice to the Administrative Agent of the applicable Lender and/or Participant being so designated as a Disqualified Institution promptly (and no later than five Business Days) after such designation) and (F) from time to time upon the reasonable request of Borrower, each
Lender shall provide Borrower a list all of outstanding participations that such Lender has sold.
The terms of such participation shall not, in any event, require the Participant’s consent (or disclosure or any request for a consent) to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the
Obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such Participant under the Loan Documents, to which such
Participant would otherwise be entitled under such participation, (ii) increase the amount of commitments participated to such Participant (other than an increase that is immediately followed by a substantially concurrent and equivalent (or larger) decrease), (iii) extend the scheduled final maturity of any loan owing to such Participant, or waive or postpone any scheduled date fixed for the payment or reduction of principal of any such loan or (iv) result in the release of all or substantially all of the Collateral or substantially all of the value of the
Guaranty or the Parent Guaranty, in each case, other than in accordance with Section 10.8(b). In the event of the sale of any participation by any Lender, (w) such Lender’s obligations under the
Loan Documents shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (y) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (z) Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Borrower agrees that each
Participant shall be entitled to the benefits of (and shall have the obligations under) Sections
2.14(c), 2.15, 2.16 or 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) above; provided that (A) no Loan Party shall be obligated to make any greater payment under Sections 2.14, 2.15 or 2.16 than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of Borrower and Borrower expressly waives the benefit of this provision at the time of such participation, and (B) no Participant shall be entitled to the benefits of Section
2.16 unless such Participant complies with Section 2.16(f) and (g) and provides the forms and certificates referenced therein to the Lender that granted such participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.7 as though it were a Lender, provided such Participant agrees to be subject to Section 11.8 as though it were a Lender. Notwithstanding the foregoing, no Lender shall be permitted to sell or maintain a participation under this Agreement to or with any Disqualified Institution and any participation to a Person that is or at any time becomes a Disqualified Institution shall be null and void, except to the extent the Borrower has expressly consented to such participation in writing. Any such participation and Disqualified Institution not permitted prior to the foregoing sentence shall be subject to the provisions of Section 11.2(p), except to the extent the Borrower has otherwise expressly consented in writing. Any attempted participation which does not comply with this
Section 11.2(h) shall be null and void.
(i)Any Issuer may at any time assign its rights and obligations hereunder to any other Revolving Credit Lender by an instrument in form and substance satisfactory to Borrower, the Administrative Agent, such Issuer and such Lender, subject to the provisions under Section
11.2(d) relating to notations of transfer in the Register. If any Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 11.2(i), then, as of the effective date of such cessation, such Issuer’s obligations to Issue Letters of Credit pursuant to
Section 2.4 shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.
(j)The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the
Federal Electronic Signatures in Global and National Commerce Act, the New York State
Electronic Signatures and Records Act, or any other similar state laws based on the Uniform
Electronic Transactions Act.
(k)Notwithstanding anything to the contrary contained herein, but subject to the consent rights of the Administrative Agent in Section 11.2(b)(iv)(B), (x) any Lender may, at any
time, assign all or a portion of its rights and obligations under this Agreement in respect of its
Term Loans to any Parent Entity, the Borrower, any Subsidiary or an Affiliated Lender and

(y) any Parent Entity, the Borrower and any Subsidiary may, from time to time, purchase or prepay Term Loans, in each case, on a non-pro rata basis through (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Borrower and the Administrative Agent (or other applicable agent managing such auction); provided that (A) any such Dutch auction by the Borrower or its Subsidiaries shall be made in accordance with Section 2.8(c), (B) any such Dutch auction by any Parent Entity shall be made on terms substantially similar to Section 2.8(c) or on other terms to be agreed between such Parent Entity and the Administrative Agent (or other applicable agent managing such auction) and (C) no Revolving Loans shall be used to fund any such purchase or (2) open market purchases; provided further that:
(i)no Revolving Loans shall be used to fund any such purchase;
(ii)in the case of Dutch auctions only, no Event of Default under
Section 9.1(a), 9.1(b) or 9.1(f) shall have occurred and be continuing or would result therefrom; and
(iii)all Term Loans purchased pursuant to this Section 11.2(k) shall be immediately and automatically permanently cancelled.
(l)(i) Notwithstanding anything to the contrary in this Agreement, with respect to any assignment to or by an Affiliated Lender:
(A)such Affiliated Lender that is not an Affiliated Debt Fund and such other Lender shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit J hereto (an “Affiliated
Lender Assignment and Assumption”);
(B)[Reserved];
(C)at the time of such assignment after giving effect to such assignment, the aggregate principal amount of all Revolving Credit
Commitments (including Incremental Revolving Credit Commitments) held by
Affiliated Lenders that are not Affiliated Debt Funds shall not exceed 25% of the aggregate principal amount of all Revolving Credit Commitments (including
Incremental Revolving Credit Commitments) outstanding under this Agreement;
(D)at the time of such assignment after giving effect to such assignment, the aggregate principal amount of all Term Loans (including
Incremental Term Loans) held by Affiliated Lenders that are not Affiliated Debt
Funds shall not exceed 25% of the aggregate principal amount of all Term Loans
(including Incremental Term Loans) outstanding under this Agreement; and
(E)any such Term Loans acquired by an Affiliated Lender may, with the consent of Borrower, be contributed to Borrower, whether through a
Parent Entity or otherwise, and exchanged for debt or equity securities of
Borrower or such Parent Entity that are otherwise permitted to be issued at such time pursuant to the terms of this Agreement, so long as any Term Loans so acquired by Borrower shall be retired and cancelled promptly upon the acquisition thereof.

(ii)Notwithstanding anything to the contrary in this Agreement, no
Affiliated Lender that is not an Affiliated Debt Fund shall have any right to (A) attend
(including by telephone) any meeting or discussions (or portion thereof) among the
Administrative Agent or any Lender to which representatives of the Loan Parties are not invited, (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to Borrower or its representatives or (C) receive advice of counsel to the
Administrative Agent or any other Lender or challenge their attorney client privilege.
(iii)Notwithstanding anything in Section 11.1 or the definition of
“Requisite Lenders” to the contrary, for purposes of determining whether the Requisite
Lenders, all affected Lenders or all Lenders have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any
Loan Document, an Affiliated Lender that is not an Affiliated Debt Fund shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not such
Affiliated Lenders; provided that no amendment, modification, waiver, consent or other action with respect to any Loan Document shall deprive such Affiliated Lender of its
Ratable Portion of any payments to which such Affiliated Lender is entitled under the
Loan Documents without such Affiliated Lender providing its consent; provided, further, that such Affiliated Lender shall have the right to approve any amendment, modification, waiver or consent that (x) disproportionately and adversely affects such Affiliated
Lender in its capacity as a Lender, (y) is of the type described in Section 11.1(a)(i)
through (x) of this Agreement to the extent that such Affiliated Lender in its capacity as a
Lender is directly and adversely affected thereby or (z) would otherwise require the consent of all Lenders or each Lender directly and adversely affected thereby. In furtherance of the foregoing, (x) the Affiliated Lender agrees to execute and deliver to the Administrative Agent any instrument reasonably requested by the Administrative
Agent to evidence the voting of its interest as a Lender in accordance with the provisions of this Section 11.2(l)(iii); provided that if the Affiliated Lender fails to promptly execute such instrument such failure shall in no way prejudice any of the Administrative
Agent’s rights under this paragraph and (y) the Administrative Agent is hereby appointed
(such appointment being coupled with an interest) by such Affiliated Lender as such
Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such
Affiliated Lender and in the name of such Affiliated Lender, from time to time in the
Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 11.2(l)(iii).
(iv)Each Affiliated Lender that is not an Affiliated Debt Fund, solely in its capacity as a Term Loan Lender, hereby agrees, and each Affiliated Lender
Assignment Agreement shall provide a confirmation that, if Parent or any Agilon
Restricted Entity shall be subject to any voluntary or involuntary bankruptcy, reorganization, insolvency or liquidation proceeding (“Bankruptcy Proceedings”), such
Affiliated Lender shall not take any step or action in such Bankruptcy Proceeding to object to, impede, or delay the exercise of any right or the taking of any action by the
Administrative Agent (or the taking of any action by a third party that is supported by the
Administrative Agent) in relation to such Affiliated Lender’s claim with respect to its
Loans (including, without limitation, objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Affiliated Lender is treated in connection with such exercise or action on the same or better terms as the other Term Loan Lenders. For the avoidance of doubt, the Lenders and each Affiliated Lender that is not an Affiliated Debt
Fund agree and acknowledge that the provisions set forth in this Section 11.2(l)(iv), and the related provisions set forth in each Affiliated Lender Assignment and Assumption, constitute a “subordination agreement” as such term is contemplated by, and utilized in,
Section 510(a) of the United States Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where Parent or an Agilon Restricted Entity has filed for protection under any law relating to bankruptcy, insolvency or reorganization or relief of debtors applicable to Parent or such Agilon Restricted Entity.
(m)Notwithstanding anything to the contrary in this Agreement, Section
11.1 or the definition of “Requisite Lenders,” for purposes of determining whether the Requisite
Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any
Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or
(iii) directed or required the Administrative Agent or any other Lender to undertake any action
(or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by Affiliated Debt Funds may not account for more than 49.9% of the Term Loans of consenting Lenders included in determining whether the Requisite Lenders have consented to any action pursuant to Section 11.1.
(n)Notwithstanding anything in this Agreement to the contrary, no assignee, which as of the date of any assignment to it pursuant to this Section 11.2 would be entitled to any payment under Sections 2.14, 2.15, 2.16 or 11.3 in an amount greater than the assigning Lender would have been entitled to as of such date under such Sections with respect to the rights assigned, shall be entitled to such greater payments unless the assignment was made after an
Event of Default under Section 9.1(a) or 9.1(f)(ii) has occurred and is continuing or Borrower has expressly consented in writing to waive the benefit of this provision at the time of such assignment.
(o)Notwithstanding anything to the contrary contained in this Agreement, assignments deemed to occur pursuant to Section 11.25 shall be permitted.
(p)~~(i)~~ Notwithstanding anything contained in this Agreement or any other Loan
Document to the contrary, if any Lender or Participant at any time is or becomes a Disqualified
Institution, then for so long as such Lender or Participant shall be a Disqualified Institution, the provisions of this Section 11.2(p) shall apply with respect to such Disqualified Institution unless the Borrower shall have otherwise expressly consented in writing in its sole discretion (and regardless of whether the Borrower shall have consented to any assignment or participation to such Lender or Participant).
(iii)  Any Disqualified Institution shall be bound by the provisions of, but shall not have any rights or remedies or be a beneficiary (whether as a Lender, a
Participant or otherwise) under or with respect to, this Agreement or any other Loan

Document. Without limiting the foregoing, a Disqualified Institution (1) shall not be entitled to and shall have no right to receive any payment in respect of principal (other than with respect to payments of principal on the final maturity date for the applicable
Tranche), interest, fees, costs, expenses or any other amount under or in respect of any
Loan Document, including but not limited to pursuant to Sections 2.4, 2.8, 2.9, 2.10,
2.12, 10.6, 11.2(h), 11.3 or 11.7 of this Agreement or any similar provision of any other
Loan Document, and (2) shall be deemed not to be a Secured Party under or in respect of any Loan Document. No fees or interest shall accrue for the account of a Disqualified
Institution (except solely for interest payable to a permitted assignee thereof following an assignment to such assignee (1) pursuant to and as expressly provided in Section 11.2(b)
and (2) pursuant to and as expressly provided in Section 11.2(p)(iv) below).
(iii) No Disqualified Institution shall have any right to approve, disapprove or consent to any amendment, supplement, waiver or modification of this
Agreement or any other Loan Document or any term hereof or thereof. In determining whether the requisite Lender or Lenders have consented to any such amendment, supplement, waiver or modification, and in determining the Requisite Lenders or
Requisite Revolving Credit Lenders for any purpose under or in respect of any Loan
Document, any Lender that is a Disqualified Institution (and the Loans, Commitments
and/or interests in Letter of Credit Obligations of such Disqualified Institution) shall be excluded and disregarded. Each such amendment, supplement, waiver or modification shall be binding and effective as to each Disqualified Institution.
(~~iv~~iii) The Borrower shall have the right (A) at the sole expense of any
Lender that is a Disqualified Institution and/or the Person that assigned its Commitments and/or Loans to such Disqualified Institution, to seek to replace or terminate such
Disqualified Institution as a Lender by causing such Lender to (and such Lender shall be obligated to) assign any or all of its Commitments and/or Loans and its rights and obligations under this Agreement to one or more assignees (which may, at the
Borrower’s sole option, be or include any Parent Entity, the Borrower or any
Subsidiary); provided that (1) the Administrative Agent shall not have any obligation to the Borrower to find such a replacement Lender, (2) the Borrower shall not have any obligation to such Disqualified Institution or any other Person to find such a replacement
Lender or accept or consent to any such assignment to itself or any other Person and
(3) the assignee (or, at its option, the Borrower) shall pay to such Disqualified Institution concurrently with such assignment an amount (which payment shall be deemed payment in full) equal to the lesser of (x) the face principal amount of the Loans so assigned,
(y) the amount that such Disqualified Institution paid to acquire such Commitments and/
or Loans, and (z) the most recently available quoted price for such Commitments and/or
Loans (as determined by the Borrower in good faith, which determination shall be conclusive, the “Trading Price”), in each case without interest thereon (it being understood that if the effective date of such assignment is not an interest payment date, such assignee shall be entitled to receive on the next succeeding interest payment date interest on the principal amount of the Loans so assigned that has accrued and is unpaid from the interest payment date last preceding such effective date (except as may be otherwise agreed between such assignee and the Borrower)), or (B) to prepay any Loans held by such Disqualified Institution, in whole or in part, by paying an amount (which payment shall be deemed payment in full) equal to the lesser of (x) the face principal amount of the Loans so prepaid, (y) the amount that such Disqualified Institution paid to acquire such Loans, and (z) the Trading Price for such Loans (in each case without interest thereon), and if applicable, terminate the Commitments of such Disqualified
Institution, in whole or in part. In connection with any such replacement, (1) if the
Disqualified Institution does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary or appropriate (in the good faith determination of the Administrative Agent or the
Borrower, which determination shall be conclusive) to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such
Assignment and Assumption and/or such other documentation and (b) the date as of which the Disqualified Institution shall be paid by the assignee Lender (or, at its option, the Borrower) the amount required pursuant to this Section 11.2(p)(iv)(B), then such
Disqualified Institution shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Assumption and/or such other documentation on behalf of such Disqualified Institution, and the
Administrative Agent shall record such assignment in the Register, (2) each Lender
(whether or not then a party hereto) agrees to disclose to the Borrower the amount that the applicable Disqualified Institution paid to acquire Commitments and/or Loans from such Lender and (3) each Lender that is a Disqualified Institution agrees to disclose to the Borrower the amount it paid to acquire the Commitments and/or Loans held by it.
(viv)  No Disqualified Institution (whether as a Lender, a Participant or otherwise) shall have any right to (A) receive any information or material made available to any Lender or the Administrative Agent hereunder or under any other Loan
Document, (B) have access to any Internet or intranet website to which any of the
Lenders and the Administrative Agent have access (whether a commercial, third-party or other website or whether sponsored by the Administrative Agent, the Borrower or otherwise), (C) attend (including by telephone) or otherwise participate in any meeting or discussions (or portions thereof) among or with the Borrower, the Administrative
Agent and/or one or more Lenders, (D) receive any information or material prepared by the Borrower, the Administrative Agent and/or one or more Lenders or (E) receive advice of counsel to the Administrative Agent or any other Lender or challenge their attorney client privilege. Any Disqualified Institution shall not solicit or seek to obtain any such information or material. If at any time any Disqualified Institution receives or possesses any such information or material, such Disqualified Institution shall (1) notify the Borrower as soon as possible that such information or material has become known to it or came into its possession, (2) immediately return to the Borrower or, at the option of the Borrower, destroy (and confirm to the Borrower such destruction) such information or material, together with any notes, analyses, compilations, forecasts, studies or other documents related thereto which it or its advisors prepared and (3) keep such information or material confidential and shall not utilize such information or material for any purpose. Each Lender (whether or not then a party hereto) agrees to notify the Borrower as soon as possible if it becomes aware that (x) it made an assignment to or has a participation with a Disqualified Institution or (y) any such Disqualified Institution has received any such information of materials.
(viv) The rights and remedies of the Borrower provided herein are cumulative and are not exclusive of any other rights and remedies provided to the
Borrower at law or in equity, and the Borrower shall be entitled to pursue any remedy available to it against any Lender that has (or has purported to have) made an assignment or sold or maintained a participation to or with a Disqualified Institution or against any

Disqualified Institution. In no event shall the Administrative Agent be (x) obligated to ascertain, monitor or inquire as to whether any Person is a Disqualified Institution or
(y) have any liability with respect to or arising out of an assignment or participation of
Loans, or disclosure of confidential information, to, or, the restrictions on any exercise of rights or remedies, of, any Disqualified Institution; provided that, unless the Borrower has consented to an assignment to an applicable Disqualified Institution, this sentence shall not relieve the Administrative Agent of any liability arising from the bad faith, gross negligence or willful misconduct of the Administrative Agent (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment).
Notwithstanding the foregoing, the Administrative Agent may, upon request from any
Lender, inform such Lender whether any potential assignee or participant is included on the list of Disqualified Institutions.
Section 11.3  Costs and Expenses.
(a)Borrower agrees promptly following demand therefor, to pay or cause to be paid, or reimburse, or cause to be reimbursed, the Administrative Agent and the Joint Lead
Arrangers for, all of the reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature of such Person (including, without limitation, the reasonable fees, expenses and disbursements of (i) the Administrative Agent’s counsel, Simpson Thacher & Bartlett LLP, in its capacity as counsel with respect to the
Facilities, and (ii) (A) those local legal counsel, conflicts counsel, auditors, accountants, appraisers, printers, insurance and environmental advisors, and other consultants and agents retained by the Administrative Agent prior to the Closing Date, (B) with Borrower’s consent
(such consent not to be unreasonably withheld) (1) local counsel in any appropriate jurisdiction and (2) in the case of an actual or perceived conflict of interest, a single conflicts counsel for each affected Person and (C) such other local legal counsel (limited to one firm of counsel for the
Administrative Agent, Lenders and Joint Lead Arrangers), auditors, accountants, appraisers, printers, insurance and environmental advisors, and other consultants and agents as may be retained by the Administrative Agent after the Closing Date with prior consent of Borrower (but excluding all Taxes, fees and similar charges)) incurred by the Administrative Agent before, on or after the Closing Date in connection with any of the following: (i) the preparation, negotiation, execution or interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any condition set forth in Article III), any Loan
Document or any proposal letter or commitment letter issued in connection therewith, or the making of the Loans hereunder, (ii) the creation, perfection or protection of the Liens under any
Loan Document (including any reasonable fees, disbursements and expenses for local counsel in various jurisdictions), (iii) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the
Administrative Agent’s rights and responsibilities hereunder and under the other Loan
Documents, (iv) the protection, collection or enforcement of any Secured Obligation or the enforcement of any Loan Document, (v) the commencement, defense or intervention in any court proceeding relating in any way to the Secured Obligations, any Loan Party, any other Agilon
Entity, this Agreement or any other Loan Document, (vi) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Secured Obligations, any Loan Party, any Agilon Entity, this
Agreement or any other Loan Document or (vii) any amendment, consent, waiver, assignment,

restatement, or supplement to any Loan Document or the preparation, negotiation, and execution of the same.
(b)Borrower further agrees to pay or reimburse the Administrative Agent and each of the Joint Lead Arrangers and Issuers upon demand for all out-of-pocket costs and expenses (including allocated costs of internal counsel and costs of settlement), including, without limitation, reasonable fees of counsel to the Administrative Agent (limited to one firm of counsel for the Administrative Agent and, if necessary one firm of local counsel in each appropriate jurisdiction in each case for the Administrative Agent), incurred by the
Administrative Agent, such Lenders or Issuers, in each case, in connection with any of the following: (i) in enforcing any Loan Document or Secured Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default,
(ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Secured Obligations, any Agilon
Entity and related to or arising out of the transactions contemplated hereby or by any other Loan
Document or (iv) in taking any other action in or with respect to any suit or proceeding
(bankruptcy or otherwise) described in clause (i), (ii) or (iii) above.
(c)The agreements in this Section 11.3 shall survive the termination of this
Agreement and the payment of the Loans and all other amounts payable hereunder.
Section 11.4Indemnities.
(a)Borrower agrees to indemnify and hold harmless the Administrative Agent, the Other Representatives, each Lender and each Issuer and each of their respective Affiliates, and each of the directors, officers, employees, agents, representatives, trustees, attorneys, consultants, members and advisors of or to any of the foregoing (each such Person being an
“Indemnitee”) from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature, including reasonable and documented fees, disbursements and expenses of financial and legal advisors to any such Indemnitee that may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of or relating to any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state, provincial or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other
Loan Document, any Secured Obligation, any Letter of Credit, any agreement among Lenders and the Administrative Agent entered into in connection with this Agreement or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the
Loans or Letters of Credit, the violation of, noncompliance with or liability under, any
Environmental Law applicable to the operations of Borrower or of any Restricted Subsidiary or any of the property of Borrower of any Restricted Subsidiary or in connection with any investigation of any potential matter covered hereby (regardless of whether such claim, litigation, investigation or proceeding is brought by Borrower, Borrower’s equity holders or creditors, an
Indemnitee or any other Person or entity, and whether any Indemnitee is party thereto) (in the case of fees and disbursements of counsel, limited to one firm of counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case for all
Indemnitees (and, in the event of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter, after receipt of the Borrower’s consent (which shall not be unreasonably withheld), retains its own counsel, of another firm of counsel in each appropriate jurisdiction for such affected Indemnitee) (collectively, the “Indemnified Matters”); provided that Borrower shall not have any obligation under this Section 11.4 to an Indemnitee with respect to any Indemnified
Matter relating to Taxes, fees and similar charges or caused by or resulting from (i) the gross negligence, bad faith or willful misconduct of that Indemnitee (or any Related Party of such
Indemnitee), as determined by a court of competent jurisdiction in a final non-appealable judgment, (ii) a material breach of the Loan Documents by such Indemnitee (or any Related
Party of such Indemnitee), as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable judgment or (iii) claims against such Indemnitee or any Related
Party brought by any other Indemnitee that do not involve any Joint Lead Arranger or the
Administrative Agent in its capacity as such and claims arising out of or in connection with or by reason of any act or omission of any Loan Party or any of its Affiliates.
(b)Borrower shall indemnify the Administrative Agent, the Lenders and each
Issuer for, and hold the Administrative Agent, the Lenders and each Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent, the Lenders and the Issuers for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.
(c)Borrower, at the request of any Indemnitee, shall have the obligation to defend against such investigation, litigation or proceeding and Borrower, in any event, may participate in the defense thereof with legal counsel of such Borrower’s choice. In the event that such Indemnitee requests Borrower to defend against such investigation, litigation or proceeding, such Borrower shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding, shall vitiate or in any way impair Borrower’s obligation and duty hereunder to indemnify and hold harmless such Indemnitee.
(d)The agreements in this Section 11.4 shall survive the termination of this
Agreement and the payment of the Loans and all other amounts payable hereunder.
Section 11.5[Reserved].
Section 11.6  Limitation of Liability. Borrower agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Loan Documents, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such
Indemnitee’s gross negligence or willful misconduct. Each of Holdings and Borrower hereby waives, releases and agrees (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 11.7  Right of Set-off. Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of Borrower against any and all of the Secured Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Secured Obligations may be unmatured. Each Lender agrees promptly to notify such Borrower in writing after any such set-off and application made by such Lender or its
Affiliates; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.7 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.
Section 11.8Sharing of Payments, Etc.
(a)Except as otherwise provided in any Loan Document or in any other written agreement among the Lenders and the Administrative Agent, if any Lender shall at any time obtain any payment of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to Section 11.4 (other than payments permitted pursuant to Section 2.8(b),
Section 2.8(c), Section 2.9(c), Section 2.14, Section 2.15, Section 2.16, Section 2.17, Section
2.20(c), Section 2.23, Section 11.1(d) or Section 11.4) or Section 11.6 or receives any Collateral in respect thereof (in either case, whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Lenders of a Borrowing, such Lender (a “Purchasing Lender”) shall forthwith purchase from the other Lenders (each, a “Selling Lender”) participating in such Borrowing such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing
Lender to share the excess payment ratably with each of them.
(b)If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender’s ratable share
(according to the proportion of (i) the amount of such Selling Lender’s required repayment in relation to (ii) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered.
(c)Borrower agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this Section 11.8 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.
Section 11.9 Notices, Etc. All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:
(a)if to any Loan Party:

agilon health management, inc.
Kenny Bellendir
1 World Trade Center, Suite 2000
Long Beach, CA 90831
Main Telephone: (562) 256-3800
with a copy (which copy shall not constitute notice) to:
Debevoise & Plimpton LLP
919 Third Avenue66 Hudson Blvd East
New York, New York 1002210001
Attention: Scott Selinger
Telecopy no.: (212) 909-6191
(b)if to any Lender, at its Lending Office specified opposite its name on
Schedule II or on the signature page of any applicable Assignment and Assumption;
(c)if to any Issuer, at the address set forth under its name on Schedule II;
and
(d)if to JPMorgan, as Administrative Agent, at its Lending Office specified opposite its name on Schedule II, or at such other address as shall be notified in writing (x) in the case of Borrower and the Administrative Agent, to the other parties and (y) in the case of all other parties, to Borrower and the Administrative Agent. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), when deposited in the mails (if sent by mail), or ~~when properly transmitted (if sent by a~~
telecommunications device or through the Internet)as provided in clause (e) below with respect to notices delivered through Approved Electronic Platforms or Approved Borrower Portals;
provided that notices and communications to the Administrative Agent pursuant to Article II or X shall not be effective until received by the Administrative Agent.
(e)~~Notwithstanding clause (a) through (d) above (unless the Administrative~~
~~Agent requests that the provisions of clause (a) through (d) above be followed) and any other~~
~~provision in this Agreement or any other Loan Document providing for the delivery of any~~
~~Approved Electronic Communication by any other means the Loan Parties shall deliver all~~
~~Approved Electronic Communications to the Administrative Agent by properly transmitting such~~
~~Approved Electronic Communications in an electronic/soft medium in a format acceptable to the~~
~~Administrative Agent to sheila.lee@db.com and marykay.coyle@db.com or such other electronic~~
~~mail address (or similar means of electronic delivery) as the Administrative Agent may notify~~
~~Borrower. Nothing in this clause (e) shall prejudice the right of the Administrative Agent or any~~
~~Lender or Issuer to deliver any Approved Electronic Communication to any Loan Party in any~~
~~manner authorized in this Agreement or to request that Borrower effect delivery in such manner.~~

(e) Notices and other communications to the Borrower, any Loan Party, the
Lenders, the Administrative Agent and the Issuers hereunder may be delivered or furnished by using Approved Electronic Platforms or Approved Borrower Portals (as applicable), in each case, pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications
Section 11.10 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 11.11[Reserved].
Section 11.12 Governing Law. This Agreement and any Letter of Credit and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.
Section 11.13Submission to Jurisdiction; Service of Process.
(a)Subject to clauses (b) and (c) below, any legal action or proceeding with respect to this Agreement or any other Loan Document shall be brought in the courts of the State of New York sitting in the County of New York (the “New York Supreme Court”) or of the
District Court for the Southern District of New York (the “New York Federal Court,” and
together with the New York Supreme Court, the “New York Courts”), and appellate courts from either of them and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the New York Courts; provided that nothing herein shall be deemed or operate to preclude (i) the Administrative Agent or Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 11.13 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or Collateral
Agent, as applicable, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York
Courts decline jurisdiction over any Person or decline (or, in the case of the New York Federal
Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its
Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 11.13(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(b)Each party hereto hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the
United States of America arising out of or in connection with this Agreement or any other
Loan Document by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such other party at its respective address specified in Section 11.9.
Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)Nothing contained in this Section 11.13 shall affect the right of the
Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against Holdings, Borrower or any other Loan
Party in any other jurisdiction, in connection with the exercise of any rights under any Collateral
Document or the enforcement of any judgment.
Section 11.14 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY
WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS
AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT
OR ANY OTHER THEORY).
Section 11.15 Marshaling; Payments Set Aside. None of the Administrative Agent,
any Lender or any Issuer shall be under any obligation to marshal any assets in favor of
Holdings, Borrower or any other party or against or in payment of any or all of the Secured
Obligations. To the extent that Borrower makes a payment or payments to the Administrative
Agent, the Lenders or the Issuers or any such Person receives payment from the proceeds of the
Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
Section 11.16 Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
Section 11.17 Effectiveness; Execution in Counterparts. This Agreement shall become effective when it shall have been executed by Holdings, Borrower and the
Administrative Agent and when the Administrative Agent shall have been notified by each
Lender and Issuer that such Lender or Issuer has executed it. This Agreement and the other Loan
Documents may be executed in any number of counterparts (including by facsimile or other electronic means (i.e., a “pdf” or “tiff”)) and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The effectiveness of any such documents and signatures

(including electronic signatures) shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each Loan Party, the Administrative Agent and each Lender. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.
Delivery of an executed counterpart hereof by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
Section 11.18[Reserved].
Section 11.19[Reserved].
Section 11.20 Entire Agreement. This Agreement, all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with Borrower and the
Administrative Agent.
Section 11.21Confidentiality.
(a)Neither the Lenders, the Issuers, the Other Representatives nor the
Administrative Agent may disclose to any Person any confidential, proprietary or non-public information of Parent or any Agilon Entity either furnished to the Lenders, the Issuers or the
Administrative Agent by anyParent or such Agilon Entity (such information being referred to collectively herein as the “Borrower Information”), except that each of the Lenders, the Issuers, the Other Representatives and the Administrative Agent may disclose Borrower Information
(i) to its and its Affiliates and their respective employees, officers, directors, agents and advisors that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Borrower Information and instructed to keep such Borrower Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by bank regulators, auditors or rating agencies,
(iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) if reasonably necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.21, to any pledgee referred to in Section 11.2(g)(ii) or any assignee of or participant in, or any prospective assignee of or participant in, or any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to any of its rights or obligations under this Agreement (in each case, other than a Disqualified Institution and any debt fund affiliate of any fund that controls, directly or indirectly, a competitor of Borrower or any of its Subsidiaries or any Affiliate of such competitor), (vii) to the extent such Borrower Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this Section 11.21, by the Administrative Agent, such Joint Lead Arranger or such Lender or such Issuer or such
Other Representative, or (B) is or becomes available to such Agent or such Lender or such Issuer on a non-confidential basis from a source other than Parent, an Agilon Entity or another party to this Agreement and (viii) with the prior written consent of Holdings or Borrower. NoNeither

Parent nor any Agilon Entity may disclose to any Person the amount or terms of any fees payable to any of the Administrative Agent or any Lender or any Issuer (such information being collectively referred to herein as the “Facility Information”), except that Parent or any Agilon
Entity may disclose the Facility Information (i) to CD&R, to its own Affiliates and Affiliates of
CD&R, and to its, CD&R’s and its, respective Affiliates’ employees, officers, directors, agents and advisors who have a need to know the Facility Information in connection with this
Agreement and the transactions contemplated hereby or (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or if reasonably necessary in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. Notwithstanding any other provision in this
Agreement, all parties hereto hereby agree that each party (and each of their respective employees, representatives and agents and each of the officers, directors, employees, accountants, attorneys and other advisors of any of them) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Facilities and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to any of them relating to such tax treatment and tax structure.
Notwithstanding any other provision of this Agreement, any other Loan Document or any
Assignment and Assumption, the provisions of this Section 11.21 shall survive with respect to the Administrative Agent, each Other Representative and each Lender until the second anniversary of such Administrative Agent, Other Representative or Lender ceasing to be an
Administrative Agent, Other Representative or a Lender, respectively.
(b)Each Lender acknowledges that any such information referred to in Section
11.21(a), and any information (including requests for waivers and amendments) furnished by
Borrower or the Administrative Agent pursuant to or in connection with this Agreement and the other Loan Documents, may include material non-public information concerning Borrower, the other Loan Parties and their respective Affiliates or their respective securities.
Section 11.22 Patriot Act Notice. Each Lender subject to the Patriot Act hereby notifies Borrower that, pursuant to Section 326 of the Patriot Act and the CDD Rule, it is
required to obtain, verify and record information that identifies Borrower, including the name and address of Borrower and other information that will allow such Lender to identify Borrower in accordance with the Patriot Act and the CDD Rule, and the Borrower agrees to provide such information from time to time to any Lender.
Section 11.23 No Fiduciary Duty. The Administrative Agent and the Joint Lead
Arrangers, each Lender and their affiliates (collectively, solely for purposes of this paragraph, the “Financing Parties”), may have economic interests that conflict with those of Borrower, its stockholders and/or its affiliates. Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Financing Party, on the one hand, and Borrower, its stockholders or affiliates, on the other. Holdings and Borrower each acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Financing
Parties, on the one hand, and Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Financing Party has assumed an advisory or fiduciary responsibility in favor of Borrower, its stockholders or affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Financing Party has advised, is currently advising or will advise Borrower, its stockholders or its affiliates on other matters) or any other obligation to
Borrower except the obligations expressly set forth in the Loan Documents and (y) each
Financing Party is acting solely as principal and not as the agent or fiduciary of Borrower, its management, stockholders, creditors or any other Person. Each of Holdings and Borrower acknowledges and agrees that Holdings and Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each of
Holdings and Borrower agree that it will not claim that any Financing Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Holdings or
Borrower, in connection with such transaction or the process leading thereto.
Section 11.24Electronic Execution of Assignments and Certain Other Documents.
The words “execution,” “signed,” “signature,” and words of like import in any Assignment and
Assumption or in any amendment or other modification hereof (including waivers and consents)
shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and
National Commerce Act, the New York State Electronic Signatures and Records Act, or any
other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.25Acknowledgement and Consent to Bail-In of Affected Financial
Institutions.Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Notwithstanding anything to the contrary herein or in any other Loan Document, Borrower, each
Lender, and the Administrative Agent (each of Borrower, the Lenders and the Administrative
Agent, an “Acknowledging Party”) acknowledges that any liability of any Lender that is an
Affected Financial Institution arising hereunder or under any other Loan Document, to the extent such liability is unsecured and solely relates to the Loans and not to any other Person, including any other party hereto or any other Loan Document (and not to any other obligations), to such
Acknowledging Party (all such liabilities, other than any Excluded Liability, the “Covered
Liabilities”) may be subject tothe Write-Down and Conversion Powers of the applicable
Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers to any Covered
Liability arising hereunder or under any other Loan Document which may be payable to it by any
Lender party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-in Action on any Covered Liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such Covered
Liability;
(ii)a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other
Loan Document; or

(iii)the variation of the terms of such Covered Liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable
Resolution Authority.
Notwithstanding anything to the contrary herein, nothing contained in this Section 11.25 shall modify or otherwise alter the rights or obligations under this Agreement or any other Loan
Document of any Person party hereto (other than an Acknowledging Party to the extent set forth in this Section 11.25) or with respect to any liability that is not a Covered Liability.
Section 11.26 Recognition of U.S. Special Resolution Regime. In the event that any
Lender that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution
Regime, the transfer from such Lender of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Lender that is a Covered Entity or a BHC Act Affiliate of such Lender becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this
Agreement that may be exercised against such Lender are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
[~~Signature~~Remainder of Page~~s~~ FollowLeft Intentionally Blank]

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by~~
~~their respective officers thereunto duly authorized, as of the date first above written.~~
~~agilon health, inc., as Borrower~~
By:
~~Name:~~
~~Title:~~
~~Agilon Health Intermediate Holdings, Inc., as Holdings~~
By:
~~Name:~~
~~Title:~~
~~[Signature Page to Credit Agreement]~~

~~[Signature Page to Credit  Agreement]~~ 1008909760v31

1011863418v1 3
~~JPMorgan Chase Bank, N.A., as the Administrative~~
~~Agent, a Joint Lead Arranger, a Lender and an Issuer~~
By:
~~Name:~~
~~Title:~~

~~[Signature Page to Credit  Agreement]~~ 1008909760v32

1011863418v1 3
~~Bank of America, N.A., as a Joint Lead Arranger, a~~
~~Lender and an Issuer~~
By:
~~Name:~~
~~Title:~~

~~[Signature Page to Credit  Agreement]~~ 1008909760v33

1011863418v1 3

~~Wells Fargo Securities, LLC, as a Joint Lead  Arranger~~

B y:

~~Nam e:~~

~~Titl e:~~
~~Wells Fargo Bank, National Association, as a Lender~~
~~and an Issuer~~
By:
~~Name:~~
~~Title:~~

~~[Signature Page to Credit  Agreement]~~ 1008909760v34

1011863418v1 3

~~Deutsche Bank Securities Inc., as a Joint Lead  Arranger~~

B y:

~~Nam e:~~

~~Titl e:~~
By:
~~Name:~~
~~Title:~~
~~Deutsche Bank AG New York Branch, as a Lender and~~
~~an Issuer~~
By:
~~Name:~~
~~Title:~~
By:
~~Name:~~
~~Title:~~

~~[Signature Page to Credit  Agreement]~~ 1008909760v35

1011863418v1 3
~~Nomura International Securities, Inc., as a Joint Lead~~
~~Arranger~~
By:
~~Name:~~
~~Title:~~
~~Nomura Corporate Funding Americas, LLC, as a a~~
~~Lender and an Issuer~~
By:
~~Name:~~
~~Title:~~
Exhibit B
EXHIBIT W
to
CREDIT AGREEMENT
FORM OF COMPLIANCE CERTIFICATE
This Compliance Certificate is delivered to you pursuant to Section 6.1(c) of the
Credit Agreement, dated as of February 18, 2021 (as amended by the First Amendment to Credit
Agreement, dated as of March 1, 2021, as further amended by the Second Amendment to Credit
Agreement, dated as of May 25, 2023, as further amended by the Third Amendment to Credit
Agreement, dated as of February 12, 2026, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit
Agreement”), among agilon health management, inc., a Delaware corporation (the “Borrower”),
Agilon Health Intermediate Holdings, Inc., a Delaware corporation, the Lenders and other financial institutions party thereto, the Issuers and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and the Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.
1.I am the duly elected, qualified and acting [●]1 of Borrower.
2.I have reviewed and am familiar with the contents of this Compliance Certificate.
I am providing this Compliance Certificate solely in my capacity as an officer of Borrower. The matters set forth herein are true to my knowledge after reasonable inquiry.
[3.  I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made or caused to be made under my supervision a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as ANNEX 1 (the “Financial Statements”). Such review disclosed at the end of the accounting period covered by the Financial Statements, to my knowledge as of the date of this Compliance Certificate, that [(i) the Financial Statements fairly present the consolidated financial condition of Borrower and its Subsidiaries as at the dates indicated therein and the results of their operations and cash flow for the periods indicated
therein in accordance with GAAP (subject to the absence of footnote disclosure and normal year-
end audit adjustment) and (ii)]2 no Default or an Event of Default has occurred and is continuing
[,except for , with respect to which the Borrower proposes].
4.  Attached hereto as ANNEX 2 are the reasonably detailed calculations of the
Leverage Ratio, in each case, for the four (4) Fiscal Quarters ended [] (the
“Financial Covenant Period”) demonstrating compliance with the financial covenant contained in Article V of the Credit Agreement that is tested quarterly.
1  The Certificate may be signed by a Responsible Officer of the Borrower. Responsible Officer means (a) the chief executive officer or the president or any managing member or general partner and, with respect to financial matters, the chief financial officer, the treasurer or the controller and (b) any vice president or, with respect to financial matters, any assistant treasurer or assistant controller, in each case who has been designated in writing to the Administrative Agent as a Responsible Officer by such chief executive officer or president or, with respect to financial matters, by such chief financial officer.
2  To be included only in Compliance Certificates accompanying Quarterly Reports.
[5.The following Subsidiaries of Borrower first qualified as Loan Parties during the
Financial Covenant Period: ]
[6.Attached hereto as ANNEX 3 are the reasonably detailed calculations of Excess
Cash Flow for the most recently completed Fiscal Year.]3
[7.The Available Amount as of the end of the Financial Covenant Period was
$[].]4]5
8.[Except as set forth below,] no Default or Event of Default has occurred or is continuing.6
[9.Total Cash as of the last day of the most recently ended fiscal month of the
Borrower was $[].]7
3  To be included only in Compliance Certificates accompanying Annual Reports starting with the Annual Report to be delivered within 100 days after the end of Fiscal Year 2022 in the event that if the Leverage Ratio as of the last day of such Fiscal Year was greater than or equal to 2.50:1.00.
4  To be included only if the Available Amount was applied during the Financial Covenant Period.
5To be included only in Compliance Certificates delivered pursuant to Section 6.1(c)(A) of the Credit
Agreement.
6Insert description of any Default or Event of Default that is continuing, including the nature thereof and any action which Borrower proposes to take with respect thereto.
7To be included only in Compliance Certificates delivered pursuant to Section 6.1(c)(B) of the Credit
Agreement.
IN WITNESS WHEREOF, I have executed this Compliance Certificate this day of
, 20  .
AGILON HEALTH MANAGEMENT, INC.
as Borrower
By:
Name:
Title:

ANNEX 1
[Applicable Financial Statements To Be Attached]

ANNEX
LeverageRatio
[Excess Cash Flow]
Exhibit C
Execution Version
Parent Guaranty
Parent Guaranty (this “Guaranty”), dated as of February 12, 2026, by agilon health, inc., a Delaware corporation (as further defined in the Credit Agreement described below,
“Parent” or the “Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent for the Secured Parties (in such capacity, the “Administrative Agent”, and together with the other
Secured Parties, each, a “Guarantied Party” and, collectively the “Guarantied Parties”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement referred to below.
W i t n e s s e t h:
WHEREAS, pursuant to the Credit Agreement dated as of February 18, 2021
(together with all exhibits and schedules thereto and as amended by the First Amendment to Credit
Agreement, dated as of March 1, 2021, as further amended by the Second Amendment to Credit
Agreement, dated as of May 25, 2023, as further amended by the Third Amendment to Credit
Agreement, dated as of the date hereof (the “Third Amendment”) and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”)
among agilon health management, inc., a Delaware corporation (the “Borrower”), Agilon Health
Intermediate Holdings, Inc., as Holdings, the Lenders and other financial institutions party thereto, the Issuers party thereto, and the Administrative Agent, the Lenders and Issuers have severally agreed to make Loans and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, Parent is the ultimate shareholder of all outstanding capital stock of
Holdings;
WHEREAS, the Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrower under the Credit Agreement; and
WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that Parent shall have executed and delivered this Guaranty to the Administrative Agent for the benefit of the Guarantied Parties;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Guaranty.
(a)To induce the Lenders to make the Loans and the Issuers to issue Letters of
Credit, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated
maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations (as defined below) owed to the
Guarantied Parties and, in each case to the maximum extent permitted by applicable law, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrower, now or hereafter existing, or due or to
1012000094v2

1012000094 v2
become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under Title 11 of the United
States Code, as amended (the “Bankruptcy Code”) or any similar Requirements of Law (such laws, together with the Bankruptcy Code, the “Bankruptcy Laws”), whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.
(b)For purposes of this Guaranty, the following terms shall have the following meanings:
“Borrower Obligations” means, with respect to the Borrower, the Loans, the
Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by the Borrower to the Administrative Agent, any Lender,
any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn thereunder, loan, guaranty, indemnification or otherwise), present or future, arising under the Credit Agreement or any other Loan Document, whether direct or indirect
(including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit, cash management and other fees, interest (including interest which, but for the filing of a petition in bankruptcy with respect to the Borrower, would have accrued on any
Borrower Obligation, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy proceeding), charges, expenses, fees, attorneys’ fees and disbursements and other sums chargeable to the
Borrower under the Credit Agreement or any other Loan Document, and all obligations of the Borrower under any Loan Document to provide Cash
Collateral for Letter of Credit Obligations. With respect to the Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of the Guarantor of the obligation
(the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the
analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by the Guarantor shall not include any such Excluded Borrower Obligation.
“Excluded Borrower Obligation” has the meaning set forth in the definition of “Borrower Obligations”.
“Excluded Obligation” has the meaning set forth in the definition of
“Obligations”.
“Obligations” means, with respect to the Guarantor, the collective reference to (i) the Borrower Obligations of the Borrower, (ii) all obligations and liabilities of any Loan Party other than the Guarantor that may arise under or in connection with any Hedging Contract with (x) any Person that either was
2

1012000094 v2
a Lender or any Affiliate at the time it entered into such Hedging Contract or
(y) any other Person designated by the Borrower in writing to the
Administrative Agent so long as, with respect to any such Hedging Contract, the Borrower has offered to the Revolving Credit Lenders (on a pro rata basis based on the aggregate amount of Revolving Commitments held by each
Revolving Credit Lender) a right to bid on at least two-thirds, in the aggregate, of the nominal nature of such Hedging Contract, and such other
Person’s offered terms and conditions are in good faith determined by the
Borrower to be superior to any offer from such Revolving Credit Lenders and (iii) any Cash Management Obligations of the Borrower or any
Subsidiary thereof. With respect to the Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC
(or the application or official interpretation of any thereof), all or a portion of the guarantee of the Guarantor of the obligation (together with the
Excluded Borrower Obligation, the “Excluded Obligation”) to pay or
perform under any agreement, contract or transaction that constitutes a
“swap” within the meaning of Section 1a(47) of the Commodity Exchange
Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of the Guarantor shall not include any such Excluded Obligation.
(c)The Guarantor further agrees that, if any payment made by the Borrower or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Guarantied Party to the
Borrower, its estate, trustee, receiver or any other party, including the Guarantor, under any
Bankruptcy Law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guarantor’s liability hereunder shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered, this Guaranty shall, to the maximum extent permitted by applicable law, be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment.
(d)Notwithstanding anything herein or in any other Loan Document to the contrary, the obligations of Parent under this Guaranty, including in respect of its Obligations, are unsecured.
Section 2. Limitation of Guaranty. Anything herein or in any other Loan
Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by the
Guarantor under any Requirement of Law relating to fraudulent conveyance or fraudulent transfer
(including section 548 of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, Uniform
Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this
Guaranty and the Obligations of the Guarantor hereunder) before taking into account any liabilities under any other guarantee (other than any other guarantee of the Obligations);.
Section 3. Representations and Warranties. The Guarantor hereby represents and warrants to the Lenders, the Issuers and the Administrative Agent, on and as of the
date hereof, that:
3

1012000094 v2
(a)the execution, delivery and performance by the Guarantor of this Guaranty:
(i)are within the Guarantor’s corporate powers;
(ii)have been duly authorized by all necessary action, including the consent of shareholders where required;
(iii)do not and will not (A) contravene the Guarantor’s Constituent Documents in any respect that would reasonably be expected to have a Material Adverse Effect, (B) violate any other Requirement of Law applicable to the Guarantor (including Regulations T, U and X of the
Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to the Guarantor in any respect that would reasonably be expected to have a Material
Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation of the Guarantor in any respect that would reasonably be expected to have a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of the Guarantor; and
(iv)do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than (A) those that have been or will be, prior to the date hereof, obtained or made, and each of which on the date hereof will be in full force and effect and (B) those the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect;
(b)this Guaranty has been duly executed and delivered by the Guarantor. This
Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the
Guarantor in accordance with its terms subject only to applicable laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies;
and
(c)the representations and warranties set forth in Sections 4.1 through 4.3,
Section 4.6, Sections 4.10 through 4.15 and Section 4.20 of the Credit Agreement, in each case, as to the Guarantor (as though such representations and warranties applied to the Guarantor, mutatis mutandis), are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct in all material respects as of such earlier date.
Section 4. Authorization; Other Agreements. The Guarantied Parties are
hereby authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby to the maximum extent permitted by applicable law, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to do any of the following in accordance with the terms and conditions of the other Loan
Documents:
(a)supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument
(including, without limitation, the other Loan Documents) now or hereafter executed by the
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Borrower and delivered to the Guarantied Parties or any of them, including, without limitation, any increase or decrease of principal or the rate of interest thereon;
(b)waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including, without limitation, the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them;
(c)accept partial payments on the Obligations;
(d)receive, take and hold additional security or collateral for the payment of the
Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;
(e)settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;
(f)add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;
(g)apply to the Obligations any and all payments or recoveries from the
Borrower, from any other guarantor, maker or endorser of the Obligations or any part of them or from the Guarantor to the Obligations in such order as provided herein whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;
(h)apply any and all payments or recoveries from the Guarantor of the
Obligations or sums realized from security furnished by the Guarantor upon its indebtedness or obligations to the Guarantied Parties, or any of them, whether or not such indebtedness or obligations relate to the Obligations; and
(i)refund at any time any payment received by any Guarantied Party in respect of any of the Obligations, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded;
even if any right of reimbursement or subrogation or other right or remedy of the Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the
Obligations which impairs any subrogation, reimbursement or other right of the Guarantor).
Section 5.  Guaranty Absolute and Unconditional. (a)  The Guarantor
hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees, to the maximum extent permitted by applicable law, that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:
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(i)the invalidity or unenforceability of any of the Obligations or any agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;
(ii)the absence of any attempt to collect the Obligations or any part of them from the Borrower or other action to enforce the same;
(iii)[reserved];
(iv)any Guarantied Party’s election, in any proceeding instituted under chapter
11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any comparable provisions of other Bankruptcy Laws;
(v)any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code or any comparable provisions of other Bankruptcy Laws;
(vi)the disallowance, under Section 502 of the Bankruptcy Code or any comparable provisions of other Bankruptcy Laws, of all or any portion of any Guarantied Party’s claim (or claims) for repayment of the Obligations ;
(vii)any use of cash collateral under Section 363 of the Bankruptcy Code or any comparable provisions of other Bankruptcy Laws;
(viii)any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;
(ix)[reserved];
(x)any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Holdings, the Borrower, the
Guarantor or any of the Borrower’s Subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Obligations (or any part of them or interest thereon)
in or as a result of any such proceeding;
(xi)failure by any Guarantied Party to file or enforce a claim against the
Borrower or its estate in any bankruptcy or insolvency case or proceeding;
(xii)any action taken by any Guarantied Party if such action is authorized hereby;
(xiii)any election following the occurrence of an Event of Default by any
Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party’s rights under the UCC (or other applicable legislation) or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party’s rights with respect to such personal and real property, respectively;
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(xiv)any change in the corporate existence or structure of the Borrower or any other Loan Party (other than as permitted in the Credit Agreement);
(xv)any defense, set-off or counterclaim (other than a defense of payment or performance in full) which may at any time be available to or be asserted by the Guarantor or any other Person against any Guarantied Party;
(xvi)any Requirement of Law affecting any term of the Guarantor’s obligations under this Guaranty; or
(xvii)any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations or cash collateralization thereof in accordance with the Credit Agreement.
(b) The Guarantor shall automatically be released from its obligations hereunder and the Guaranty of the Guarantor shall be automatically released pursuant to, and under the circumstances described in, Section 10.8(c) of the Credit Agreement.
Section 6.  Waivers. The Guarantor hereby waives, to the extent not prohibited by Requirement of Law, diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the
Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower. The Guarantor shall not, until the Obligations are indefeasibly paid in full in cash or cash collateralized in full in accordance with the Credit Agreement and the Commitments have been terminated, assert any claim or counterclaim it may have against the Borrower or set off any of its obligations to the Borrower against any obligations of the Borrower to it. In connection with the foregoing, the Guarantor covenants that its obligations hereunder shall not be discharged, except by payment in full in cash of the Obligations or cash collateralization in full thereof in accordance with the Credit Agreement.
Section 7. Reliance. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the
Guarantor hereby agrees that no Guarantied Party shall have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. In the event any
Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.
Section 8. Waiver of Subrogation and Contribution Rights. Until the
Obligations have been indefeasibly paid in full in cash or cash collateralized in full in accordance with the Credit Agreement and the Commitments have been terminated, the Guarantor shall not enforce or otherwise exercise any right or remedy by reason of any performance by it of its
Guaranty, including any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Borrower or any right of reimbursement or contribution or similar right
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against the Borrower by reason of this Guaranty or by any payment made by the Guarantor in respect of the Obligations.
Section 9. Subordination. The Guarantor hereby agrees that during the continuation of an Event of Default specified in Section 9.1(a), (b) or (f) of the Credit Agreement,
any Indebtedness of the Borrower now or hereafter owing to the Guarantor, whether heretofore, now or hereafter created (the “Guarantor Subordinated Debt”), is hereby subordinated to the payment of all of the Obligations, and that, except as permitted pursuant to the Credit Agreement, the Guarantor Subordinated Debt shall not be paid in whole or in part until the Obligations have been indefeasibly paid in full in cash and this Guaranty is terminated and of no further force or effect. The Guarantor shall not accept any payment of or on account of any Guarantor Subordinated
Debt at any time in contravention of the foregoing. During the continuance of an Event of Default specified in Section 9.1(a), (b) or (f) of the Credit Agreement, Holdings shall procure that the
Borrower shall, upon demand, pay to the Administrative Agent any payment of all or any part of the Guarantor Subordinated Debt that it would otherwise make under such Guarantor Subordinated
Debt and any amount so paid to the Administrative Agent shall be applied to payment of the
Obligations as provided in Section 2.13(f) of the Credit Agreement. Each payment on the
Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by the Guarantor as trustee for the Guarantied Parties and shall be paid over to the Administrative Agent immediately on account of the Obligations, but without otherwise affecting in any manner the Guarantor’s liability hereof. The Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by Requirement of Law in respect of any Guarantor Subordinated Debt, and the Administrative
Agent shall be entitled to all of the Guarantor’s rights thereunder. If for any reason the Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim is permitted to be filed, the Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in the Guarantor’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, the Guarantor hereby assigns to the
Administrative Agent all of the Guarantor’s rights to any payments or distributions to which the
Guarantor otherwise would be entitled. If the amount so paid is greater than the Guarantor’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto. In addition, the Guarantor hereby irrevocably appoints the Administrative Agent as its attorney in fact to exercise all of the Guarantor’s voting rights with respect to the Guarantor’s
Guarantor Subordinated Debt in connection with any bankruptcy proceeding or any plan for reorganization of the Borrower.
Section 10. Default; Remedies. The obligations of the Guarantor hereunder are independent of and separate from the Obligations. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Borrower or any other guarantor of the Obligations, or against any Collateral under the Loan Documents or joining the Borrower or any other guarantor in any proceeding against the Guarantor.
Section 11.Irrevocability.Subject to the release of the Guaranty of the
Guarantor pursuant to Section 5(b), this Guaranty shall, to the maximum extent permitted by
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1012000094 v2
applicable law, be irrevocable as to any and all of the Obligations until the Commitments have been terminated and all monetary Obligations then outstanding have been indefeasibly repaid in full in cash or cash collateralized in full in accordance with the Credit Agreement, at which time this
Guaranty shall automatically be cancelled. Upon such cancellation or release pursuant to Section
5(b) and at the written request of the Guarantor or its successors or assigns, and at the cost and expense of the Guarantor or its successors or assigns, the Administrative Agent shall execute
(without recourse, representation or warranty of any kind) in a timely manner a satisfaction of this
Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence
(a)in the case of such cancellation, the termination of this Guaranty and (b) in the case of the circumstances described in Section 5(b), the release of this Guaranty with respect to the Guarantor.
Section 12. Setoff. Upon the occurrence and during the continuance of any
Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply all deposits (general or special, time or demand, provisional or final) (other than against any
Government Accounts Receivable (as defined in the Pledge and Security Agreement) (prior to the assignment of such Government Account Receivable established by or pursuant to the order of a court of competent jurisdiction)) at any time held or other indebtedness owing by such Guarantied
Party or its Affiliates to or for the credit or the account of the Guarantor against any and all of the
Obligations now or hereafter existing whether or not such Guarantied Party shall have made any demand under this Guaranty, the Credit Agreement or any other Loan Document and even though such Obligations may be unmatured.
Section 13. No Marshalling. The Guarantor consents and agrees that no
Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Obligations.
Section 14. Enforcement; Amendments; Waivers. No delay on the part of any
Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit
Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the
Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon any Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the Administrative Agent (with the consent or the instruction of the party or parties necessary to make such modification or give such waiver under the Credit Agreement). Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrower, the Guarantor, any other guarantor of all or any part of the
Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied
Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or the Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver. No waiver of any Event of Default by any
Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of
Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party’s rights and remedies or the obligations of the
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Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal, interest and/or other amount owing by the Borrower to a Guarantied Party shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.
Section 15. Successors and Assigns. This Guaranty shall be binding upon the
Guarantor and upon the successors and assigns of the Guarantor and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; provided, that the Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (with the consent or the instruction of the party or parties necessary to make such modification or give such waiver under the Credit Agreement)
(and any attempted assignment without such consent shall be null and void). All references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantor and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.
Section 16. Governing Law. This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.
Section 17.Submission to Jurisdiction; Service of Process.
(a)Any legal action or proceeding with respect to this Guaranty, and any of the other Loan Documents to which the Guarantor is party, shall be brought in the New York Courts, and, by execution and delivery of this Guaranty, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the New York
Courts and any appellate courts; provided that nothing herein shall be deemed or operate to preclude, if all such New York Courts decline jurisdiction over such Person, or decline (or, in the case of the New York Federal Courts, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding that is brought with respect thereto in another court having jurisdiction. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(b)The Guarantor hereby irrevocably designates, appoints and empowers the
Borrower in the case of any suit, action or proceeding brought in the United States of America as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding brought in the United States of America arising out of or in connection with this Guaranty or any of the other Loan Documents. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to the Guarantor in care of the Borrower at the Borrower’s address specified in Section 11.9 of the Credit Agreement or at such other address as the Borrower may specify pursuant to
Section 11.9 of the Credit Agreement, and the Guarantor hereby irrevocably authorizes and directs the Borrower to accept such service on its behalf. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Requirement of Law.
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(c)Nothing contained in this Section 17 shall affect the right of the
Administrative Agent or any other Guarantied Party to serve process in any other manner permitted by Requirement of Law or commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.
Section 18. Certain Terms. The following rules of interpretation shall apply to this Guaranty: (a) the terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Guaranty as a whole and not to any particular Article, Section, subsection or clause in this
Guaranty, (b) unless otherwise indicated, references herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or clause in this Guaranty and (c) the term “including” means “including without limitation” except when used in the computation of time periods.
Section 19. Waiver of Jury Trial. EACH OF THE ADMINISTRATIVE
AGENT, THE OTHER GUARANTIED PARTIES AND THE GUARANTOR IRREVOCABLY
WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS
GUARANTY AND ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT
OR ANY OTHER THEORY).
Section 20. Notices. Any notice or other communication herein required or permitted shall be given as provided in Section 11.9 of the Credit Agreement and, in the case of the
Guarantor, to the Guarantor in care of the Borrower.
Section 21. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Requirement of Law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
Section 22. Waiver. The Guarantor hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damage in any legal action or proceeding in respect of this Guaranty or any of the other Loan Documents.
Section 23. Execution in Counterparts. This Guaranty may be executed in any number of counterparts (including by facsimile or other electronic transmissions (i.e., a “pdf” or
“tif”)) and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart hereof by telecopy shall be effective as delivery of a manually executed counterpart hereof.
Section 24. Entire Agreement. This Guaranty, taken together with all of the other Loan Documents executed and delivered by the Guarantor, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]
11
In Witness Whereof, this Guaranty has been duly executed on the date first set forth above.
Agilon Health, Inc.
By:
Name:
Title:
[Signature Page to Parent Guaranty]
1012000094v2
Acknowledged And Agreed
as of the date first above written:
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By:
Name:
Title:
[Signature Page to Parent Guaranty]
1012000094v2